                                 PIMCO Funds Annual Report

                                     [ART APPEARS HERE]

                  One way to unlock the potential of your portfolio is through proper diversification. And with the volatility of the financial markets, diversification could be more important than ever. Story on page 4.


March 31, 1997    Inside this report:
Pacific
Investment
Management        Page 2  Letter From PIMCO Funds' Chairman
Series            Where We've Been and What's Ahead

Long-Term U.S.
Government        Page 4  Today's Investor
                  Unlock the Potential of Your Portfolio
Foreign Bond

Global Bond II    Page 6  Manager Spotlight
                  William Gross of Pacific Investment Management
High Yield

Total Return      Page 7  In The News
                  Recent News on the PIMCO Funds
Real Return Bond

Low Duration      Page 9  Overview: Comprehensive Fund Family

Short-Term
                  Page 10 PIMCO Funds Financial Information
StocksPLUS

Money Market


                                              [LOGO OF PIMCO FUNDS APPEARS HERE]

Chairman's Letter

Dear Fellow Shareholder:


Both the stock and bond markets posted positive returns for the one-year period ended March 31, 1997. The stock market, as measured by the Standard & Poor's 500 Index of stocks, rose 19.8%, and the overall bond market, as measured by the Lehman Aggregate Bond Index, posted a 4.9% return. I am particularly pleased to report that our Funds continue to post exceptional short- and long-term results.

Volatility Continues While the financial markets posted gains over the last year, it was anything but a smooth ride. Stock and bond prices often fluctuated broadly, as investors focused on the latest news regarding economic growth, inflation, interest rates and corporate earnings.

Market gyrations peaked from mid-March to early May 1997, as both stocks and bonds experienced sharp losses, followed immediately by strong gains. Ultimately, investors who resisted the urge to react to short-term events were rewarded for their patience.

Looking Ahead As I write this letter, there are positive signs for continued market strength. These include the balanced budget accord, better-than-expected corporate earnings and few signs of increased inflation.

Yet, concerns do exist. The bull market in stocks is nearing an unprecedented seventh year. Federal Reserve Chairman Alan Greenspan has expressed concerns regarding soaring stock prices. And, economic growth could potentially lead to higher inflation. These events could trigger further interest rate hikes, which could result in increased volatility.

The article on page four and the subsequent interview with William Gross, one of the country's leading financial experts, provides a number of strategies to consider with your financial advisor given current market conditions.

One final note--this marks the first shareholder report since the January 1997 consolidation of the PIMCO Advisors Funds with the institutional PIMCO Funds family. We are now one of the largest fund families in the U.S., with over $26 billion in assets under management. And we now offer 26 mutual funds to help you meet your financial needs.

With the consolidation, we now have two separate prospectuses and shareholder reports for the PIMCO Funds family. Shareholders of those PIMCO Funds managed by Pacific Investment Management Company will receive reports for the fiscal periods ended March 31 and September 30, while shareholders of all the other PIMCO Funds will receive reports for the periods ended June 30 and December 31.

We appreciate the trust you have placed in us, and we will continue to work hard to help you meet your financial objectives.

Sincerely,

/s/ Brent R. Harris

Brent R. Harris
Chairman of the Board

May 6, 1997

[2]

Market Review

The Bond Market
The Future Looks Bright

                           [LINE GRAPH APPEARS HERE]

Interest rates accelerated as the quarter ended, but help, in the form of slower economic growth, could be on the way.

                        Date                 Yield
                        ----                 -----

                      04/05/96               6.826%
                      05/03/96               7.119
                      06/07/96               7.033
                      07/05/96               7.194
                      08/02/96               6.745
                      09/06/96               7.112
                      10/04/96               6.743
                      11/01/96               6.681
                      12/06/96               6.513
                      01/03/97               6.734
                      02/07/97               6.706
                      03/07/97               6.816
                      03/28/97               7.090

Over the last year the bond market has seen its share of ups and downs. Investors have spent a great deal of time and energy trying to determine the direction of the economy and inflation. As a result, short-term news often led to heightened interest rate volatility.

  1997 initially looked a lot like the start of 1996, as it began with a promising outlook for the economy and interest rates. However, in a repeat performance, the bond market experienced a reversal of fortune when it appeared that economic growth was taking off. Interest rates moved steadily upwards in February and March 1997, as a result of stronger-than-expected economic growth.

  In an attempt to cool off the economy and make a preemptive strike against inflation, the Federal Reserve Board raised interest rates 1/4 of a percentage point on March 25. By the end of the first quarter 1997, long-term interest rates had hit 7.1%, and it appeared that rates largely reflected the surge in the economy. Since that time, bond prices have rebounded, as signs continue to point to benign inflation.

  Thus far in 1997, the best performing sectors of the bond market were also 1996's winners--high yield and currency-hedged foreign bonds. Mortgage-backed bonds have also fared well, as yields remained in a limited range, lowering the potential of mortgage prepayments.

  Despite recent market volatility, we feel the prospects for the bond market are bright. While the Federal Reserve may feel compelled to increase interest rates again, the economy should begin to show signs of a slowdown as the year progresses. This should lead to a gradual decline in bond rates--perhaps falling as low as 6.25%. For additional details on our bond market outlook, please refer to the interview with William Gross on page six.

--------------------------------------------------------------------------------

The Stock Market
The Bull Market Continues

                           [LINE GRAPH APPEARS HERE]

Large-cap stocks fought off a near-correction to continue their record run.

                        Date             S&P 500 Index
                        ----             -------------
                      04/05/96               655.86
                      05/03/96               641.63
                      06/07/96               673.31
                      07/05/96               657.44
                      08/02/96               662.49
                      09/06/96               655.68
                      10/04/96               701.46
                      11/01/96               703.77
                      12/06/96               739.60
                      01/03/97               748.03
                      02/07/97               789.56
                      03/07/97               804.97
                      03/28/97               773.88


After posting outstanding returns in 1995 and 1996, many investors approached this year's stock market with some trepidation. Economic conditions were positive, but the market had gone over six years without a correction of at least 10%--the longest such run in its history.

  But, as 1997 began, investors flocked to large-capitalization stocks, and the S&P 500 Index surged ahead nearly 9% by the middle of February. While the large-cap gain was impressive, most other sectors of the stock market did not fare as well--most notably small-cap and many technology stocks.

  Then, in mid-March, it appeared the bull market would finally come to a close. Stock prices fell, as signs of strong economic growth led to fears of rising inflation and interest rates. These increases typically hurt stock prices, as they can ultimately take a toll on corporate profits. While all sectors of the stock market fell, small-cap, mid-cap and technology issues felt the brunt of the decline.

  Then, just as investors were bracing themselves for further adversity, the stock market displayed amazing resiliency. As we write this report, most sectors have fully rebounded, and even smaller-cap stocks are beginning to show some signs of strength.

  Turning to the international arena, emerging market stocks have been the clear winners this year, posting an 8% gain during the first quarter. Returns from developed markets have been less notable, as slow growth in many foreign countries has muted performance.

  Looking ahead, we are cautiously optimistic about the prospects for the stock market. The optimism lies in the fact that the current environment is quite positive--the economy is growing and corporate profits are healthy, and yet inflation appears anemic.

  However, if inflation and interest rates spiral upwards we could see an acceleration in market volatility. Given this scenario, it's important for investors to ensure that their portfolios are adequately diversified, and maintain a long-term outlook.

                                                                             [3]

--------
Today's
Investor
--------

Unlock the Potential of Your Portfolio
Through Diversification

After a six-year bull market, it recently appeared that the stock market was headed for a major correction. But investors who stayed the course were quickly rewarded, as the Dow recouped its losses in less than one month. But given recent volatility and the record bull market, locking-in some stock market profits and reallocating those assets into bonds could help you unlock the true potential of your portfolio.

  If recent market events are any indication, it's clear that the only certainty about investing is its uncertainty. Just consider recent market events. Beginning in mid-March, the Dow Jones Industrial Average started its fall of nearly 10%. Then it confounded many experts by abruptly reversing course and rebounding over 10% by early May. While this volatility may seem unique, it really isn't. Stock market rallies and declines often happen in short bursts.

What to do now

It's obvious that no one knows where the market could be headed next. But stock market corrections are as inevitable as death and taxes. With this year's volatility, it's more important than ever to stay focused on tried and true investment rules--starting with a diversified portfolio. And given the positive potential of today's bond market, proper diversification could be more important than ever.

A record bull run...

First let's take a step back and review the current historic bull market:*

 . At 6 1/2 years old it's twice as long as any previous bull market.

 . It has resulted in the largest percentage gain of any bull market.

 . During its run, the Dow has posted a 19.6% annualized return, versus a 10.7% annualized return from 1926-1996. (Source: Ibbotson Associates).

 . When the bull market began the Dow stood at 2365. In early May it had risen to over 7250.

                           [LINE CHART APPEARS HERE]


                Dow Jones
                Industrial
 Date            Average
 ----            -------
09/07/90         2619.55
12/28/90         2629.21
12/27/91         3101.52
12/25/92         3326.24
12/31/93         3754.09
12/30/94         3834.44
12/29/95         5117.12
12/27/96         6560.91
05/23/97         7345.91

                        [ARTWORK OF LOCK APPEARS HERE]

 ...Leading to impaired diversification

As a result of the run-up in stocks, many investors' portfolios are no longer properly diversified. Consider what has happened to a hypothetical portfolio with 65% in stocks and 35% in bonds from January 1, 1995 through December 31, 1996.


Recent Market Performance May Impair A Diversified Portfolio
--------------------------------------------------------------------------------
            January 1, 1995                       December 31, 1996
--------------------------------------------------------------------------------
            Initial           Initial Percent     New                New Percent
            Allocation        Allocation          Allocation         Allocation
--------------------------------------------------------------------------------
Stocks      $65,000           65%                $152,819            72%
--------------------------------------------------------------------------------
Bonds       $35,000           35%                $ 42,968            28%
--------------------------------------------------------------------------------

Returns based on the performance from 1/1/95 to 12/31/96. Stocks represented by the S&P 500 Index, an unmanaged index of common stocks. Bonds represented by the Lehman Brothers Aggregate Bond Index, an unmanaged index of bonds. It is not possible to invest in an unmanaged index, and results are not indicative of any PIMCO Fund. Past performance is not indicative of future results.

While having a larger portion of your portfolio in stocks is good news when stock prices are rising, when the stock market does correct, a portfolio that's top-heavy in stocks could feel the brunt of the decline. Just look what happened during the 1987 market crash. A portfolio of 100% stocks fell much more dramatically, and rebounded slower, than a more diversified portfolio.

Diversified Portfolio Tempers Volatility

A $10,000 investment in a diversified portfolio fared better than an all-stock portfolio during the 1987 stock market decline.


                           [LINE GRAPH APPEARS HERE]

               Diversified
Month End       Portfolio      All-Stocks
---------      -----------     ----------
  09/87         $ 10,000        $ 10,000
  10/87            8,851           7,847
  11/87            8,442           7,201
  12/87            8,873           7,749
  01/88            9,230           8,086
  02/88            9,522           8,449
  03/88            9,312           8,191
  04/88            9,361           8,293
  05/88            9,371           8,344
  06/88            9,721           8,730
  07/88            9,686           8,708
  08/88            9,489           8,398
  09/88            9,819           8,758
  10/88           10,064           9,012
  11/88            9,919           8,869
  12/88           10,029           9,026

All-stock portfolio represented by the S&P 500 Index. Diversified portfolio consists of 60% S&P 500 Index and 40% Lehman Aggregate Bond Index. It's not possible to invest in an unmanaged index and results are not indicative of any PIMCO Fund. Past performance is no guarantee of future results.

[4]

Why bonds now?

With your PIMCO Funds investment, a portion of your portfolio is already allocated in bonds. That's a good start. The next step is to determine if the percentage of your bond fund holdings is sufficient, given your financial goals and risk tolerance. If you're hesitant to rebalance your portfolio because of the strong stock market, remember the benefits of bonds.

1.  Conservative risk/reward tradeoff

Stocks have historically provided the highest overall investment return, but also the highest risk. On the other hand, bonds have offered a more conservative risk/reward tradeoff.

Bonds Have Been Historically Less Volatile . . .
Best and worst 1-year returns from stocks and bonds

[BAR GRAPH APPEARS HERE]

                Stocks          Bonds
                ------          -----
Best             +54%           +29%
Worst            -43             -5

Source: Ibbotson Associates from 1926-1996. Past performance is no guarantee of future results. Stocks represented by the S&P 500 Index, an unmanaged index of common stocks. Bonds represented by a government bond portfolio tracked by Ibbotson with a 5-year maturity. It is not possible to invest in an unmanaged index.

2.  Solid returns

In addition to the income they offer, bonds can also provide capital appreciation potential. This combination of income and appreciation has led to strong total returns.

 . . . While Still Providing Solid Returns
Value of a $10,000 investment in the bond market (12/31/81-12/31/96)

[LINE GRAPH APPEARS HERE]


Date            Inflation       Bonds
----            ---------       -----
12/81           $ 10,000      $ 10,000
12/82             10,384        13,262
12/83             10,778        14,371
12/84             11,204        16,547
12/85             11,627        20,205
12/86             11,758        23,289
12/87             12,276        23,931
12/88             12,815        25,818
12/89             13,411        29,569
12/90             14,230        32,218
12/91             14,666        37,374
12/92             15,087        40,141
12/93             15,506        44,054
12/94             15,921        42,769
12/95             16,314        50,671
12/96             16,867        52,510

Past performance is no guarantee of future results. Bonds represented by the Lehman Aggregate Bond Index, an unmanaged index of bonds from 12/31/81 through 12/31/96. Inflation represented by the CPI. It is not possible to invest in an unmanaged index. Returns are not representative of any PIMCO Fund.

3.  Favorable bond market conditions

We believe current economic conditions have created a positive investment environment for bonds. We're experiencing steady economic growth, with signs of a slowdown as the year progresses. This would likely lead to a positive interest rate climate for bonds. In addition, there are few indications that inflation is a problem. Rising inflation erodes the value of bonds, whereas declining inflation is good news for bondholders.

4.  High real rates of return

Although the yields on bonds are lower than they were five or ten years ago, the real rate of return is actually more attractive. An investment's "real" return is its return after inflation. So, in the case of bonds, it's the yield less the rate of inflation. As of March 31, 1997, the real rate of return on 30-year U.S. Treasuries was 4.1% (7.1% yield-3.0% inflation rate). This return is significantly better than the historical average rate of 1.8%.

Real rates of return (yield minus inflation) are now significantly higher than their historical average.

Historical
Real Rate of Return      1.8%

Current
Real Rate of Return      4.1%

Real rate of return and historical average based on the yield of 30-year Treasury bonds, less the rate of inflation (represented by the CPI). Current real rate of return as of 3/31/97. Historical rate of return from 12/31/25-12/31/96. Past performance is no indication of future results.

Proper asset allocation is a key to a successful financial plan. Given the unprecedented bull market in stocks, it could be an ideal time to take a fresh look at your allocation. To determine if you should lock-in a portion of your stock market profits by moving some money out of stocks and into bonds, contact your financial advisor. He or she can review your portfolio, risk tolerance and time frame, and recommend a course of action to help keep your investment plan on track.

*Bull market returns based on the performance of the Dow Jones Industrial
 Average. Historical market returns (1926-1996) based on data from Ibbotson Associates. Past performance is no guarantee of future results.

                                                                            [5]

Manager
Spotlight


Managing Director and Founder of Pacific Investment Management Company William Gross


William Gross is a Managing Director and founder of Pacific Investment Management Company, a PIMCO Advisors institutional investment firm. And he is the portfolio manager of the highly-rated PIMCO Total Return and Low Duration Funds. Financial experts are never at a loss to praise Mr. Gross. Money magazine (5/97) said that he is "generally regarded as the top bond fund manager of his generation". And Wall Street Week's Louis Rukeyser calls him "the king of the bond world". We recently spoke with Mr. Gross on the eve of the publication of his first book, "Everything You've Heard About Investing is Wrong".

                   [PHOTO OF WILLIAM GROSS APPEARS HERE]

Q: What have people heard about investing that is wrong?

A: It's really what most people have come to expect from their investments that is wrong.

A bull market in stocks since the mid-1970s, combined with the dramatic performance of bonds since 1981, has led to rampant unrealistic expectations.

Q: But what about the 1987 stock market crash and 1994 debacle in bonds?

A: These events were short and corrective, as opposed to drawn-out and stagnant. A large segment of today's investors have never experienced a true bear market.

Q: Based on the historic bull markets, some experts are saying "it's different this time."

A: I disagree. The conditions that produced these long bull markets will be difficult to duplicate in the future. They were caused by a sharp increase in corporate profits, combined with a near historic drop in inflation and interest rates.

Since the mid-1970s, after-tax profits have increased by 10% annually. And since 1981, inflation has receded from double-digits to a lowly 2-3% a year, while long-term Treasury yields plunged from 15 1/4% to 6% in 1993. This performance will not be repeated in our lifetimes.

Q: So what types of returns do you foresee going forward?

A: I believe you'll likely compound your money at 6%, as opposed to the 15-20% that has been synonymous with our rapidly maturing bull markets.

Q: Where do you see the opportunities in today's stock and bond markets?

A: So many people have poured money into the stock market that their portfolios have become top-heavy in equities. Sooner or later--and I believe sooner--a correction in stocks will occur, and these people will suffer the most. Therefore, many people should add more balance to their portfolios by reallocating some stock assets into bonds.

Q: So you feel it's a good time to invest in bonds?

A: Definitely. Bonds are now yielding around 7%, with the possibility of some capital appreciation if interest rates decline, which I think will occur later in the year. The total return of bonds should stack up nicely compared to stocks, with much less downside risk.

Q: Why do you think interest rates will fall?

A: Because economic growth will decline compared to its current rate. That's due in part to the strengthening dollar that will limit exports, and a reduction in consumer spending, because of excessive debt. In addition, inflation should fall, not increase, as oil prices decline and U.S. manufacturers hold prices in check to remain competitive with foreign imports.

Q: Let's shift gears for a moment and discuss the two PIMCO Funds you manage.

A: Yes, both PIMCO Total Return Fund and Low Duration Fund have just had their 10 year anniversaries.

Q: With over $13 billion in assets, Total Return Fund is now the largest taxable bond fund in the country. And in December, Morningstar said Low Duration Fund has "a stunning long-term risk/reward profile." To what do you attribute the success of these Funds?

A: Like all the PIMCO Funds we manage, these Funds are guided by our long-term outlook for the economy and interest rates. By focusing on the larger picture we've successfully avoided overreacting to short-term economic and market events. In addition, both of these Funds do not artificially stretch to provide the highest yield. Rather, we seek maximum total return, by concentrating on both the income and appreciation potential available from bonds.

To learn more about PIMCO Total Return or Low Duration Funds, refer to pages 15 and 17, respectively, or contact your financial advisor.

The views of Mr. Gross are not indicative of any past or future performance of any PIMCO Fund.

[6]

In The
News


The PIMCO Funds and its institutional portfolio managers are regularly featured in the press. Here is a sample of some recent articles.

 . In the May 1997 issue of Money magazine PIMCO StocksPLUS Fund was featured in an article highlighting "Super Index Funds." The article explained how the Fund seeks to provide a return in excess of the S&P 500 Index by investing in stock futures, backed by a portfolio of short-term, investment grade bonds. For details on the Fund, turn to page 19.

 . The April 1997 issue of Kiplinger's Personal Finance explained the benefits of the Treasury department's new inflation-index bonds. In their article they turned to PIMCO Advisors' William Gross for his assessment of these new securities. Mr. Gross said the bonds are "as close to an outright 'guarantee' that your money will beat inflation as you can get". In January 1997, PIMCO Funds was one of the first firms to launch a fund investing primarily in inflation-indexed securities. Turn to page 16 for further information on PIMCO Real Return Bond Fund.

 . In a review (12/96) of PIMCO High Yield Fund, Morningstar said, "Much of the credit for this Fund's success owes simply to good credit selection by (portfolio manager) Ben Trosky. Investors who want high yield exposure but are unwilling to take on too much risk will be hard pressed to find a better option".

 . Morningstar also sang the praises of PIMCO Total Return Fund in December, 1996. In their analysis of the Fund they said, "PIMCO in general, and William Gross in particular, have a very impressive record navigating the fixed-income market. This is definitely one of the great bond funds".

Morningstar Inc., an independent organization, provides investors with information regarding a wide range of investment products. One service offered by Morningstar is assigning star ratings to the mutual funds they track. Their highest rating is five-stars, and the lowest rating is one-star. Following are the PIMCO Fund family's five- and four-star rated Funds as of March 31, 1997.

--------------------------------------------------------------------------------
 STOCK FUNDS                  Overall        1 Year        3 Year        5 Year
--------------------------------------------------------------------------------
 Equity Income Fund           ****           4             4             4
 Renaissance Fund             ****           4             4             4
 StockPLUS Fund               *****          5             5             -
 Value Fund                   ****           4             4             4
 Capital Appreciation Fund    ****           4             4             4
 Mid-Cap Growth Fund          ****           4             4             4

--------------------------------------------------------------------------------
 BOND FUNDS                   Overall        1 Year        3 Year        5
--------------------------------------------------------------------------------
 Foreign Bond Fund            *****          5             5             -
 High Yield Fund              *****          5             5             -
 Total Return Fund            ****           3             3             4
 Low Duration Fund            ****           4             4             4
 Short-Term Fund              ****           5             5             4

The above chart is based on 3/31/97 Morningstar ratings. Overall rating is a weighted average of a fund's 3-, 5- and 10-year ratings (when applicable). During the 1, 3-, 5- and 10-year periods there were 3,048, 1,919, 1,076 and 601 domestic equity funds and 1,696, 1,172, 630 and 258 taxable bond funds, respectively.

Morningstar ratings reflect historical risk-adjusted performance and are subject to monthly changes. Therefore, past ratings are not a guarantee of future results. The ratings are calculated from a fund's average annual total return with appropriate sales charge adjustment and a risk factor that reflects fund performance relative to three-month Treasury bill returns. 5-star ratings are limited to the top 10% of funds in an investment category and the next 22.5% earn 4-stars. Morningstar ratings are based on a fund's oldest class of shares. With the exception of the Renaissance Fund; rating based on institutional class shares. Class A, B and C shares, which were initially offered on 1/17/97, have not yet been rated by Morningstar.

                                                                             [7]

Investor
Services
                               24-Hour Automated
                               Telephone System


Have you ever needed to learn the price of your PIMCO Fund at the end of the trading day? Or wanted a quick overview on the financial markets? With PIMCO Funds Automated Telephone Information System these facts and more are available 24-hours a day!


This system provides a wide variety of financial information, including:
 .  the latest day's fund prices
 .  fund dividend information
 .  account balances and details on recent transactions (for shareholders who receive account statements directly from PIMCO Funds)
 .  stock and bond market closing prices
 .  timely reviews of the financial markets.
The system is easy to use--simply dial 1-800-223-2413 from your touch-tone phone.


--------------------------------------------------------------------------------
MAIN MENU
--------------------------------------------------------------------------------
Once you're connected you'll be asked to select from these options.


1 for information about the PIMCO Funds (i.e., current prices, recent distributions)

2 for information about your account (i.e., account value, recent transactions)

3 to make an account transaction with a customer service representative (during business hours)

4    to create or change a Personal Identification Number (PIN)

5    for an update on the financial markets


--------------------------------------------------------------------------------
HELP IN GETTING AROUND
--------------------------------------------------------------------------------
For help in moving about the system, you can use these options.


* 1  to go to other items on the main menu

* 2  to fast-forward in the selection you're listening to

* 3  to delete your entry

* 4  to listen to more options

* 5  to return to the beginning of your selection from the main menu

* 6  to return to the main menu

* 7  to repeat the most recent information

* 8  to return to the shareholder identification process

* 9  to repeat information for the last account number entered

* 0 to speak with a customer service representative during regular business hours


We believe you'll find this service to be a convenient way to learn more about your Funds and the financial markets in general. To receive a free brochure that contains more information on the system, and details on the other shareholder services available from PIMCO Funds, call us today at 1-800-227-7337.


The PIMCO Funds Family

The PIMCO Funds are managed by PIMCO Advisors L.P.--a publicly traded company that specializes in the investment management business. Currently, PIMCO Advisors has $110 billion in assets under management, including $26 billion in mutual funds. Under the PIMCO Advisors L.P. umbrella are six institutional investment management firms--each with a specific investment discipline or style. As primarily "institutional" managers, these firms manage assets for large corporations, pensions and endowments. In fact, they collectively manage assets for 35 of the 100 largest corporations in the U.S.
     In the past, their high minimum account balances (up to $75 million in some cases) kept these managers' expertise out of reach for most investors. However, as managers of the PIMCO Funds, their expertise is now available to all investors. To learn more about a fund manager, call us at 1-800-227-7337 to receive a free brochure.
     The PIMCO Funds family consists of core stock and bond funds, as well as more focused funds that allow investors to round out and customize their portfolio. Together, the PIMCO Funds offer the breadth and quality that will satisfy virtually every investor's needs.

Specialized Stock Fund Managers

We believe that different types of stock funds require specialized expertise. To ensure that you get the highest quality management for whichever PIMCO Stock Fund you choose, we have carefully matched each Fund with a PIMCO Funds firm that specializes in that discipline.

Premier Bond Fund Managers

The PIMCO Bond Funds are primarily managed by PIMCO Funds' Pacific Investment Management Company--one of the most respected names in institutional bond management. Pacific Investment Management actively manages these funds with an emphasis on total return potential--income and price change--rather than yield alone. Overall, they avoid investment fads in favor of a long-term, conservative approach that includes aggressively seeking opportunities in all sectors of the fixed-income market.


[8]



Bond Funds                   Objective                        Primary Portfolio Composition            PIMCO Advisors Manager
------------------------------------------------------------------------------------------------------------------------------------

Long-Term U.S.               Maximum total return             Long-term U.S. government bonds          Pacific Investment
Government                                                    (8+ year duration)                       Management Company
------------------------------------------------------------------------------------------------------------------------------------

Tax Exempt                   High current income exempt from  Investment-grade municipal bonds         Columbus Circle Investors
                             federal taxes, preservation of   (3-10 year duration)
                             capital
------------------------------------------------------------------------------------------------------------------------------------

Foreign Bond                 Maximum total return             Investment-grade foreign bonds           Pacific Investment
                                                              (3-6 year duration)                      Management Company
------------------------------------------------------------------------------------------------------------------------------------

Global Bond II               Maximum total return             Investment-grade U.S. and foreign        Pacific Investment
                                                              bonds (3-6 year duration)                Management Company
------------------------------------------------------------------------------------------------------------------------------------

High Yield                   Maximum total return             High-yield bonds (3-6 year duration)     Pacific Investment
                                                                                                       Management Company
------------------------------------------------------------------------------------------------------------------------------------

Total Return                 Maximum total return             Intermediate-term, investment-grade      Pacific Investment
                                                              bonds (3-6 year duration)                Management Company
------------------------------------------------------------------------------------------------------------------------------------

Real Return Bond             Maximum total return             Inflation-adjusted government bonds      Pacific Investment
                                                                                                       Management Company
------------------------------------------------------------------------------------------------------------------------------------

Low Duration                 Maximum total return             Shorter-term, investment-grade bonds     Pacific Investment
                                                              (1-3 year duration)                      Management Company
------------------------------------------------------------------------------------------------------------------------------------

Short-Term                   Maximum current income           Money market securities and              Pacific Investment
                             consistent with                  short-term bonds (up to 1 year           Management Company
                             preservation of capital          duration)
                             and daily liquidity



Stock Funds                  Objective                        Primary Portfolio Composition            PIMCO Advisors Manager
------------------------------------------------------------------------------------------------------------------------------------

Equity Income                Current income and long-term     Stocks of companies with                 NFJ Investment Group
                             growth                           below-average P/Es and
                                                              above-average dividends
------------------------------------------------------------------------------------------------------------------------------------

Renaissance                  Long-term growth of capital      Income-producing stocks and              Columbus Circle Investors
                             and income                       convertible securities
------------------------------------------------------------------------------------------------------------------------------------

StocksPLUS                   Total return exceeding the S&P   S&P 500 stock index futures backed by    Pacific Investment
                             500 Index                        a portfolio of short-term fixed-income   Management Company
                                                              securities
------------------------------------------------------------------------------------------------------------------------------------

Value                        Long-term growth of capital      Stocks of companies with                 NFJ Investment Group
                             and income                       below-average P/Es
------------------------------------------------------------------------------------------------------------------------------------

Capital Appreciation         Growth of capital                Stocks of larger-capitalized companies   Cadence Capital Management
                                                              the manager believes are reasonably
                                                              priced
------------------------------------------------------------------------------------------------------------------------------------

Growth                       Long-term growth of capital      Stocks of larger-capitalized companies   Columbus Circle Investors
------------------------------------------------------------------------------------------------------------------------------------

Mid-Cap Growth               Growth of capital                Stocks of medium-capitalized companies   Cadence Capital Management
                                                              the manager believes are reasonably
                                                              priced
------------------------------------------------------------------------------------------------------------------------------------

Target                       Capital appreciation             Stocks of medium-capitalized companies   Columbus Circle Investors
------------------------------------------------------------------------------------------------------------------------------------

Small-Cap Value              Growth of capital and income     Stocks of smaller-capitalized            NFJ Investment Group
                                                              companies with below-average P/Es
------------------------------------------------------------------------------------------------------------------------------------

Opportunity                  Capital appreciation             Stocks of smaller-capitalized            Columbus Circle Investors
                                                              companies
------------------------------------------------------------------------------------------------------------------------------------

International Developed      Long-term growth of capital      Stocks of non-U.S. companies in          Blairlogie Capital Management
                                                              developed markets
------------------------------------------------------------------------------------------------------------------------------------

International                Capital appreciation             Stocks of non-U.S. companies in          Blairlogie Capital Management
                                                              developed and emerging markets
------------------------------------------------------------------------------------------------------------------------------------

Emerging Markets             Long-term growth of capital      Stocks of non-U.S. companies in          Blairlogie Capital Management
                                                              emerging markets
------------------------------------------------------------------------------------------------------------------------------------

Innovation                   Capital appreciation             Stocks of technology-related companies   Columbus Circle Investors
------------------------------------------------------------------------------------------------------------------------------------

Precious Metals              Capital appreciation             Stocks of precious metals-related        Van Eck Associates*
                                                              companies


Stock & Bond Funds           Objective                        Primary Portfolio Composition            PIMCO Advisors Manager
------------------------------------------------------------------------------------------------------------------------------------

Balanced                     Maximum total return             Stocks, bonds and money market           Cadence/NFJ/Pacific
                                                              instruments                              Investment Management


* Van Eck Associates serves as a sub-advisor to the Fund and is unaffiliated with PIMCO Advisors L.P.


                                                                             [9]

PIMCO Funds Financial Information


We are pleased to present an in-depth review of the PIMCO Funds as of March 31, 1997. In order to help analyze, compare and contrast the Funds, the report is broken down into a number of sections. Listed below is a table of contents and descriptions of the various sections.

PAGE 11-20  FUND SUMMARY
A summary of a Fund's performance record and portfolio composition, and a review from the Fund's investment manager.

Page 21-55  Schedule of Investments
The schedule of investments includes a listing of securities in the Fund's portfolio as of March 31, 1997, including the number of shares or principal amount and value as of that date.

                                                  Schedule of
PIMCO Funds                         Fund Summary  Investments

Long-Term U.S. Government Fund      Page 11       Page 21

Foreign Bond Fund                   Page 12       Page 22

Global Bond Fund II                 Page 13       Page 25

High Yield Fund                     Page 14       Page 28

Total Return Fund                   Page 15       Page 31

Real Return Bond Fund               Page 16       Page 43

Low Duration Fund                   Page 17       Page 44

Short-Term Fund                     Page 18       Page 50

StocksPLUS Fund                     Page 19       Page 53

Money Market Fund                   Page 20       Page 52


PAGE 56-63  FINANCIAL HIGHLIGHTS
This chart shows a per share breakdown of the factors that affect a Fund's NAV for the current and past reporting periods. In addition to showing total return, the chart reports distributions, asset size, expense ratios and portfolio turnover rate.

PAGE 64-65  STATEMENT OF ASSETS AND LIABILITIES
A "balance sheet" of a Fund as of the last day of the fiscal period. It includes the Fund's Class level NAVs per share by dividing the Fund's Class level net assets (assets minus liabilities) by the number of Class level shares outstanding.

PAGE 66-67  STATEMENT OF OPERATIONS
This statement lists a Fund's income, expenses, and gains and losses on securities and currency transactions, and from appreciation or depreciation from portfolio holdings.

PAGE 68-69  STATEMENT OF CHANGES IN NET ASSETS
This reports the increase or decrease in a Fund's net assets during the reporting period. Changes in net assets are due to a variety of factors, including investment operations, dividends, distributions and capital share transactions.

PAGE 70  STATEMENT OF CASH FLOWS
This reports the increase or decrease in a Fund's cash balance during the reporting period. Changes in cash balances are due to a variety of factors, including investment operations, dividends, distributions and capital share transactions.

PAGE 71-77  NOTES TO FINANCIAL STATEMENTS
A description of the significant accounting policies of the Funds, and more detailed information about the schedules and tables that appear in the report.


[10]

--------------
March 31, 1997
--------------


OBJECTIVE:

Maximum total
return, consistent
with preservation
of capital and
prudent
investment
management.


PORTFOLIO:

Primarily longer-
term U.S.
government bonds.


DURATION
RANGE:

greater than or equal to 8 years

TOTAL NET
ASSETS:

$22 MILLION


PIMCO ADVISORS
INSTITUTIONAL
MANAGER:

Pacific Investment
Management
Company


PIMCO Long-Term U.S. Government Fund


--------------------------------------------------------------------------------
PERFORMANCE*
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN   For periods ended 3/31/97


                 A SHARES              B SHARES               C SHARES             LIPPER GEN.       LEHMAN             LEHMAN
                 (INCEP. 7/01/91)      (INCEP. 7/01/91)       (INCEP. 7/01/91)      U.S. GOVT.       INT. & 20+         AGGREGATE
                          ADJUSTED              ADJUSTED          ADJUSTED         FUND AVERAGE      TREASURY INDEX     BOND INDEX
----------------------------------------------------------------------------------------------------------------------------------
1 YEAR            4.4%      -0.1%       4.2%      -0.7%            3.3%              3.5%              2.7%               4.9%
3 YEARS           8.2%       6.6%       8.1%       7.2%            8.1%              5.3%              7.3%               6.9%
5 YEARS          10.2%       9.2%      10.2%       9.9%           10.2%              6.0%              8.9%               7.2%
INCEPTION        11.5%      10.7%      11.5%      11.4%           11.5%               --                --                 --


CHANGE IN VALUE OF $10,000
Invested at the Fund's inception

                             [LINE GRAPH APPEARS HERE]


                 PIMCO         PIMCO         PIMCO            Lehman Int.          Lehman Aggregate
              Long-Term A   Long-Term B   Long-Term C   & 20+ Yr. Treas. Index        Bond Index

6/30/91            $ 9,550      $ 10,000      $ 10,000                $ 10,000             $ 10,000
3/31/92             10,990        11,507        11,507                  11,126               10,962
3/31/93             13,564        14,203        14,203                  13,217               12,419
3/31/94             14,124        14,789        14,789                  13,651               12,713
3/31/95             14,901        15,603        15,603                  14,269               13,348
3/31/96             17,111        17,917        17,917                  16,271               14,787
3/31/97             17,893        18,570        18,686                  16,721               15,514

*The adjusted returns above include the effect of applicable sales charges. All returns represent the blended performance of the Fund's retail class shares (for the period since inception, 1/17/97) and the prior performance of the Fund's institutional class shares. Retail class shares have higher expenses than institutional class shares. Therefore, total return of retail class shares would have been lower had they been in existence since the Fund's inception. Past performance is not an indication of future results. SEE PAGE 20 FOR FOOTNOTES, WHICH INCLUDE ADDITIONAL DETAILS.

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------


MATURITY PROFILE

----------------------------------------
1 YEAR OR LESS                      24%
----------------------------------------
1-5 YEARS                           21%
----------------------------------------
5-10 YEARS                           5%
----------------------------------------
11-20 YEARS                          3%
----------------------------------------
21-30 YEARS                         46%
----------------------------------------
30 YEARS OR MORE                     1%
----------------------------------------
AVERAGE MATURITY:            21.6 YEARS
----------------------------------------
DURATION:                     9.9 YEARS
----------------------------------------

SECTOR BREAKDOWN

----------------------------------------
U.S. TREASURY BONDS               39.0%
----------------------------------------
MORTGAGE-BACKED SECURITIES        55.5%
----------------------------------------
SHORT-TERM INSTRUMENTS             5.5%
----------------------------------------

QUALITY BREAKDOWN

----------------------------------------
AA                                   6%
----------------------------------------
AAA                                 94%
----------------------------------------


      See page 21 for financial details.

--------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

The Long-Term U.S. Government Fund delivered strong relative returns over the last twelve months, as the Class A shares returned 4.6%, Class B 4.2%, and Class C 3.3%. These results fared well versus the Lipper General U.S. Government Fund Average's return of 3.5% for the same time period. For the 3-year period the returns are even more impressive, as the Fund's Class A annual return of 8.2%, soundly outperformed its Lipper Average.

  The Fund's performance was particularly impressive, given the fact that long-term interest rates rose throughout much of the year. Persistent fears of Federal Reserve tightening, and then an actual interest rate increase on March 25th, drove the 30-year Treasury yield higher by nearly 1/2 percentage point. The Fund was able to overcome this negative due to its overweighting of the mortgage sector. This area boosted returns as both fixed- and adjustable-rate issues added incremental yield while remaining relatively stable due to decreasing prepayment risk. In general, the mortgage-backed sector was supported by strong demand in the market for high quality, liquid securities with attractive yield premiums over Treasuries.

  The first quarter of 1997 was a slight hindrance to performance, as the Federal Reserve raised the Fed funds rate by .25% to 5.5%. Treasury yields ended the quarter higher as a result, and due to the Fund having a moderately above-index duration (which means it is affected greater by movement of interest rates), there was a slight drag on performance.

  Going forward, the manager sees fundamental value in today's high real interest rates (the difference between interest rates and inflation); yet PIMCO foresees better opportunities ahead to extend duration once Fed tightening begins to take effect and slow the economy. Mortgage-backed securities should continue to be the Fund's sector of choice, as their relatively attractive yield should help boost performance versus the benchmark.


                                                                            [11]

March 31, 1997


OBJECTIVE:

Maximum total
return, consistent
with preservation
of capital and
prudent
investment
management
(non-U.S.).


PORTFOLIO:

Primarily
investment
grade foreign
bonds.


DURATION RANGE:

3-6 years


TOTAL NET
ASSETS:

$239 million


PIMCO ADVISORS
INSTITUTIONAL
MANAGER:

Pacific Investment
Management
Company


PIMCO Foreign Bond Fund

--------------------------------------------------------------------------------
PERFORMANCE*
--------------------------------------------------------------------------------

Total Return   For period ended 3/31/97


              A Shares              B Shares               C Shares              Lipper Intl.      J.P. Morgan
              (INCEP. 12/2/92)      (INCEP. 12/2/92)       (INCEP. 12/2/92)      Income Fund       Non-U.S.
                        Adjusted              Adjusted     Adjusted              Average           Index (Hedged)
-------------------------------------------------------------------------------------------------------------------
1 year        17.6%     12.3%       17.4%     12.4%        16.5%                  4.9%               12.7%
3 years       12.0%     10.3%       12.0%     11.2%        12.0%                  7.1%                9.8%
Inception     11.3%     10.2%       11.3%     11.0%        11.3%                  --                 --



                       Change in Value of $10,000
                       Invested at the Fund's inception

                           [LINE GRAPH APPEARS HERE]


                PIMCO       PIMCO       PIMCO       J.P. MORGAN
              Foreign A   Foreign B   Foreign C   Non-U.S. Index

12/31/92      $   9,550   $  10,000   $  10,000      $  10,000
 3/31/93          9,878      10,344      10,344         10,280
 3/31/94         10,647      11,149      11,149         10,977
 3/31/95         10,451      10,943      10,943         11,297
 3/31/96         12,729      13,329      13,329         12,893
 3/31/97         14,963      15,447      15,652         14,533


*The adjusted returns above include the effect of applicable sales charges.
All returns represent the blended performance of the Fund's retail class shares (for the period since inception, 1/17/97) and the prior performance of the Fund's institutional class shares. Retail class shares have higher expenses than institutional class shares. Therefore, total return of retail class shares would have been lower had they been in existence since the Fund's inception. Past performance is not an indication of future results. Foreign investing involves potentially higher risks including foreign currency fluctuations and political or economic uncertainty. See page 20 for Footnotes, which include additional details.

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------


Maturity Profile

--------------------------------------------
1 year or less                       64%
--------------------------------------------
1-5 years                            15%
--------------------------------------------
5-10 years                           18%
--------------------------------------------
11-20 years                           3%
--------------------------------------------
Average Maturity               8.8 years
--------------------------------------------
Duration                       5.4 years
--------------------------------------------



Top 10 Countries
--------------------------------------------
1. Japan               6. Germany
--------------------------------------------
2. United States       7. Italy
--------------------------------------------
3. Sweden              8. Australia
--------------------------------------------
4. Canada              9. Netherlands
--------------------------------------------
5. United Kingdom     10. Mexico
--------------------------------------------



Quality Breakdown
--------------------------------------------
AA                                   17%
--------------------------------------------
AAA                                  74%
--------------------------------------------
BB                                    5%
--------------------------------------------
BBB                                   4%
--------------------------------------------


                                              See page 22 for financial details.


--------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

It was a very impressive year for the Foreign Bond Fund, as it returned 17.6% for the Class A shares, 17.4% for Class B, and 16.5% for Class C. These strong returns outperformed the Lipper International Income Fund Average by over 12 percentage points. Also, over the short-term, the Fund posted excellent returns as it outperformed its Lipper universe by more than 3 percentage points during the first quarter of 1997.

  Country selection was the main reason behind the Fund's outstanding year, as our strategy correctly over-weighted countries with strong performance and under-weighted those that fell under the index. The Fund is invested in high quality fixed-income securities that the manager believes to be among the safest and most liquid within the foreign bond market. This resulted in positions in Europe and the dollar bloc countries such as Australia, Canada, and New Zealand where the yield was relatively higher than neighboring regions, and inflation was slightly lower. These countries were able to produce superior results even though they were negatively affected by a slowing U.S. bond market in the first quarter of 1997.

  Small exposures to developing countries also aided performance as both Argentina and Mexico posted returns above 20% for the past year. High yields and diversification drew international investors to the area. And with GDP growth now at over 4% for the Latin American region, improving credit fundamentals supported these markets as foreign investors were attracted to these markets in search of higher yields.

  A longer-than-average duration for the fund helped performance in 1996 as yields fell in most major countries. The first quarter of 1997, however, saw rates increase causing our duration strategy to slightly detract from performance. This was the result of stronger-than-expected GDP growth in the U.S. and the proactive Fed tightening that it prompted.

  Overall, we continue to believe that the long-term environment is biased toward a world which is unlikely to experience dramatic increases in growth or inflation over the next six to nine months. This scenario is extremely positive for investors in foreign fixed-income markets as yields should decline accordingly. In anticipation of falling rates, the Fund's duration will be targeted between 0.2 and 0.4 years above the benchmark.

[12]

----------------
 March 31, 1997
----------------

OBJECTIVE:

Maximum total
return, consistent
with preservation
of capital (U.S.
and Non-U.S.).

PORTFOLIO:

Primarily
investment grade
U.S. and foreign
bonds.

DURATION
RANGE:

3-6 years

TOTAL NET
ASSETS:

$17 million

PIMCO ADVISORS
INSTITUTIONAL
MANAGER:

Pacific Investment
Management
Company

PIMCO Global Bond Fund II

--------------------------------------------------------------------------------
PERFORMANCE*
--------------------------------------------------------------------------------


Total Return For period ended 3/31/97

                 A Shares            B Shares             C Shares            Lipper Global  J.P. Morgan
                 (INCEP. 10/2/95)    (INCEP. 10/2/95)     (INCEP. 10/2/95)    Income Fund    Global Index
                       Adjusted                Adjusted  Adjusted             Average        (Hedged)
------------------------------------------------------------------------------------------------------------
1 year         12.5%    7.5%         11.7%       6.7%       10.7%                9.5%           8.5%
Inception      13.1%    9.7%         12.5%      10.0%       12.5%                 --             --


                   Change in Value of $10,000
                   Invested at the Fund's inception


                           [LINE GRAPH APPEARS HERE]


              PIMCO              PIMCO              PIMCO            J.P. Morgan
           Global Bond II A   Global Bond II B   Global Bond II C    Global Index
10/31/95           $  9,550          $  10,000          $  10,000       $  10,000
 3/31/96             10,047             10,516             10,516          10,279
 3/31/97             11,309             11,351             11,751          11,255


*The adjusted returns above include the effect of applicable sales charges. The line graph above reflects the performance of the Fund's retail class shares since inception. Past performance is not an indication of future results. Foreign investing involves potentially higher risks including foreign currency fluctuations and political or economic uncertainty See page 20 for Footnotes, which include additional details.

-----------------------------------
PORTFOLIO COMPOSITION
-----------------------------------

Maturity Profile

-----------------------------------
1 year or less          55%
-----------------------------------
1-5 years               25%
-----------------------------------
5-10 years              14%
-----------------------------------
11-20 years              1%
-----------------------------------
21-30 years              5%
-----------------------------------
Average Maturity  9.2 years
-----------------------------------
Duration          5.1 years
-----------------------------------


Top 10 Countries
-----------------------------------
1. United States     6. Germany
-----------------------------------
2. Japan             7. Italy
-----------------------------------
3. Canada            8. Australia
-----------------------------------
4. Sweden            9. Spain
-----------------------------------
5. United Kingdom   10. Finland
-----------------------------------


Quality Breakdown
-----------------------------------
A                            1%
-----------------------------------
AA                          19%
-----------------------------------
AAA                         74%
-----------------------------------
BB                           1%
-----------------------------------
BBB                          5%
-----------------------------------

                                              See page 25 for financial details.

--------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

The Global Bond Fund II continues to post strong performance, returning 12.5% for Class A shares, 11.7% for Class B, and 10.7% for Class C shares. This compares favorably to the Lipper Global Income Fund Average, which was up 9.5% during the same period. The last three months have been exceptionally positive, as all classes of the Fund have outperformed that same average by more than two percentage points.

     This strong performance can be attributed mainly to a positive country selection strategy, including successful overweighting in certain regions, and underweighting in others. Countries where the managers were over-invested relative to the benchmark were mainly European and dollar bloc countries (Australia, New Zealand, and Canada). An emphasis on Denmark, Austria, and Finland early in the year was beneficial as these countries that maintain monetary policies similar to those of Germany were able to offer yields that were greater than Germany's without additional inflationary pressures. This focus then switched to countries with very steep yield curves such as the Netherlands and Sweden. These countries seemed to overestimate the amount of future central bank tightening, creating opportunities in two - and three-year maturities.

     The underweighting that had the most impact was the Fund's below-average position in Japan. Even though the country's market rallied in the first quarter of 1997, it underperformed substantially in 1996. Uncertainty in both fixed income and equity markets, and extremely low interest rates, caused Japan's relatively poor performance as the yen continued to fall against all other currencies.

     Our duration strategy was a slight negative for the Fund, especially in the U.S. markets where yields rose for the majority of the last 12 months. By having a duration longer than the index, the Fund was more exposed to declining prices in bond markets across the globe. With yields having risen in the first quarter, and inflation in check around the globe, above-index duration should contribute to the Fund's performance.

     The manager's strategy currently is to continue to emphasize its current over-and under-weightings. Areas that are offering above-average yields with below-average inflation (Australia, Canada, Sweden) should remain more significant relative to the index, while Japan, due to its poor long-term fundamentals, will likely continue to be underweighted. In anticipation of falling interest rates, duration will be targeted between 0.2 and 0.4 years above the benchmark.


                                                                           [13]

March 31, 1997


OBJECTIVE:

Maximum total
return, consistent
with preservation
of capital and
prudent
investment
management.

PORTFOLIO:

Primarily high
yield bonds.

DURATION
RANGE:

2-6 years

TOTAL NET
ASSETS:

$1,049 million

PIMCO ADVISORS
INSTITUTIONAL
MANAGER:

Pacific
Investment
Management
Company


PIMCO High Yield Fund


--------------------------------------------------------------------------------
PERFORMANCE*
--------------------------------------------------------------------------------


Average Annual Total Return  For periods ended 3/31/97
                 A Shares                 B Shares                  C Shares          Lipper High     Lehman BB
                 (INCEP. 12/15/92)        (INCEP. 12/15/92)         (INCEP. 12/15/92) Current Yield   Int. Corp.
                           Adjusted                  Adjusted       Adjusted          Fund Avg.       Index
----------------------------------------------------------------------------------------------------------------
1 year           12.0%       6.9%         11.7%        6.7%         10.8%              11.4%           9.6%
3 years          12.1%      10.4%         12.1%       11.3%         12.1%               8.9%          10.4%
Inception        12.6%      11.4%         12.5%       12.2%         12.5%              --             --

Change in Value of $10,000
Invested at the Fund's inception

                           [LINE GRAPH APPEARS HERE]

               PIMCO             PIMCO            PIMCO        Lehman BB Int.
            High Yield A      High Yield B     High Yield C     Corp. Index
12/31/92         $ 9,550           $10,000          $10,000          $10,000
 3/31/93          10,148            10,627           10,627           10,478
 3/31/94          11,229            11,758           11,758           11,288
 3/31/95          12,219            12,795           12,795           12,220
 3/31/96          14,138            14,804           14,804           13,867
 3/31/97          15,827            16,341           16,544           15,203

  *The adjusted returns above include the effect of applicable sales charges. All returns represent the blended performance of the Fund's retail class shares and the prior performance of the Fund's institutional class shares (for the period since inception, 1/17/97). Retail class shares have higher expenses than institutional class shares. Therefore, total return of retail class shares would have been lower had they been in existence since the Fund's inception. Past performance is not an indication of future results. The investments made by the High Yield Fund may involve high risk and may have speculative characteristics. See page 20 for Footnotes, which include additional details.

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------

Maturity Profile


---------------------------------------
1 year or less                      15%
---------------------------------------
1-5 years                           25%
---------------------------------------
5-10 years                          48%
---------------------------------------
11-20 years                         10%
---------------------------------------
21-30 years                          2%
---------------------------------------
Average Maturity:             6.6 years
---------------------------------------
Duration:                     4.3 years
---------------------------------------


Sector Breakdown

---------------------------------------
Corporate Bonds and Notes         81.8%
---------------------------------------
Mortgage-Backed Securities         5.5%
---------------------------------------
Short-Term Instruments             6.0%
---------------------------------------
Other                              6.7%
---------------------------------------


Quality Breakdown

---------------------------------------
AAA                                  1%
---------------------------------------
B                                   45%
---------------------------------------
BB                                  51%
---------------------------------------
BBB                                  3%
---------------------------------------

                                              See page 28 for financial details.



--------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

  The High Yield Fund capitalized on the strong performance of the corporate debt market as it posted returns of 12.0% for Class A shares, 11.7% for Class B shares, and 10.8% for Class C shares for the year ended March 31, 1997. These results helped the Fund continue its outperformance of the Lipper High Current Yield Fund Average. The Fund has handily beaten this benchmark during the trailing three-month, one-year, and three-year periods ended March 31, 1997.

  Favorable individual security selection was the leading driver behind this strong performance, as numerous Fund holdings were upgraded by the credit rating agencies due to overall improvement in various credit fundamentals. In general, the Fund's manager invests in upper-tier high yield bonds, with the belief that fundamentally strong companies with high-yield credit ratings will be upgraded as a result of solid market positions. The value of the bond should subsequently increase as the rating of the security is raised, creating an attractive capital appreciation scenario. Also, over the last year several Fund holdings rose in price after being acquired by better-rated firms.

  The security selection process led to an industry mix that favored restructuring industries, such as healthcare and utilities, whose performance benefited due to our holdings of firms committed to reducing expenses while growing market share. A number of energy-related holdings appreciated, amid the backdrop of growing global demand and an industry-wide equipment shortage.

  The Fund's duration was kept close to its benchmark, as the manager was concerned about widening credit spreads having a harmful impact on longer maturity instruments. With a duration range of 2-6 years, the Fund's 4.3 year duration was average and therefore did not meaningfully impact performance. Pacific Investment Management Company does, however, currently believe that interest rates will decline from their present levels and anticipates adjusting the Fund's duration accordingly.

  Looking ahead, the Fund's manager continues to believe the high yield bond market is an excellent vehicle for investors seeking income and superior total returns. The desire of many corporations to improve their balance sheets and repay debt through spin-offs and divestitures should continue to help the capital structure and cash flow in several industries. The focus will remain on companies with relatively solid credit ratings and strong market positions.

[14]

March 31, 1997

OBJECTIVE:

Maximum total
return, consistent
with preservation
of capital and
prudent
investment
management.

PORTFOLIO:

Primarily
intermediate-term,
investment grade
bonds.

DURATION
RANGE:

3-6 years

TOTAL NET
ASSETS:

$13,199 million

PIMCO ADVISORS
INSTITUTIONAL
MANAGER:

Pacific
Investment
Management
Company

PIMCO Total Return Fund

--------------------------------------------------------------------------------
PERFORMANCE*
--------------------------------------------------------------------------------

Average Annual Total Return  For periods ended 3/31/97


              A Shares                B Shares                 C Shares             Lipper Inter.     Lehman
              (INCEP. 5/11/87)        (INCEP. 5/11/87)         (INCEP. 5/11/87)     Inv. Grade Debt   Agg. Bond
                           Adjusted                Adjusted    Adjusted             Fund Avg.         Index
1 year         6.5%        1.7%       6.4%         1.4%         5.4%                4.5%              4.9%
3 years        7.3%        5.6%       7.2%         6.3%         7.2%                6.0%              6.9%
5 years        8.3%        7.3%       8.2%         7.9%         8.2%                6.6%              7.2%
Inception      9.5%        9.0%       9.5%         n/a          9.5%                --                --


Change in Value of $10,000
Invested at the Fund's inception

                           [LINE GRAPH APPEARS HERE]

               PIMCO            PIMCO            PIMCO       Lehman Aggregate
          Total Return A   Total Return B   Total Return C      Bond Index
5/31/87         $  9,550         $ 10,000         $ 10,000           $ 10,000
3/31/88           10,271           10,755           10,755             10,827
3/31/89           10,883           11,396           11,396             11,385
3/31/90           12,119           12,690           12,690             12,790
3/31/91           13,784           14,434           14,434             14,442
3/31/92           15,838           16,584           16,584             16,088
3/31/93           18,260           19,120           19,120             18,226
3/31/94           19,091           19,991           19,991             18,658
3/31/95           19,897           20,835           20,835             19,589
3/31/96           22,115           23,157           23,157             21,702
3/31/97           23,551           24,661           24,629             22,768

*The adjusted returns above include the effect of applicable sales charges. All returns represent the blended performance of the Fund's retail class shares (for the period since inception, 1/17/97) and the prior performance of the Fund's institutional class shares. Retail class shares have higher expenses than institutional class shares. Therefore, total return of retail class shares would have been lower had they been in existence since the Fund's inception. Past performance is not an indication of future results. The Fund may invest in foreign securities which involve potentially higher risks including foreign currency fluctuations and political or economic uncertainty. See page 20 for Footnotes, which include additional details.

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------

Maturity Profile

----------------------------------
1 year or less                42%
----------------------------------
1-5 years                     20%
----------------------------------
5-10 years                    16%
----------------------------------
11-20 years                   18%
----------------------------------
21-30 years                    4%
----------------------------------
Average Maturity:       8.5 years
----------------------------------
Duration:               5.0 years
----------------------------------



Sector Breakdown

----------------------------------
Corporate Bonds and Notes   15.7%
----------------------------------
U.S. Treasury Obligations    7.0%
----------------------------------
U.S. Government Agencies     1.1%
----------------------------------
Mortgage-Backed Securities  52.8%
----------------------------------
Short-Term Instruments      13.7%
----------------------------------
Other                        9.7%
----------------------------------


Quality Breakdown

----------------------------------
A                              4%
----------------------------------
AA                             2%
----------------------------------
AAA                           76%
----------------------------------
B                              1%
----------------------------------
BB                             6%
----------------------------------
BBB                           11%
----------------------------------


                                              See page 31 for financial details.

--------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

With $13.2 billion in assets, the PIMCO Total Return Fund remains the largest taxable bond fund in the country. And, while past performance is no guarantee of future results, at least one reason investors are attracted to the Fund is its solid performance history. With Class A shares ending the year up 6.5%, Class B shares up 6.4% and Class C shares up 5.4%, the Fund now boasts an annual average return since inception of 9.5% for all three Classes.

  The Fund's one-year returns exceeded its benchmark (the Lehman Aggregate Bond Index) and an average of funds with the same objective (as measured by the Lipper Intermediate Investment Grade Debt Fund Average). In fact, the Fund has ranked in the top 10% of funds in this category for the 1-, 3-, 5-year and since inception periods ended March 31, 1997.

  Strong sector strategies accounted for much of the Fund's success during the year. The Fund's overweighting in the mortgage sector boosted overall returns as both fixed- and adjustable-rate issues outperformed government securities with similar durations. In addition, an allocation to upper-tier (BB and B rated), high yield bonds, which averaged about 7% of the Fund's assets, helped returns. These bonds performed well, due in part to strong corporate earnings and the continued strength in the economy.

  Although overall exposure to non-dollar bonds was reduced during the year, currency-hedged positions in Canadian government bonds also added to the Fund's returns. Small holdings of dollar-denominated Latin American bonds were another source of significant returns as structural reforms and increased investor confidence in the area caused prices to rally.

  The Fund's duration, on the other hand, detracted slightly from overall performance. While the Fund's moderately above-index duration aided results in the second half of 1996, it hindered performance in the first quarter of 1997 as interest rates rose. The Fund's duration range has now been set at a modest 0.25 years above the index, reflecting the manager's bullish long-term views and near-term caution. In addition, the Fund will retain its focus on intermediate-term maturities, looking for the greatest value in the mortgage and Treasury sectors.


                                                                            [15]

March 31, 1997


OBJECTIVE:

Maximum real
return, consistent
with preservation
of real capital
and prudent
investment
management.

PORTFOLIO:

Primarily inflation-
indexed bonds.

DURATION
RANGE:

N/A

TOTAL NET
ASSETS:

$6.3 million

PIMCO ADVISORS
INSTITUTIONAL
MANAGER:

Pacific
Investment
Management
Company


PIMCO Real Return Bond Fund

--------------------------------------------------------------------------------
PERFORMANCE*
--------------------------------------------------------------------------------



Total Return  For periods ended 3/31/97

                      A Shares                   B Shares                 C Shares          Lipper Short-Term   Lehman
                      (INCEP. 1/29/97)           (INCEP. 1/29/97)         (INCEP. 1/29/97)  U.S. Govt.          Inflation Linked
                               Adjusted                   Adjusted        Adjusted          Fund Avg.           Tsy. Index
--------------------------------------------------------------------------------------------------------------------------------
Inception             0.2%      -2.9%            -0.1%      -5.0%          -1.1%              --                --

Change in Value of $10,000
Invested at the Fund's inception


                           [LINE GRAPH APPEARS HERE]

             PIMCO             PIMCO             PIMCO        Lehman Infl. Linked
         Real Return A     Real Return B     Real Return C        Treas. Index
1/31/97      $9,700           $10,000           $10,000             $10,000
3/31/97       9,692             9,465             9,866               9,892

*The adjusted returns above include the effect of applicable sales charges. Past performance is not an indication of future results. The Fund may invest in foreign securities which involve potentially higher risks including foreign currency fluctuations and political or economic uncertainty.
See page 20 for Footnotes, which include additional details.

------------------------------------------
PORTFOLIO COMPOSITION
------------------------------------------


Maturity Profile

------------------------------------------
1 year or less                        62%
------------------------------------------
1-5 years                             35%
------------------------------------------
5-10 years                             0%
------------------------------------------
11-20 years                            3%
------------------------------------------
Average Maturity                3.6 years
------------------------------------------
Duration                        2.2 years
------------------------------------------


Sector Breakdown

----------------------------------------
Corporate Bonds and Notes           4.6%
----------------------------------------
U.S. Treasury Obligations          42.1%
----------------------------------------
Foreign Currency Denominated        9.3%
----------------------------------------
Short-Term Instruments             44.0%
----------------------------------------


Quality Breakdown

----------------------------------------
AA                                    4%
----------------------------------------
AAA                                  96%
----------------------------------------

                                              See page 43 for financial details.

--------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

Inflation-indexed Treasuries are a new investment offered by the U.S. government that provides protection against the effects of inflation. Specifically, these bonds adjust their total annual yield for changes in the inflation rate (as measured by the CPI - Consumer Price Index). And if an investor holds the bonds to maturity, the government guarantees the return of at least the initial investment.

  Coinciding with the U.S. Treasury's first auction of these inflation-indexed securities, PIMCO Funds launched the Real Return Bond Fund on January 29, 1997. The Fund is currently one of only three mutual funds investing primarily in inflation-indexed bonds.

  The Fund's initial performance has been solid. Since its inception through March 31, 1997, the Fund's Class A shares returned 0.2%, beating its benchmark, the Lehman Brothers Inflation Linked Treasury Index, by 1.3%. The leading determinants in this performance were successful yield curve strategies and a below-index duration exposure to the U.S. market. The Fund's duration exposure proved to be beneficial, given the Federal Reserve's move to tighten interest rates in March, which in turn led to an increase in nominal bond yields and yields on domestic inflation-indexed treasuries.

  In an attempt to enhance potential returns and temper risk, the PIMCO Real Return Bond Fund has the flexibility to invest in inflation-indexed bonds from other countries. During the two-month period, the Fund did exercise this option, enhancing overall performance with positions in Canadian inflation-indexed bonds. Unfortunately, holdings of New Zealand inflation-indexed bonds detracted slightly from performance.

  Looking ahead, the Fund's manager emphasizes the need for investors to protect themselves against inflation--despite the fact that inflation is at historic lows. The manager believes that investors should consider inflation-indexed bond mutual funds now for several reasons:

 . by investing in inflation protection before prices start to climb, investors will retain their purchasing power;
 . investing when inflation is low will permit investors to take maximum advantage of the adjustments to principal that will come if prices increase; and
 . investing early allows an investor to take advantage of the opportunities that often appear in new investment markets.

[16]

--------------
March 31, 1997
--------------

OBJECTIVE:

Maximum total return, consistent with preservation of capital and prudent investment management.


PORTFOLIO:

Primarily shorter-term, investment grade bonds.


DURATION RANGE:

1-3 years


TOTAL NET ASSETS:

$2,949 million


PIMCO ADVISORS INSTITUTIONAL MANAGER:

Pacific Investment Management Company

                            PIMCO Low Duration Fund
--------------------------------------------------------------------------------
PERFORMANCE*
--------------------------------------------------------------------------------


Average Annual Total Return   For periods ended 3/31/97



             A Shares                 B Shares                  C Shares            Lipper Shrt. Inv.   Merrill Lynch
             (INCEP. 5/11/87)         (INCEP. 5/11/87)          (INCEP. 5/11/87)    Grade Fund          1-3 yr. Tsy.
                           Adjusted                Adjusted     Adjusted            Average             Index
---------------------------------------------------------------------------------------------------------------------------
1 year        6.9%         3.7%       6.7%         1.7%         5.8%                5.1%                5.3%
3 years       6.5%         5.4%       6.5%         5.6%         6.5%                5.4%                5.8%
5 years       6.8%         6.1%       6.8%         6.4%         6.8%                5.5%                5.7%
Inception     8.2%         7.9%       8.2%         n/a          8.2%                 --                  --




Change in Value of $10,000
Invested at the Fund's inception

                           [LINE GRAPH APPEARS HERE]


                PIMCO           PIMCO            PIMCO           Merrill Lynch
           Low Duration A   Low Duration B  Low Duration C    1-3 Yr. Tsy. Index
5/31/87        $ 9,700         $10,000          $10,000            $10,000
3/31/88         10,439          10,762           10,762             10,756
3/31/89         11,117          11,461           11,461             11,270
3/31/90         12,379          12,762           12,762             12,457
3/31/91         13,691          14,115           14,115             13,846
3/31/92         15,239          15,710           15,710             15,154
3/31/93         16,749          17,267           17,267             16,439
3/31/94         17,514          18,055           18,055             16,870
3/31/95         18,145          18,706           18,706             17,623
3/31/96         19,800          20,413           20,413             18,989
3/31/97         21,162          21,816           21,794             20,000


  *The adjusted returns above include the effect of applicable sales charges. All returns represent the blended performance of the Fund's retail class shares (for the period since inception, 1/17/97) and the prior performance of the Fund's institutional class shares. Retail class shares have higher expenses than institutional class shares. Therefore, total return of retail class shares would have been lower had they been in existence since the Fund's inception. Past performance is not an indication of future results. The Fund may invest in foreign securities which involve potentially higher risks including foreign currency fluctuations and political or economic uncertainty. See page 20 for Footnotes, which include additional details.





-------------------------------------
PORTFOLIO COMPOSITION
-------------------------------------

Maturity Profile
-------------------------------------
1 year or less                    41%
-------------------------------------
1-5 years                         34%
-------------------------------------
5-10 years                        22%
-------------------------------------
11-20 years                        3%
-------------------------------------
Average Maturity:           3.4 years
-------------------------------------
Duration:                   2.6 years
-------------------------------------


Sector Breakdown
-------------------------------------
Corporate Bonds and Notes       18.1%
-------------------------------------
U.S. Treasury Obligations        1.3%
-------------------------------------
U.S. Government Agencies         1.7%
-------------------------------------
Mortgage-Backed Securities      51.5%
-------------------------------------
Other                            7.5%
-------------------------------------
Short-Term Instruments          19.9%
-------------------------------------


Quality Breakdown
-------------------------------------
A                                  4%
-------------------------------------
AA                                 2%
-------------------------------------
AAA                               71%
-------------------------------------
B                                  1%
-------------------------------------
BB                                 6%
-------------------------------------
BBB                               16%
-------------------------------------

                                              See page 44 for financial details.

-------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
-------------------------------------------------------------------------------

The Fund delivered another year of solid performance, meeting its objective of providing maximum total return through investment in short-term, investment-grade bonds. Specifically, the Fund posted returns of 6.9%, 6.7% and 5.8% for Class A, B and C shares, respectively. These results clearly outperformed the 5.1% average of funds with the same objective (as measured by the Lipper Short Investment Grade Fund Average).

   The Fund's yields of 5.5%, 4.9% and 5.1% (for Class A, B and C shares, respectively) continued to surpass the average yield offered by 3-month retail CDs at major banks (provided by Banxquote Money Market). Of course, shareholders comparing these yields must bear in mind that unlike CDs, the Fund's shares are not guaranteed as to repayment of principal and interest. In fact, the investment return and principal value of the Fund's shares will fluctuate with changes in market conditions.

  The Fund's strong returns were supported primarily by holdings in the mortgage sector and lower tier investment-grade corporates, with the corporate bonds providing higher yields and price gains during the year. The Fund also benefited from some non-U.S. investments. While currency-hedged positions in non-U.S. dollar bloc markets had minimal impact on returns due to mixed results and small allocations, the Fund's small, dollar-denominated holdings of Latin American bonds enjoyed a year of superb returns. These bonds saw prices rally on evidence of sound monetary and fiscal policies in Mexico and Argentina, and a return of investors to the region in search of higher yields.

  The Fund's duration position had a mixed effect on overall performance. An above-index duration aided results in the last half of 1996, but this position hindered performance in the first quarter of 1997 as interest rates rose.

  The manager's outlook is for firm economic growth in the near term, but slowing later in 1997. In response, the manager currently anticipates trimming the Fund's duration target. Fixed- and adjustable-rate mortgage securities and upper-tier high yield bonds will continue to be favored. And, in terms of non-U.S. bonds, the manager sees opportunities in hedged, short-term non-U.S. bonds, particularly in Canada. But, the Fund may trim its dollar-denominated Latin American holdings to await a favorable re-entry point after U.S. Federal Reserve policy stabilizes.

                                                                            [17]

----------------
 March 31, 1997
----------------


OBJECTIVE:

Maximum current income, consistent with preservation of capital and daily liquidity.


PORTFOLIO:

Primarily short-term investment grade bonds.


DURATION RANGE:

0-1 year


TOTAL NET ASSETS:

$165 million


PIMCO ADVISORS INSTITUTIONAL MANAGER:

Pacific Investment Management Company

                             PIMCO Short-Term Fund
--------------------------------------------------------------------------------
PERFORMANCE*
--------------------------------------------------------------------------------

Average Annual Total Return          For periods ended 3/31/97


                  A Shares             B Shares                 C Shares            Lipper Ultra-     Lipper Money
              (INCEP. 10/7/87)        (INCEP. 10/7/87)          (INCEP 10/7/87)     Short Fund        Market
                           Adjusted                Adjusted     Adjusted            Average           Index
-------------------------------------------------------------------------------------------------------------------
1 year       7.0%          4.9%       6.9%         1.9%         6.0%                5.3%              4.8%
3 years      6.7%          5.9%       6.6%         5.7%         6.6%                5.3%              4.9%
5 years      5.5%          5.1%       5.5%         5.2%         5.5%                4.6%              4.1%
Inception    6.6%          6.3%       6.5%         n/a          6.6%                 --                --



Change in Value of $10,000
Invested at the Fund's inception

                           [LINE GRAPH APPEARS HERE]


              PIMCO           PIMCO            PIMCO         Lipper Money
           Short-Term A    Short-Term B     Short-Term C       Mkt. Index
10/31/87        $ 9,800         $10,000          $10,000          $10,000
 3/31/88         10,083          10,289           10,289           10,277
 3/31/89         10,919          11,142           11,142           11,078
 3/31/90         11,887          12,130           12,130           12,044
 3/31/91         12,890          13,153           13,153           12,966
 3/31/92         13,619          13,897           13,897           13,636
 3/31/93         14,156          14,445           14,445           14,064
 3/31/94         14,674          14,974           14,974           14,444
 3/31/95         15,329          15,641           15,641           15,082
 3/31/96         16,631          16,970           16,970           15,876
 3/31/97         17,798          18,161           18,154           16,631


*The adjusted returns above include the effect of applicable sales charges.
All returns represent the blended performance of the Fund's retail class shares (for the period since inception, 1/17/97) and the prior performance of the Fund's institutional class shares. Retail class shares have higher expenses than institutional class shares. Therefore, total return of retail class shares would have been lower had they been in existence since the Fund's inception. Past performance is not an indication of future results. The Fund may invest in foreign securities which involve potentially higher risks including foreign currency fluctuations and political or economic uncertainty. See page 20 for Footnotes, which include additional details.

-------------------------------------------------------------------------------
PORTFOLIO COMPOSITION
-------------------------------------------------------------------------------

Maturity Profile
-------------------------------------
1 year or less                    71%
-------------------------------------
1-5 years                         25%
-------------------------------------
5-10 years                         2%
-------------------------------------
11-20 years                        2%
-------------------------------------
Average Maturity:           1.2 years
-------------------------------------
Duration:                   0.7 years
-------------------------------------


Sector Breakdown
-------------------------------------
Corporate Bonds and Notes       36.4%
-------------------------------------
U.S. Treasury Notes              2.3%
-------------------------------------
Mortgage-Backed Securities      22.2%
-------------------------------------
Other                            7.6%
-------------------------------------
Short-Term Instruments          31.5%
-------------------------------------


Quality Breakdown
-------------------------------------
A                                 18%
-------------------------------------
AA                                 4%
-------------------------------------
AAA                               38%
-------------------------------------
B                                  1%
-------------------------------------
BB                                10%
-------------------------------------
BBB                               29%
-------------------------------------

                                              See page 50 for financial details.

--------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

Despite a rise in interest rates resulting from a 0.25% increase in the federal fund rate during the first quarter of 1997, the Short-Term Fund posted another year of strong performance. Class A shares finished the year ended March 31, 1997, up 7.0%, Class B shares up 6.9% and Class C shares up 6.0%. These impressive returns allowed the Fund to outpace an average of mutual funds with the same objective (as measured by the Lipper Ultra-Short Obligations Fund Average).

  The Fund's standardized yield for this period was 5.1% for Class A shares, 4.6% for Class B and 5.0% for Class C. This yield compares very favorably to the 7-day money market yield of 5.0% and an average six-month CD yield of 4.7%, according to Banxquote Money Market. When comparing these yields, however, shareholders should keep in mind that money market funds attempt to maintain a fixed-share price and that CDs are guaranteed as to repayment of principal and interest. The Fund's shares, on the other hand, are not guaranteed and its share price can fluctuate, either up or down, depending on market conditions.

  One of the largest contributors to the Fund's success during the year was its holdings in mortgage-backed securities. These securities generated strong returns, as both fixed- and adjustable-rate issues outperformed government securities with similar durations. Investments in short-term, high yield securities also aided the Fund, as these bonds outperformed their investment-grade counterparts.

  The Fund realized significant contributions from the small portion of its assets invested in foreign securities. These currency-hedged, non-U.S. dollar positions included well timed tactical positions in Europe and the dollar-bloc countries. In addition, small holdings of dollar-denominated Latin American bonds, specifically from Argentina and Mexico, provided superior yields for the Fund.

  Going forward, the Fund's manager expects U.S. economic growth to remain strong in the near term before slowing later in 1997. Given this forecast, the manager has trimmed the Fund's duration, although it remained long enough to capture the higher yield offered by longer-term securities. The Fund currently intends to maintain its exposures in those segments of the market that have proven successful during the year, including mortgage-backed securities; short-maturity, below investment-grade corporates; and selective non-U.S. bonds.

[18]

--------------
March 31, 1997
--------------

OBJECTIVE:

Total return which exceeds that of the S&P 500.

PORTFOLIO:

Primarily S&P 500 Index futures and short-term bonds.

DURATION RANGE:

0-1 year

TOTAL NET ASSETS:

$262 million

PIMCO ADVISORS INSTITUTIONAL MANAGER:

Pacific Investment Management Company

                             PIMCO StocksPLUS Fund
--------------------------------------------------------------------------------
PERFORMANCE*
--------------------------------------------------------------------------------

Total Return For period ended 3/31/97

                   A Shares                  B Shares                C Shares            Lipper Growth     S&P 500
                   (INCEP. 5/14/93)          (INCEP. 5/14/93)        (INCEP. 5/14/93)    Income Fund       Index
                             Adjusted                   Adjusted      Adjusted           Average
--------------------------------------------------------------------------------------------------------------------
1 year             19.4%        15.8%         19.2%        14.2%      18.3%              15.5%             19.8%
3 years            23.9%        22.6%         23.8%        23.1       23.8               17.8%             22.3%
Inception          19.2%        18.3%         19.2%        18.7%      19.2%               --                --

Change in Value of $10,000
Invested at the Fund's inception

                           [LINE GRAPH APPEARS HERE]

                   PIMCO            PIMCO            PIMCO         S&P 500
 Date           StocksPLUS A     StocksPLUS B     StocksPLUS C      Index
 ----           ------------     ------------     ------------      -----
5/31/93           $ 9,700          $ 10,000         $ 10,000      $ 10,000
3/31/94             9,850            10,155           10,155        10,128
3/31/95            11,686            12,048           12,048        11,705
3/31/96            15,668            16,152           16,152        15,462
3/31/97            18,709            18,945           19,264        18,527

--------------------------------------------------------------------------------
*The adjusted returns above include the effect of applicable sales charges. All returns represent the blended performance of the Fund's retail class shares (for the period since inception, 1/17/97) and the prior performance of the Fund's institutional class shares. Retail class shares have higher expenses than institutional class shares. Therefore, total return of retail class shares would have been lower had they been in existence since the Fund's inception. Past performance is not an indication of future results. The Fund may invest in foreign securities which involve potentially higher risks including foreign currency fluctuations and political or economic uncertainty. See page 20 for Footnotes, which include additional details.

------------------------------------
PORTFOLIO COMPOSITION
------------------------------------


Maturity Profile
------------------------------------
1 year or less                  43%
------------------------------------
1-5 years                       54%
------------------------------------
5-10 years                       2%
------------------------------------
11-20 years                      1%
------------------------------------
Average Maturity:         2.1 years
------------------------------------
Duration:                 0.7 years
------------------------------------


Sector Breakdown
------------------------------------
Corporate Bonds and Notes     26.5%
------------------------------------
Mortgage-Backed Securities    28.2%
------------------------------------
Short-Term Instruments        34.8%
------------------------------------
Other                         10.5%
------------------------------------


Quality Breakdown
------------------------------------
A                               10%
------------------------------------
AA                               7%
------------------------------------
AAA                             42%
------------------------------------
B                                2%
------------------------------------
BB                              14%
------------------------------------
BBB                             25%
------------------------------------

                                              See page 53 for financial details.


--------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

StocksPLUS is an innovative stock fund that seeks total return in excess of the Standard & Poor's 500 Index (S&P 500) through investment in S&P 500 futures contracts. These futures are purchased with a small percentage of the Fund's assets, yet they allow the Fund to fully participate in the entire market. The manager is then free to use the remaining assets to invest in an actively managed portfolio of short-term, investment grade bonds that can add incremental return beyond that of the S&P 500.

  For the year ended March 31, 1997, the Fund produced solid returns of 19.4%, 19.2% and 18.3% for Class A, B and C shares, respectively. But, while these returns clearly surpassed the 15.5% average of funds with the same objective (as measured by the Lipper Growth and Income Fund Average), they fell slightly short of the return of the market in general (as measured by the S&P 500). The Fund continues, however, to achieve its objective over the longer-term, posting returns from inception of 19.2% for all Classes versus 17.3% for the S&P 500.

  A main contributor to the Fund's returns during the year was its portfolio of short-term bond holdings. For example, the Fund's investments in short-term, mortgage-backed issues provided strong yields, coupled with diminishing prepayment risk. Also benefiting the Fund were currency-hedged Canadian, New Zealand and Swedish bonds, as well as small holdings of dollar-denominated debt from Argentina. These issues were able to make contributions to the Fund's overall return as their respective country markets outperformed the U.S. Treasury market.

  Hindering performance within the bond holdings was the Fund's relatively long duration. Investor fears of accelerating inflation, and the Federal Reserve's decision to raise short-term rates, led to price declines on longer duration issues, hurting the Fund.

  In general, the manager of the Fund currently expects to see healthy U.S. economic growth in the near term, followed by slowing later in 1997. To maximize return in this type of environment, the manager anticipates maintaining the Fund's above-index duration and plans to continue the focus on mortgage issues and selective non-U.S. bonds. Specifically, the manager plans to pursue currency-hedged Canadian and New Zealand bonds while maintaining a modest allocation to emerging debt markets.


                                                                            [19]

--------------
March 31, 1997
--------------

OBJECTIVE:

Maximum current income, consistent with preservation of capital and daily liquidity.

TOTAL NET ASSETS:

$156 million

PIMCO ADVISORS INSTITUTIONAL MANAGER:

Pacific Investment Management Company


PIMCO Money Market Fund


-------------------------------------------
PERFORMANCE
-------------------------------------------

7-Day Yields

               A Shares  B Shares  C Shares
-------------------------------------------
As of 3/31/97     4.9%     4.2%      5.0%

----------------------------
PORTFOLIO COMPOSITION
----------------------------

Maturity Profile

----------------------------
1 year or less          100%
----------------------------
Average Maturity:  0.1 years
----------------------------
Duration:          0.1 years
----------------------------


Sector Breakdown

-----------------------------------
Corporate Bonds and Notes      2.6%
-----------------------------------
U.S. Government Agencies       0.3%
-----------------------------------
Short-Term Instruments        97.1%
-----------------------------------

--------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

The PIMCO Money Market Fund continued to offer a very competitive yield over the last year. As of March 31, 1997, the Fund had a seven-day yield of 4.9%, 4.2%, and 5.0% for its Class A, B, and C shares, respectively. These yields compare to an average money market fund 7-day yield of 5.0%, as measured by the IBC Donaghue Money Market Fund Average.

     When evaluating the Fund's yield relative to other funds and other investment options, shareholders should remember that money market funds are neither guaranteed nor insured by the U.S. government and there can be no assurances that the Fund will maintain a stable net asset value of $1.00 per share.

     Looking ahead, the Fund's manager is currently forecasting higher short-term rates over the next three to six months, and plans to gradually extend the Fund's average maturity to take advantage of these higher rates. The manager will continue to maintain the Fund's emphasis on safety, liquidity and quality.

                                              See page 52 for financial details.

--------------------------------------------------------------------------------
PIMCO FUNDS FOOTNOTES
--------------------------------------------------------------------------------

The following notes and definitions are needed for a complete understanding of the performance figures.

     Results represent past performance, not future results. Investment return will fluctuate and the value of an investor's shares will fluctuate and may be worth more or less than original cost when redeemed. Total return measures performance, assuming that all dividends and capital gains distributions were reinvested. Average annual total returns for more than one year assume a steady compound rate of return.

     Total return, both with and without a sales charge, has been presented. For shareholders who have not bought or sold shares during the period quoted, the non-adjusted figures are probably more meaningful to you than the adjusted figures. The adjusted figures for Class A shares includes the effect of paying the maximum initial sales charge of 4.50% (Long-Term U.S. Government, Foreign Bond, Global Bond II, High Yield and Total Return Funds), 3.00% (Real Return Bond, Low Duration and StocksPLUS Funds), or 2.00% (Short-Term Fund). The adjusted figures for Class B shares include the effect of paying the 5% contingent deferred sales charge (CDSC), which declines from 5% in the first year to 0% at the beginning of the seventh year. The adjusted figures for Class C shares include the effect of paying the 1% CDSC which may apply to shares redeemed during the first year of ownership.

     Yield is quoted in accordance with current Securities and Exchange Commission regulations and is based on the one-month period ended March 31, 1997.

     An investment in the Money Market Fund is neither insured nor guaranteed by the U.S. Government and there can be no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share.

     Line graphs have been included so an investor can compare a Fund's historical performance to that of an appropriate broad based index. Each index reflects a group of unmanaged securities, and it is not possible to invest in an unmanaged index. The J. P. Morgan Global Index (Hedged) is an index of currency-hedged U.S. and foreign government bonds. The J. P. Morgan Non-U.S. Index (Hedged) is an index of currency-hedged foreign government bonds. The Lehman BB Intermediate Corporate Index is an index of intermediate-term bonds with a BB rating. The Merrill Lynch 1-3 Year Treasury Index is an index made up of U.S. Treasury issues with maturities from one to three years. The Lehman Inflation Linked Treasury Index is an index of inflation-linked Treasury bonds. The Lehman Aggregate Bond Index is an index of a variety of bonds. The Lehman Intermediate & 20+ Year Treasury Index is an index of intermediate- and long-term government securities. The Lipper Money Market Index is an index of money market funds. The S&P 500 Index is an index of larger-capitalization stocks. Duration is a measurement of a Fund's price sensitivity expressed in years.

     Lipper averages are calculated by Lipper Analytical Services, Inc., a nationally recognized mutual fund performance evaluation firm. They are performance averages of those funds that are tracked by Lipper, with the investment objective noted. Lipper rankings are based on total returns, not adjusted for sales charges.

[20]

Schedule of Investments

Long-Term U.S. Government Fund
March 31, 1997

                                                 Principal
                                                    Amount             Value
                                          ($ in thousands)  ($ in thousands)
--------------------------------------------------------------------------------
U.S. Treasury Bonds 56.2%
--------------------------------------------------------------------------------

   8.125% due 05/15/21                           $  10,000         $  10,994
   6.750% due 08/15/26                               1,411             1,336
                                                                   ----------
Total U.S. Treasury Bonds                                             12,330
(Cost $12,807)                                                     ==========

--------------------------------------------------------------------------------
Mortgage-Backed Securities 80.1%
--------------------------------------------------------------------------------

Federal Home Loan Mortgage Corporation 1.8%
   7.261% due 06/01/22 (c)                             183               191
   7.411% due 05/01/22 (c)                             208               216
                                                                   ----------
                                                                         407
                                                                   ==========

Federal Housing Administration 7.8%
   7.421% due 11/01/19                                 222               224
   7.430% due 12/28/17                               1,468             1,477
                                                                   ----------
                                                                       1,701
                                                                   ==========

Federal National Mortgage Association 6.3%
   7.449% due 05/01/25 (c)                             837               867
   7.954% due 10/01/24 (c)                             489               508
                                                                   ----------
                                                                       1,375
                                                                   ==========

Government National Mortgage Association 10.7%
   6.500% due 02/20/24 (c)                             391               396
   7.000% due 08/20/25 (c)                             654               666
   7.125% due 06/20/23-07/20/23 (c)(e)               1,264             1,294
                                                                   ----------
                                                                       2,356
                                                                   ==========

Collateralized Mortgage Obligations 37.5%
Bear Stearns
   7.100% due 06/25/24                                 385               357
California Federal Bank
   6.743% due 08/25/30 (c)                           1,569             1,552
Federal Home Loan Mortgage Corp.
   9.500% due 01/15/05                                 140               145
   6.500% due 07/15/21                                 341               301
Federal National Mortgage Assn.
   8.000% due 01/25/19                                 114               114
   8.750% due 08/25/20                                 339               348
   8.000% due 03/25/22                                  56                57
   7.000% due 06/25/22                                 332               277
   7.800% due 10/25/22                                 705               681
   6.000% due 08/25/23                                 856               751
General Electric Capital Mortgage
   7.500% due 03/25/19                                 159               159
Independent National Mortgage Corp.
   8.088% due 01/25/25 (c)                             517               529
Prudential Home
   6.500% due 01/25/24                               1,000               833
Residential Funding
   8.147% due 03/25/25 (c)                             443               456
Resolution Trust Corp.
   6.888% due 06/25/23 (c)                             350               351
Vendee Mortgage
   6.500% due 06/15/24                               1,793             1,309
                                                                   ----------
                                                                       8,220
                                                                   ==========

Other Mortgage-Backed Securities 12.3%
Resolution Trust Corp.
   6.689% due 05/25/29 (c)                           1,645             1,669
Ryland Acceptance Corp.
   7.580% due 11/28/22 (c)                           1,000             1,018
                                                                   ----------
                                                                       2,687
                                                                   ==========

Stripped Mortgage-Backed Securities 3.7%
Federal Home Loan Mortgage Corp. (IO)
   7.000% due 07/15/04                                 908                38
   6.500% due 08/15/06                                 417                37
   6.500% due 10/15/06                                 632                67
   6.500% due 11/15/06                                 823                76
   6.000% due 10/15/07                                 799                69
   2.675% due 12/15/08 (c)                           2,907               115
   7.000% due 02/15/26                                 713                43

Federal National Mortgage Assn. (IO)
   6.500% due 02/25/07                                 463                44
   6.500% due 08/25/20                               1,000               133
   6.500% due 09/25/21                               1,174               182
                                                                   ----------
                                                                         804
                                                                   ----------
Total Mortgage-Backed Securities                                      17,550
(Cost $17,478)                                                     ==========

--------------------------------------------------------------------------------
Short-Term Instruments 7.9%
--------------------------------------------------------------------------------

Discount Notes 4.5%
General Motors Acceptance Corp.
   5.390% due 04/09/97                                 200               200
   5.580% due 05/07/97                                 300               298
National Rural Utilities Cooperative
   5.550% due 05/19/97                                 300               298
New Center Asset Trust
   5.520% due 04/25/97                                 200               199
                                                                   ----------
                                                                         995
                                                                   ==========

Repurchase Agreement 2.8%
State Street Bank
   5.000% due 04/01/97                                 605               605
   (Dated 03/31/97. Collateralized by U.S. Treasury                ----------
   Note 5.125% 02/28/98 valued at $617,252.
   Repurchase proceeds are $605,084.)

U.S. Treasury Bills 0.6%
   5.065% due 05/01/97-07/03/97 (b)(e)                 140               138
                                                                   ----------
Total Short-Term Instruments                                           1,738
(Cost $1,739)                                                      ==========

Total Investments (a) 144.2%                                       $  31,618
(Cost $32,024)

Written Options (d) (0.2%)                                               (46)
(Premiums $34)

Other Assets and Liabilities (Net) (44.0%)                            (9,644)

Net Assets 100.0%                                                  $  21,928
                                                                   ==========
Notes to Schedule of Investments ($ in thousands):

(a) At March 31, 1997, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value over
tax cost.                                                          $     292

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax cost
over value.                                                             (541)
                                                                   ----------

Unrealized depreciation-net                                        $    (249)
                                                                   ==========

(b) Securities with an aggregate market value of $128 have been segregated with the custodian to cover margin requirements for the following open future contracts at March 31, 1997:

                                                                  Unrealized
Type                                             Contracts       Depreciation
--------------------------------------------------------------------------------
U.S. Treasury 30 Year Bond (06/97)                      15       $       (24)

(c) Variable rate security. The rate listed is as of March 31, 1997.

(d) Premiums received on Written Put Options:

                                                  Premiums             Market
Type                                   Par        Received             Value
--------------------------------------------------------------------------------
CME Eurodollar March Futures
Strike @ 93.50 Exp. 03/16/98      $ 39,000        $     34            $    46

(e) Securities are grouped by coupon and represent a range of maturities.

                                                    See accompanying notes  [21]

Schedule of Investments

Foreign Bond Fund
March 31, 1997


                                         Principal
                                            Amount                         Value
                                  ($ in thousands)              ($ in thousands)
--------------------------------------------------------------------------------
ARGENTINA (e) 2.5%
--------------------------------------------------------------------------------

Republic of Argentina
   7.180% due 06/20/97              AP         780               $           769
   8.000% due 08/09/97              DG       1,300                           695
   0.000% due 03/20/98              AP         780                           730
   3.576% due 04/01/01 (d)                   4,263                         3,781
                                                                 ---------------
Total Argentina                                                            5,975
(Cost $6,097)                                                    ===============

--------------------------------------------------------------------------------
AUSTRALIA (c)(e) 9.5%
--------------------------------------------------------------------------------

Australian Wheat Board
   5.310% due 05/09/97               $       4,100                         4,077
Commonwealth of Australia
  13.000% due 07/15/00              A$       4,400                         4,033
   9.500% due 08/15/03                         500                           426
  10.000% due 02/15/06                       3,700                         3,273
Mobil Australia
   5.320% due 04/15/97               $       2,500                         2,495
   5.420% due 06/18/97                       8,500                         8,396
                                                                 ---------------
Total Australia                                                           22,700
(Cost $22,770)                                                   ===============

--------------------------------------------------------------------------------
BELGIUM (c)(e) 4.2%
--------------------------------------------------------------------------------

Kingdom of Belgium
   9.000% due 03/28/03              BF         200                             7
   5.100% due 11/21/04 (d)                 183,200                         5,633
   8.500% due 10/01/07                     124,400                         4,299
                                                                 ---------------
Total Belgium                                                              9,939
(Cost $10,655)                                                   ===============

--------------------------------------------------------------------------------
CANADA (c)(e) 13.7%
--------------------------------------------------------------------------------

Commonwealth of Canada
   5.290% due 04/08/97               $       2,600                         2,597
   5.410% due 04/15/97                       4,200                         4,191
   5.290% due 04/17/97                       1,500                         1,496
   8.500% due 03/01/00              C$      23,498                        18,379
   9.000% due 12/01/04                       1,160                           960
   4.250% due 12/01/26 (h)                   3,072                         2,198
Rogers Cantel, Inc.
  10.500% due 06/01/06                       2,500                         2,029
Sears Canada
  11.700% due 07/10/00                       1,000                           836
                                                                 ---------------
Total Canada                                                              32,686
(Cost $33,131)                                                   ===============

--------------------------------------------------------------------------------
CZECH REPUBLIC (e) 1.9%
--------------------------------------------------------------------------------

Bayerische Landesbank
  11.500% due 10/09/97              CK     134,000                         4,586
                                                                 ---------------
Total Czechoslovakia                                                       4,586
(Cost $4,982)                                                    ===============

--------------------------------------------------------------------------------
Denmark (c)(e) 2.3%
--------------------------------------------------------------------------------

Kingdom of Denmark
   8.000% due 05/15/03              DK      29,500                         5,104
   8.000% due 03/15/06                       1,800                           307
                                                                 ---------------
Total Denmark                                                              5,411
(Cost $6,745)                                                    ===============

--------------------------------------------------------------------------------
FINLAND (c)(e) 3.8%
--------------------------------------------------------------------------------

Republic of Finland
   3.490% due 03/13/98              FM      15,000                         2,908
   7.250% due 04/18/06                      19,000                         4,047
   8.250% due 10/15/10                      10,000                         2,242
                                                                 ---------------
Total Finland                                                              9,197
(Cost $9,193)                                                    ===============


--------------------------------------------------------------------------------
GERMANY (c)(e) 11.1%
--------------------------------------------------------------------------------

Republic of Germany
   5.875% due 05/15/00              DM       6,640                         4,160
   7.125% due 12/20/02                       1,800                         1,181
   6.875% due 06/11/03                      32,650                        21,113
                                                                 ---------------
Total Germany                                                             26,454
(Cost $26,855)                                                   ===============

--------------------------------------------------------------------------------
GREECE (c)(e) 0.2%
--------------------------------------------------------------------------------

Republic of Greece
  14.800% due 05/19/03 (d)          GD     100,000                           391
                                                                 ---------------
Total Greece                                                                 391
(Cost $392)                                                      ===============

--------------------------------------------------------------------------------
ITALY (c)(e) 9.5%
--------------------------------------------------------------------------------

Republic of Italy
   5.250% due 01/01/00              IL  28,630,000                        16,568
   8.313% due 01/01/05                   9,370,000                         6,052
                                                                 ---------------
Total Italy                                                               22,620
(Cost $23,006)                                                   ===============

--------------------------------------------------------------------------------
JAPAN (c)(e) 35.3%
--------------------------------------------------------------------------------

Government of Japan
   6.400% due 03/20/00              JY   6,153,000                        57,644
   5.500% due 03/20/02                   1,897,000                        18,188
   4.500% due 06/20/03                     685,000                         6,380
   4.100% due 12/22/03                     224,200                         2,051
                                                                 ---------------
Total Japan                                                               84,263
(Cost $85,162)                                                   ===============

--------------------------------------------------------------------------------
MEXICO (e) 6.3%
--------------------------------------------------------------------------------

Banco Nacional de Comercio Exterior
   8.000% due 05/06/98              DM      13,000                         8,002
Bancomer
   8.000% due 07/07/98               $       2,000                         2,002
Nacional Financiera
   8.094% due 12/15/97 (d)                      41                            41
Petroleos Mexicanos
   7.750% due 09/30/98              FF      22,000                         4,067
Third Mexican Acceptance Corp.
   7.370% due 03/15/98               $       1,000                           980
                                                                 ---------------
Total Mexico                                                              15,092
(Cost $14,295)                                                   ===============

--------------------------------------------------------------------------------
NETHERLANDS (c)(e) 7.3%
--------------------------------------------------------------------------------

Kingdom of Netherlands
   6.250% due 07/15/98              DG      10,500                         5,770
   5.750% due 01/15/04                      21,210                        11,526
   8.250% due 02/15/07                         400                           252
                                                                 ---------------
Total Netherlands                                                         17,548
(Cost $18,910)                                                   ===============

--------------------------------------------------------------------------------
NEW ZEALAND (c)(e) 2.7%
--------------------------------------------------------------------------------

Commonwealth of New Zealand
   8.000% due 04/15/04              N$       9,350                         6,502
                                                                 ---------------
Total New Zealand                                                          6,502
(Cost $6,685)                                                    ===============

--------------------------------------------------------------------------------
SPAIN (c)(e) 3.3%
--------------------------------------------------------------------------------

Kingdom of Spain
  10.000% due 02/28/05              SP     947,100                         7,850
                                                                 ---------------
Total Spain                                                                7,850
(Cost $8,381)                                                    ===============

--------------------------------------------------------------------------------
SUPRANATIONAL (e) 1.3%
--------------------------------------------------------------------------------

European Bank for Reconstruction &
Development 9.000% due 04/22/98     PP      49,000                         1,859

[22] See accompanying notes


                                                  Principal
                                                     Amount                Value
                                           ($ in thousands)     ($ in thousands)
--------------------------------------------------------------------------------

World Bank
   10.250% due 04/11/02                    PP        31,000      $         1,176
                                                                 ---------------
Total Supranational                                                        3,035
                                                                 ===============
(Cost $3,039)

--------------------------------------------------------------------------------
SWEDEN (c)(e) 15.9%
--------------------------------------------------------------------------------
Kingdom of Sweden
   5.360% due 06/02/97                     $         4,000                 3,961
   11.000% due 01/21/99                   SK        64,300                 9,376
   10.250% due 05/05/00                            165,100                24,696
                                                                 ---------------
Total Sweden                                                              38,033
                                                                 ===============
(Cost $39,183)

--------------------------------------------------------------------------------
UNITED KINGDOM (c)(e) 11.2%
--------------------------------------------------------------------------------
United Kingdom Gilt
   8.000% due 12/07/00                    BP          1,000                1,679
   6.750% due 11/26/04                                  190                  298
   8.500% due 12/07/05                               14,251               24,672
                                                                 ---------------
Total United Kingdom                                                      26,649
                                                                 ===============
(Cost $26,894)

--------------------------------------------------------------------------------
UNITED STATES 16.3%
--------------------------------------------------------------------------------
Corporate Bonds and Notes 5.8%
AT&T Capital Corp.
   5.900% due 11/13/97                     $          3,500                3,497
Resolution Trust Corp.
   7.750% due 04/25/28                                4,582                4,582
Salomon, Inc.
   3.650% due 02/14/02 (h)                            5,000                4,880
Time Warner, Inc.
   6.456% due 08/15/00 (d)                              875                  875
                                                                 ---------------
                                                                          13,834
                                                                 ===============

Mortgage-Backed Securities 10.0%
Collateralized Mortgage Obligation Trust
   9.000% due 05/01/14                                   61                   63
Federal Home Loan Mortgage Corp.
   9.000% due 11/15/19                                   28                   28
   9.050% due 06/15/19                                  171                  177
Government National Mortgage Assn.
   6.875% due 11/20/21-10/20/24 (d)(g)                 5,579               5,692
   7.125% due 09/20/22-09/20/23 (d)(g)                 6,338               6,491
Independent National Mortgage Corp.
   8.212% due 11/25/24 (d)                               430                 441
Morgan Stanley Mortgage
   8.150% due 07/20/21                                     5                   5
PaineWebber Mortgage
   7.000% due 10/25/23                                 1,780               1,779
Resolution Trust Corp.
   10.648% due 05/25/24 (d)                              268                 273
Ryland Acceptance Corp.
   7.837% due 09/25/23 (d)                             8,496               8,631
Sears Mortgage
   6.763% due 06/25/22 (d)                               245                 245
   8.250% due 09/25/31                                    21                  21
                                                                 ---------------
                                                                          23,846
                                                                 ===============
Asset-Backed Securities 0.5%
Student Loan Marketing Assn.
   5.815% due 04/25/04 (d)                             1,154               1,157
                                                                 ---------------
Total United States                                                       38,837
                                                                 ===============
(Cost $38,924)

--------------------------------------------------------------------------------
PURCHASED OTC CALL OPTIONS (e) 8.2%
--------------------------------------------------------------------------------
Commonwealth of Australia
   13.000% due 07/15/00 (f)
   Strike @ 105.16 Exp. 06/27/97          A$          4,400                  343
Commonwealth of Canada
   8.000% due 11/01/98 (f)
   Strike @ 95.05 Exp. 04/24/97           C$         28,600                2,006
   8.500% due 03/01/00 (f)
   Strike @ 95.71 Exp. 06/25/97                      23,498                1,916
Government of Japan
   6.400% due 03/20/00 (f)
   Strike @ 104.88 Exp. 06/01/97          JY        900,000                  704
   6.400% due 03/20/00 (f)
   Strike @ 99.06 Exp. 06/25/97                   5,253,000                6,494
   5.500% due 03/20/02 (f)
   Strike @ 107.34 Exp. 04/16/97                    208,000                  185
   5.500% due 03/20/02 (f)
   Strike @ 102.48 Exp 06/11/97                   1,538,000                1,867
   4.500% due 06/20/03 (f)
   Strike @ 94.09 Exp. 05/23/97                     525,000                  864
Kingdom of Sweden
   11.000% due 01/21/99 (f)
   Strike @ 100.92 Exp. 04/17/97          SK        100,000                1,197
   11.000% due 01/21/99 (f)
   Strike @ 100.94 Exp. 04/21/97                    154,000                1,833
  10.250% due 05/05/00 (f)
   Strike @ 91.96 Exp. 06/27/97                      80,000                2,083
                                                                 ---------------
Total Purchased OTC Call Options                                          19,492
                                                                 ===============
(Cost $20,300)

--------------------------------------------------------------------------------
SHORT-TERM INSTRUMENTS 29.7%
--------------------------------------------------------------------------------
Discount Notes 28.7%
Emerson Electric Co.
   5.490% due 05/05/97                     $          3,000                2,984
Ford Motor Credit Corp.
   5.320% due 04/09/97                                6,900                6,892
   5.300% due 04/11/97                                2,200                2,197
   5.300% due 04/23/97                                1,100                1,096
   5.280% due 04/29/97                                1,100                1,096
General Electric Capital Corp.
   5.250% due 04/25/97                                  900                  897
General Motors Acceptance Corp.
   5.390% due 04/09/97                                1,900                1,898
   5.580% due 05/07/97                                4,000                3,978
   5.450% due 06/17/97                                1,900                1,877
   5.580% due 06/23/97                                1,000                  987
KFW International Finance, Inc.
   5.520% due 04/28/97                                3,000                2,988
   5.290% due 04/29/97                                  700                  697
Minnesota Mining & Manufacturing Co.
   5.280% due 05/07/97                                1,000                  995
National Rural Utilities Cooperative
   5.290% due 04/01/97                                7,600                7,600
New Center Asset Trust
   6.700% due 04/01/97                                4,600                4,600
   5.270% due 04/09/97                                  500                  500
   5.520% due 04/25/97                                4,000                3,985
Pitney Bowes Credit Corp.
   5.280% due 05/14/97                                6,500                6,459
Shell Oil Co.
   5.470% due 04/24/97                                8,800                8,769
Wool International
   5.340% due 04/23/97                                7,500                7,476
   5.330% due 04/24/97                                  400                  399
                                                                 ---------------
                                                                          68,370
                                                                 ===============
Repurchase Agreement 0.8%
State Street Bank
   5.000% due 04/01/97                                1,846                1,846
   (Dated 03/31/97.  Collateralized by                           ---------------
   U.S. Treasury Note 5.125% 02/28/98
   valued at $1,886,599. Repurchase
   proceeds are $1,846,256.)


U.S. Treasury Bills 0.2%
   5.025% due 05/01/97 (b)(g)                  625                           622
                                                                 ---------------

Total Short-Term Instruments                                              70,838
                                                                 ===============
(Cost $70,837)

Total Investments (a) 196.2%                                     $       468,098
(Cost $476,436)

Other Assets and Liabilities (Net) (96.2%)                              (229,475)
                                                                 ---------------

Net Assets 100.0%                                                $       238,623
                                                                 ===============

                                                     See accompanying notes [23]

Foreign Bond Fund
March 31, 1997


                                                                          Value
                                                               ($ in thousands)
--------------------------------------------------------------------------------
Notes to Schedule of Investments ($ in thousands):

(a) At March 31, 1997, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for all investments in
which there was an excess of value over tax cost.                    $    2,435

Aggregate gross unrealized depreciation for all investments in
which there was an excess of tax cost over value.                       (10,518)
                                                                     -----------
Unrealized depreciation-net                                          $   (8,083)
                                                                     ===========

(b) Securities with an aggregate market value of $622 have been segregated with the custodian to cover margin requirements for the following open future contracts at March 31, 1997:

                                                                     Unrealized
Type                                                Contracts      Depreciation
--------------------------------------------------------------------------------
Commonwealth of Australia 3 Year Note (06/97)             305        $      (35)
Republic of France 10 Year Note (06/97)                    64              (147)
                                                                     -----------
                                                                     $     (182)
                                                                     ===========

(c) Foreign forward currency contracts outstanding at March 31, 1997:


                               Principal
                                  Amount                              Unrealized
                                 Covered       Expiration          Appreciation/
Type                         by Contract            Month         (Depreciation)
--------------------------------------------------------------------------------
Buy               A$               2,470            04/97            $       (7)
Sell                               2,786            04/97                   (40)
Sell              BF             304,921            06/97                  (137)
Sell              BP               4,476            04/97                    49
Sell                               1,274            06/97                   (68)
Buy               C$               6,279            04/97                   (85)
Buy                               11,419            05/97                  (109)
Buy                                8,777            06/97                    (7)
Sell                              19,423            04/97                   247
Sell                              11,419            05/97                   244
Sell                              12,859            03/98                   133
Sell              DG              19,648            04/97                   275
Sell                                 487            06/97                     1
Buy               DK                   8            04/97                     0
Sell                               2,245            04/97                    18
Buy               DM                 662            04/97                     8
Buy                                7,834            06/97                    33
Sell                              35,257            04/97                 2,300
Sell                              15,763            07/97                   (58)
Sell              EC                 381            07/97                     1
Buy               FF              12,076            04/97                    34
Sell                              12,346            04/97                    64
Sell                              24,777            07/97                  (118)
Buy               FM                 100            04/97                    (1)
Buy                               23,281            05/97                    97
Sell                              42,624            05/97                   200
Sell                               5,058            06/97                     0
Buy               GD             117,475            04/97                    (1)
Buy               IL           1,489,000            04/97                    11
Sell                             458,692            04/97                    17
Buy               JY              94,151            04/97                   (19)
Buy                              413,803            05/97                    (1)
Sell                             719,696            05/97                   348
Buy               N$               6,213            05/97                   (19)
Buy                                3,481            06/97                     1
Sell                              18,671            05/97                   152
Sell                                 881            06/97                    (6)
Sell              SF               9,900            04/97                   407
Sell                               7,830            05/97                    15
Buy               SK             179,184            04/97                  (807)
Buy                               16,103            05/97                   (46)
Sell                             194,599            04/97                 2,235
Sell                              16,642            05/97                    38
Buy               SP              10,518            04/97                    (5)
Buy                              449,222            05/97                    46
Buy                            1,028,835            06/97                   128
                                                                     -----------
                                                                     $    5,566
                                                                     ===========
(d) Variable rate security. The rate listed is as of March 31, 1997.

(e) Principal amount denoted in the indicated currency:

        A$ - Australian Dollar            FF - French Franc
        AP - Argentine Peso               FM - Finnish Markka
        BF - Belgian Franc                GD - Greek Drachma
        BP - British Pound                IL - Italian Lira
        C$ - Canadian Dollar              JY - Japanese Yen
        CK - Czech Koruna                 N$ - New Zealand Dollar
        DG - Dutch Guilder                PP - Philippines Peso
        DK - Danish Krone                 SF - Swiss Franc
        DM - German Mark                  SK - Swedish Krona
        EC - European Currency Unit       SP - Spanish Peseta

(f) Security is subject to outstanding forward sale commitment.

(g) Securities are grouped by coupon and represent a range of maturities.

(h) Principal amount of the security is adjusted for inflation.

[24] See accompanying notes

Schedule of Investments

Global Bond Fund II
March 31, 1997

                                                  Principal
                                                     Amount               Value
                                           ($ in thousands)    ($ in thousands)
-------------------------------------------------------------------------------
ARGENTINA (e) 2.3%
-------------------------------------------------------------------------------
Republic of Argentina
   7.180% due 06/20/97                     AP            60     $            59
   0.000% due 03/20/98                                   60                  56
   3.576% due 04/01/01 (d)                              304                 270
                                                                ---------------
Total Argentina                                                             385
                                                                ===============
(Cost $386)

-------------------------------------------------------------------------------
AUSTRALIA (c)(e) 5.6%
-------------------------------------------------------------------------------
Commonwealth of Australia
   13.000% due 07/15/00                    A$           400                 367
   9.500% due 08/15/03                                  100                  85
   10.000% due 02/15/06                                 100                  88
Mobil Australia Finance
   5.320% due 04/15/97                      $           400                 399
                                                               ----------------
Total Australia                                                             939
                                                               ================
(Cost $937)
-------------------------------------------------------------------------------
BELGIUM (c)(e) 2.6%
-------------------------------------------------------------------------------
Kingdom of Belgium
   5.100% due 11/21/04 (d)                 BF         5,800                 178
   8.500% due 10/01/07                                7,400                 256
                                                               ----------------
Total Belgium                                                               434
                                                               ================
(Cost $465)
-------------------------------------------------------------------------------
CANADA (c)(e) 18.9%
-------------------------------------------------------------------------------
Commonwealth of Canada
   5.290% due 04/08/97                      $           300                 300
   8.000% due 11/01/98                     C$         1,355               1,028
   8.500% due 03/01/00                                1,770               1,384
   9.000% due 12/01/04                                  110                  91
   4.250% due 12/01/26 (h)                              174                 124
Rogers Cantel, Inc.
   10.500% due 06/01/06                                 320                 260
                                                               ----------------
Total Canada                                                              3,187
                                                               ================
(Cost $3,237)
-------------------------------------------------------------------------------
CZECH REPUBLIC (e) 1.6%
-------------------------------------------------------------------------------
Bayerische Landesbank
   11.500% due 10/09/97                    CK         8,000                 274
                                                               ----------------
Total Czechoslovakia                                                        274
                                                               ================
(Cost $298)
-------------------------------------------------------------------------------
DENMARK (c)(e) 1.6%
-------------------------------------------------------------------------------
Kingdom of Denmark
   8.000% due 05/15/03                     DK         1,600                 277
                                                               ----------------
Total Denmark                                                               277
                                                               ================
(Cost $291)
-------------------------------------------------------------------------------
FINLAND (c)(e) 5.0%
-------------------------------------------------------------------------------
Republic of Finland
   3.490% due 03/13/98                     FM         1,000                 194
   7.250% due 04/18/06                                2,000                 426
   8.250% due 10/15/10                                1,000                 224
                                                               ----------------
Total Finland                                                               844
                                                               ================
(Cost $844)
-------------------------------------------------------------------------------
GERMANY (c)(e) 6.6%
-------------------------------------------------------------------------------
Germany Unity Fund
   8.000% due 01/21/02                     DM           500                 338
Republic of Germany
   5.875% due 05/15/00                                  120                  75
   7.125% due 12/20/02                                  780                 512
Treuhandanstalt
   6.875% due 06/11/03                                  300                 194
                                                               ----------------
Total Germany                                                             1,119
                                                               ================
(Cost $1,214)
-------------------------------------------------------------------------------
ITALY (c)(e) 6.6%
-------------------------------------------------------------------------------
Republic of Italy
   5.250% due 01/01/00                     IL     1,440,000              $  834
   8.313% due 01/01/05                              440,000                 284
                                                               ----------------
Total Italy                                                               1,118
                                                               ================
(Cost $1,150)
-------------------------------------------------------------------------------
JAPAN (c)(e) 19.4%
-------------------------------------------------------------------------------
Government of Japan
   4.800% due 06/21/99                     JY        10,000                  88
   6.400% due 03/20/00                              217,000               2,034
   5.500% due 03/20/02                               72,000                 690
   4.500% due 06/20/03                               42,000                 391
   4.100% due 12/22/03                                9,000                  82
                                                               ----------------
Total Japan                                                               3,285
                                                               ================
(Cost $3,294)
-------------------------------------------------------------------------------
NETHERLANDS (c)(e) 4.6%
-------------------------------------------------------------------------------
Kingdom of Netherlands
   6.250% due 07/15/98                     DG           500                 275
   5.750% due 01/15/04                                  570                 309
   8.250% due 02/15/07                                  300                 189
                                                               ----------------
Total Netherlands                                                           773
                                                               ================
(Cost $832)
-------------------------------------------------------------------------------
NEW ZEALAND (c)(e) 2.6%
-------------------------------------------------------------------------------
Commonwealth of New Zealand
   10.000% due 03/15/02                    N$            30                  23
    8.000% due 04/15/04                                 600                 417
                                                               ----------------
Total New Zealand                                                           440
                                                               ================
(Cost $444)
-------------------------------------------------------------------------------
SPAIN (c)(e) 5.3%
-------------------------------------------------------------------------------
Kingdom of Spain
   10.250% due 11/30/98                    SP        90,000                 682
   10.000% due 02/28/05                              25,300                 210
                                                               ----------------
Total Spain                                                                 892
                                                               ================
(Cost $966)
-------------------------------------------------------------------------------
SWEDEN (c)(e) 15.2%
-------------------------------------------------------------------------------
Kingdom of Sweden
   11.000% due 01/21/99                    SK        10,500               1,531
   10.250% due 05/05/00                               6,900               1,032
                                                               ----------------
Total Sweden                                                              2,563
                                                               ================
(Cost $2,766)
-------------------------------------------------------------------------------
UNITED KINGDOM (c)(e) 7.4%
-------------------------------------------------------------------------------
United Kingdom Gilt
   8.000% due 12/07/00                     BP           100                168
   8.500% due 12/07/05                                  628              1,087
                                                               ----------------
Total United Kingdom                                                     1,255
                                                               ================
(Cost $1,268)
-------------------------------------------------------------------------------
SUPRANATIONAL (e) 1.3%
-------------------------------------------------------------------------------
European Bank for Reconstruction &
 Development
   9.000% due 04/22/98                     PP         4,000                152
World Bank
   10.250% due 04/11/02                               2,000                 76
                                                               ----------------
Total Supranational                                                        228
                                                               ================
(Cost $228)
-------------------------------------------------------------------------------
UNITED STATES (c)(e) 28.6%
-------------------------------------------------------------------------------
Corporate Bonds & Notes 6.6%
AT&T Capital Corp.
   5.900% due 11/13/97                     $            500                500
Dean Witter Discover
   5.555% due 02/01/99 (d)                              250                250


                                                     See accompanying notes [25]

Global Bond Fund II
March 31, 1997

                                                  Principal
                                                     Amount               Value
                                           ($ in thousands)    ($ in thousands)
================================================================================

Hewlett-Packard Co.
   5.625% due 11/20/00                     DM           100    $             62
TCI Communications, Inc.
   6.218% due 04/01/02(d)$                             300                 296
                                                               ----------------
                                                                          1,108
                                                               ================
Mortgage-Backed Securities 16.7%
Federal National Mortgage Assn.
   6.085% due 08/01/29 (d)                              289                 285
Government National Mortgage Assn.
   6.000% due 11/20/26 (d)                            1,000               1,001
   6.875% due 11/20/21 (d)                               87                  89
   7.125% due 07/20/22 (d)                            1,410               1,444
                                                               ----------------
                                                                          2,819
                                                               ================
Asset-Backed Securities 5.3%
Student Loan Marketing Assn.
   6.011% due 10/25/07 (d)                              900                 900
                                                               ----------------
Total United States                                                       4,827
                                                               ================
(Cost $4,834)
--------------------------------------------------------------------------------
PURCHASED OTC CALL OPTIONS (e) 5.4%
--------------------------------------------------------------------------------
Commonwealth of Australia
   13.000%  due 07/15/00 (g)
   Strike @ 105.16 Exp. 06/27/97          A$            400                  31
Commonwealth of Canada
   8.000% due 11/01/98 (g)
   Strike @ 95.10 Exp. 04/16/97           C$          1,800                 127
   8.000% due 11/01/98 (g)
   Strike @ 95.05 Exp. 04/24/97                       1,800                 126
   8.500% due 03/01/00 (g)
   Strike @ 95.71 Exp. 06/25/97                       1,770                 144
Government of Japan
   4.500% due 06/20/03 (g)
   Strike @ 94.09 Exp. 05/23/97           JY         27,000                  44
   4.800% due 06/21/99 (g)
   Strike @ 98.52 Exp. 04/16/97                      10,000                   8
   5.500% due 03/20/02 (g)
   Strike @ 102.48 Exp. 06/11/97                     10,000                  12
   6.400% due 03/20/00 (g)
   Strike @ 104.88 Exp. 06/11/97                     50,000                  39
   6.400% due 03/20/00 (g)
   Strike @ 99.06 Exp. 06/25/97                     167,000                 206
Kingdom of Sweden
   10.250% due 05/05/00 (g)
   Strike @ 91.96 Exp. 06/27/97           SK          6,900                 180
                                                               ----------------
Total Purchased OTC Call Options                                            917
                                                               ================
(Cost $945)
--------------------------------------------------------------------------------
SHORT-TERM INSTRUMENTS 32.6%
--------------------------------------------------------------------------------
Discount Notes 30.1%
Ameritech Corp.
   5.290% due 05/08/97                     $            800                 796
E.I. Du Pont de Nemours
   5.260% due 05/07/97                                  800                 796
Ford Motor Credit Corp.
   5.320% due 04/09/97                                  700                 699
Illinois Toolworks
   5.380% due 04/08/97                                  400                 399
KFW International Finance, Inc.
   5.270% due 04/17/97                                  500                 499
National Rural Utilities Cooperative
   5.290% due 04/01/97                                  100                 100
   5.330% due 04/29/97                                  100                 100
   5.550% due 05/19/97                                  400                 397
Pitney Bowes Credit Corp.
   5.270% due 04/18/97                                  700                 698
Proctor & Gamble Co.
   5.280% due 04/14/97                                  100                 100
Queensland Treasury Corp.
   5.320% due 04/21/97                                  500                 498
                                                               ----------------
                                                                          5,082
                                                               ================
Repurchase Agreement 2.1%
State Street Bank
   5.000% due 04/01/97                      $           353    $            353
                                                               ----------------
(Dated 03/31/97. Collateralized
   by U.S. Treasury
   Note 5.125% 02/28/98 valued at
   $363,382.
   Repurchase proceeds are $353,049.)

U.S. Treasury Bills 0.4%
   5.125% due 05/01/97-07/03/97 (b)(f)                   80                  79
                                                               ----------------
Total Short-Term Instruments                                              5,514
                                                               ================
(Cost $5,515)

Total Investments (a) 173.2%                                   $         29,271
(Cost $29,642)

Other Assets and Liabilities (Net) (73.2%)                              (12,371)
                                                               ----------------
Net Assets 100.0%                                              $         16,900
                                                               ================


Notes to Schedule of Investments ($ in thousands):

(a) At March 31, 1997, the net unrealized appreciation (depreciation) of investments based on cost for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for all investments in which there was
an excess of value over tax cost.                              $             86

Aggregate gross unrealized depreciation for all investments in
which there was an excess of tax cost over value.                          (894)

Unrealized depreciation-net                                    $           (808)
                                                               ================
(b) Securities with an aggregate market value of $79 have been segregated with the custodian to cover margin requirements for the following open future contracts at March 31, 1997:


                                                                      Unrealized
Type                                         Contracts              Depreciation
--------------------------------------------------------------------------------
Commonwealth of Australia
3 Year Note (06/97)                                    23      $             (3)
U.S. Treasury 30 Year Bond (06/97)                     16                   (22)
                                                               ----------------
                                                               $            (25)
                                                               ================

(c) Foreign forward currency contracts outstanding at March 31, 1997:

                           Principal                                 Unrealized
                      Amount Covered       Expiration              Appreciation/
Type                     by Contract            Month             (Depreciation)

Sell       A$                     22            04/97          $              0
Sell       BF                  7,712            06/97                        (3)
Buy        BP                     30            04/97                         1
Sell                             278            04/97                         6
Sell                             430            06/97                       (23)
Buy         C         $          697            04/97                       (11)
Sell                           1,026            04/97                        25
Buy                              100            05/97                        (2)
Sell                             100            05/97                         1
Buy                              399            06/97                        (2)
Sell                             805            06/97                         7
Sell                              50            03/98                         0
Buy                              100            03/98                        (1)
Sell       DK                    265            04/97                         2
Sell       DG                    756            04/97                        11
Sell                             122            06/97                         0
Buy        DM                    261            04/97                        (5)
Sell                             511            04/97                        39
Sell                           1,071            06/97                        (4)
Sell                             417            07/97                        (2)
Buy        FF                    100            04/97                         0
Sell                             118            04/97                         0
Buy                              119            07/97                         0
Sell                             119            07/97                         0
Sell       FM                     13            04/97                         0
Buy                            1,325            05/97                         4
Sell                           3,762            05/97                        17


[26] See accompanying notes

================================================================================
Buy        IL                 81,000            04/97                         0
Sell                          22,158            04/97                         1
Sell       JY                 35,577            04/97                        18
Buy                           26,882            05/97                         0
Buy        N$                    335            05/97                         1
Sell                             828            05/97                         7
Sell                             171            06/97                         0
Sell       SF                    800            04/97                        33
Sell                             520            05/97                         3
Buy        SK                 18,075            04/97                       (60)
Sell                          22,040            04/97                       283
Buy                            1,552            05/97                        (4)
Buy        SP                 20,828            04/97                       (10)
Buy                           11,000            05/97                         1
Sell                          18,156            06/97                        (2)
                                                               -----------------
                                                               $            331
                                                               -----------------

(d) Variable rate security. The rate listed is as of March 31, 1997.

(e) Principal amount denoted in indicated currency:

      A$ -  Australian Dollar              FF -  French Franc
      AP -  Argentine Peso                 FM -  Finnish Markka
      BF -  Belgian Franc                  IL -  Italian Lira
      BP -  British Pound                  JY -  Japanese Yen
      C$ -  Canadian Dollar                N$ -  New Zealand Dollar
      CK -  Czech Koruna                   PP -  Philippines Peso
      DG -  Dutch Guilder                  SF -  Swiss Francs
      DK -  Danish Krone                   SK -  Swedish Krona
      DM -  German Mark                    SP -  Spanish Peseta

(f) Securities are grouped by coupon and represent a range of maturities.

(g) Security is subject to outstanding forward sale commitment.

(h) Principal amount of the security is adjusted for inflation.

                                                     See accompanying notes [27]

Schedule of Investments

High Yield Fund
March 31, 1997


                                                  Principal
                                                     Amount               Value
                                           ($ in thousands)    ($ in thousands)
--------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES 79.5%
--------------------------------------------------------------------------------
Banking and Finance 3.5%
Americo Life, Inc.
    9.250% due 06/01/05                    $          2,000    $          2,005
First Nationwide Holdings
   12.500% due 04/15/03                               5,000               5,475
   10.625% due 10/01/03                               4,350               4,600
Imperial Credit Industries, Inc.
    9.875% due 01/15/07                               2,300               2,266
Mesa Operating Co.
   10.625% due 07/01/06                                 500                 521
Reliance Financial Services
    7.866% due 12/01/00 (c)                           1,000               1,023
Reliance Group Holdings
    9.000% due 11/15/00                              14,000              14,315
Trizec Finance
   10.875% due 10/15/05                               5,850               6,391
                                                               -----------------
                                                                         36,596
                                                               =================
Industrials 64.2%
Abbey Healthcare Group
    9.500% due 11/01/02                              10,220              10,782
Albritton Communications
    9.750% due 11/30/07                               5,500               5,225
American Airlines
   10.610% due 03/04/10                                 650                 797
American Standard
    9.250% due 12/01/16                               8,690               8,929
Amerigas Partners L.P.
   10.125% due 04/15/07                               4,200               4,473
Ametek, Inc.
    9.750% due 03/15/04                               6,350               6,636
Amtrol, Inc.
   10.625% due 12/31/06                               5,635               5,903
Bell & Howell Co.
   10.750% due 10/01/02                               4,000               4,205
    0.000% due 03/01/05 (b)                           2,100               1,628
Benedek Broadcasting Corp.
   11.875% due 03/01/05                               8,850               9,779
Building Materials Corp.
    0.000% due 07/01/04 (b)                          17,400              15,421
Cablevision Systems
   10.500% due 05/15/16                              11,000              11,083
    9.875% due 04/01/23                               4,000               3,840
Century Communication
    9.500% due 03/01/05                               1,500               1,474
CF Cable TV, Inc.
    9.125% due 07/15/07                               9,000               9,675
Clark-Schwebel, Inc.
   10.500% due 04/15/06                               3,500               3,684
Clark Oil Refining Corp.
   10.500% due 12/01/01                               1,400               1,463
Clark R & M Holdings
    0.000% due 02/15/00                              11,600               8,497
Cumberland Farms
   10.500% due 10/01/03                               8,808               8,632
Delta Air Lines
   10.790% due 03/26/14                               2,264               2,718
Dimon, Inc.
    8.875% due 06/01/06                               3,000               3,060
Doane Products Co.
   10.625% due 03/01/06                               2,000               2,090
Envirosource, Inc.
    9.750% due 06/15/03                              10,770              10,339
EZ Communication, Inc.
    9.750% due 12/01/05                               8,200               8,610
Falcon Drilling, Inc.
    9.750% due 01/15/01                               6,500               6,719
Ferrellgas Partners L.P.
   10.000% due 08/01/01                              10,100              10,656
    9.375% due 06/15/06                               1,700               1,721
Figgie International, Inc.
    9.875% due 10/01/99                               2,240               2,327
Foamex L.P.
    9.500% due 06/01/00                               1,000               1,018
Foodmaker, Inc.
    9.250% due 03/01/99                               1,145               1,168
Forcenergy, Inc.
    9.500% due 11/01/06                               4,300               4,359
    8.500% due 02/15/07                               2,600               2,477
Fresenius Medical Care
    9.000% due 12/01/06                              13,750              13,681
Globalstar L.P.
   11.375% due 02/15/04                               6,350               6,255
Goss Graphic Systems, Inc.
   12.000% due 10/15/06                               6,000               6,315
Granite Broadcasting Corp.
   10.375% due 05/15/05                               5,250               5,303
Griffin Gaming
    0.000% due 06/30/00                               7,330               7,238
Gulf Canada Resources
    9.250% due 01/15/04                              12,575              13,141
HMH Properties
    9.500% due 05/15/05                              12,750              13,180
Hollinger International Publishing
    8.625% due 03/15/05                               4,750               4,613
    9.250% due 02/01/06                               7,800               7,761
HS Resources
    9.875% due 12/01/03                               4,250               4,303
Huntsman Corp.
    9.250% due 03/20/07 (c)                           6,500               6,500
Integrated Health Services
    9.625% due 05/31/02                               7,825               8,177
   10.250% due 04/30/06                               2,000               2,120
ISP Holdings, Inc.
    9.000% due 10/15/03                              19,400              19,594
J. Ray McDermott
    9.375% due 07/15/06                              10,400              10,530
J.Q. Hammons Hotels
    8.875% due 02/15/04                              11,500              11,213
Jones Intercable, Inc.
    8.875% due 04/01/07                               6,900               6,814
K-III Communications Co.
    8.500% due 02/01/06                              11,490              11,203
Kaiser Aluminum & Chemical
    9.875% due 02/15/02                               8,750               8,706
KCS Energy, Inc.
   11.000% due 01/15/03                               2,600               2,756
Lenfest Communications
    8.375% due 11/01/05                               9,650               9,083
Magnetek, Inc.
   10.750% due 11/15/98                               5,250               5,329
Marcus Cable
    0.000% due 08/01/04 (b)                          11,400               9,191
Mettler Toledo, Inc.
    9.750% due 10/01/06                                 400                 414
Moog, Inc.
   10.000% due 05/01/06                               3,250               3,388
Newsquest Capital
   11.000% due 05/01/06                               4,250               4,526
NL Industries
    0.000% due 10/15/05 (b)                           2,950               2,670
Northwestern Steel & Wire
    9.500% due 06/15/01                               5,005               4,892
Nuevo Energy Co.
    9.500% due 04/15/06                               3,000               3,053
Orion Network Systems
   11.250% due 01/15/07                               5,675               5,618
Owens & Minor
   10.875% due 06/01/06                               5,850               6,318
Owens Illinois
   10.500% due 06/15/02                               2,000               2,110
   11.000% due 12/01/03                              10,500              11,576
Pacific Lumber
   10.500% due 03/01/03                               9,750               9,896
Packard Bioscience Co.
    9.375% due 03/01/07                               2,300               2,231
Paging Network
    8.875% due 02/01/06                               4,500               3,825
   10.000% due 10/15/08                                 850                 761

[28] See accompanying notes


                                                  Principal
                                                     Amount               Value
                                           ($ in thousands)    ($ in thousands)
--------------------------------------------------------------------------------
Parker Drilling Corp.
   9.750% due 11/15/06                     $          9,800    $         10,094
Pathmark Stores, Inc.
   9.625% due 05/01/03                                5,900               5,590
Printpack, Inc.
   9.875% due 08/15/04                                6,450               6,579
Repap Wisconsin, Inc.
   9.250% due 02/01/02                                4,900               4,900
Revlon Consumer Products Corp.
   9.375% due 04/01/01                                7,500               7,678
  10.500% due 02/15/03                                5,500               5,748
RJR Nabisco
   8.000% due 07/15/01                                2,000               1,980
   8.625% due 12/01/02                                5,500               5,522
Rogers Cablesystems, Inc.
  10.000% due 03/15/05                                7,500               7,913
Rogers Cantel Mobile
  11.125% due 07/15/02                                2,000               2,098
   9.375% due 06/01/08                               15,500              15,965
Sea Containers
   9.500% due 07/01/03 (c)                              750                 769
Sequa Corp.
  10.000% due 05/14/01                                4,000               4,076
Showboat, Inc.
   9.250% due 05/01/08                                  700                 719
Sinclair Broadcast Group
  10.000% due 09/30/05                                  500                 503
Smith's Food & Drug Centers, Inc.
   8.640% due 07/02/12                               11,325              10,702
   9.200% due 07/02/18                                1,750               1,561
Speedy Muffler King, Inc.
  10.875% due 10/01/06                                6,400               6,528
Statia Terminals
  11.750% due 11/15/03                                6,750               7,121
Station Casinos
   9.625% due 06/01/03                                3,150               3,024
Stone Container
  11.500% due 10/01/04                                2,000               1,945
Sun International Hotels
   9.000% due 03/15/07                                6,650               6,384
Sweetheart Cup Co.
   9.625% due 09/01/00                                4,750               4,845
Synthetic Industries
   9.250% due 02/15/07                                2,150               2,129
Teleport Communications
   0.000% due 07/01/07 (b)                           16,150              10,942
Telewest Communications
   9.625% due 10/01/06                               11,000              10,945
Tenet Healthcare
  10.125% due 03/01/05                                8,300               9,047
   8.625% due 01/15/07                                3,500               3,395
Trans-Resources, Inc.
  11.875% due 07/01/02                                7,080               6,832
Unisys Corp.
  12.000% due 04/15/03                               11,900              12,495
US Air, Inc.
   9.625% due 09/01/03                               11,490              11,670
U.S. Can Corp.
  10.125% due 10/15/06                                5,600               5,908
Vintage Petroleum
   9.000% due 12/15/05                               10,490              10,621
West Point Stevens
   8.750% due 12/15/01                                2,500               2,544
   9.375% due 12/15/05                                7,500               7,650
World Color Press, Inc.
   9.125% due 03/15/03                               13,085              13,150
Young Broadcasting, Inc.
   9.000% due 01/15/06                               11,000              10,340
                                                               -----------------
                                                                        673,584
                                                               =================
Utilities 11.8%
AES Corp.
  10.250% due 07/15/06                               14,235              15,552
Beaver Valley Funding Corp.
   9.000% due 06/01/17                               34,000              33,659
Bell Cablemedia PLC
   0.000% due 09/15/05 (b)                            2,000               1,600
Cablevision Systems
   9.875% due 02/15/13                                2,000               1,910
California Energy
   9.875% due 06/30/03                                5,000               5,275
  10.250% due 01/15/04 (c)                           17,140              18,683
Calpine Corp.
   9.250% due 02/01/04                                7,500               7,631
CMS Energy
   9.875% due 10/01/99 (c)                            4,950               5,107
CTC Mansfield Funding
  11.125% due 09/30/16                                1,000               1,068
First PV Funding
  10.150% due 01/15/16                                1,040               1,074
Niagara Mohawk Power
   7.750% due 05/15/06                                1,100               1,057
   9.500% due 03/01/21                                2,500               2,470
   7.875% due 04/01/24                                7,500               6,864
North Atlantic Energy
   9.050% due 06/01/02                                7,043               6,967
Vanguard Cellular Systems, Inc.
   9.375% due 04/15/06                                7,500               7,519
Wilmington Trust Co. - Tucson Electric
  10.211% due 01/01/09                                  500                 477
  10.732% due 01/01/13                                6,993               6,829
                                                               -----------------
                                                                        123,742
                                                               -----------------
Total Corporate Bonds and Notes                                         833,922
(Cost $817,864)                                                =================


--------------------------------------------------------------------------------
MORTGAGE-BACKED SECURITIES 5.3%
--------------------------------------------------------------------------------
Federal Housing Administration 0.1%
   9.250% due 08/01/20                                1,350               1,343
                                                               -----------------
Collateralized Mortgage Obligations 3.0%
Asset Securitization Corp.
   7.384% due 08/13/29                                1,500               1,377
CS First Boston Mortgage Securities Corp.
   7.591% due 01/25/28 (c)                            2,227               1,562
Federal Deposit Insurance Corp.
   6.906% due 11/25/26 (c)                              400                 385
Lennar Central Partners L.P.
   9.890% due 09/15/04                                1,000               1,001
LTC Properties, Inc.
   9.200% due 08/04/23                                3,235               3,339
Manufacturers Hanover Corp.
   7.859% due 12/16/25 (c)                              897                 895
   7.930% due 12/16/25 (c)                            3,990               3,846
Nationsbanc
   8.122% due 05/25/28 (c)                            3,835               2,500
Red Mountain Funding Corp.
   9.150% due 11/28/27                                5,727               5,161
Resolution Trust Corp.
   7.188% due 09/25/20 (c)                              936                 599
   9.250% due 06/25/23                                3,438               3,487
   9.050% due 08/25/23                                  972               1,001
   9.500% due 05/25/24                                  113                 114
   8.500% due 03/25/25                                   96                  95
   7.000% due 05/25/27                                6,633               5,982
                                                               -----------------
                                                                         31,344
                                                               =================
Other Mortgage-Backed Securities 1.7%
Allied Waste North America, Inc.
   8.188% due 06/30/03 (c)                              553                 564
   8.375% due 06/30/03 (c)                              447                 456
   8.438% due 06/30/04 (c)                            1,106               1,128
   8.625% due 06/30/04 (c)                              894                 912
   8.688% due 06/30/05 (c)                            1,106               1,128
   8.875% due 06/30/05 (c)                              894                 911
Resolution Trust Corp.
   6.900% due 02/25/27                               10,655               9,692
Structured Asset Securities Corp.
   7.050% due 11/25/02                                4,000               3,351
                                                               -----------------
                                                                         18,142
                                                               =================

                                                     See accompanying notes [29]

High Yield Fund
March 31, 1997


                                                  Principal
                                                     Amount               Value
                                           ($ in thousands)    ($ in thousands)
--------------------------------------------------------------------------------
Stripped Mortgage-Backed Securities 0.5%
Federal National Mortgage Assn. (IO)
   6.000% due 07/25/05                     $          4,198    $            258
   7.000% due 07/25/08                                8,713               1,265
   6.500% due 06/25/17                                3,760                 351
   7.000% due 04/25/19                               12,000               2,953
Fund America (IO)
   9.590% due 10/20/21                                1,954                 272
                                                               ----------------
                                                                          5,099
                                                               -----------------
Total Mortgage-Backed Securities                                         55,928
(Cost $57,140)                                                 =================

--------------------------------------------------------------------------------
ASSET-BACKED SECURITIES 1.1%
--------------------------------------------------------------------------------
Airplanes Pass Through Trust
  10.875% due 03/15/19                               10,200              11,092
                                                               -----------------
Total Asset-Backed Securities                                            11,092
(Cost $10,531)                                                 =================

--------------------------------------------------------------------------------
SOVEREIGN ISSUES 2.1%
--------------------------------------------------------------------------------
Republic of Argentina
   6.750% due 03/31/05 (c)                           11,398              10,187
   5.250% due 03/31/23 (c)                            9,000               5,614
Third Mexican Acceptance Corp.
   7.370% due 03/15/98                                1,000                 980
United Mexican States
   6.250% due 12/31/19                                7,000               4,935
                                                               -----------------
Total Sovereign Issues                                                   21,716
(Cost $18,604)                                                 =================

--------------------------------------------------------------------------------
PREFERRED STOCK 3.4%
--------------------------------------------------------------------------------
                                                     Shares

California Federal Bank                              16,500                1,864
Long Island Lighting Co.                             30,000                3,135
Newscorp Overseas Ltd.                              133,200                3,280
Time Warner, Inc.                                    25,730               27,594
                                                               -----------------
Total Preferred Stock                                                    35,873
(Cost $32,504)                                                 =================

--------------------------------------------------------------------------------
SHORT-TERM INSTRUMENTS 5.8%
--------------------------------------------------------------------------------
                                                  Principal
                                                     Amount
                                                    (000's)
Discount Notes 5.1%
Australian Wheat Board
   5.310% due 05/09/97                              $ 2,800               2,784
Electricite de France
   5.300% due 04/28/97                                  400                 398
   5.290% due 05/06/97                                3,400               3,382
Ford Motor Credit Co.
   5.290% due 04/24/97                                  700                 698
General Electric Capital Corp.
   5.320% due 05/07/97                                1,500               1,492
General Motors Acceptance Corp.
   4.580% due 05/07/97                               36,000              35,799
KFW International Finance, Inc.
   6.140% due 04/03/97                                2,700               2,699
   5.270% due 04/17/97                                  200                 200
National Rural Utilities Cooperative
   5.290% due 04/04/97                                  700                 700
New Center Asset Trust
   6.700% due 04/01/97                                6,000               6,000
                                                               -----------------
                                                                         54,152
                                                               =================
Repurchase Agreement 0.7%
State Street Bank
   5.000% due 04/01/97                                6,910               6,910
   (Dated 03/31/97. Collateralized by U.S. Treasury            -----------------
   Bond 7.250% 05/15/16 valued at $7,049,113.
   Repurchase proceeds are $6,910,960.)


Total Short-Term Investments                                             61,062
(Cost $61,062)                                                 =================

Total Investments (a) 97.2%                                    $      1,019,593
(Cost $997,705)                                                =================

Other Assets and Liabilities (Net) 2.8%                                  29,772
                                                               -----------------
Net Assets 100.0%                                              $      1,049,365
                                                               =================

Notes to Schedule of Investments ($ in thousands):

(a) At March 31, 1997, the net unrealized appreciation (depreciation) of investments based on cost for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for all investments in
which there was an excess of value over tax cost.              $         30,223

Aggregate gross unrealized depreciation for all investments in
which there was an excess of tax cost over value.                        (7,551)
                                                               -----------------

Unrealized appreciation-net                                    $         22,672
                                                               =================

(b) Security becomes interest bearing at a future date.

(c) Variable rate security. The rate listed is as of March 31, 1997.

[30] See accompanying notes

Schedule of Investments

Total Return Fund
March 31, 1997

                                                  Principal
                                                     Amount               Value
                                           ($ in thousands)    ($ in thousands)
--------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES 16.6%
--------------------------------------------------------------------------------

Banking and Finance 7.3%
ABN AMRO Bank N.V.
   7.750% due 05/15/23                     $            200    $            198
Aetna Services, Inc.
   6.750% due 09/15/13                                  200                 182
Ahmanson (H.F.) & Co.
   6.000% due 04/01/97                               25,000              25,000
American Express Credit
   6.800% due 12/15/03                                1,500               1,498
American General Finance
   5.875% due 07/01/00                                   75                  73
   8.125% due 08/15/09                                   50                  52
Associates Corp. of North America
   9.700% due 05/01/97                                  450                 451
   6.125% due 02/01/98                                1,475               1,474
   6.625% due 05/15/98                                  100                 100
   8.800% due 08/01/98                                  987               1,015
   6.250% due 03/15/99                                1,200               1,190
   7.500% due 05/15/99                                  700                 710
   7.400% due 07/07/99                                  125                 126
   7.250% due 09/01/99                                  200                 202
   6.750% due 10/15/99                                   90                  90
   8.250% due 12/01/99                                  200                 207
   6.250% due 09/15/00                                   50                  49
AT&T Capital Corp.
   5.940% due 04/18/97                               50,000              50,004
   6.690% due 05/09/97                               25,000              25,026
   5.558% due 11/05/97 (d)                           10,000              10,004
   5.880% due 11/05/97                               65,000              64,943
   5.900% due 11/13/97                               75,000              74,929
   7.350% due 03/02/98                                6,000               6,052
AVCO Financial Services
   6.350% due 09/15/00                                  100                  98
   7.375% due 08/15/01                                  300                 303
Bancomer
   8.000% due 07/07/98                                7,000               7,007
Banesto
   8.250% due 07/28/02                               28,900              30,046
BankAmerica Corp.
   7.200% due 09/15/02                                  400                 399
   7.500% due 10/15/02                                1,000               1,010
Bankers Trust
   8.625% due 04/01/18                                  181                 186
Banponce Corp.
   5.893% due 05/05/97 (d)                            5,000               4,973
   8.040% due 11/24/97                                9,000               9,092
Barclays American Corp.
   9.125% due 12/01/97                                  350                 357
Bear Stearns
   6.750% due 04/15/03                                  105                 102
Beneficial Corp.
   6.210% due 09/11/97                                  145                 145
   9.600% due 10/16/98                                  250                 261
Canadian Pacific Securities Ltd.
   9.450% due 08/01/21                                2,750               3,171
Chase Manhattan Corp.
   8.500% due 02/15/02                                  200                 211
   8.000% due 05/01/05                                  200                 199
Chemical Banking Corp.
   6.125% due 11/01/08                                  400                 355
Chrysler Financial Corp.
   8.420% due 02/01/99                                  695                 716
   8.460% due 01/19/00                                  700                 728
Chubb Capital Corp.
   6.875% due 02/01/03                                  100                  99
Chubb Corp.
   8.750% due 11/15/99                                  120                 123
Citicorp
   8.750% due 02/15/98                                9,000               9,186
   5.625% due 05/29/98 (d)                           21,600              21,587
Commercial Credit Co.
   6.750% due 05/15/00                                  100                  99
   6.000% due 06/15/00                                  300                 292
   8.250% due 11/01/01                                2,500               2,605
Dean Witter Discover
   5.670% due 03/02/99 (d)                              100                 100
   6.750% due 08/15/00                                  100                  99
Den Danske Bank
   6.729% due 06/23/00 (d)                            4,500               4,509
First Interstate Bancorp
   12.750% due 05/01/97                                1,250               1,25
   5.913% due 06/25/97 (d)                            5,000               5,002
   8.875% due 01/01/09                                  324                 329
Fleet Financial Group
   9.900% due 06/15/01                                  200                 219
Ford Motor Credit Corp.
   9.350% due 05/14/97                                1,000               1,004
   8.000% due 12/01/97                                  260                 263
   7.240% due 04/01/98                               11,000              11,094
   6.030% due 11/09/98 (d)                           17,080              17,125
   8.375% due 01/15/00                                  150                 156
   7.020% due 10/10/00                               70,000              70,027
   7.000% due 09/25/01                                  250                 249
   6.625% due 06/30/03                                  575                 557
   8.250% due 02/23/05                                2,500               2,616
General Electric Capital Corp.
   8.300% due 09/20/09                                  150                 163
General Motors Acceptance Corp.
   6.700% due 04/15/97                               26,100              26,110
   7.750% due 04/15/97                                8,150               8,156
   8.375% due 05/01/97                                1,350               1,353
   7.750% due 05/12/97                                2,000               2,004
   7.250% due 05/19/97                                7,500               7,516
   7.125% due 05/23/97                                1,000               1,002
   6.125% due 06/09/97                                8,000               8,008
   6.000% due 06/16/97                                1,000               1,000
   7.100% due 07/01/97                                1,700               1,705
   6.400% due 07/30/97                                1,000               1,002
   6.300% due 09/10/97                                1,000               1,002
   6.000% due 10/10/97                               23,000              23,016
   7.850% due 11/17/97                               13,000              13,148
   7.375% due 03/23/98                                2,290               2,312
   7.375% due 05/26/99                                  190                 192
   8.625% due 06/15/99                                  650                 674
   7.000% due 03/01/00                                  100                 100
   9.625% due 12/15/01                                  300                 329
   7.000% due 09/15/02                                  100                  99
Georgia Pacific Credit Corp.
   9.850% due 06/15/97                                3,000               3,023
Goldman Sachs Mortgage Corp.
   6.000% due 12/31/07                               11,528              10,181
Great Western Bank
   8.625% due 12/01/98                                3,000               3,086
Household Financial Corp.
   6.250% due 10/15/97                                  201                 201
Inter-American Development Bank
   8.875% due 06/01/09                                  200                 226
International Bank for Reconstruction & Development
   9.875% due 10/01/97                                  194                 198
Kimco Realty Corp.
   6.500% due 10/01/03                                  200                 188
Lehman Brothers
   8.375% due 04/01/97                                   90                  90
   6.730% due 02/27/98                               45,000              45,148
   6.375% due 06/01/98                                  100                 100
   6.150% due 06/22/98 (d)                           25,000              25,182
   6.250% due 06/29/98                                5,400               5,380
Mellon Bank
   6.500% due 08/01/05                                   75                  70
Merrill Lynch & Co.
   5.380% due 06/23/97 (d)                           19,000              18,992
   6.500% due 04/01/01                                  100                  98
   8.300% due 11/01/02                                  200                 210
   7.000% due 03/15/06                                1,500               1,464
   7.000% due 04/27/08                                  100                  96
Mesa Operating Co.
   10.625% due 07/01/06                                3,250              3,388

                                                     See accompanying notes [31]

Total Return Fund
March 31, 1997

                                                  Principal
                                                     Amount               Value
                                           ($ in thousands)    ($ in thousands)
--------------------------------------------------------------------------------
NationsBank Corp.
   5.125% due 09/15/98                      $           100     $            98
   6.750% due 02/26/01                                  500                 493
   7.000% due 09/15/01                                1,500               1,496
New England Mutual
   7.875% due 02/15/24                                1,500               1,455
Northern Trust
   9.000% due 05/15/98                                  200                 206
Norwest Financial, Inc.
   6.500% due 11/15/97                                1,500               1,505
   6.230% due 09/01/98                                  100                 100
   5.750% due 11/16/98                                  300                 296
   7.000% due 01/15/03                                  300                 296
PaineWebber
   6.250% due 06/15/98                                  100                 100
   7.000% due 03/01/00                                  200                 200
PNC Funding Corp.
   6.875% due 03/01/03                                  100                  97
Reliance Group Holdings
   9.000% due 11/15/00                                9,000               9,203
Saferco
   9.460% due 05/31/99                                1,000               1,051
   9.590% due 05/31/01                                3,000               3,255
Salomon, Inc.
   5.820% due 08/12/97                                2,700               2,700
   5.530% due 08/25/97                                2,400               2,394
   5.470% due 08/29/97                               18,000              17,976
   5.650% due 10/15/97                                6,000               5,981
   5.763% due 10/31/97 (d)                           14,000              14,002
   5.763% due 11/05/97 (d)                            7,000               7,001
   5.890% due 11/10/97                               99,000              98,960
   5.650% due 02/10/98                                1,165               1,159
   5.700% due 02/11/98                                1,300               1,294
   6.625% due 11/30/00                                   70                  69
   3.650% due 02/14/02 (h)                           17,052              16,642
Sears Financial
   0.000% due 07/12/98                                3,480               3,202
Security Pacific Corp.
   6.249% due 03/01/18 (d)                              174                 171
Shearson Lehman
   9.875% due 10/25/17                                  123                 125
Signet Bank Corp.
   5.629% due 05/15/97 (d)                            1,000                 999
   5.813% due 04/15/98 (d)                            9,000               8,974
   9.625% due 06/01/99                                6,500               6,838
Smith Barney
   6.625% due 06/01/00                                   95                  94
Sparbanken Sverige AB
   7.383% due 10/29/49 (d)                           24,670              25,316
Toyota Motor Credit Corp.
   6.912% due 02/15/02 (d)                           40,000              39,587
Transamerica Financial
   5.724% due 04/20/99 (d)                              500                 496
Trizec Finance
   10.875% due 10/15/05                               3,715               4,059
U.S. Life Corp.
   6.750% due 01/15/98                                  100                 100
U.S. West Capital Funding, Inc.
   6.830% due 11/15/07                                1,000                 945
U.S. West Financial Services, Inc.
   9.450% due 09/30/97                                  200                 203
   8.400% due 09/15/99                                   50                  52
Wachovia Bank
   6.700% due 04/14/99                                  500                 500
   6.625% due 11/15/06                                   75                  71
Wells Fargo & Co.
   8.750% due 05/01/02                                  100                 106
                                                                ---------------
                                                                        967,609
                                                                ===============
Industrials 5.2%
American Home Products
   6.875% due 04/15/97                                  900                 900
   7.700% due 02/15/00                                  300                 307
American Standard
   11.375% due 05/15/04                              10,000              10,625
Amerigas Partners L.P.
   10.125% due 04/15/07                               1,730               1,842
Amphenol Corp.
   12.750% due 12/15/02                              25,000              27,125
AMR Corp.
   7.750% due 12/01/97                               10,000              10,079
   9.500% due 07/15/98                                5,500               5,699
   9.270% due 08/13/98                                1,000               1,033
   8.050% due 03/05/99                                4,000               4,079
   9.750% due 03/15/00                                7,760               8,284
   10.610% due 01/11/01                               4,000               4,429
   10.570% due 01/15/01                               3,000               3,320
   10.590% due 01/31/01                               3,000               3,325
   10.000% due 02/01/01                               2,000               2,181
   9.400% due 05/08/01                                3,000               3,211
   9.500% due 05/15/01                                2,250               2,424
   9.130% due 10/25/01                                2,000               2,132
   8.470% due 02/20/02                                2,000               2,082
   8.500% due 02/26/02                                1,000               1,042
   8.625% due 03/01/17 (j)                           19,731              19,731
Anheuser Busch
   7.000% due 09/01/05                                  300                 294
Arkla, Inc.
   9.875% due 04/15/97                               55,050              55,123
   9.320% due 12/15/97                                1,000               1,020
   8.740% due 05/14/98                                3,000               3,061
Auburn Hills Trust
   12.000% due 05/01/20 (d)                              30                  44
Baxter International
   9.500% due 06/15/08                                  200                 230
Boise Cascade Co.
   9.900% due 03/15/00                                   65                  70
BP America, Inc.
   8.875% due 12/01/97                                  750                 764
Bristol-Myers Squibb
   7.150% due 06/15/23                                  300                 287
Building Materials Corp.
   0.000% due 07/01/04 (i)                           10,320               9,146
CBS, Inc.
   7.625% due 01/01/02                                  100                  98
Centerior Fuel Corp.
   9.200% due 08/02/98                               15,000              15,164
Century Communication
   9.500% due 08/15/00                                6,000               6,030
   11.875% due 10/15/03                               6,000               6,405
CF Cable TV, Inc.
   9.125% due 07/15/07                                1,600               1,720
Coastal Corp.
   8.750% due 05/15/99                                4,300               4,466
Continental Cablevision
   11.000% due 06/01/07                               4,536               5,101
Cumberland Farms
   10.500% due 10/01/03                               3,754               3,679
Dayton Hudson Co.
   10.000% due 12/01/00                               1,000               1,089
Delta Air Lines
   7.730% due 05/14/97                                8,800               8,819
   9.750% due 05/15/21                                  500                 580
Dimon, Inc.
   8.875% due 06/01/06                                3,000               3,060
E.I. Du Pont de Nemours
   8.650% due 12/01/97                                  500                 508
   9.150% due 04/15/00                                  100                 106
Eastman Kodak
   8.550% due 05/01/97                                  425                 426
Eli Lilly & Co.
   8.125% due 02/07/00                                  387                 394
Federal Express
   10.000% due 09/01/98                                 800                 834
Ford Motor Co.
   9.250% due 07/15/97                                  100                 101
   9.000% due 09/15/01                                  200                 214
   8.875% due 01/15/22                                  200                 221
General Motors Corp.
   8.170% due 01/02/00                                2,364               2,428
   8.950% due 07/02/09                               21,500              22,700

[32] See accompanying notes

                                          Principal
                                             Amount               Value
                                   ($ in thousands)    ($ in thousands)
-----------------------------------------------------------------------
Gillette Co.
    5.750% due 10/15/05             $         1,500     $         1,365
Gulf Canada Resources
    9.250% due 01/15/04                       1,250               1,306
    9.625% due 07/01/05                       2,000               2,135
HMH Properties
    9.500% due 05/15/05                       2,000               2,068
Hollinger International Publishing
    9.250% due 02/01/06                       3,000               2,985
IBM Corp.
    7.250% due 11/01/02                         100                 101
Ikon Office Solutions
    6.750% due 12/01/25                       1,200               1,051
INDSPEC Chemical Corp.
    0.000% due 12/01/03  (i)                  5,500               5,088
Integrated Health Services
    9.625% due 05/31/02                       3,000               3,135
   10.750% due 07/15/04                       3,650               4,006
ISP Holdings, Inc.
    9.000% due 10/15/03                       5,000               5,050
ITT Corp.
    6.250% due 11/15/00  (d)                     70                  67
K-III Communications Co.
   10.625% due 05/01/02                       5,185               5,392
    8.500% due 02/01/06                       4,000               3,900
Kaiser Aluminum & Chemical
    9.875% due 02/15/02                         250                 249
Kellogg Co.
    5.900% due 07/15/97                         100                 100
Keystone Group
    9.750% due 09/01/03                         250                 268
Lenfest Communications
    8.375% due 11/01/05                       5,000               4,706
Maxus Energy Corp.
    9.875% due 10/15/02                         300                 311
Mazda Manufacturing Corp.
   10.500% due 07/01/08                       1,980               2,434
Mobil Corp.
    8.375% due 02/12/01                          40                  42
Nabisco, Inc.
    8.000% due 01/15/00                       6,500               6,654
New York Times
    7.625% due 03/15/05                       1,000               1,018
News America Holdings Corp.
    7.500% due 03/01/00                          65                  66
    8.625% due 02/01/03                         750                 789
Noranda, Inc.
    7.000% due 07/15/05                       1,800               1,732
Northern Indiana Public
    6.375% due 09/01/97                       5,950               5,966
Owens Illinois
   10.000% due 08/01/02                         300                 314
   11.000% due 12/01/03                      10,000              11,025
Parker Drilling Corp.
    7.750% due 11/29/02  (d)                  7,500               7,500
Pepsico, Inc.
    5.463% due 07/01/98                         400                 395
    7.750% due 10/01/98                         500                 509
Philip Morris Co.
    8.750% due 06/15/97                         100                 101
    7.375% due 02/15/99                         115                 116
    8.625% due 03/01/99                         200                 206
    7.500% due 01/15/02                          50                  50
Phillips Petroleum
    9.500% due 11/15/97                         500                 510
Repap Wisconsin, Inc.
    9.250% due 02/01/02                       2,350               2,350
Revlon Consumer Products Corp.
    9.375% due 04/01/01                       5,255               5,380
RJR Nabisco
    7.625% due 09/01/00                       6,000               5,929
    8.000% due 07/15/01                      30,000              29,698
    8.625% due 12/01/02                       3,000               3,012
Rogers Cablesystems, Inc.
   10.000% due 12/01/07                       5,000               5,213
Rogers Cantel Mobile
   11.125% due 07/15/02                       5,000               5,244
    9.375% due 06/01/08                       2,750               2,833
SCI Television
   11.000% due 06/30/05                       3,275               3,496
Sears Roebuck & Co.
    6.580% due 07/23/97                         150                 150
    9.250% due 04/15/98                       2,125               2,185
    5.820% due 02/22/99                         125                 123
Showboat, Inc.
    9.250% due 05/01/08                       1,000               1,028
Stone Consolidated
   10.250% due 12/15/00                       5,000               5,288
Supervalu, Inc.
    6.500% due 10/06/00                         140                 137
Telewest Communications
    9.625% due 10/01/06                       5,000               4,975
Tenet Healthcare
    9.625% due 09/01/02                       6,250               6,672
   10.125% due 03/01/05                       1,000               1,090
Texaco Capital
    9.000% due 11/15/97                       1,000               1,019
Time Warner, Inc.
    7.450% due 02/01/98                      12,000              12,097
    6.456% due 08/15/00  (d)                 52,669              52,691
    7.975% due 08/15/04                      31,053              31,276
    8.110% due 08/15/06                      78,529              78,995
    7.250% due 09/01/08                         125                 119
    8.375% due 07/15/33  (j)                 25,000              25,000
Transcontinental Gas Pipeline
    9.125% due 02/01/17                       2,000               2,061
Union Oil of California
    9.750% due 12/01/00                         400                 434
    6.700% due 10/15/07                         100                  94
United Air Lines
    6.750% due 12/01/97                      11,400              11,435
   10.670% due 05/01/04                       2,050               2,351
USX Corp.
    6.375% due 07/15/98                      16,200              16,135
    9.800% due 07/01/01                         300                 328
Vons
    6.625% due 05/15/98                      10,001              10,026
W.R. Grace & Co.
    6.880% due 06/23/97                       5,000               5,012
Wal-Mart Stores
    9.100% due 07/15/00                         100                 106
    8.625% due 04/01/01                       1,050               1,109
World Color Press, Inc.
    9.125% due 03/15/03                       5,000               5,025
Xerox Corp.
    7.200% due 04/01/16                         300                 285
                                                             ----------
                                                                691,143
                                                             ==========
Utilities 4.1%
AES Corp.
    9.750% due 06/15/00                       2,250               2,337
   10.250% due 07/15/06                       4,500               4,916
Arkansas Power & Light
   10.370% due 12/22/97                       3,000               3,057
Bell Atlantic Financial
    6.625% due 11/30/97                         400                 401
California Energy
   10.250% due 01/15/04  (d)                 12,985              14,154
Calpine Corp.
    9.250% due 02/01/04                       4,150               4,223
Carolina Power & Light
    6.375% due 10/01/97                          50                  50
    5.375% due 07/01/98                         100                  99
Central Maine Power Co.
    6.250% due 11/01/98                       1,000                 985
Central Power & Light
    6.000% due 10/01/97                         850                 850
Chesapeake & Potomac Telephone
    8.000% due 10/15/29                       1,125               1,144
Chesapeake Energy Corp.
   12.000% due 03/01/01                       7,000               7,648

                                               See accompanying notes  [33]


Total Return Fund
                                                  Principal
March 31, 1997                                       Amount               Value
                                           ($ in thousands)    ($ in thousands)
-------------------------------------------------------------------------------
Cincinnati Bell Inc.
   6.700% due 12/15/97                     $          1,000    $          1,003
Cleveland Electric Illuminating Co.
   9.375% due 03/01/17                                3,000               3,067
CMS Energy
   9.500% due 10/01/97 (d)                           31,600              31,979
   9.875% due 10/01/99 (d)                            4,200               4,333
Commonwealth Edison
   6.500% due 07/15/97                                5,375               5,379
   8.125% due 01/15/07                               10,000               9,840
   9.875% due 06/15/20                               11,700              12,898
Connecticut Light & Power
   6.500% due 01/01/98                                1,000               1,000
   7.250% due 07/01/99                                6,000               5,951
Consolidated Edison
   7.600% due 01/15/00                                  100                 102
Consolidated Natural Gas Co.
   5.875% due 10/01/98                                  500                 496
Consumers Energy
   8.750% due 02/15/98                                5,550               5,640
CTC Mansfield Funding
   10.250% due 03/30/03                              16,074              16,476
   11.125% due 09/30/16                             101,315             108,154
Duke Power Co.
   8.000% due 11/01/99                                   40                  41
Eastern Edison Co.
   7.780% due 07/30/02                                9,000               9,147
El Paso Electric Co.
   7.250% due 02/01/99                               10,956              10,908
First PV Funding
   10.150% due 01/15/16                               6,894               7,351
Georgia Power
   7.000% due 10/01/00                                5,000               4,920
GTE Corp.
   8.850% due 03/01/98                                  200                 204
   10.750% due 09/15/17                                 300                 321
Gulf States Utilities
   7.250% due 03/01/99                                6,200               6,178
Hydro Quebec
   5.594% due 04/15/99 (d)                           10,000               9,978
   9.400% due 02/01/21                                  500                 574
   9.500% due 11/15/30                                2,370               2,786
Long Island Lighting Co.
   6.250% due 07/15/01                                7,000               6,711
   8.500% due 05/15/06                                6,750               6,893
   9.750% due 05/01/21                               28,818              29,556
   9.625% due 07/01/24                               16,400              16,926
MCI Communications
   6.250% due 03/23/99                                  600                 595
New England Power
   6.140% due 02/02/98                                  500                 499
   6.100% due 02/04/98                                1,000                 999
New Jersey Bell Telephone
   7.850% due 11/15/29                                   70                  74
New Orleans Public Service
   8.670% due 04/01/05                                2,230               2,271
New York Telephone Co.
   6.250% due 02/15/04                                  150                 142
Niagara Mohawk Power
   8.000% due 06/01/04 (j)                           25,000              25,000
   8.770% due 01/01/18 (j)                           43,021              43,021
North Atlantic Energy
   9.050% due 06/01/02                                5,202               5,146
Northern Illinois Gas Co.
   6.450% due 08/01/01                                1,450               1,423
Oklahoma Gas & Electric
   6.375% due 01/01/98                                  100                 100
Pacific Gas & Electric
   5.375% due 08/01/98                                  500                 493
   7.670% due 12/15/98                                  208                 211
   6.750% due 12/01/00                                  709                 702
Pacific Northwest Bell
   4.375% due 09/01/02                                   50                  44
Pennsylvania Power & Light
   5.500% due 04/01/98                                  250                 248
Public Service Electric & Gas
   6.875% due 06/01/97                                1,200               1,202
   8.750% due 07/01/99                                   40                  42
Public Service of New Hampshire
   9.170% due 05/15/98                               16,000              16,301
Questar Pipeline
   9.375% due 06/01/21                                  200                 215
Southern California Edison
   6.125% due 07/15/97                                  500                 500
   5.875% due 02/01/98                                  343                 342
   5.450% due 06/15/98                                  400                 395
Southwestern Bell Telephone Co.
   5.550% due 03/10/98                                1,000                 994
   6.125% due 03/01/00                                   50                  49
System Energy Resources
   6.000% due 04/01/98                                  801                 793
Texas-New Mexico Power
   10.750% due 09/15/03                               4,950               5,216
Texas Gas Transmission Corp.
   9.625% due 07/15/97                                5,400               5,453
Texas Utilities
   5.891% due 05/01/99 (d)                           32,125              32,161
Toledo Edison Co.
   6.125% due 08/01/97                                  200                 200
   8.180% due 07/30/02                                1,400               1,375
   8.700% due 09/01/02                               10,000               9,719
   7.850% due 03/31/03                                7,000               6,732
   7.875% due 08/01/04                                  500                 494
Trident NGL, Inc.
   10.250% due 04/15/03                               7,500               8,100
Triton Energy
   0.000% due 11/01/97 (i)                            6,800               6,562
Tucson Electric Power
   8.500% due 10/01/09                                1,000                 953
U.S. West Communications, Inc.
   6.625% due 09/15/05                                  300                 287
Virginia Electric & Power Co.
   9.375% due 06/01/98                                  500                 515
   6.250% due 08/01/98                                  200                 199
Wilmington Trust Co. - Tucson Electric
   10.732% due 01/01/13                                 991                 974
                                                                   ------------
                                                                        539,417
                                                                   ------------
Total Corporate Bonds and Notes                                       2,198,169
(Cost $2,190,755)                                                  ============


-----------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS 7.4%
-----------------------------------------------------------------------------
U.S. Treasury Bonds
   12.375% due 05/15/04 (b)                           1,000               1,303
   13.875% due 05/15/11                                 210                 305
   11.250% due 02/15/15                             648,800             912,173
   10.625% due 08/15/15                                 400                 539
U.S. Treasury Notes
   6.000% due 09/30/98                               48,600              48,387
   6.750% due 06/30/99                                  500                 503
   7.750% due 11/30/99                                2,000               2,057
   8.500% due 02/15/00                                  900                 944
   6.750% due 04/30/00                                2,800               2,810
   6.250% due 05/31/00                                  500                 495
   5.875% due 06/30/00                                  500                 489
   6.125% due 09/30/00                                  200                 197
   6.375% due 03/31/01                                  300                 296
   6.500% due 08/31/01                                  250                 248
   5.750% due 08/15/03                                1,350               1,274
   5.875% due 02/15/04                                2,850               2,696
   7.500% due 02/15/05                                  200                 207
   6.500% due 05/15/05                                1,000                 973
U.S. Treasury Strips
   0.000% due 05/15/03                                    9                   6
                                                                    -----------
Total U.S. Treasury Obligations                                         975,902
(Cost $1,010,545)                                                   ===========

[34] See accompanying notes

                                                  Principal
                                                     Amount               Value
                                           ($ in thousands)    ($ in thousands)
--------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCIES 1.2%
--------------------------------------------------------------------------------

A.I.D. Housing Guarantee - Peru
   9.980% due 08/01/08                           $    1,265          $    1,367
Federal Farm Credit Bank
   7.240% due 06/21/06                                2,500               2,496
Federal Home Loan Bank
   6.520% due 04/24/97                                  250                 250
   9.200% due 08/25/97                                  150                 152
   6.320% due 12/04/97                                1,500               1,504
   6.560% due 04/04/01                                  100                  99
Federal Home Loan Mortgage Corp.
   6.610% due 08/07/00                                1,000                 993
   6.565% due 11/04/02                                2,000               1,953
   6.170% due 12/11/02                                2,000               1,920
   7.900% due 04/27/05                                  300                 299
   7.250% due 06/08/05                                   30                  29
   6.750% due 08/01/05                                2,400               2,353
   7.120% due 09/30/05                                  100                  97
   6.780% due 12/07/05                                  100                  95
   7.275% due 12/11/06                                3,000               2,910
Federal National Mortgage Assn.
   0.000% due 04/10/97                                  869                 868
   8.700% due 06/10/99                                   30                  31
   9.050% due 04/10/00                                  255                 271
   5.880% due 07/17/00                                1,200               1,172
   6.110% due 09/20/00                                   40                  39
   8.500% due 02/01/05                                  150                 155
   7.375% due 03/28/05                                   40                  41
   7.000% due 12/05/05                                  250                 241
   7.040% due 12/09/05                                  100                  98
   7.150% due 03/09/11                                2,125               2,052
Government Trust Certificate - Greece
   8.000% due 05/15/98                                   67                  68
Government Trust Certificate - Israel
   0.000% due 05/15/10                                7,300               2,824
Student Loan Marketing Assn.
   5.540% due 02/17/98 (d)                              100                 100
   7.000% due 03/03/98                                   30                  30
   6.612% due 02/20/00 (d)                          134,700             133,287
   7.500% due 03/08/00                                   30                  31
   7.200% due 11/09/00                                   35                  36
Tennessee Valley Authority
   0.000% due 05/15/97 (i)                            1,242               1,234
   0.000% due 04/15/42 (i)                              855                 259
                                                                     ----------
Total U.S. Government Agencies                                          159,354
(Cost $160,926)                                                      ==========

--------------------------------------------------------------------------------
MORTGAGE-BACKED SECURITIES 55.9%
--------------------------------------------------------------------------------

Federal Home Loan Mortgage Corporation 5.7%
   5.000% due 07/15/02                                2,072               2,067
   5.250% due 12/01/98                                   19                  18
   5.500% due 07/01/00-03/01/10 (g)                      99                  98
   6.000% due 12/01/98-01/01/01 (g)                     816                 799
   6.000% due 01/01/11-04/01/16 (g)                     659                 616
   6.000% due 01/01/25-04/01/26 (g)                   3,968               3,589
   6.375% due 04/01/17 (d)                               71                  73
   6.500% due 04/01/08-03/01/11 (g)                   1,412               1,368
   6.500% due 09/01/25-05/13/27 (g)                 287,638             267,895
   6.775% due 11/01/03                                   70                  69
   7.000% due 05/01/00-12/01/07 (g)                   2,250               2,255
   7.000% due 06/01/10-01/01/14 (g)                   1,639               1,612
   7.000% due 11/01/25-03/01/26 (g)                   1,148               1,103
   7.125% due 06/01/17 (d)                               43                  45
   7.283% due 07/01/23 (d)                            4,857               4,975
   7.339% due 05/01/23 (d)                            3,430               3,559
   7.424% due 07/01/22 (d)                            2,994               3,107
   7.500% due 05/01/99-05/01/08 (g)                     662                 662
   7.500% due 05/01/11-02/01/17 (g)                   2,693               2,697
   7.500% due 04/01/23-01/01/27 (g)                  13,819              13,688
   7.517% due 06/01/24 (d)                           23,019              23,904
   7.518% due 09/01/23 (d)                           39,252              40,332
   7.591% due 08/01/23 (d)                           22,587              23,322
   7.612% due 07/01/23 (d)                            1,821               1,876
   7.625% due 01/01/19 (d)                               21                  21
   7.641% due 04/01/24 (d)                            4,235               4,400
   7.645% due 05/01/23 (d)                            6,771               7,034
   7.673% due 09/01/23 (d)                            4,537               4,652
   7.710% due 06/21/04                                  400                 403
   7.719% due 04/01/23 (d)                            1,464               1,521
   7.742% due 11/01/23 (d)                            6,271               6,525
   7.750% due 04/01/07                                   65                  65
   7.800% due 08/01/23 (d)                               36                  38
   7.820% due 04/01/24 (d)                           20,607              21,426
   7.838% due 08/01/23 (d)                            4,023               4,156
   7.842% due 06/01/28 (d)                            9,776              10,165
   7.870% due 06/01/24 (d)                            4,107               4,237
   7.879% due 11/01/23 (d)                            2,298               2,375
   7.882% due 08/01/24 (d)                            1,285               1,336
   7.884% due 04/01/24 (d)                            2,301               2,392
   7.889% due 11/01/23 (d)                            1,313               1,351
   7.894% due 07/01/24 (d)                            6,965               7,243
   7.906% due 08/01/23 (d)                            2,019               2,086
   7.973% due 09/01/23 (d)                            9,606               9,913
   7.992% due 04/01/29 (d)                            5,741               5,973
   8.016% due 10/01/23 (d)                            4,489               4,672
   8.021% due 10/01/23 (d)                            6,981               7,263
   8.025% due 11/01/23 (d)                            2,031               2,110
   8.028% due 10/01/23 (d)                            7,167               7,459
   8.041% due 10/01/23 (d)                            1,418               1,457
   8.045% due 01/01/24 (d)                            1,229               1,279
   8.070% due 10/01/23 (d)                            2,571               2,674
   8.097% due 09/01/23 (d)                            9,198               9,574
   8.104% due 01/01/24 (d)                            1,580               1,628
   8.000% due 10/01/07-05/01/17 (g)                   4,052               4,115
   8.000% due 03/01/25-06/01/26 (g)                  45,574              46,089
   8.250% due 08/01/07-12/01/09 (g)                     278                 285
   8.500% due 09/01/01-06/01/09 (g)                   1,305               1,347
   8.500% due 08/01/14-06/01/22 (g)                   1,030               1,065
   8.500% due 12/01/24-04/10/27 (g)                 146,263             150,383
   8.750% due 02/01/01-09/01/10 (g)                     671                 693
   9.000% due 01/01/02-08/01/11 (g)                   1,035               1,083
   9.000% due 06/01/12-05/01/17 (g)                     545                 573
   9.250% due 06/01/09-08/01/09 (g)                     154                 164
   9.500% due 08/01/01-12/01/05 (g)                   1,885               1,960
   9.500% due 03/01/16-06/01/21 (g)                   2,274               2,444
   0.000% due 06/01/04-12/01/05 (g)                   1,329               1,399
   0.250% due 04/01/09-05/01/09 (g)                   2,758               2,976
   1.000% due 12/01/99-11/01/09 (g)                      40                  45
   1.000% due 04/01/10-07/01/19 (g)                   1,453               1,612
   1.250% due 10/01/09-09/01/15 (g)                     212                 234
   1.500% due 03/01/00-05/01/00 (g)                      37                  39
   2.500% due 07/01/99                                    9                   9
   3.250% due 10/01/13                                   85                  99
   4.000% due 04/01/16                                   40                  46
   5.500% due 08/01/11-11/01/11 (g)                      25                  29
   6.250% due 05/01/11-11/01/11 (g)                      19                  22
                                                                     ----------
                                                                        751,868
                                                                     ==========

Federal Housing Administration 0.8%
   5.250% due 02/01/03                                  305                 287
   7.125% due 02/01/34                                4,511               4,296
   7.211% due 12/01/21                                3,760               3,754
   7.317% due 11/01/19                               12,253              11,923
   7.375% due 03/01/19-01/01/24 (g)                  17,825              17,193
   7.399% due 02/01/21                                2,776               2,558
   7.430% due 12/01/16-10/01/23 (g)                  66,697              64,814
   7.650% due 11/01/18                                  183                 175
   9.680% due 05/01/24                                1,665               1,793
                                                                     ----------
                                                                        106,793
                                                                     ==========

Federal National Mortgage Association 5.8%
   5.250% due 09/25/97                                    5                   5
   6.000% due 11/01/03-03/01/11 (g)                   4,920               4,785
   6.000% due 03/01/24                                2,445               2,222
   6.073% due 11/01/18 (d)                               51                  51
   6.083% due 09/01/24 (d)                            5,451               5,414
   6.085% due 11/01/23-05/01/29 (d)(g)               12,753              12,584
   6.086% due 10/01/27 (d)                              701                 692
   6.087% due 10/01/28 (d)                           64,162              63,304
   6.090% due 01/01/16-05/01/18 (d)(g)                2,058               2,045
   6.092% due 10/01/19-05/01/28 (d)(g)                5,002               4,937
   6.124% due 04/23/27                               17,350              17,111
   6.150% due 12/14/01                                  100                  97

                                                     See accompanying notes [35]

Total Return Fund

March 31, 1997                                    Principal
                                                     Amount               Value
                                           ($ in thousands)    ($ in thousands)
--------------------------------------------------------------------------------
   6.275% due 05/01/26 (d)                       $    7,685          $    7,947
   6.500% due 10/01/05-04/01/08 (g)                     471                 465
   6.500% due 12/01/25-03/01/26 (g)                  97,540              90,933
   6.750% due 08/01/03                                  836                 830
   6.834% due 07/01/03                                   70                  68
   6.900% due 05/25/23                                  125                  97
   6.902% due 11/01/25 (d)                           17,363              17,653
   6.950% due 03/25/26                                  200                 196
   7.000% due 05/25/99-03/01/08 (g)                   2,876               2,859
   7.000% due 01/01/10-12/25/19 (g)                   3,257               3,232
   7.000% due 01/25/20-11/01/26 (g)                  39,687              37,690
   7.250% due 05/01/02-01/01/23 (g)                  11,724              11,427
   7.067% due 09/01/22 (d)                            4,011               4,081
   7.267% due 09/01/25 (d)                            8,980               9,116
   7.279% due 09/01/22 (d)                            4,652               4,748
   7.321% due 06/01/24 (d)                           17,184              17,818
   7.440% due 03/01/26 (d)                           25,563              26,670
   7.451% due 11/01/25 (d)                            7,156               7,371
   7.457% due 05/01/24 (d)                            7,949               8,323
   7.465% due 07/01/24 (d)                           30,722              31,832
   7.500% due 08/01/03-01/01/11 (g)                   7,979               8,046
   7.500% due 07/01/16-09/01/25 (g)                 102,319             101,291
   7.601% due 02/01/26 (d)                            3,183               3,309
   7.615% due 01/01/26 (d)                            7,314               7,600
   7.690% due 01/01/24 (d)                            1,741               1,817
   7.728% due 03/01/25 (d)                           14,183              14,573
   7.736% due 11/01/25 (d)                           10,023              10,299
   7.737% due 09/01/24 (d)                            5,199               5,387
   7.750% due 06/01/09                                  245                 245
   7.764% due 06/01/24 (d)                            3,809               3,985
   7.781% due 03/01/33 (d)                           40,264              41,492
   7.823% due 08/01/23 (d)                            3,453               3,609
   7.825% due 10/01/23 (d)                           11,290              11,746
   7.828% due 01/01/24 (d)                            1,888               1,963
   7.889% due 12/01/23 (d)                            3,283               3,403
   7.921% due 11/01/23-01/01/24 (d)(g)                3,960               4,124
   7.939% due 12/01/24 (d)                            5,204               5,470
   7.976% due 01/01/24 (d)                            8,201               8,540
   7.990% due 10/01/23 (d)                            1,291               1,348
   7.998% due 12/01/23 (d)                           10,661              11,138
   8.000% due 09/01/01-02/01/09 (g)                   4,194               4,286
   8.000% due 04/01/18-12/01/26 (g)                  32,105              31,888
   8.018% due 09/01/23 (d)                            8,546               8,875
   8.075% due 11/01/23 (d)                            1,997               2,068
   8.099% due 12/01/23 (d)                            5,488               5,706
   8.250% due 10/01/08-02/01/17 (g)                   1,136               1,165
   8.500% due 07/01/99-06/01/09 (g)                   5,530               5,708
   8.500% due 12/01/09-09/01/18 (g)                   1,792               1,864
   8.500% due 10/01/21-05/01/25 (g)                  47,134              48,426
   8.750% due 01/25/07                                  796                 800
   9.000% due 01/01/99-11/01/06 (g)                   2,561               2,665
   9.500% due 05/01/15-07/01/22 (g)                     746                 793
   9.750% due 11/01/08                                   93                 100
   10.500% due 12/01/16-04/01/22 (g)                  1,277               1,391
   12.000% due 05/01/16                                  26                  29
   13.000% due 09/01/13                                  72                  83
   13.250% due 09/01/11                                  25                  28
   14.500% due 11/01/11-01/01/13 (g)                     85                 100
   14.750% due 08/01/12-11/01/12 (g)                    396                 459
   15.500% due 10/01/12-12/01/12 (g)                     42                  51
   15.750% due 12/01/11-08/01/12 (g)                    217                 253
   16.000% due 09/01/12                                 260                 324
                                                                     ----------
                                                                        763,050
                                                                     ==========
Government National Mortgage Association 26.2%
   5.000% due 01/20/24-05/20/24 (d)(g)               95,776              97,568
   5.500% due 01/20/26-02/20/26 (d)(g)               34,781              35,137
   5.650% due 10/15/12                                   14                  12
   6.000% due 10/15/08                                  305                 290
   6.000% due 10/15/23-11/20/26 (g)                 227,794             208,856
   6.000% due 07/20/26-09/20/26 (d)(g)               24,435              24,284
   6.500% due 10/15/08                                  276                 269
   6.500% due 03/20/22-02/20/26 (d)(g)              102,157             104,024
   6.500% due 12/15/23-04/17/27 (g)               1,154,056           1,074,992
   6.875% due 12/20/22-12/20/25 (d)(g)              309,038             315,145
   7.000% due 08/20/25-05/20/26 (d)(g)               37,887              38,566
   7.000% due 10/15/08-05/19/27 (g)                 396,792             380,036
   7.125% due 06/20/21-08/20/25 (d)(g)              936,430             958,868
   7.500% due 08/15/05-12/15/09 (g)                   3,853               3,892
   7.500% due 02/15/22-07/15/26 (g)                  35,622              35,193
   7.625% due 04/20/23 (d)                            1,050               1,082
   8.000% due 08/15/05-09/15/08 (g)                   1,407               1,445
   8.000% due 06/15/16-12/15/25 (g)                  60,131              61,063
   8.000% due 06/15/26-04/17/27 (g)                   8,293               8,337
   8.250% due 08/15/04-07/15/08 (g)                     737                 764
   8.500% due 06/15/01-07/15/08 (g)                     319                 331
   8.500% due 08/15/16-11/15/25 (g)                  32,411              33,380
   8.500% due 12/15/26-07/21/27 (g)                  44,694              45,568
   8.750% due 03/15/07-07/15/07 (g)                     192                 200
   9.000% due 09/15/01-05/15/09 (g)                   1,011               1,059
   9.000% due 05/15/16-07/20/22 (g)                   8,666               9,209
   9.250% due 10/15/01-03/15/06 (g)                     576                 599
   9.500% due 04/15/01-11/15/09 (g)                     614                 652
   9.500% due 04/15/16-08/15/23 (g)                   9,476              10,253
   9.750% due 08/15/97-07/15/04 (g)                     297                 312
   9.750% due 09/15/17-01/15/21 (g)                     146                 158
   10.000% due 06/20/01-11/15/09 (g)                    198                 212
   10.000% due 01/15/15-03/20/20 (g)                  5,871               6,470
   10.250% due 10/15/98-05/15/01 (g)                    277                 285
   10.500% due 06/15/04                                 162                 174
   10.750% due 08/15/98-09/15/98 (g)                     26                  26
   11.000% due 05/15/04-06/15/13 (g)                    111                 120
   11.250% due 03/15/01                                  11                  11
   11.250% due 12/20/15                                  72                  80
   11.500% due 04/15/13-05/15/13 (g)                     17                  19
   12.000% due 03/20/99-02/15/00 (g)                     14                  15
   12.000% due 01/15/13-03/15/15 (g)                    104                 117
   12.500% due 01/15/11                                   1                   2
   13.000% due 12/15/12-10/15/14 (g)                     77                  90
   13.250% due 10/20/14                                  48                  54
   13.500% due 11/15/12-12/15/12 (g)                     16                  19
   14.500% due 09/15/12                                  31                  37
   15.000% due 09/15/12-10/15/12 (g)                     21                  25
   16.000% due 01/15/12-04/15/12 (g)                     14                  17
   17.000% due 11/15/11-12/15/11 (g)                    136                 166
                                                                     ----------
                                                                      3,459,483
                                                                     ==========
Collateralized Mortgage Obligations 15.2%
AFC Home Equity Loan Trust
   7.348% due 10/25/26 (d)                           17,045              17,194
   6.550% due 01/25/27                               15,584              15,563
American Southwest Financial
   12.250% due 11/01/14                                  82                  92
   12.500% due 04/01/15                                 941               1,046
   12.000% due 05/01/15                               1,500               1,683
   11.400% due 09/01/15                               1,231               1,285
Bear Stearns
   9.200% due 11/01/18                                   52                  53
   9.500% due 06/25/23                                1,376               1,405
   6.406% due 10/25/23 (d)                           10,144              10,061
   10.000% due 08/25/24                              15,018              16,828
   7.000% due 03/25/27                                7,000               6,459
Capstead
   8.400% due 01/25/21                                5,063               5,076
   8.750% due 07/25/21                               10,000               9,806
Centex Acceptance Corp.
   11.000% due 11/01/15                                 322                 340
Chase Mortgage Financial Corp.
   8.250% due 10/25/10                                4,794               4,831
   9.500% due 04/25/24                                1,316               1,321
   8.000% due 06/25/24                                  310                 312
   7.500% due 10/25/24                                   68                  68
Citicorp Mortgage
   8.500% due 04/01/17                                  357                 356
   8.000% due 07/25/18                                  116                 117
   9.500% due 01/01/19                                4,365               4,410
   9.500% due 09/25/19                                  250                 250
   9.500% due 09/25/20                                1,885               1,933
   7.750% due 04/25/21                                  369                 367
   6.000% due 08/25/21                                  584                 575
   7.463% due 10/25/22 (d)                           27,777              28,402
CMC Securities Corp.
   7.067% due 09/25/23 (d)                           18,984              19,227
   7.627% due 04/25/25 (d)                              620                 630

[36] See accompanying notes

                                                 Principal
                                                    Amount                Value
                                          ($ in thousands)     ($ in thousands)
--------------------------------------------------------------------------------

CMO Trust
  10.200% due 02/01/16                     $            777    $            821
   8.000% due 01/01/17                                  326                 327
   8.000% due 09/20/21                                7,531               7,522
Collateralized Mortgage Securities Corp.
  11.875% due 04/01/15                                2,075               2,213
  11.450% due 09/01/15                                   68                  73
  11.450% due 11/01/15                                  392                 394
   8.750% due 04/20/19                                1,213               1,258
Countrywide
   7.634% due 07/25/24 (d)                           19,026              19,240
Donaldson, Lufkin & Jenrette
   7.393% due 08/01/21 (d)                            8,567               8,586
   7.928% due 12/25/22 (d)                            6,966               7,149
   7.708% due 03/25/24 (d)                            2,529               2,596
   6.500% due 04/25/24                                   35                  35
   7.835% due 05/25/24 (d)                              549                 559
Drexel Mortgage Funding
   9.500% due 11/20/17                                2,242               2,326
   8.600% due 03/01/18                                  925                 935
   9.500% due 08/01/19                                   29                  30
FBC Mortgage Securities Trust
   6.025% due 01/25/17 (d)                                2                   2
Federal Home Loan Mortgage Corp.
   6.500% due 07/15/02                                4,361               4,370
   4.750% due 10/15/02 (d)                              380                 378
   5.000% due 03/15/03                                5,203               5,190
   5.250% due 03/15/03                                8,845               8,829
   5.000% due 04/15/03                                5,092               5,077
   7.000% due 10/15/03                                6,458               6,473
   5.450% due 03/15/04                               15,329              15,248
   8.750% due 10/15/05                                   31                  31
  10.750% due 11/30/05                                1,013               1,045
   6.500% due 07/15/06                                1,075               1,029
   6.500% due 08/15/06                                  710                 695
   6.500% due 05/05/08                                1,000                 957
   9.000% due 09/15/08                                   43                  44
  10.250% due 03/15/09                                   28                  28
   5.000% due 02/15/11                                8,816               8,790
   5.500% due 11/15/11                                8,997               8,981
   4.875% due 12/15/11 (d)                            6,702               6,674
   5.150% due 12/25/11                               16,250              16,032
   4.750% due 03/15/12 (d)                              168                 168
   5.000% due 12/15/12                                2,943               2,937
   8.500% due 08/15/13                                2,000               2,093
   6.050% due 09/15/13                                6,803               6,781
   8.500% due 09/15/13                                5,941               6,158
   5.500% due 12/15/13                                4,320               4,307
  11.000% due 11/30/15                               10,392              11,275
   6.210% due 08/15/17                                  345                 340
   7.640% due 10/25/17 (d)                            9,099               9,215
   6.350% due 03/25/18                                  200                 194
   5.250% due 05/15/18                                1,685               1,643
   9.500% due 01/15/19                                  777                 789
   6.500% due 05/15/19                                  615                 597
   8.500% due 10/15/19                                1,028               1,040
   9.000% due 11/15/19                                4,130               4,191
  10.000% due 11/15/19                                  250                 267
   7.000% due 02/15/20                                1,901               1,902
   8.500% due 03/15/20                                2,233               2,262
   9.125% due 06/15/20                                3,621               3,717
   5.750% due 08/15/20                                  300                 283
   8.500% due 09/15/20                               19,792              20,202
   9.000% due 09/15/20                                  165                 171
   5.500% due 10/15/20                                  200                 178
   8.750% due 10/15/20                                  500                 512
   8.900% due 11/15/20                               28,865              29,577
   9.500% due 11/15/20                               11,947              12,507
   6.000% due 12/15/20                                  400                 371
   8.750% due 12/15/20                                1,265               1,296
   9.000% due 12/15/20                                7,023               7,329
   8.500% due 06/15/21                               49,579              50,746
   6.950% due 07/15/21                                  700                 670
   7.000% due 07/15/21                                4,000               3,899
   8.000% due 07/15/21                                8,905               8,827
   9.000% due 07/15/21                                3,967               4,192
   9.500% due 07/15/21                                6,418               6,630
   6.200% due 08/15/21                                1,500               1,457
   6.950% due 08/15/21                                  185                 175
   8.000% due 08/15/21                               23,472              23,333
   6.500% due 09/15/21                                2,500               2,383
   9.000% due 11/15/21                                1,099               1,111
   8.000% due 12/15/21                               13,831              13,773
   6.850% due 01/15/22                                  700                 669
   8.250% due 06/15/22                                5,000               5,072
   7.000% due 07/15/22                                  416                 349
   8.500% due 10/15/22                               18,125              18,623
   7.000% due 07/15/23                                  212                 174
   7.170% due 10/25/23 (d)                           35,068              36,275
   6.500% due 02/15/24                                   64                  61
   8.000% due 09/15/24                               16,250              16,594
   7.404% due 10/01/26 (d)                           10,591              10,990
Federal National Mortgage Assn.
   9.100% due 02/25/02                                7,268               7,337
   5.000% due 02/25/03                                9,851               9,812
   5.500% due 12/25/03                                5,000               4,976
   5.750% due 12/25/03                                  175                 174
   5.650% due 04/25/05                                  200                 195
   6.000% due 07/25/07                                  300                 286
   6.250% due 07/25/07                                  100                  97
   7.818% due 08/25/07 (d)                              126                 100
   7.000% due 02/25/08                                1,095               1,031
  10.500% due 08/25/08                                7,146               8,293
   6.750% due 11/25/10                                1,275               1,227
   5.000% due 05/25/12                               20,270              20,181
   4.900% due 12/25/12 (d)                            5,250               5,224
   6.400% due 09/25/14                                  773                 767
   8.500% due 10/25/14                                   50                  50
  10.000% due 12/25/14                                1,512               1,560
   7.000% due 04/25/15                                2,328               2,331
   6.000% due 11/25/15                               19,900              19,804
   7.500% due 08/25/16                                2,071               2,071
   9.670% due 01/25/17                                  690                 708
   9.200% due 12/25/17                                1,609               1,652
   9.300% due 05/25/18                                2,282               2,391
   6.206% due 06/25/18 (d)                               10                  10
   9.500% due 06/25/18                                1,143               1,205
   5.500% due 07/25/18                                  220                 214
   8.500% due 07/25/18                                  217                 217
   7.000% due 08/25/18                               15,375              15,365
   7.750% due 10/25/18                                  808                 809
   9.500% due 11/25/18                               12,838              13,835
   6.625% due 06/25/19                                   47                  47
   9.500% due 06/25/19                                4,623               4,865
   8.000% due 10/25/19                               18,238              18,432
   7.500% due 12/25/19                                  200                 198
   9.000% due 12/25/19                               19,392              19,907
   7.500% due 05/25/20                                8,000               7,954
   8.000% due 07/25/20                                  182                 184
   9.000% due 09/25/20                                7,164               7,474
   8.000% due 12/25/20                               20,210              20,412
   8.750% due 01/25/21                               10,140              10,349
   7.500% due 02/25/21                               19,017              18,993
   7.500% due 03/25/21                               20,919              20,429
   7.250% due 04/25/21                                8,960               8,612
   7.500% due 06/25/21                                  320                 320
   8.000% due 07/25/21                               26,239              26,075
   8.500% due 09/25/21                               15,822              16,099
   8.000% due 10/25/21                               22,430              22,362
   6.000% due 12/25/21                                  200                 188
   8.000% due 01/25/22                               21,700              21,797
   8.000% due 03/25/22                                  565                 566
   7.000% due 04/25/22                               17,091              15,690
   7.000% due 07/25/22                                9,217               8,739
   8.000% due 07/25/22                               24,518              23,514
   6.500% due 10/25/22                                3,226               2,563
   7.800% due 10/25/22                                5,235               5,057
   7.000% due 06/25/23                                3,808               2,970
   6.000% due 08/25/23                                5,137               4,503
   6.500% due 08/25/23                                  242                 231
   6.750% due 10/25/23                                  472                 382
   6.500% due 11/25/23                                  170                 152

                                                     See accompanying notes [37]

Total Return Fund
March 31, 1997

                                                  Principal
                                                     Amount                Value
                                           ($ in thousands)     ($ in thousands)
--------------------------------------------------------------------------------

First Boston Corp.
   8.000% due 12/01/00                      $           112      $           111
   9.450% due 08/20/17                                   51                   51
   7.500% due 04/25/21                                  535                  534
First Commonwealth Savings & Loan
   10.375% due 04/01/05                                  23                   24
General Electric Capital Mortgage
   8.000% due 07/25/23                               12,979               12,970
   6.500% due 09/25/23                                   45                   37
   6.500% due 12/25/23                                2,132                2,122
   6.500% due 02/25/24                                   28                   27
   6.500% due 03/25/24                               12,048                9,881
   8.000% due 06/25/25                               14,336               14,477
Glendale Federal Savings & Loan
   7.264% due 03/01/28 (d)                           11,450               11,575
Greenwich
   7.196% due 04/25/22 (d)                            3,078                3,100
   7.081% due 07/25/22 (d)                           14,364               14,526
   7.076% due 10/25/22 (d)                              391                  393
   7.193% due 04/25/23 (d)                            4,775                4,841
   7.657% due 04/25/24 (d)                            7,203                7,279
   8.190% due 06/25/24 (d)                           10,356               10,540
   8.570% due 08/25/24 (d)                           14,333               14,588
   8.652% due 11/25/24 (d)                            6,593                6,706
Imperial CMB Trust
   6.008% due 09/25/26 (d)                           46,161               46,147
Independent National Mortgage Corp.
   9.000% due 12/25/19                                8,389                8,427
   6.650% due 10/25/24                                2,723                2,412
   7.946% due 11/25/24 (d)                           15,309               15,697
   7.069% due 07/25/25 (d)                           41,664               42,341
   7.740% due 07/25/25 (d)                           46,783               47,719
International Mortgage Acceptance Corp.
   12.250% due 03/01/14                                 695                  755
J.P. Morgan & Co.
   9.000% due 10/20/20                               12,978               13,602
Kidder Peabody
   8.390% due 05/20/18                                  493                  499
   8.043% due 03/25/24 (d)                           27,801               28,218
   8.010% due 09/25/24 (d)                           20,000               20,306
Marine Midland
   8.000% due 04/25/23                                   95                   96
   8.000% due 10/25/23                                  350                  350
Merrill Lynch Mortgage
   9.470% due 04/27/18                                   23                   23
   6.890% due 06/15/21 (d)                           10,320               10,268
   7.153% due 06/15/21 (d)                            9,686                9,710
   8.210% due 06/15/21                                2,163                2,187
   8.093% due 06/25/22 (d)                           12,336               12,382
Morgan Stanley Mortgage
   8.150% due 07/20/21                                   17                   17
Nomura Asset Securities Corp.
   7.922% due 05/25/24 (d)                           15,854               16,161
Norwest Mortgage
   12.500% due 02/01/14                               1,103                1,178
   12.250% due 04/01/14                                 132                  140
PaineWebber Mortgage
   6.000% due 04/25/09 (d)                           11,951               10,545
   7.000% due 02/25/24                                1,953                1,953
Prudential Bache
   6.071% due 09/01/18 (d)                              620                  614
   9.000% due 01/01/19                                  540                  545
   8.400% due 03/20/21                                4,957                5,043
Prudential Home
   7.000% due 04/25/99                                  117                  117
   8.000% due 06/25/22                               19,408               18,875
   6.900% due 03/25/23                                  914                  911
   7.000% due 04/25/23                                5,203                5,187
   8.447% due 11/25/23 (d)                           16,599               17,035
   6.000% due 05/25/24                                   33                   33
   7.750% due 10/25/24                                8,000                8,080
   7.500% due 06/25/25                               11,716               11,766
PSB Financial Corp.
   11.050% due 12/01/15                              1,280                1,362
Residential Asset Securities Corp.
   8.000% due 10/25/24                               17,816               17,753
   5.675% due 10/25/27 (d)                           22,041               22,061
Residential Funding
   8.081% due 02/25/07                                  139                  140
   7.000% due 08/25/08                               22,202               22,007
   6.500% due 09/25/08                                7,000                6,328
   8.500% due 05/25/17                                  195                  198
   9.000% due 01/01/20                                1,837                1,878
   8.000% due 01/25/23                               10,000               10,017
   7.250% due 07/25/23                                  115                  115
   10.000% due 09/25/23                               2,510                2,675
   7.750% due 07/25/24                                   14                   15
   7.500% due 09/25/25                               18,183               17,490
Resolution Trust Corp.
   5.967% due 01/25/21 (d)                            1,350                1,295
   8.718% due 08/25/21                                8,000                8,220
   8.719% due 08/25/21                                  154                  154
   8.722% due 08/25/21 (d)                           13,329               13,376
   6.105% due 10/25/21 (d)                              500                  492
   8.139% due 10/25/21 (d)                              344                  347
   8.625% due 10/25/21                                  300                  304
   7.478% due 01/25/22 (d)                            3,605                3,669
   7.742% due 03/25/22 (d)                            6,691                6,747
   8.517% due 05/25/22 (d)                            3,793                3,854
   6.888% due 06/25/23 (d)                            7,872                7,900
   7.500% due 08/25/23                                  421                  421
   9.450% due 05/25/24                               19,693               20,090
   10.648% due 05/25/24 (d)                           5,368                5,464
   8.150% due 06/25/24                                   30                   30
   6.438% due 07/25/24 (d)                            4,963                4,977
   7.100% due 12/25/24                                1,500                1,481
   7.750% due 03/25/25                                5,000                5,024
   8.750% due 05/25/26                                   59                   60
   7.361% due 07/25/28 (d)                           14,000               14,180
Ryan Mortgage Acceptance Corp.
   9.450% due 10/01/16                                  209                  218
Ryland Acceptance Corp.
   8.650% due 05/15/00                                4,743                4,706
   7.065% due 03/25/22 (d)                            6,326                6,344
   7.516% due 07/25/22 (d)                           42,000               42,643
   8.068% due 08/25/22 (d)                            4,751                4,838
   8.000% due 09/25/22                                5,147                5,166
   8.200% due 09/25/22                                  100                  103
   7.360% due 08/25/29 (d)                           11,067               11,236
   6.868% due 10/25/31 (d)                           17,783               17,789
   14.000% due 11/25/31                               2,343                2,594
Ryland Mortgage Securities Corp.
   7.500% due 08/25/24                                   93                   94
Salomon Mortgage
   7.331% due 11/25/22 (d)                            2,032                2,048
   8.267% due 07/01/24 (d)                           20,933               21,463
   7.000% due 07/25/24                                    5                    5
Santa Barbara Savings
   9.500% due 11/20/18                                6,110                6,141
Saxon Mortgage
   7.701% due 09/25/22 (d)                            4,286                4,340
   7.721% due 08/25/23 (d)                           61,854               62,801
   8.172% due 09/25/24 (d)                           16,052               16,629
Sears Mortgage
   6.763% due 06/25/22 (d)                            1,222                1,223
   7.098% due 09/25/22 (d)                            4,359                4,428
   8.650% due 05/25/32 (d)                           18,527               18,718
Structured Asset Securities Corp.
   5.944% due 02/25/28                               24,500               23,421
UBS Mortgage
   9.000% due 11/27/19                                   59                   59
Vendee Mortgage
   7.000% due 02/15/00                                6,231                6,232
   7.750% due 03/15/16                                  600                  600
   7.750% due 05/15/18                                  550                  542
Western Federal Savings & Loan
   6.973% due 06/25/21 (d)                           13,594               13,726
                                                                 ---------------
                                                                       1,994,270
                                                                 ===============
Other Mortgage-Backed Securities 2.0%
Bank of America
   8.375% due 05/01/07                                    4                    4
   9.000% due 03/01/08                                  111                  110


[38] See accompanying notes

                                                            Principal
                                                               Amount      Value
                                                                ($ in      ($ in
                                                           thousands) thousands)
--------------------------------------------------------------------------------
Daiwa Mortgage
   7.438% due 09/25/06 (d)                                   $  2,110  $  2,126
First Interstate Bancorp
   9.125% due 01/01/09                                             20        21
General Electric Credit Corp.
   8.000% due 03/01/02                                            158       161
Georgia Federal Mortgage
  10.500% due 11/01/14                                          2,306     2,386
German American Capital Corp.
   8.360% due 09/30/02                                          4,944     5,003
   6.611% due 07/01/18 (d)                                      9,940     9,800
Great Western Savings & Loan
   5.940% due 09/25/17 (d)                                        238       230
Guardian
   6.823% due 12/25/18 (d)                                        632       543
Home Savings of America
   5.770% due 05/25/27 (d)                                      4,451     4,284
Imperial Savings & Loan
  10.000% due 09/01/16                                            330       346
   8.240% due 01/25/17                                            133       133
   9.014% due 07/25/17                                            484       486
LTC Commercial Corp.
   7.100% due 11/28/12                                          4,647     4,653
MDC Mortgage Funding
   8.568% due 01/25/25 (d)                                      5,654     5,760
Mellon Financial Co.
  13.250% due 01/15/99                                            267       284
Merrill Lynch Mortgage
   9.250% due 12/15/09                                             55        57
Mid-State Trust
   8.330% due 04/01/30                                         35,683    36,793
OSCC Home Equity
   6.950% due 05/15/07                                            139       138
PaineWebber Mortgage
   8.249% due 11/25/23 (d)                                      1,630     1,661
Resolution Trust Corp.
   7.767% due 02/25/20 (d)                                        365       363
   6.994% due 09/25/20 (d)                                     16,710       167
   8.454% due 06/25/21 (d)                                      9,581     9,611
   7.570% due 09/25/21 (d)                                      5,569     5,587
   6.750% due 10/25/21 (d)                                      1,423     1,432
   7.261% due 10/25/28 (d)                                     34,188    34,818
   7.343% due 10/25/28 (d)                                     17,540    17,743
   7.500% due 10/25/28                                          2,398     2,389
   7.113% due 05/25/29 (d)                                      6,484     6,591
   7.602% due 05/25/29 (d)                                      8,252     8,064
   7.807% due 05/25/29 (d)                                      7,638     7,655
Rural Housing
   3.330% due 10/01/28                                            609       554
Ryland Acceptance Corp.
   9.000% due 12/01/16                                          1,046     1,078
  11.500% due 12/25/16                                            262       285
   7.580% due 11/28/22 (d)                                      7,000     7,125
   7.837% due 09/25/23 (d)                                     16,142    16,400
Salomon Mortgage
  11.500% due 09/01/15                                          2,099     2,258
Saxon Mortgage
   7.789% due 12/25/22 (d)                                     16,894    17,037
Sears Mortgage
  12.000% due 02/25/14                                          1,604     1,746
   8.000% due 03/25/22                                          2,447     2,449
Securitized Asset Sales, Inc.
   7.423% due 10/25/22 (d)                                      6,965     6,858
   7.462% due 10/25/23 (d)                                      9,553     9,681
   7.986% due 12/26/23 (d)                                      9,400     9,550
USGI Capital
   8.500% due 11/25/07                                         12,602    12,527
Western Federal Savings & Loan
   6.624% due 11/25/18 (d)                                        422       417
   6.674% due 03/25/19 (d)                                      3,089     3,081
                                                                       --------
                                                                        260,445
                                                                       ========

Stripped Mortgage-Backed Securities 0.2%
Federal Home Loan Mortgage Corp. (IO)
   6.500% due 12/15/02                                             58         1
  10.038% due 09/15/05                                             59         7
   6.500% due 11/15/06                                          4,116       379
   6.500% due 03/15/07                                          8,669       635
   5.750% due 09/15/07 (d)                                     16,924     1,339
   5.428% due 02/15/08 (d)                                      1,137       106
  11.651% due 01/15/16                                             72         8
   6.500% due 08/15/16                                          8,596       589
   7.000% due 04/15/18                                          6,485       571
   9.993% due 11/15/18                                            300        57
   8.845% due 01/15/21                                            601       132
   9.000% due 05/15/22                                            298        82
Federal Home Loan Mortgage Corp. (PO)
   0.000% due 06/15/21                                          7,930     7,217
Federal National Mortgage Assn. (IO)
  33.862% due 04/25/02                                             35         1
   6.750% due 09/25/04                                            178        12
   7.000% due 06/25/05                                             48         1
  10.458% due 07/25/05 (d)                                      1,798       229
   6.500% due 07/25/06                                         10,985       889
   6.500% due 02/25/07                                          8,046       774
   6.500% due 07/25/07                                          2,321       207
   6.500% due 09/25/07                                         12,701     1,113
   6.500% due 10/25/07                                          3,856       373
   0.100% due 03/25/09 (d)                                     65,671     1,486
   7.000% due 05/25/12                                            636        10
   7.000% due 08/25/15                                          7,052       554
   7.000% due 08/25/16                                          1,828       146
   6.500% due 08/25/20                                          2,666       674
  10.070% due 01/25/21                                            201        59
   9.032% due 08/25/21                                          3,022       719
   0.950% due 11/25/21 (d)                                     67,555     1,198
   6.500% due 01/25/23                                          8,935     1,266
Federal National Mortgage Assn. (PO)
   0.000% due 09/01/07                                          1,512     1,076
   0.000% due 02/25/21                                          8,129     6,865
   0.000% due 06/25/22                                          4,808     4,045
   0.000% due 08/25/23                                            508       241
PaineWebber (IO)
  13.595% due 08/01/19                                            362       141
Vendee Mortgage (IO)
   0.542% due 06/15/23                                        236,741     5,497
                                                                      ---------
                                                                         38,699
                                                                      ---------
Total Mortgage-Backed Securities                                      7,374,608
(Cost $7,426,376)                                                     =========


--------------------------------------------------------------------------------
Asset-Backed Securities 2.3%
--------------------------------------------------------------------------------

American Airlines Equipment Trust
  10.210% due 01/01/10                                          6,500     7,628
Associates Manufactured Housing
   7.000% due 03/15/27                                            900       900
Copelco Capital Funding Corp.
   6.340% due 07/20/04                                            105       105
CSXT Trade Receivables
   5.050% due 09/25/99                                            500       491
Delta Air Lines Equipment Trust
   9.230% due 07/02/02                                         15,392    15,988
  10.500% due 01/02/07                                          7,701     8,844
  10.570% due 01/02/07                                         15,881    19,206
   9.550% due 01/02/08                                          7,773     8,282
  10.140% due 08/14/12                                          1,000     1,144
  10.000% due 06/05/13                                         10,828    12,214
Discover Card Trust
   7.300% due 05/21/99                                             33        33
   5.797% due 10/16/13 (d)                                        400       407
EQCC Home Equity Loan Trust
   6.100% due 10/15/03                                         23,720    23,719
First Omni Bank
   6.650% due 09/15/03 (d)                                      1,500     1,491
Ford Motor Credit Corp.
   5.500% due 02/15/03                                          1,300     1,235
Green Tree Financial Group
   7.150% due 07/15/27                                          1,025     1,021
Green Tree Home Improvement Loan Trust
   6.100% due 01/15/28                                         22,960    22,946


                                                     See accompanying notes [39]

Total Return Fund
March 31, 1997


                                      Principal
                                         Amount                           Value
                                          ($ in                           ($ in
                                     thousands)                      thousands)
-------------------------------------------------------------------------------
IMC Home Equity Loan Trust
   7.443% due 07/25/26 (d)             $  2,298                        $  2,316
MBNA Master Credit Card Trust
   6.050% due 11/15/02                      245                             240
Money Store
   6.260% due 06/15/03                   30,258                          30,220
   6.230% due 12/15/08                   22,000                          21,973
NationsBank Auto Owner Trust
   6.375% due 07/15/00                    1,700                           1,701
NationsBank Corp.
   5.850% due 06/15/02                      716                             714
Newcourt Receivable Asset Trust
   6.240% due 12/20/04                       62                              62
Sears Credit Account Master Trust
   6.050% due 01/16/08                      500                             477
Standard Credit Card Master Trust
   6.750% due 06/07/00                      290                             292
   7.250% due 04/07/08                      300                             300
Student Loan Marketing Assn.
   5.815% due 04/25/04 (d)               36,672                          36,749
United Air Lines Equipment Trust
   9.200% due 03/22/08                    4,466                           4,690
   10.360% due 11/13/12                   7,000                           8,134
   10.020% due 03/22/14                   4,500                           5,080
   10.850% due 07/05/14                  34,111                          40,872
   10.125% due 03/22/15                  14,300                          16,323
   9.060% due 06/17/15                    5,000                           5,266
   9.210% due 01/21/17                    2,000                           2,137
                                                                       --------
Total Asset-Backed Securities                                           303,200
(Cost $298,467)                                                        ========

-------------------------------------------------------------------------------
SOVEREIGN ISSUES 4.8%
-------------------------------------------------------------------------------
Banco Nacional de Obra y Servicios
   6.875% due 10/01/98                   19,500                          19,305
Commonwealth of Canada
   5.270% due 04/08/97                      300                             300
   5.370% due 04/09/97                    9,200                           9,189
   5.410% due 04/15/97                   44,200                          44,107
   5.530% due 04/21/97                      500                             498
   5.520% due 04/28/97                   30,000                          29,876
   5.520% due 06/05/97                  122,500                         121,243
   5.310% due 06/09/97                    9,000                           8,902
Kingdom of Sweden
   5.360% due 06/02/97                    5,100                           5,050
   10.250% due 11/01/15                     500                             602
Province of British Columbia
   5.500% due 04/23/97                      400                             399
   5.530% due 04/29/97                   15,000                          14,935
   5.300% due 05/06/97                      100                              99
Province of Newfoundland
   9.000% due 06/01/19                      500                             570
Province of Nova Scotia
   9.375% due 07/15/02                    1,000                           1,096
Province of Ontario
   6.125% due 06/28/00                       50                              49
   7.750% due 06/04/02                      200                             207
   7.000% due 08/04/05                    1,000                             986
Province of Quebec
   7.500% due 07/15/02                    6,000                           6,067
Province of Saskatchewan
   9.125% due 02/15/21                    3,000                           3,440
Republic of Argentina
   5.500% due 09/01/97 (d)                  500                             499
   5.627% due 04/01/00 (d)               60,000                          27,600
   5.375% due 04/01/01 (d)               19,904                          19,017
   6.750% due 03/31/05 (d)              316,560                         282,925
United Mexican States
   7.625% due 08/06/01 (d)               38,000                          38,700
                                                                       --------
Total Sovereign Issues                                                  635,661
(Cost $596,471)                                                        ========


-------------------------------------------------------------------------------
FOREIGN CURRENCY-DENOMINATED ISSUES (c)(f) 3.0%
-------------------------------------------------------------------------------
City of Montreal
   11.500% due 09/20/00               C$  7,000                           5,919
Commonwealth of Canada
   8.500% due 03/01/00                 $103,860                        $ 81,232
   6.500% due 06/01/04                    1,000                             722
   4.250% due 12/01/26 (h)              145,404                         104,037
Commonwealth of New Zealand
   6.500% due 02/15/00                N$160,000                         107,377
   10.000% due 03/15/02                 107,500                          80,891
   8.000% due 04/15/04                    7,000                           4,868
Petroleos Mexicanos
   7.750% due 09/30/98                FF  5,000                             924
Reynolds R.J.
   6.875% due 11/22/00                DM  9,500                           5,905
                                                                       --------
Total Foreign Currency-Denominated Issues                               391,875
(Cost $395,737)                                                        ========

-------------------------------------------------------------------------------
OTC INTEREST RATE CAPS 0.0%
-------------------------------------------------------------------------------
3 Month Libor
   Strike @ 85.50 Exp. 06/16/97      $2,454,000                              61
                                                                       --------
Total OTC Interest Rate Caps                                                 61
(Cost $61)                                                             ========

-------------------------------------------------------------------------------
PURCHASED CME PUT OPTIONS 0.0%
-------------------------------------------------------------------------------
Eurodollar June Futures
   Strike @ 92.25 Exp. 06/16/97         500,000                              13
Eurodollar September Futures
   Strike @ 91.00 Exp. 09/15/97       2,000,000                              50
Eurodollar September Futures
   Strike @ 91.75 Exp. 09/15/97       8,650,000                             216
Eurodollar September Futures
   Strike @ 92.00 Exp. 09/15/97       1,000,000                              25
Eurodollar December Futures
   Strike @ 91.00 Exp. 12/15/97       1,800,000                              45
                                                                       --------
Total Purchased CME Put Options                                             349
(Cost $267)                                                            ========


-------------------------------------------------------------------------------
PURCHASED OTC CALL OPTIONS 0.0%
-------------------------------------------------------------------------------
U.S. Treasury Note
   6.250% due 05/31/00
   Strike @ 91.875 Exp. 05/08/97         55,500                           3,877
U.S. Treasury Note
   6.50% due 05/31/01
   Strike @ 92.44 Exp. 04/28/97          60,300                           4,041
                                                                       --------
Total Purchased OTC Call Options                                          7,918
(Cost $9,058)                                                          ========

-------------------------------------------------------------------------------
PREFERRED STOCK 0.1%
-------------------------------------------------------------------------------
                                        Shares

Banco Bilbao Vizcaya International      266,217                           7,587
California Federal Bank                  50,000                           5,650
Unocal Capital Trust                        402                              22
                                                                       --------
Total Preferred Stocks                                                   13,259
(Cost $12,586)                                                         ========

-------------------------------------------------------------------------------
SHORT-TERM INSTRUMENTS 14.5%
-------------------------------------------------------------------------------
                                      Principal
                                         Amount
                                        (000's)
Discount Notes 13.0%
Abbott Laboratories
   5.280% due 04/02/97                 $ 37,000                          36,995
   5.500% due 04/29/97                   58,900                          58,648
Ameritech Corp.
   5.290% due 04/03/97                    1,500                           1,500
   5.290% due 04/08/97                   35,000                          34,964
   5.280% due 04/11/97                   37,000                          36,946
   5.530% due 04/30/97                   21,000                          20,906
Australian Wheat Board
   5.310% due 04/04/97                      200                             200
Caisse d'Amortissement
   5.540% due 04/30/97                   18,000                          17,920


[40] See accompanying notes


                                                       Principal
                                                          Amount           Value
                                                ($ in thousands) ($ in thousands)
================================================================================
Canadian Wheat Board
    5.290% due 04/23/97                               $    7,000     $     6,977
    5.310% due 04/24/97                                    4,000           3,986
    5.270% due 05/08/97                                   10,800          10,742
Dow Jones, Inc.
    5.550% due 05/12/97                                      200             199
E.I. Du Pont de Nemours
    5.290% due 04/10/97                                    1,200           1,198
Electricite de France
    5.300% due 04/22/97                                    9,000           8,972
    5.300% due 04/28/97                                    1,400           1,394
    5.300% due 04/29/97                                      700             697
    5.500% due 04/29/97                                      300             299
Emerson Electric Co.
    5.490% due 05/05/97                                    1,000             995
Federal Farm Credit Bank
    5.240% due 05/21/97                                      100              99
Federal Home Loan Bank
    5.410% due 04/17/97                                    7,300           7,282
    5.430% due 05/08/97                                    1,300           1,293
Florida Power Corp.
    5.290% due 04/01/97                                    5,200           5,200
    5.550% due 04/22/97                                    8,000           7,974
Ford Motor Credit Corp.
    5.320% due 04/03/97                                    1,300           1,300
    5.310% due 04/07/97                                   43,000          42,962
    5.310% due 04/09/97                                   57,200          57,133
    5.280% due 04/22/97                                   53,100          52,936
    5.300% due 04/23/97                                    2,700           2,691
    5.290% due 04/24/97                                   36,300          36,177
    5.280% due 04/25/97                                   18,000          17,937
    5.550% due 05/02/97                                      500             498
    5.550% due 05/05/97                                    2,500           2,487
    5.550% due 05/21/97                                  150,000         148,844
Export Development Corp
    5.280% due 04/14/97                                   50,000          49,905
Federal Home Loan Mortgage Corp.
    5.170% due 04/10/97                                    6,000           5,992
    5.280% due 06/05/97                                      879             870
Federal National Mortgage Assn.
    5.240% due 04/08/97                                      600             599
    5.220% due 04/22/97                                    1,400           1,396
    5.470% due 05/02/97                                   24,000          23,887
    5.480% due 05/02/97                                   15,300          15,228
General Electric Capital Corp.
    5.300% due 04/09/97                                  150,000         149,823
    5.300% due 04/23/97                                   40,000          39,870
    5.310% due 04/23/97                                   46,300          46,150
    5.250% due 04/24/97                                   56,000          55,812
    5.340% due 04/28/97                                    3,900           3,884
    5.330% due 04/29/97                                      700             697
    5.550% due 05/05/97                                      500             497
    5.320% due 05/07/97                                    2,800           2,785
General Motors Acceptance Corp.
    5.260% due 04/02/97                                   40,000          39,994
    5.350% due 04/09/97                                   26,000          25,969
    5.350% due 04/10/97                                   13,000          12,983
    5.333% due 04/23/97                                   20,000          19,935
    5.580% due 05/07/97                                      400             398
KFW International Finance, Inc.
    5.500% due 04/04/97                                    1,700           1,699
    5.270% due 04/17/97                                    6,000           5,986
    5.250% due 04/25/97                                    1,000             997
    5.250% due 04/29/97                                      700             697
    5.550% due 04/29/97                                    9,500           9,459
    5.580% due 04/29/97                                   18,300          18,221
Kellogg Co.
    5.550% due 04/14/97                                   11,500          11,477
Kimberly-Clark Corp.
    5.500% due 04/01/97                                    1,900           1,900
Minnesota Mining & Manufacturing Co.
    5.280% due 04/02/97                                      679             679
Mobil Australia
    6.750% due 04/01/97                                   28,600          28,600
    5.320% due 04/30/97                                    6,800           6,771
    5.550% due 05/21/97                                   37,800          37,509
    5.420% due 06/18/97                                    5,100           5,037
National Rural Utilities Cooperative
    5.290% due 04/01/97                                    7,700           7,700
    5.300% due 04/03/97                                      800             800
    5.280% due 04/11/97                                    5,000           4,993
    5.290% due 04/18/97                                   20,000          19,950
    5.280% due 04/21/97                                   25,000          24,927
    5.330% due 04/29/97                                    2,000           1,992
    5.550% due 05/14/97                                    4,800           4,768
    5.550% due 05/15/97                                   65,000          64,559
    5.330% due 05/20/97                                   27,000          26,804
    5.330% due 05/22/97                                   50,000          49,622
    5.600% due 05/28/97                                    8,700           8,623
New Center Asset Trust
    6.700% due 04/01/97                                      900             900
    5.300% due 04/02/97                                      100             100
    5.270% due 04/09/97                                   40,300          40,253
    5.320% due 04/11/97                                    1,300           1,298
    5.520% due 04/25/97                                    2,600           2,590
    5.570% due 05/08/97                                      500             497
    5.570% due 06/24/97                                  176,500         174,163
Pitney Bowes Credit
    5.290% due 04/08/97                                    1,400           1,399
Queensland Treasury Corp.
    5.310% due 04/21/97                                      800             798
    5.320% due 04/21/97                                    1,000             997
    5.300% due 04/28/97                                      100             100
    5.320% due 04/28/97                                    3,100           3,088
Shell Oil Co.
    5.570% due 04/14/97                                   12,900          12,874
Western Australian Treasury Corp.
    5.250% due 05/20/97                                    1,000             993
    5.340% due 05/20/97                                      800             794
Wool International
    5.300% due 04/16/97                                    1,218           1,215
                                                                     -----------
                                                                     $ 1,710,854
                                                                     ===========

Repurchase Agreements 0.8%
Daiwa Securities America
    6.200% due 04/01/97                                   95,000          95,000
    (Dated 03/31/97. Collateralized by U.S. Treasury
    Note 6.500% 05/31/01 valued at $97,125,864.
    Repurchase proceeds are $95,016,361.)
State Street Bank
    5.000% due 04/01/97                                    4,357           4,357
    (Dated 03/31/97. Collateralized by U.S. Treasury
    Bond 7.250% 05/15/16 valued at $4,448,269.
    Repurchase proceeds are $4,357,605.)
                                                                     -----------
                                                                          99,357
                                                                     ===========

U.S. Treasury Bills 0.7%
    5.057% due 05/01/97-07/03/97 (b)(g)                   99,195          98,279
                                                                     -----------
Total Short-Term Instruments                                           1,908,490
(Cost $1,908,546)                                                    ===========

Total Investments (a) 105.8%                                         $13,968,846
(Cost $14,009,795)

Written Options (e) (0.2%)                                               (26,352)
(Premiums $30,218)

Other Assets and Liabilities (Net) (5.6%)                               (743,788)
                                                                     -----------
Net Assets 100.0%                                                    $13,198,706
                                                                     ===========

                                                    See accompanying notes  [41]

Total Return Fund
March 31, 1997

================================================================================
Notes to Schedule of Investments ($ in thousands):

(a) At March 31,1997, the net unrealized appreciation (depreciation) of investments based on cost for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value
over tax cost.                                                     $    135,961


Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax
cost over value.                                                       (147,615)
                                                                   ------------

Unrealized depreciation-net                                        $    (11,654)
                                                                   ============

(b) Securities with an aggregate market value of $99,582 have been segregated with the custodian to cover margin requirements for the following open future contracts at March 31,1997:


                                                                     Unrealized
                                                                  Appreciation/
Type                                              Contracts      (Depreciation)
-------------------------------------------------------------------------------
U.S. Municipal Bond (06/97)                             735       $       (789)
U.S. Treasury 5 Year Note (06/97)                     2,299             (2,227)
U.S. Treasury 10 Year Note (06/97)                   23,712            (36,570)
U.S. Treasury 30 Year Bond (06/97)                    4,751            (10,885)
Eurodollar June Futures (06/97)                       6,638              9,480
Eurodollar September Futures (09/97)                    430               (460)
Eurodollar December Futures (12/97)                     500               (521)
                                                                  ------------
                                                                  $    (41,972)
                                                                  ============

(c) Foreign forward currency contracts outstanding at March 31,1997:


                               Principal
                                  Amount                              Unrealized
                                 Covered            Expiration     Appreciation/
Type                         by Contract                 Month    (Depreciation)
--------------------------------------------------------------------------------
Buy           C$                  66,432                 04/97     $       (579)
Buy                              169,851                 05/97           (1,558)
Sell                              66,432                 04/97            1,301
Sell                             169,851                 05/97            3,308
Sell                              54,178                 09/97              769
Sell                             161,146                 03/98            1,573
Buy           DM                  30,310                 04/97           (2,052)
Sell                              40,043                 04/97            3,371
Buy           DG                     102                 04/97               (1)
Sell          FF                   5,735                 07/97              (28)
Sell          N$                  22,340                 05/97              214
Sell                             194,393                 06/97              212
                                                                   ------------
                                                                   $      6,530
                                                                   ============

(d) Variable rate security. The rate listed is as of March 31,1997.

(e) Premiums received on Written Options:


                                                             Premiums               Market
Type                                           Par           Received                Value
------------------------------------------------------------------------------------------
Call - Commonwealth of Canada
     6.250% due 09/98
     Strike @ 103.35 Exp. 04/02/97     C$   150,000         $     278              $     0
Put - Commonwealth of Canada
     6.250% due 09/98
     Strike @ 101.35 Exp. 04/02/97          150,000               289                    0
Call - CBOT U.S. Treasury Bond June Futures
     Strike @ 112.00 Exp. 06/16/97      $   205,500             1,059                  321
     Strike @ 116.00 Exp. 06/16/97          200,000             1,755                   31
Put - CBOT U.S. Treasury Bond June Futures
     Strike @ 108.00 Exp. 06/16/97          205,500             2,101                3,853
     Strike @ 110.00 Exp. 06/16/97          380,000             3,901               12,350
Call - CBOT U.S. Treasury Note September Futures
     Strike @ 107.00 Exp. 08/23/97            8,700             1,770                2,382
Put - CME Eurodollar June Futures
     Strike @ 93.00 Exp. 06/16/97           300,000               223                    8
     Strike @ 93.25 Exp. 06/16/97         1,200,000             1,059                   30
     Strike @ 93.50 Exp. 06/16/97        14,251,000            12,170                  356
     Strike @ 94.00 Exp. 06/16/97         4,969,000             1,474                1,118
Put - CME Eurodollar September Futures
     Strike @ 93.00 Exp. 09/15/97         2,560,000               315                  192
Put - CME Eurodollar December Futures
     Strike @ 93.50 Exp. 12/15/97         1,000,000               570                  825
     Strike @ 93.75 Exp. 12/15/97         4,115,000             3,254                4,886
                                                             -----------------------------
                                                             $ 30,218          $    26,352
                                                             =============================

(f) Principal amount denoted in indicated currency:

           C$   -  Canadian Dollar
           DG   -  Dutch Guilder
           DM   -  German Mark
           FF   -  French Franc
           N$   -  New Zealand Dollar

(g) Securities are grouped by coupon and represent a range of maturities.

(h) Principal amount of the security is adjusted for inflation.

(i) Security becomes interest bearing at a future date.

(j) Security is part of an integrated SWAP transaction as discussed in Note K below and as a result is restricted to resale.

(k) Terms of agreements require the payment of fixed rate interest earned on a security held by the Fund in exchange for variable rate interest based upon the 3 Month LIBOR rate. The terms of the agreement also includes a put option which enables the Fund to put the underlying security to the counterparty at par. Swap agreements outstanding at March 31, 1997:


                                                    Notional      Unrealized
Type                                                  Amount    Appreciation
--------------------------------------------------------------------------------
Receive floating rate based on 3 month LIBOR and
pay fixed rate.

Broker: Merrill Lynch
Exp. 04/11/97                                      $  25,000       $       0

Broker: Merrill Lynch
Exp. 04/11/97                                         43,021               0

Broker: Merrill Lynch
Exp. 09/11/97                                         19,731               0

Broker: Merrill Lynch
Exp. 09/11/97                                         25,000               0
                                                                   ---------
                                                                   $       0
                                                                   =========

[42]  See accompanying notes

Schedule of Investments

Real Return Bond Fund

March 31, 1997


                                             Principal
                                                Amount                 Value
                                      ($ in thousands)      ($ in thousands)

--------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES 7.7%
--------------------------------------------------------------------------------
Banking and Finance 7.7%
J.P. Morgan & Co.
     4.000% due 02/15/12 (c)            $          250       $           244
Pacific Southwest Bank
     6.060% due 06/17/02                           239                   239
                                                             ---------------
Total Corporate Bonds and Notes                                          483
(Cost $491)                                                  ===============

--------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS 69.6%
--------------------------------------------------------------------------------

     3.375% due 01/15/07 (e)                     4,351                 4,384
                                                             ---------------
Total U.S. Treasury Obligations                                        4,384
(Cost $4,426)                                                ===============

--------------------------------------------------------------------------------
FOREIGN CURRENCY-DENOMINATED ISSUES (b)(d) 15.3%
--------------------------------------------------------------------------------

Commonwealth of Canada
     4.250% due 12/01/26 (e)           C$          640                   458
Commonwealth of New Zealand
     4.500% due 02/15/16 (e)           N$          750                   505
                                                             ---------------
Total Foreign Currency-Denominated Issues                                963
(Cost $992)                                                  ===============

--------------------------------------------------------------------------------
SHORT-TERM INSTRUMENTS 72.9%
--------------------------------------------------------------------------------

Discount Notes 68.1%
Ameritech Corp.
     5.280% due 04/24/97                $          200                   199
Australian Wheat Board
     5.300% due 04/04/97                           200                   200
Canadian Wheat Board
     5.500% due 04/21/97                           200                   199
Central Illinois Public Service Co.
     5.300% due 04/11/97                           200                   200
Commonwealth of Canada
     5.260% due 04/01/97                           100                   100
     5.270% due 04/08/97                           100                   100
E.I. Du Pont de Nemours
     5.240% due 04/22/97                           200                   199
Electricite de France
     5.300% due 04/28/97                           200                   199
Emerson Electric Co.
     5.490% due 05/05/97                           100                    99
Federal Home Loan Mortgage Corp.
     5.280% due 06/05/97                           200                   198
Federal National Mortgage Assn.
     5.510% due 05/02/97                           100                   100
Florida Power Corp.
     5.260% due 04/02/97                           100                   100
Ford Motor Credit Corp.
     5.320% due 04/03/97                           200                   200
     5.300% due 04/23/97                           200                   199
General Electric Capital Corp.
     5.330% due 06/04/97                           200                   198
General Motors Acceptance Corp.
     5.350% due 04/09/97                           200                   200
KFW International Finance, Inc.
     5.290% due 04/29/97                           200                   199
Kingdom of Sweden
     5.550% due 04/09/97                           200                   200
Province of British Columbia
     5.310% due 06/03/97                           200                   198
Minnesota Mining & Manufacturing Co.
     5.280% due 04/02/97                           200                   200
National Rural Utilities Cooperative
     5.270% due 04/10/97                           200                   200
Pitney Bowes Credit Corp.
     5.290% due 04/07/97                           200                   200
     5.290% due 04/08/97                           200                   200
Queensland Treasury Corp.
     5.320% due 04/28/97                           200                   199
                                                             ---------------
                                                                       4,286
                                                             ===============

Repurchase Agreement 4.8%
State Street Bank
     5.000% due 04/01/97                $          301       $           301
     (Dated 03/31/97.  Collateralized                        ---------------
     by U.S. Treasury Note 5.125%
     02/28/98 valued at $308,626.
     Repurchase proceeds are $301,042.)

Total Short-Term Instruments                                           4,587
(Cost $4,588)                                                ===============

Total Investments (a) 165.5%                                 $        10,417
(Cost $10,497)

Other Assets and Liabilities (Net) (65.5%)                            (4,121)
                                                             ---------------

Net Assets 100.0%                                            $         6,296
                                                             ===============


Notes to Schedule of Investments ($ in thousands):

(a) At March 31, 1997 the net unrealized appreciation (depreciation) of investments based on cost for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value
over tax cost.                                               $            24

Aggregate gross unrealized depreciation for all investments
in which there was an excess of tax cost over value.                    (106)
                                                             ---------------

Unrealized depreciation-net                                  $           (82)
                                                             ===============


(b) Foreign forward currency contracts outstanding at March 31, 1997:


                     Principal
                        Amount                                    Unrealized
                       Covered          Expiration             Appreciation/
Type               by Contract               Month            (Depreciation)
--------------------------------------------------------------------------------
Sell        C$             259               04/97           $             6
Sell                       130               05/97                         3
Sell                       262               06/97                         3
Buy                        100               04/98                         1
Sell        N$             494               04/97                         2
Sell                       247               05/97                        (2)
                                                              --------------
                                                              $           13
                                                              ==============


(c) Variable rate security.  The rate listed is as of March 31, 1997.

(d) Principal amount denoted in indicated currency:

       C$ - Canadian Dollar
       N$ - New Zealand Dollar

(e) Principal amount of the security is adjusted for inflation.

                                                       See accompanying notes 43

Schedule of Investments

Low Duration Fund

March 31, 1997


                                                 Principal
                                                    Amount                Value
                                          ($ in thousands)     ($ in thousands)

--------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES 21.7%
--------------------------------------------------------------------------------
Banking and Finance 5.9%
American General Finance Corp.
     6.000% due 02/23/98                  $          1,000     $            996
Associates Corp. of North America
     6.750% due 07/15/97                               625                  626
     7.250% due 05/15/98                               500                  504
     7.500% due 05/15/99                             1,000                1,014
AT&T Capital Corp.
     6.490% due 05/17/99                            10,000                9,936
Banc One Corp.
     7.250% due 08/01/02                               500                  501
Bancomer
     8.000% due 07/07/98                             4,000                4,004
BankAmerica Corp.
     7.200% due 09/15/02                               100                  100
Banponce Corp.
     7.500% due 05/28/97                             2,000                2,005
Chrysler Financial Corp.
     6.100% due 11/03/97                             2,000                2,002
     8.330% due 02/02/98                             5,490                5,584
     6.280% due 07/17/98                             3,000                2,994
Citicorp
     5.625% due 05/29/98 (d)                         8,000                7,995
Comercia Bank
     6.750% due 05/12/98                               500                  502
Commercial Credit
     5.500% due 05/15/98                             1,000                  990
Den Danske Bank
     6.729% due 06/23/00 (d)                         1,000                1,002
Discover Credit Corp.
     7.760% due 05/13/97                             5,000                5,009
Ford Motor Credit Corp.
     6.800% due 08/15/97                             1,200                1,204
     6.520% due 02/03/98                             1,000                1,002
     5.635% due 04/05/99 (d)                         1,000                  965
General Motors Acceptance Corp.
     7.750% due 04/15/97                            13,834               13,844
     7.000% due 08/19/97                               175                  176
Kansallis-Osake
     7.850% due 09/30/43 (d)                        13,500               13,804
Lehman Brothers, Inc.
     7.000% due 05/15/97                               500                  501
     7.375% due 08/15/97                               500                  503
     0.000% due 05/16/98                             2,000                1,860
Manufacturers Hanover Corp.
     5.438% due 04/30/97 (d)                         6,000                5,997
Okobank
     7.013% due 10/29/49 (d)                           750                  768
Salomon, Inc.
     5.890% due 11/10/97                            20,000               19,992
     7.000% due 01/20/98                             2,500                2,512
     5.980% due 02/02/98                            23,500               23,417
     6.360% due 04/01/98                             1,725                1,723
     9.375% due 04/15/98                               550                  565
     6.125% due 05/15/98                            12,820               12,762
     7.125% due 08/01/99                             1,000                1,004
SGE Associates
     8.070% due 07/20/00                            20,260               20,795
Signet Banking Corp.
     5.629% due 05/15/97 (d)                         2,095                2,093
     5.813% due 04/15/98 (d)                         2,865                2,857
Transamerica Financial
     6.940% due 04/27/98                               700                  703
                                                               ----------------
                                                                        174,811
                                                               ================
Industrials 11.4%
Americo, Inc.
     6.850% due 09/18/98                             7,000                6,995
AMR Corp.
     9.500% due 07/15/98                             1,000                1,036
     9.270% due 08/13/98                             2,000                2,065
     8.100% due 11/01/98                             2,000                2,045
     8.730% due 11/02/98                             3,000                3,085
     9.910% due 03/01/01                             2,500                2,718
     9.440% due 05/15/01                             5,000                5,367
     9.125% due 10/24/01                             1,000                1,066
    10.400% due 03/10/11 (i)                        13,000               13,000
    10.400% due 03/15/11 (i)                        24,000               24,000
     9.820% due 10/25/11 (i)                         9,100                9,100
Arkla, Inc.
     9.875% due 04/15/97                            11,500               11,515
     9.200% due 12/18/97                             1,000                1,020
Bausch & Lomb
     6.480% due 12/17/97                               275                  276
Consolidated Natural Gas Co.
     8.750% due 06/01/99                               400                  416
Delta Air Lines
     7.790% due 12/01/98                             4,449                4,511
E. I. Du Pont de Nemours
     8.500% due 02/10/98                               100                  102
Enserch Corp.
     8.875% due 03/15/01                             3,000                3,040
First Brands Corp.
     9.125% due 04/01/99                             3,000                3,000
Ford Motor Co.
     9.250% due 07/15/97                            14,900               15,038
     9.000% due 09/15/01                               500                  536
Minnesota Mining & Manufacturing Co.
     6.250% due 03/29/99                               200                  199
Nabisco, Inc.
     8.300% due 04/15/99                             2,900                2,966
     8.000% due 01/15/00                            16,675               17,071
Noranda, Inc.
     6.250% due 08/18/00 (d)                         1,000                1,014
RJR Nabisco
     8.625% due 12/01/02                             4,000                4,016
Sears Roebuck & Co.
     9.250% due 04/15/98                             5,750                5,913
TCI Communications, Inc.
     6.298% due 03/11/03 (d)                         3,000                2,965
Tenet Healthcare
     7.875% due 01/15/03                             2,300                2,271
Time Warner, Inc.
     7.450% due 02/01/98                            27,410               27,631
     6.456% due 08/15/00 (d)                        39,787               39,804
     7.975% due 08/15/04                            21,247               21,400
     8.110% due 08/15/06                            42,495               42,747
     8.180% due 08/15/07                            42,495               43,337
Transco Energy
     9.375% due 08/15/01                             1,000                1,078
United Air Lines
     6.750% due 12/01/97                            11,875               11,911
USX Corp.
     7.750% due 01/21/98                             2,000                2,020
                                                               ----------------
                                                                        336,274
                                                               ================

Utilities 4.4%
Alabama Power
     7.250% due 08/01/07                               100                   98
Bell Atlantic Financial
     6.000% due 06/01/98                               500                  497
Central Power & Light
     6.625% due 01/01/98                               100                  100
Cleveland Electric Illuminating Co.
     9.450% due 12/01/97                            11,400               11,588
     8.330% due 10/30/98                             1,500                1,527
     8.170% due 11/30/98                             1,000                1,009
     9.300% due 07/26/99                             1,500                1,546
     9.375% due 03/01/17                             3,000                3,067
CMS Energy
     9.500% due 10/01/97 (d)                        23,175               23,452
Commonwealth Edison
     8.875% due 05/15/97                             7,000                7,023
Consumers Energy
     8.750% due 02/15/98                             5,000                5,081
CTC Mansfield Funding
    11.125% due 09/30/16                             7,985                8,412
El Paso Electric Co.
     7.250% due 02/01/99                             1,000                  996
Gulf States Utilities
     9.720% due 07/01/98                               333                  341
Long Island Lighting Co.
     7.625% due 04/15/98                             3,000                3,021


[44] See accompanying notes

                                           Principal
                                              Amount                       Value
                                    ($ in thousands)            ($ in thousands)
================================================================================
     7.300% due 07/15/99            $          4,500            $          4,523
     6.250% due 07/15/01                       3,275                       3,140
Louisiana Power & Light Co.
     7.740% due 07/01/02                      10,500                      10,521
    10.300% due 01/02/05                       2,770                       2,829
Mississippi Power & Light
     8.800% due 04/01/05                       1,000                       1,005
New York State Electric
     6.500% due 09/01/98                       2,350                       2,348
North Atlantic Energy
     9.050% due 06/01/02                       5,647                       5,586
Northern States Power Co.
     5.875% due 10/01/97                         100                         100
Public Service Electric & Gas
     6.000% due 01/01/98                       1,000                         998
Texas Gas Transmission Corp.
     9.625% due 07/15/97                       9,000                       9,088
Toledo Edison Co.
     9.300% due 04/01/98                       5,000                       5,093
Triton Energy
     0.000% due 11/01/97                      10,500                      10,132
United Illuminating
     7.375% due 01/15/98                       1,000                       1,008
     9.760% due 01/02/06                       2,839                       2,954
Western Massachusetts Electric
     6.750% due 03/01/98                         792                         793
                                                                        --------
                                                                         127,876
                                                                        --------
Total Corporate Bonds and Notes                                          638,961
                                                                        ========
(Cost $635.742)


--------------------------------------------------------------------------------
U.S TREASURY OBLIGATION 1.5%
--------------------------------------------------------------------------------
U.S. Treasury Notes
     6.500% due 04/30/97                      1,000                        1,001
     5.750% due 09/30/97                      7,195                        7,195
     8.125% due 02/15/98 (b)                    180                          183
     6.125% due 08/31/98                     15,000                       14,968
     6.000% due 09/30/98                     13,200                       13,143
     5.000% due 01/31/99                      1,305                        1,274
     6.750% due 06/30/99                      1,700                        1,710
     5.250% due 01/31/01                      3,000                        2,859
     7.000% due 07/15/06                        850                          852
U.S Treasury Strips
     0.000% due 05/15/97                        229                          227
     0.000% due 05/15/98                      2,000                        1,866
                                                                        --------
Total U.S. Treasury Obligations                                           45,278
                                                                        ========
(Cost $45,485)

--------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCIES 2.1%
--------------------------------------------------------------------------------

Federal Farm Credit Bank
     5.400% due 04/01/97                        350                          350
     5.630% due 05/26/98                      1,945                        1,932
Federal Home Loan Bank
     5.710% due 10/09/97                        500                          500
     5.450% due 11/12/97                      5,000                        4,982
     5.450% due 12/26/97                      4,000                        3,982
     5.870% due 02/13/98                        200                          200
     5.090% due 05/11/98                      2,000                        1,975
     5.495% due 09/24/98                      3,000                        3,000
     6.010% due 12/04/98                      4,000                        3,972
     5.030% due 04/19/99 (d)                  3,000                        2,959
     6.270% due 12/20/99                      1,000                          988
Federal Home Loan Mortgage Corp.
     7.300% due 10/28/02                        100                           99
     8.440% due 10/27/04                        500                          504
Federal National Mortgage Assn.
     6.020% due 01/20/98                      2,000                        2,001
     5.250% due 03/25/98                      5,000                        4,954
     5.350% due 04/01/98                      5,930                        5,873
     5.200% due 07/10/98                      1,500                        1,481
     4.875% due 10/15/98                      1,000                          978
     5.720% due 02/16/99 (d)                  5,000                        4,931
     8.350% due 11/10/99                      1,000                        1,041
     6.080% due 09/25/00                      4,260                        4,178
     5.720% due 01/29/01                      2,000                        1,924
     5.500% due 02/02/01            $         5,000             $          4,789
Small Business Administration
     7.500% due 01/25/13 (d)                  1,455                        1,513
     7.500% due 02/25/14 (d)                  1,441                        1,503
Tennessee Valley Authority
     0.000% due 10/15/98                      1,000                          908
                                                                        --------
Total U.S Government Agencies                                             61,519
                                                                        ========
(Cost $61.609)

--------------------------------------------------------------------------------
MORTGAGE-BACKED SECURITIES 61.5%
--------------------------------------------------------------------------------

FEDERAL HOME LOAN MORTGAGE CORPORATION 6.2%
     5.000% due 05/01/98-08/01/98 (g)             8                            8
     5.000% due 05/01/98-04/01/07 (g)           178                          174
     6.000% due 01/01/26-03/01/26 (g)         2,969                        2,685
     6.085% due 11/01/14-08/01/19 (d)(g)      3,002                        2,969
     6.089% due 01/01/30-12/01/30 (d)(g)      4,675                        4,612
     6.090% due 01/01/17-06/01/17 (d)(g)        798                          789
     6.092% due 09/01/15-01/01/20 (d)(g)      3,347                        3,310
     6.092% due 11/01/26-06/01/30 (d)(g)      2,904                        2,862
     6.100% due 05/01/17 (d)                    290                          287
     6.105% due 10/01/30 (d)                    500                          493
     6.107% due 02/01/16 (d)                    162                          160
     6.125% due 01/01/20 (d)                    351                          346
     6.500% due 01/01/02-02/01/05 (g)            71                           70
     6.500% due 04/10/27-05/13/27 (g)        50,000                       46,561
     6.625% due 03/01/17 (d)                    430                          442
     7.000% due 01/01/17 (d)                     96                           99
     7.223% due 02/01/20 (d)                  5,075                        5,240
     7.250% due 07/01/07                         48                           48
     7.500% due 09/01/06                        200                          201
     7.500% due 04/10/27                      1,000                          983
     7.725% due 07/01/18 (d)                    776                          807
     7.743% due 03/01/24 (d)                    430                          448
     7.870% due 06/01/24 (d)                  2,567                        2,648
     7.901% due 11/01/03 (d)                  2,990                        3,109
     7.913% due 11/01/22 (d)                  4,082                        4,219
     7.959% due 12/01/22 (d)                  2,525                        2,627
     8.000% due 07/01/06-04/01/07 (g)           390                          396
     8.000% due 07/02/24-05/13/27 (g)        74,895                       75,738
     8.028% due 10/01/23 (d)                  4,672                        4,862
     8.043% due 09/01/23 (d)                  1,002                        1,043
     8.045% due 01/01/24 (d)                  4,743                        4,935
     8.104% due 01/01/24 (d)                  3,155                        3,250
     8.250% due 10/01/07-11/01/07 (g)            68                           69
     8.500% due 07/01/01-05/01/10 (g)           685                          703
     8.500% due 01/01/12                         72                           74
     8.500% due 04/10/27                      1,500                        1,537
     8.750% due 02/01/01-04/01/02 (g)           169                          173
     9.000% due 09/01/98-07/01/04 (g)           259                          265
     9.250% due 07/01/01                         13                           13
     9.500% due 03/01/01-12/01/04 (g)           193                          202
     9.750% due 03/01/01-11/01/08 (g)         1,543                        1,644
    10.000% due 04/01/01                         14                           14
    10.500% due 07/01/00-10/01/00 (g)            80                           83
    10.500% due 10/01/10-02/01/16 (g)            56                           50
    10.750% due 10/01/00-10/01/10 (g)           421                          457
    10.750% due 08/01/11                        369                          404
    11.250% due 10/01/14                         14                           15
    11.500% due 10/01/15                          2                            3
    11.750% due 11/01/10-08/01/15 (g)            22                           25
    14.000% due 09/01/12-12/01/12 (g)             6                            8
                                                                        --------
                                                                         182,170
                                                                        ========

FEDERAL HOUSING ADMINISTRATION 0.6%
     6.950% due 04/01/14                      1,805                        1,634
     7.421% due 11/01/19                        977                          987
     7.430% due 10/01/19-12/01/21 (g)        13,916                       13,595
     9.680% due 02/01/24                        392                          398
                                                                        --------
                                                                          16,614
                                                                        ========

FEDERAL NATIONAL MORTGAGE ASSOCIATION 3.7%
     6.000% due 12/25/18                        250                          247
     6.069 due 07/01/28 (d)                      65                           64
     6.085% due 10/01/27-10/01/28 (d)(g)        789                          779
     6.089% due 02/01/31 (d)                    960                          947
     6.092% due 09/01/27-05/01/28 (d)(g)        576                          568
     6.147% due 04/01/18 (d)                  8,627                        8,454

                                                                              --
                                                       SEE ACCOMPANYING NOTES 45
                                                                              --

LOW DURATION FUND
March 31, 1997                                   PRINCIPAL
                                                    AMOUNT                 VALUE
                                          ($ IN THOUSANDS)      ($ IN THOUSANDS)
================================================================================
    6.256% due 04/25/22 (d)               $            559      $            562
    6.500% due 06/01/08                                 45                    42
    6.500% due 12/01/25                             13,059                12,157
    6.750% due 01/01/21 (d)                          1,043                 1,054
    7.000% due 04/01/02-09/01/07 (g)                   357                   354
    7.134% due 11/01/17 (d)                            754                   766
    7.342% due 07/01/17 (d)                          1,191                 1,225
    7.345% due 05/01/24 (d)                          1,819                 1,892
    7.399% due 11/01/18 (d)                            551                   573
    7.637% due 10/01/24 (d)                         15,541                16,208
    7.706% due 04/01/24 (d)                          6,692                 6,692
    7.825% due 10/01 23 (d)                          7,498                 7,801
    7.833% due 07/01/23 (d)                          4,888                 5,084
    7.939% due 01/01/24 (d)                          8,139                 8,464
    8.000% due 03/01/04                                227                   230
    8.000% due 12/01/24                              4,710                 4,784
    8.467% due 05/01/97 (d)                            253                   260
    8.500% due 03/01/08-02/01/17 (g)                   835                   857
    8.500% due 11/01/23-08/01/26 (g)                23,066                23,785
    9.000% due 07/01/97-08/01/98 (g)                   890                   903
   10.000% due 02/01/04-06/01/13 (g)                 2,480                 2,664
   10.000% due 09/01/14-06/01/19 (g)                 1,063                 1,163
   10.500% due 06/01/05-11/01/05 (g)                   516                   552
   11.000% due 10/01/98-09/01/00 (g)                    26                    28
   11.250% due 12/01/10-10/01/15 (g)                   325                   359
   12.000% due 01/01/15-10/01/15 (g)                    16                    19
   12.750% due 02/01/14-11/01/14 (g)                   114                   131
   13.000% due 07/01/15                                  9                    11
   13.250% due 09/01/11                                 27                    31
   13.500% due 04/01/14                                  9                    11
   15.500% due 10/01/12-12/01/12 (g)                    89                   109
   15.750% due 12/10/11                                 58                    67
   16.000% due 09/01/12-12/01/12 (g)                    32                    40
                                                                         -------
                                                                         110,007
                                                                         =======

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION 33.1%
   5.000% due 01/20/26-08/20/26 (d)(g)              21,113                20,862
   5.500% due 07/20/26 (d)                           1,767                 1,731
   6.000% due 07/20/26-09/20/26 (d)(g)               6,468                 6,428
   6.500% due 01/20/22-07/15/26 (d)(g)              45,523                46,348
   6.875% due 10/20/23-10/20/24 (d)(g)              28,312                28,887
   7.000% due 04/17/27-05/19/27 (g)                498,000               474,867
   7.125% due 05/20/22-06/20/25 (d)(g)             230,115               235,799
   7.500% due 02/15/22-12/15/23 (g)                115,109               113,811
   8.000% due 07/15/04-11/15/06 (g)                      9                    10
   8.000% due 04/17/27                              16,250                16,316
   8.500% due 01/15/25-12/15/25 (g)                 28,408                29,186
   9.750% due 07/15/13-02/15/20 (g)                  1,560                 1,681
  10.750% due 10/15/98                                  21                    21
  11.750% due 07/15/13-09/15/15 (g)                    307                   344
  12.000% due 06/20/15                                  35                    39
  13.500% due 05/15/11-11/15/12 (g)                     46                    54
  16.500% due 12/15/11                                   1                     1
                                                                         -------
                                                                         976,375
                                                                         =======
COLLATERALIZED MORTGAGE OBLIGATIONS 13.7%
American Southwest Financial
  5.100% due 06/02/99                               12,647                12,271
Bear Stearns
  8.200% due 09/25/22
  8.000% due 05/25/23                                1,097                 1,108
Capstead                                               248                   250
  7.400% due 04/25/18
  7.800% due 02/25/22                                4,687                 4,692
  7.500% due 02/25/23                                  719                   720
Chase Mortgage Financial Corp.                       3,105                 3,108
 10.000% due 11/25/09
  8.000% due 06/25/24                                1,398                 1,448
  7.500% due 10/25/24                                   38                    38
Citicorp Mortgage                                       68                    68
  9.000% due 11/01/01
  8.500% due 06/25/06                                1,650                 1,688
  9.350% due 06/01/10                                1,853                 1,863
  7.250% due 11/01/11                                    6                     6
 10.000% due 01/25/13                                  243                   242
  9.500% due 10/25/15                                  134                   143
                                                     1,282                 1,305
                                                 PRINCIPAL
                                                    AMOUNT                 VALUE
                                          ($ IN THOUSANDS)      ($ IN THOUSANDS)
================================================================================
Collateralized Mortgage Obligation Trust
  6.063% due 01/20/03 (d)                 $             31      $             31
  7.985% due 05/01/17                               17,497                17,628
  9.500% due 06/25/20                                  794                   833
Conseco Commercial Mortgage
  9.700% due 07/15/04                                  831                   834
Countrywide
  6.500% due 03/25/24                                1,570                 1,555
  6.125% due 01/25/35 (d)                           18,466                17,964
Donaldson, Lufkin & Jenrette
 11.000% due 08/01/19                                2,089                 2,354
  7.835% due 05/25/24 (d)                            5,436                 5,539
Federal Home Loan Mortgage Corp.
  7.000% due 07/15/97                                  409                   409
  9.000% due 01/15/04                                  500                   506
  9.000% due 04/15/04                                   94                    95
  9.000% due 12/15/05                                  677                   687
 10.000% due 09/15/09                                   20                    21
 12.500% due 09/30/13                                1,643                 1,852
  5.400% due 08/15/14                                3,000                 2,975
 11.000% due 11/30/15                                6,495                 7,047
  8.000% due 04/15/19                                  969                   973
 10.000% due 07/15/19                                  525                   564
  8.500% due 09/15/19                                  257                   257
  8.500% due 09/15/19                                2,018                 2,042
  5.650% due 11/15/19                                2,081                 2,071
  9.000% due 11/15/19                                3,192                 3,300
  7.950% due 02/15/20                                2,743                 2,767
  9.000% due 02/15/20                                  945                   953
  8.250% due 03/15/20                                  306                   309
  8.000% due 04/15/20                                2,500                 2,548
  7.500% due 04/15/20                                2,900                 2,893
 10.000% due 05/15/20                                  350                   386
  7.500% due 12/15/20                                2,000                 1,961
  9.000% due 12/15/20                               10,438                10,896
  9.500% due 01/15/21                                3,186                 3,350
  8.000% due 04/15/21                                3,206                 3,246
  9.000% due 05/15/21                                  366                   377
  9.000% due 05/15/21                                  231                   241
  7.000% due 08/15/21                                3,624                 3,620
Federal National Mortgage Assn.
  8.950% due 05/25/03                                  137                   142
  9.400% due 07/25/03                                  214                   224
  9.000% due 07/25/03                                  979                 1,007
  5.750% due 02/25/05                                3,960                 3,910
  8.500% due 09/25/06                                  792                   796
  6.875% due 06/25/09                                4,724                 4,684
  7.000% due 04/25/15                                2,450                 2,454
  7.250% due 07/25/15                                2,280                 2,280
  7.500% due 01/25/16                                  194                   194
  5.750% due 04/25/16                                4,577                 4,450
  8.000% due 01/25/19                                  114                   114
  7.500% due 02/25/19                                  181                   181
  9.300% due 05/25/19                                   92                    95
  9.000% due 05/25/19                                1,421                 1,432
  8.000% due 05/25/19                                1,098                 1,105
  8.750% due 05/25/19                                  189                   194
  9.000% due 07/25/19                                  789                   810
  9.000% due 08/25/19                                2,069                 2,083
  9.500% due 03/25/20                                2,657                 2,965
  9.500% due 05/25/20                                1,450                 1,600
  8.000% due 07/25/20                                7,897                 7,982
  8.500% due 01/25/21                                   92                    93
  9.000% due 03/25/21                               10,279                10,554
  9.000% due 04/25/21                                  300                   314
  8.000% due 03/25/22                                  226                   227
  5.000% due 01/25/24                                  561                   542
  8.500% due 03/18/27                                3,021                 2,876
First Boston Corp.
  7.050% due 07/25/23                                  425                   425
Fleet Mortgage
  7.200% due 10/25/23                                1,491                 1,468
General Electric Capital Mortgage
  7.750% due 04/25/07                                1,351                 1,344
  6.350% due 03/25/17                               28,048                27,832
  6.500% due 07/25/18                                  612                   610

----
 46  SEE ACCOMPANYING NOTES
----

                                                    PRINCIPAL
                                                       AMOUNT              VALUE
                                             ($ IN THOUSANDS)   ($ IN THOUSANDS)
================================================================================
Glendale Federal Savings & Loan
   7.351% due 03/25/30 (d)                      $    3,106        $    3,151
Greenwich
   8.652% due 11/25/24 (d)                           5,115             5,202
Home MAC Mortgage Securities Corp.
   8.550% due 07/01/08                                  10                10
Homestead Mortgage Acceptance Corp.
  11.450% due 09/01/15                               1,827             1,959
Housing Securities, Inc.
   6.750% due 02/25/21                              25,744            25,669
Independent National Mortgage Corp.
   8.212% due 11/25/24 (d)                           8,607             8,829
   8.250% due 03/25/25                               9,008             9,006
Nomura Asset Securities Corp.
   6.625% due 01/25/09                               5,000             4,964
Norwest Mortgage
  12.375% due 01/01/04                                 298               318
  12.500% due 02/01/04                                 609               649
  12.250% due 04/01/14                                 529               560
Prudential Bache
   6.085% due 09/01/18 (d)                              62                61
   8.400% due 03/20/21                               8,262             8,402
Prudential Home
   6.500% due 04/25/00                                  92                91
   7.500% due 09/25/07                                 878               867
   7.000% due 11/25/07                               2,576             2,573
   7.000% due 06/25/23                               3,014             2,851
   6.750% due 01/25/24                                 955               949
Prudential Securities
   8.000% due 12/25/20                               1,500             1,519
Residential Accredit Loans, Inc.
   7.300% due 12/25/28                               3,742             3,747
Residential Asset Securitization Trust
   7.050% due 07/25/26                              17,055            17,034
Residential Funding
   6.157% due 07/01/19 (d)                           1,573             1,467
   7.064% due 09/01/19 (d)                             394               386
   9.000% due 12/25/21                                 248               254
Resolution Trust Corp.
   6.796% due 09/25/19 (d)                           3,082             3,075
   5.967% due 01/25/21 (d)                             270               259
   6.784% due 07/25/21 (d)                              42                42
   6.525% due 09/25/21 (d)                           1,516             1,491
   6.947% due 10/25/21 (d)                           1,670             1,672
   7.063% due 03/25/22 (d)                           3,590             3,591
  10.000% due 05/25/22                                 278               284
   7.250% due 10/25/23                                 592               590
   9.500% due 05/25/24                                 451               455
   8.750% due 05/25/28                                   2                 2
   6.152% due 09/25/27 (d)                           3,136             3,036
   9.000% due 09/25/28                                 355               363
Ryland Acceptance Corp.
   8.000% due 03/01/18                               2,728             2,637
Salomon Mortgage
   7.200% due 12/25/17 (d)                           3,083             3,083
   6.975% due 01/25/18 (d)                              71                71
   9.554% due 10/25/18 (d)                           8,077             8,302
   7.826% due 03/25/24 (d)                           6,466             6,457
Sears Mortgage
   7.696% due 08/25/23 (d)                           1,252             1,271
   8.650% due 05/25/32 (d)                             940               948
Securitized Assets Sales, Inc.
   6.750% due 08/25/25                              17,348            17,357
   7.500% due 10/25/25                              22,103            22,193
Shearson Lehman
   9.600% due 03/25/21                               1,575             1,634
Westam Mortgage Financial Corp.
   6.500% due 10/02/17                               6,935             6,926
                                                                  -----------
                                                                     403,338
                                                                  ===========

OTHER MORTGAGE-BACKED SECURITIES 2.4%
Dime Savings
   7.079% due 11/01/18 (d)                           3,562             3,264
First Boston Mortgage Securities Corp.
   8.300% due 08/20/09                                 429               432
Fleet Finance, Inc.
   5.450% due 03/20/23                          $       20        $       20
Glendale Federal Savings & Loan
  11.000% due 03/01/10                                  40                42
Great Western Savings & Loan
   6.130% due 12/01/17 (d)                             565               559
Guardian
   6.574% due 07/25/18 (d)                              71                66
   7.202% due 10/25/19 (d)                             303               224
   6.799% due 12/25/19 (d)                           2,630             1,738
   6.855% due 12/25/19 (d)                             396               250
   6.816% due 02/25/20 (d)                           1,713               940
   6.807% due 07/25/20 (d)                           1,658             1,079
Home Savings of America
   5.770% due 05/25/27 (d)                           2,504             2,410
   5.858% due 09/25/28 (d)                           1,741             1,702
Imperial Savings & Loan
   9.014% due 07/25/17                                  68                68
   9.900% due 09/25/18                                 669               701
MDC Mortgage FUnding
   8.568% due 01/25/25 (d)                           5,925             6,036
Resolution Trust Corp.
   7.595% due 05/25/19 (d)                          10,302            10,025
   7.070% due 08/25/19 (d)                           6,839             6,811
  10.372% due 08/25/21 (d)                           1,305             1,359
   8.625% due 10/25/21                                 250               250
   6.900% due 02/25/27                               7,875             7,163
   6.307% due 10/25/28 (d)                           3,645             3,685
   7.482% due 05/25/29 (d)                           3,820             3,822
Ryland Acceptance Corp.
   7.580% due 11/28/22 (d)                          10,068            10,248
Salomon Mortgage
  11.500% due 09/01/15                               1,050             1,129
   8.230% due 12/25/17 (d)                             547               536
Sears Mortgage
  12.000% due 02/25/14                                 169               184
   6.455% due 10/25/22                               1,212             1,193
   7.423% due 10/25/22 (d)                           5,572             5,487
Security Pacific
   7.850% due 05/15/98                                   1                 1
Western Federal Savings & Loan
   6.427% due 06/25/18 (d)                              64                64
   6.624% due 11/25/18 (d)                             338               334
  10.069% due 02/01/20 (d)                              82                85
                                                                  -----------
                                                                      71,907
                                                                  -----------
STRIPPED MORTGAGE-BACKED SECURITIES 1.8%
Federal Home Loan Mortgage Corp. (IO)
   7.000% due 07/15/04                               3,026               127
   6.250% due 09/15/04                               8,566               493
   6.000% due 02/15/06                              12,301               743
   9.982% due 07/15/06                                 102             1,426
  10.195% due 08/15/06                                  30               417
  11.944% due 12/15/06                                  46               982
   6.000% due 10/15/07                               4,412               372
   6.000% due 02/15/08                              11,449             1,091
   7.000% due 07/15/12                               3,528                96
   6.500% due 02/25/13                               7,443               316
   6.500% due 08/25/13                              11,374               649
   7.000% due 08/15/18                               7,321             1,738
   7.500% due 12/15/18                               8,259               967
   7.000% due 04/15/19                               9,526               782
   6.500% due 05/15/19                              20,065             2,310
   6.500% due 06/15/19                              20,844             2,018
  10.496% due 04/15/21                                  63               974
   6.500% due 04/15/22                              11,842             1,506
   7.000% due 06/15/23                               1,095               170
   4.000% due 01/15/24                              20,919             6,253
Federal National Mortgage Assn. (IO)
   6.000% due 07/25/05                               5,431               334
   7.272% due 09/25/06                                  65             1,295
   6.000% due 02/25/08                              13,426             1,365
 256.000% due 11/01/08                                  55               405
   6.500% due 03/25/09                               5,105               717
   0.100% due 03/25/09 (d)                          44,000               995
   6.500% due 03/25/09                               7,705             1,616
   8.815% due 06/25/16                                 128             1,239

                                                       SEE ACCOMPANYING NOTES 47

LOW DURATION FUND

March 31, 1997                               Principal
                                                Amount                      Value
                                      ($ in thousands)           ($ in thousands)
==================================================================================
     9.987% due 12/25/18               $            33            $           318
     7.500% due 03/25/19                         9,784                      1,419
     6.500% due 05/25/19                        10,000                      2,452
     6.500% due 04/25/20                        39,744                      4,259
     7.000% due 05/25/21                        20,011                      2,463
     8.598% due 02/25/22                            50                      1,154
     6.500% due 03/25/23                        10,627                      1,644
     4.875% due 03/25/24 (d)                    16,701                      1,079
Federal National Mortgage Assn. (PO)
     0.000% due 07/25/22                         4,510                      3,721
     0.000% due 09/25/22                           102                         81
Prudential Home (IO)
     0.300% due 04/25/09 (d)                   101,706                        944
Resolution Trust Corp. (PO)
     0.000% due 09/25/00                         1,036                        939
                                                                     -------------
Total Mortgage-Backed Securities                                           51,869
                                                                     -------------
(Cost $1,831,878)                                                       1,812,280
                                                                     -------------

----------------------------------------------------------------------------------
ASSET-BACKED SECURITIES 0.1%
----------------------------------------------------------------------------------


Delta Air Lines Equipment Trust
     10.430% due 01/02/11                        1,810                      2,139
SCFC Boat Loan Trust
     7.050% due 04/15/07                            73                         73
United Air Lines Equipment Trust
     10.850% due 02/19/15                        1,500                      1,808
                                                                     -------------
Total Asset-Backed Securities                                               4,020
                                                                     -------------
(Cost $4,024)

----------------------------------------------------------------------------------
SOVEREIGN ISSUES 6.3%
----------------------------------------------------------------------------------

Banco National de Obra y Servicios
     6.875% due 10/01/98                        10,000                      9,900
Commonwealth of Canada
     5.280% due 04/02/97                         4,200                      4,199
     5.370% due 04/09/97                        28,500                     28,466
     5.410% due 04/15/97                        31,000                     30,935
     5.290% due 04/17/97                         3,300                      3,292
     5.300% due 04/17/97                        66,000                     65,845
Kingdom of Sweden
     5.370% due 06/02/97                         3,700                      3,664
Nacional Financiera
     8.094% due 12/15/97 (d)                        59                         59
     6.250% due 12/03/98 (d)                     1,500                      1,463
     5.875% due 02/17/98                         2,000                      1,972
Patroleos Mexicanos
     8.250% due 02/04/98                         5,000                      5,015
Province of Quebec
     5.563% due 10/26/01 (d)                       250                        247
Republic of Argentina
     6.750% due 03/31/05 (d)                    23,862                     21,327
United Mexican States
     5.820% due 06/28/01                        10,000                      8,962
     7.625% due 08/06/01 (d)                     1,000                      1,018
                                                                     -------------
Total Sovereign Issues                                                    186,364
                                                                     -------------
(Cost $184,947)

----------------------------------------------------------------------------------
FOREIGN CURRENCY-DENOMINATED ISSUES (c)(f) 2.5%
----------------------------------------------------------------------------------

Banco Nacional de Comercio Exterior
     8.000% due 05/06/98              DM         3,500                      2,154
Commonwealth of Canada
     8.500% due 03/01/00              C$        42,966                     33,605
     8.750% due 12/01/05                         1,150                        944
     4.250% due 12/01/26 (h)                    51,199                     36,633
                                                                     -------------
Total Foreign Currency-Denominated Issues                                  73,336
                                                                     -------------
(Cost $77,274)

----------------------------------------------------------------------------------
SHORT-TERM INSTRUMENTS 23.3%
----------------------------------------------------------------------------------

DISCOUNT NOTES 23.3%
Abbott Labs
     5.310% due 04/08/97               $        10,300                     10,289
BellSouth Telecommunications
     5.240% due 04/02/97                         7,000                      6,999
     5.285% due 04/04/97               $         7,300            $         7,297
Calsse d'Amortissement
     5.320% due 04/07/97                        11,500                     11,490
     5.370% due 07/01/97                           100                         99
Canadian Wheat Board
     5.310% due 04/24/97                         3,400                      3,388
E.I Du Pont de Nemours
     5.290% due 04/10/97                         3,100                      3,096
Export Development Corp.
     5.280% due 04/11/97                        12,000                     11,981
Florida Power & Light Co.
     5.310% due 04/17/97                        18,400                     18,383
Ford Motor Credit Co.
     5.310% due 04/09/97                         1,800                      1,798
     5.320% due 04/09/97                         7,800                      7,791
     5.320% due 04/10/97                        14,200                     14,180
     5.280% due 04/22/97                        25,600                     25,520
     5.340% due 04/23/97                        11,000                     10,963
     5.290% due 04/24/97                         8,500                      8,470
     5.280% due 04/25/97                        23,500                     23,416
     5.280% due 04/29/97                        24,100                     24,000
General Electric Capital Corp.
     5.310% due 04/10/97                        11,500                     11,484
     5.380% due 04/14/97                        18,400                     18,363
     5.550% due 05/06/97                        34,000                     33,816
     5.350% due 05/21/97                        55,700                     55,285
General Motors Acceptance Corp.
     5.300% due 04/09/97                        10,000                      9,987
     5.370% due 04/09/97                         4,200                      4,194
     5.350% due 04/10/97                        20,000                     19,972
     5.350% due 04/24/97                        21,000                     20,927
     5.550% due 05/07/97                        11,800                     11,734
     5.580% due 05/07/97                        50,000                     49,720
KFW International Finance, Inc.
     5.270% due 04/17/97                         1,400                      1,396
     5.540% due 04/23/97                        31,000                     30,894
Mobil Australia Fiance
     5.320% due 04/15/97                         4,200                      4,191
     5.420% due 06/18/97                        14,400                     14,230
National Rural Utilities Cooperative
     5.290% due 04/03/97                        27,500                     27,491
     5.310% due 04/03/97                        14,500                     14,495
     5.290% due 04/04/97                         4,600                      4,597
     5.310% due 04/08/97                           900                        899
     5.330% due 04/29/97                         2,300                      2,289
     5.380% due 05/02/97                        37,600                     37,425
     5.250% due 05/08/97                         5,100                      5,072
New Center Asset Trust
     5.270% due 04/09/97                         2,900                      2,897
     5.290% due 04/09/97                        35,900                     35,858
     5.520% due 04/25/97                        25,900                     25,805
Ontario Hydro
     5.420% due 06/16/97                        31,500                     31,140
Pitney Bowels Credit
     5.290% due 04/17/97                         1,000                        998
Wool International
     5.290% due 04/16/97                        10,000                      9,978
     5.320% due 04/16/97                         4,200                      4,191
     5.340% due 04/23/97                         5,400                      5,382
     5.330% due 04/24/97                         3,300                      3,289
                                                                     -------------
                                                                          687,159
                                                                     -------------
REPURCHASE AGREEMENTS 0.5%
Daiwa Securities America
     6.200% due 04/01/97                         7,000                      7,000
     (Dated 03/31/97. Collateralized by U.S.
       Treasury
     Note 6.500% 05/31/01 valued at $7,158,562
     Repurchase proceeds are $7,001,206.)
State Street Bank
     5.000% due 04/01/97                         5,740                      5,740
                                                                     -------------
     Dated 03/31/97. Collateralized by U.S.
       Treasury
     Bond 7.250% 05/15/16 valued at $5,857,060.
     Repurchase proceeds are $5,740,797.)                                  12,740
                                                                     -------------

--
48 SEE ACCOMPANYING NOTES
--

                                                                PRINCIPAL
                                                                   AMOUNT               VALUE
                                                          ($ IN THOUSANDS)    ($ IN THOUSANDS)
----------------------------------------------------------------------------------------------
U.S. TREASURY BILLS 0.0%
     5.060% due 05/01/97-06/26/97(b)(g)                       $       910        $       902
                                                                                 ------------
Total Short-Term Instruments                                                         700,801
                                                                                 ============
(Cost $700,826)

TOTAL INVESTMENTS (A) 119.5%                                                     $ 3,522,558
(Cost $3,541,785)

WRITTEN OPTIONS (e) (0.0%)                                                               (91)
(Premiums $3,711)

OTHER ASSETS AND LIABILITIES (NET) (19.5%)                                          (573,653)
                                                                                 ------------

NET ASSETS 100.0%                                                                $ 2,948,815
                                                                                 ============
NOTES TO SCHEDULE OF INVESTMENTS ($ IN THOUSANDS):

(a) At March 31, 1997, the net unrealized appreciation (depreciation) of investments based on cost for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value over tax cost.                 $    18,143

Aggregate gross unrealized depreciation for all investments in
which there was an excess of tax cost over value.                                    (37,315)
                                                                                 ------------

Unrealized depreciation-net                                                      $   (19,172)
                                                                                 ============

(b) Securities with an aggregate market value of $1,085 have been segregated with the custodian to cover margin requirements for the following open future contracts at March 31, 1997:

                                                                                 Unrealized
Type                                                    Contracts              Depreciation
---------------------------------------------------------------------------------------------
U.S. Treasury 10 Year Note (06/97)                            213                $     (732)
U.S. Treasury 30 Year Bond (05/97)                             37                       (95)
                                                                                 ------------
                                                                                 $     (827)
                                                                                 ============

(c)  Foreign forward currency contracts outstanding at March 31, 1997:

                                Principal
                                   Amount                                        Unrealized
                                  Covered              Expiration             Appreciation/
Type                          by Contract                   Month            (Depreciation)
---------------------------------------------------------------------------------------------
Buy              BF               119,300                   04/97                $    (431)
Sell                              119,300                   04/97                      428
Buy              C$                 5,061                   05/97                      (49)
Sell                                5,061                   05/97                      110
Sell                               57,490                   03/98                      626
Buy              DG                   403                   04/97                       (8)
Sell             DM                 3,544                   06/97                      (15)
                                                                                 $     664
                                                                                 ============

(d)  Variable rate security. The rate listed is as of March 31, 1997.

(e)  Premiums received on Written Put Options:

                                                          Premiums              Method
Type                                    Par               Received               Value
------------------------------------------------------------------------------------------
CME Eurodollar June Futures
     Strike @ 93.50 Exp. 06/16/97     $3,550,000       $    3,711          $       91

(f)  Principal amount denoted in indicated currency:

        BF - Belgian Franc
        C$ - Canadian Dollar
        DG - Dutch Guilder
        DM - German Mark

(g)  Securities are grouped by coupon and represent a range of maturities.

(h)  Principal amount of the security is adjusted for inflation.

(i) Security is part of an integrated SWAP transaction as discussed in note j below and as a result is restricted to resale.

(j) Terms of agreements require the payment of fixed rate interest earned on a security held by the Fund in exchange for variable rate interest based upon the 3 Month LIBOR rate. The terms of the agreement also include a put option which enables the Fund to put the underlying security to the counterparty at par. Swap agreements outstanding at March 31, 1997:

                                                          Notional          Unrealized
Type                                                        Amount        Appreciation
------------------------------------------------------------------------------------------
Receive floating rate based on 3 month LIBOR and
pay fixed rate.

Broker: Merrill Lynch
Exp. 09/24/97                                          $     9,100         $         0

Broker: Merrill Lynch
Exp. 09/24/97                                               24,000                   0

Broker: Merrill Lynch
Exp. 09/24/97                                               13,000                   0
                                                                           ---------------
                                                                           $         0
                                                                           ===============

                                                                            ----
SEE ACCOMPANYING NOTES                                                       49
                                                                            ----

SCHEDULE OF INVESTMENTS

SHORT-TERM FUND
March 31, 1997

                                                   PRINCIPAL
                                                      AMOUNT               VALUE
                                            ($ IN THOUSANDS)    ($ IN THOUSANDS)
--------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES 37.8%
--------------------------------------------------------------------------------
BANKING AND FINANCE 26.4%
Advanta National BAnk
     5.980% due 05/09/97                    $          2,700     $         2,698
Ahmanson (H.F) & Co.
     6.330% due 04/15/98                               5,800               5,793
AT&T Capital Corp.
     7.800% due 02/10/98                               2,000               2,024
Capital One Bank
     6.490% due 08/15/97                               2,000               2,004
Caterpillar Financial
     5.550% due 04/01/99 (d)                           2,000               1,996
Donaldson, Lufkin and Jenrette
     6.375% due 05/25/26                               1,390               1,387
Ford Motor Credit Corp.
     6.030% due 11/09/96 (d)                           2,600               2,607
     5.980% due 03/23/99 (d)                           1,000                 999
     5.635% due 04/05/99 (d)                           1,500               1,448
Kansallis-Osake
     7.850% due 09/30/43 (d)                           5,000               5,113
Lehman Brothers
     6.840% due 09/25/98                               1,000               1,002
     6.200% due 09/01/99 (d)                           3,000               2,992
Residential Funding
     7.468% due 12/01/18 (d)                           2,490               2,536
Salomon Inc.
     5.790% due 11/26/97                               1,700               1,698
     5.650% due 02/10/98                               1,000                 995
     3.650% due 02/14/02 (g)                           3,009               2,937
Starwood Lodging Trust
     7.038% due 08/16/97 (d)                           4,400               4,400
     8.538% due 08/16/97 (d)                           1,000               1,000
                                                                 ---------------
                                                                          43,629
                                                                 ---------------
INDUSTRIALS 7.1%
America, Inc.
     6.850% due 09/18/96                               1,000                 999
COFIRI International, Inc.
     5.831% due 10/27/00 (d)                           2,000               1,983
Delta Air Lines
     9.875% due 01/01/98                               1,000               1,025
First Brands Corp.
     9.125% due 04/01/99                               1,000               1,000
Sears Roebuck & Co.
     5.643% due 03/10/99 (d)                           3,000               2,995
TCI Communications, Inc.
     7.130% due 02/03/98                               3,000               3,009
Time Warner, Inc.
     6.456% due 08/15/00 (d)                             697                 697
                                                                 ---------------
                                                                          11,708
                                                                 ---------------
UTILITIES 4.3%
Beaver Valley Funding Corp.
     8.250% due 06/01/03                              1,094                1,075
Consumers Power Co.
     8.750% due 02/15/98                              2,000                2,033
Gulf States Utilities
     9.720% due 07/01/98                              2,400                2,458
Triton Energy
     0.000% due 11/01/97                              1,500                1,448
                                                                 ---------------
                                                                           7,014
                                                                 ---------------
Total Corporate Bonds and Notes                                           62,351
                                                                 ---------------
(Cost $62,276)

--------------------------------------------------------------------------------
U.S. TREASURY NOTES 2.4%
--------------------------------------------------------------------------------

     5.875% due 08/15/98                              4,000                3,978
                                                                 ---------------
Total U.S Treasury Notes                                                   3,978
                                                                 ---------------
(Cost $3,986)

--------------------------------------------------------------------------------
MORTGAGE-BACKED SECURITIES 23.0%
--------------------------------------------------------------------------------

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION 9.2%
     5.000% due 02/20/26-05/20/26 (d)(f)              8,876                8,657
     7.000% due 08/20/25 (d)                          1,745                1,776
     7.125% due 09/20/23 (d)                          4,714                4,827
                                                                 ---------------
                                                                          15,260
                                                                 ---------------
                                                   PRINCIPAL
                                                      AMOUNT               VALUE
                                            ($ IN THOUSANDS)    ($ IN THOUSANDS)
--------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS 8.7%
Donaldson, Lufkin & Jenrette
     7.620% due 10/17/20 (d)                $          1,524     $         1,547
     7.824% due 09/25/21 (d)                              96                  97
     7.318% due 06/25/22 (d)                             630                 632
     7.577% due 05/25/23 (d)                             790                 799
Federal National Mortgage Assn.
     6.750% due 06/25/21                               3,100               2,952
     1.000% due 06/25/23                                 789                 742
General Electric Capital Mortgage
     6.500% due 12/25/23                                 339                 337
Greenwich
     7.705% due 04/25/22 (d)                             294                 297
     7.076% due 10/25/22 (d)                             223                 224
Guardian
     7.231% due 01/25/21 (d)                             593                 356
Manufacturers Hanover Corp.
     7.859% due 12/16/25 (d)                           2,541               2,537
Prudential Bache
     6.085% due 09/01/18 (d)                              62                  61
Prudential Home
     6.750% due 01/25/24                               1,910               1,897
Resolution Trust Corp.
     8.863% due 12/25/20 (d)                             524                 532
     6.784% due 07/25/21 (d)                              21                  21
     6.913% due 06/25/24 (d)                             756                 762
Ryland Acceptance Corp.
     6.803% due 08/25/21 (d)                             392                 391
                                                                 ---------------
                                                                          14,184
                                                                 ---------------
OTHER MORTGAGE-BACKED SECURITIES 2.3%
Dime Savings
     7.079% 11/01/18 (d)                                 555                 509
Guardian
     8.799% due 12/25/19 (d)                             394                 260
     6.816% due 02/25/20 (d)                             474                 250
     6.824% due 02/25/20 (d)                             479                 251
Resolution Trust Corp.
     8.625% due 10/25/21                               1,000               1,006
     6.689% due 15/25/29 (d)                           1,234               1,251
Ryland Acceptance Corp.
     6.753% due 10/25/18 (d)                              71                  71
     6.184% due 12/25/21 (d)                             228                 229
                                                                 ---------------
                                                                           3,847
                                                                 ---------------
STRIPPED MORTGAGE-BACKED SECURITIES 2.8%
Federal Home Loan Mortgage Corp. (IO)
     7.000% due 06/15/19                               8,000               1,545
Federal National Mortgage Assn. (IO)
     6.000% due 10/25/03                               3,792                 111
     7.000% due 07/25/06                               4,068                 543
     6.500% due 12/25/06                               6,641                 735
     7.000% due 05/25/13                               2,629                 101
     8.500% due 06/25/17                               6,757                 631
     6.500% due 10/25/23                               3,557                 586
LF. Rothchild Mortgage (PO)
     0.000% due 04/01/17                                 290                 283
                                                                 ---------------
                                                                           4,635
                                                                 ---------------
Total Mortgage-Backed Securities                                          37,926
                                                                 ---------------
(Cost $38,699)

--------------------------------------------------------------------------------
ASSET-BACKED SECURITIES 1.2%
--------------------------------------------------------------------------------

LIBOR-Index Certificates
     9.063% due 10/01/03 (d)                           2,000               2,000
                                                                 ---------------
                                                                           2,000
                                                                 ---------------
(Cost $2,000)

--
50 SEE ACCOMPANYING NOTES
--

                                              Principal
                                                 Amount              Value
                                        ($ in thousands)   ($ in thousands)
---------------------------------------------------------------------------
SOVEREIGN ISSUES 5.1%
---------------------------------------------------------------------------

Commonwealth of Canada
   5.410% due 04/15/97                       $    2,100       $      2,096
   5.300% due 04/17/97                              300                299

Government of Malaysia
   5.688% due 10/19/05 (d)                        1,250              1,249
Nafinsa Finance Trust II
   8.263% due 03/31/99 (d)                          145                146
Republic of Argentina
   6.310% due 03/31/05 (d)                        5,141              4,595
                                                              ------------
Total Sovereign Issues                                               8,385
                                                              ============
(Cost $7,872)

---------------------------------------------------------------------------
FOREIGN CURRENCY DENOMINATED ISSUES (c)(e) 3.0%
---------------------------------------------------------------------------

Commonwealth of Canada
   4.250% due 12/01/26 (g)                   C$   2,253              1,612
Commonwealth of New Zealand
   4.500% due 02/15/16 (g)                   N$   5,000              3,372
                                                              ------------
Total Foreign Currency-Denominated Issues                            4,984
                                                              ------------
(Cost $4,943)

---------------------------------------------------------------------------
SHORT-TERM INSTRUMENTS 31.3%
---------------------------------------------------------------------------

Certificates of Deposit 0.8%
Branco Latino
   6.400% due 03/27/98                       $    1,400              1,399
                                                              ------------
                                                                     1,399
                                                              ============

DISCOUNT NOTES 29.6%
Canadian Wheat Board
   5.290% due 04/23/97                            2,000              1,994
E.I. Du Pont de Nemours
   5.220% due 04/04/97                            2,600              2,599
   5.370% due 04/29/97                              900                896
Federal National Mortgage Assn.
   5.510% due 05/02/97                              200                199
Ford Motor Credit Corp.
   5.280% due 04/25/97                              100                100
General Electric Capital Corp.
   5.310% due 04/10/97                            4,000              3,995
   5.250% due 04/25/97                              900                897
General Motors Acceptance Corp.
   5.580% due 06/23/97                            5,300              5,232
KFW International Finance, Inc.
   5.250% due 04/28/97                              100                100
   5.520% due 04/28/97                              300                299
   5.290% due 04/29/97                            4,500              4,481
Minnesota Mining & Manufacturing Co.
   5.210% due 04/23/97                            5,300              5,283
Mobil Australia Finance
   5.320% due 04/15/97                            2,000              1,996
National Rural Utilities Cooperative
   5.290% due 04/04/97                            2,600              2,599
New Center Asset Trust
   6.700% due 04/01/97                            6,400              6,400
   5.270% due 04/09/97                              800                799
Pitney Browes Credit
   5.290% due 04/08/97                            1,800              1,798
   5.280% due 05/14/97                              400                397
Proctor & Gamble Co.
   5.260% due 04/09/97                            7,000              6,992
Wool International
   5.330% due 04/23/97                            1,400              1,395
   6.330% due 04/24/97                              300                299
                                                              ------------
                                                                    48,750
                                                              ============
REPURCHASE AGREEMENT 0.9%
State Street Bank
   5.000% due 04/01/97                            1,461              1,461
                                                              ------------
   (Dated 03/31/97. Collateralized by U.S.
   Treasury Bond 7.250% 05/15/16 valued at $1,491,357.
   Repurchase proceeds are $1,461,203.)

                                                    Principal
                                                       Amount             Value
                                              ($ in thousands)   ($ in thousands)
=================================================================================
U.S. TREASURY BILLS 0.0%

   5.085% due 06/26/97 (b)                          $       10       $        10
                                                                     -----------

Total Short-Term Instruments                                              51,620
                                                                     ===========
(Cost $51,620)

TOTAL INVESTMENTS (A) 103.8%                                         $   171,244
(Cost $171,396)

OTHER ASSETS AND LIABILITIES (NET) (3.8%)                                 (6,210)

NET ASSETS 100.0%                                                    $   165,034
                                                                     ===========

NOTES TO SCHEDULE OF INVESTMENTS ($ IN THOUSANDS):

(a) At March 31,1997, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes was as follows:

Aggregate gross unrealized depreciation for all
investments in which there was an excess of
value over tax cost.                                                 $     1,230

Aggregate gross unrealized depreciation for all
investments in which there was an excess of
tax cost over value.                                                        (920)
                                                                     -----------

Unrealized appreciation-net                                          $       310
                                                                     ===========

(b) Securities with an aggregate market value of $10 have segregated with the custodian to cover margin requirements for the following open future contracts at March 31, 1997:

                                                       Unlimited
Type                               Contracts        Depreciation
----------------------------------------------------------------
U.S. Treasury 2 Year Note (06/97)      11          $       (19)

(c) Foreign forward currency contracts outstanding at March 31,1997:

                 Principal
                    Amount                           Unrealized
                   Covered         Expiration      Appreciation/
Type           by Contract              Month     (Depreciation)
----------------------------------------------------------------
Buy     BF        88,411             06/97         $      (325)
Sell              88,411             06/97                 299
Sell    C$         2,064             09/97                  21
Sell    N$         4,940             04/97                  24
Buy     SK        13,463             04/97                 (68)
Sell              14,518             04/97                 178
                                                   -----------
                                                   $       129
                                                   -----------

(d) Variable rate security. The rate listed is as of March 31, 1997.

(e) Principal amount denoted in the indicated currency.

          BF - Belgian Franc
          C$ - Canadian Dollar
          N$ - New Zealand Dollar
          SK - Swedish Krona

(f) Securities are grouped by coupon and represent a range of maturities.

(g) Principal amount of the security is adjusted for inflation.

                                                                            ----
                                                     SEE ACCOMPANYING NOTES  51
                                                                            ----

SCHEDULE OF INVESTMENTS

MONEY MARKET FUND
March 31, 1997                                Principal
                                                 Amount              Value
                                        ($ in thousands)   ($ in thousands)
---------------------------------------------------------------------------
CORPORATE BONDS AND NOTES 2.4%
---------------------------------------------------------------------------

BANKING AND FINANCE 1.9%
Chrysler Financial Corp.
     5.710% due 01/12/98                  $         500     $          499
First Interstate Bank
     12.750% due 05/01/97                         1,713              1,713
Lehman Brothers
     5.750% due 02/15/98                            721                720
                                                                -----------
                                                                     2,942
                                                                -----------

INDUSTRIALS 0.5%
Philips Petroleum Co.
     9.500% due 11/15/97                            750                767
                                                                -----------
Total Corporate Bonds and Notes                                      3,709
                                                                -----------
(Cost $3,709)

---------------------------------------------------------------------------
U.S GOVERNMENT AGENCIES 0.3%
---------------------------------------------------------------------------

First National Mortgage Assn.
     6.366% due 12/01/18 (a)                        450                452
                                                                -----------
Total U.S. Governmental Agencies                                       452
                                                                -----------
(Cost $452)

---------------------------------------------------------------------------
SHORT-TERM INSTRUMENTS 89.3%
---------------------------------------------------------------------------

DISCOUNT NOTES 89.0%
AlliedSignal, Inc.
     5.700% due 04/07/97                          7,000              6,993
American Brands, Inc.
     5.330% due 04/30/97                          4,000              3,983
Becton Dickinson & Co.
     5.750% due 04/07/97                          4,200              4,196
Disney (Walt) Co.
     5.320% due 04/25/97                          1,200              1,196
FI. Du Pont de Nemours
     5.310% due 07/16/97                          1,000                984
     5.320% due 07/16/97                          1,000                984
Federal Home Loan Mortgage Corp.
     5.300% due 04/17/97                         10,000              9,976
Federal National Mortgage Assn.
     5.500% due 09/18/97                          5,000              4,870
Ford Motor Credit Corp.
     5.350% due 07/18/97                          4,000              3,936
Gannett Co.
     5.350% due 05/13/97                          7,000              6,956
General Electric Capital Corp.
     5.570% due 04/29/97                          3,800              3,784
Gillette Co.
     5.300% due 04/01/97                         35,000             35,000
Goldman Sachs Group L.P.
     5.350% due 05/23/97                          4,000              3,969
Heinz (H.J.) Co.
     5.300% due 04/08/97                            500                499
     5.320% due 04/22/97                          7,000              6,978
IBM Credit Corp.
     5.270% due 04/15/97                          6,000              5,988
Lucent Technologies. Inc.
     5.300% due 04/10/97                          5,400              5,393
Monsanto Co.
     5.300% due 07/23/97                          1,200              1,199
National Australia Funding
     5.350% due 07/23/97                          6,000              5,899
St. Michael Finance Ltd.
     5.300% due 04/08/97                          6,500              6,493
USAA Capital Corp.
     5.340% due 06/17/97                          2,905              2,872
Weyerhaueser Co.
     5.320% due 05/12/97                          5,000              4,970
Wool International
     5.310% due 06/11/97                          5,000              4,948
Xerox Credit Corp.
     5.350% due 04/18/97                          6,500              6,483
                                                                -----------
                                                                   138,549
                                                                -----------

REPURCHASE AGREEMENT 0.3%
State Street Bank
    5.000% due 04/01/97                   $         526     $          526
                                                                -----------
    (Dated 03/31/97. Collateralized
    by U.S. Treasury Bond 7.250%
    05/15/16 valued at $536,682.
    Repurchased proceeds are $526.073.)

Total Short-Term Instruments                                       139,075
                                                                -----------
(Cost $139,075)


TOTAL INVESTMENTS 92.0%                                     $      143,236
(Cost $143,236)




OTHER ASSETS AND LIABILITIES
 (NET 8.0%)                                                         12,403
                                                                -----------

NET ASSETS 100.0%                                           $      155,639
                                                                ===========

NOTES TO SCHEDULE OF INVESTMENTS:

(a) Variable rate security. The rate listed is as of March 31, 1997.

--
52 SEE ACCOMPANYING NOTES
--

SCHEDULE OF INVESTMENTS

STOCKPLUS FUND
March 31, 1997

                                           Principal
                                              Amount                    Value
                                     ($ in thousands)         ($ in thousands)
------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES 26.5%
------------------------------------------------------------------------------
BANKING AND FINANCE 13.5%
Capital One Bank
     8.125% due 02/27/98             $         2,000          $         2,029
     6.730% due 06/04/98                       2,000                    2,001
Caterpillar Financial
     5.550% due 04/01/99 (d)                   2,000                    1,996
Chrysler Financial Corp.
     6.190% due 10/27/97                       2,000                    2,003
Den Danske Bank
     5.875% due 06/30/00 (d)                     450                      451
Ford Motor Credit Corp.
     6.030% due 11/09/98 (d)                     500                      501
     6.060% due 03/30/99 (d)                     250                      250
     5.635% due 04/05/99 (d)                     340                      328
General Motors Acceptance Corp.
     6.110% due 03/16/99 (d)                   2,000                    2,006
Kansallis-Osake
     7.850% due 09/30/43 (d)                   1,500                    1,534
Lehman Brothers
     6.540% due 01/05/98                       5,000                    5,012
     6.250% due 06/29/98                       2,000                    1,993
Merrill Lynch & Co.
     7.000% due 10/10/00 (d)                   3,000                    3,008
Salomon, Inc.
     5.790% due 11/26/97                       2,000                    1,997
     7.000% due 01/20/98                         250                      251
     5.650% due 02/10/98                         390                      388
     8.910% due 02/16/98                       3,000                    3,067
     5.888% due 04/05/99 (d)                     500                      497
Starwood Lodging Trust
     7.038% due 08/16/97 (d)                   5,000                    5,000
     8.538% due 08/16/97 (d)                   1,000                    1,000
                                                              ---------------
                                                                       35,314
                                                              ===============
INDUSTRIALS 8.1%
Arkla, Inc.
     9.875% due 04/15/97                       3,000                    3,004
Centerior Fuel Corp.
     9.200% due 08/02/98                       1,000                    1,011
COFIRI International, Inc.
     5.831% due 10/27/00 (d)                   2,000                    1,983
Falcon Drilling, Inc.
     9.750% due 01/15/01                       2,000                    2,068
First Brands Corp.
     9.125% due 04/01/99                       1,000                    1,000
Merita
     5.850% due 12/01/05 (d)                   1,000                      996
Occidental Petroleum
     9.200% due 08/15/97                       1,000                    1,012
RJR Nabisco
     8.000% due 07/15/01                         500                      495
TCI Communications, Inc.
     6.238% due 04/03/02 (d)                   2,000                    1,975
     6.298% due 03/11/03 (d)                   4,000                    3,953
Time Warner, Inc.
     6.456% due 08/15/00 (d)                   3,750                    3,752
                                                              ---------------
                                                                       21,249
                                                              ===============
UTILITIES 4.9%
Beaver Valley Funding Corp.
     8.250% due 08/01/03                         729                      716
Cleveland Electric Illuminating Co.
     8.170% due 11/30/98                       1,000                    1,009
El Paso Electric Co.
     7.250% due 02/01/99                       1,000                      996
Gulf States Utilities
     9.720% due 07/01/98                       6,117                    6,265
North Atlantic Energy
     9.050% due 06/01/02                       1,397                    1,382
Texas Utilities
     5.891% due 05/01/99 (d)                   2,500                    2,503
                                                              ---------------
                                                                       12,871
                                                              ---------------
Total Corporate Bonds and Notes                                        69,434
                                                              ===============
(Cost $69,377)
                                           Principal
                                              Amount                    Value
                                     ($ in thousands)         ($ in thousands)
------------------------------------------------------------------------------
MORTGAGE-BACKED SECURITIES 28.2%
------------------------------------------------------------------------------
FEDERAL HOME LOAN MORTGAGE
 CORPORATION 2.3%
     6.650% due 07/01/19 (d)         $         2,567          $         2,563
     7.399% due 08/01/22 (d)                   1,158                    1,202
     7.827% due 12/01/22 (d)                   1,546                    1,608
     8.500% due 04/01/25-06/01/25 (e)            694                      714
                                                              ---------------
                                                                        6,087
                                                              ===============
FEDERAL NATIONAL MORTGAGE
 ASSOCIATION 3.5%
     5.971% due 12/01/23 (d)                     331                      328
     6.069% due 07/01/28 (d)                     552                      554
     6.080% due 05/01/17 (d)                     495                      491
     6.085% due 01/01/27 (d)                     125                      124
     6.086% due 08/01/29 (d)                     523                      516
     6.092% due 04/01/18-11/01/27 (d)(e)       2,607                    2,578
     6.092% due 04/01/28-11/01/28 (d)(e)       2,020                    1,993
     7.392% due 05/01/22 (d)                     868                      888
     7.673% due 02/01/25 (d)                   1,571                    1,636
     9.000% due 01/01/99                          59                       59
                                                              ---------------
                                                                        9,167
                                                              ===============
GOVERNMENT NATIONAL MORTGAGE
 ASSOCIATION 5.3%
     4.500% due 04/20/26-05/20/26 (d)(e)         993                      937
     5.000% due 02/20/26-05/20/26 (d)(e)       9,799                    9,550
     7.125% due 09/20/22-08/20/24 (d)(e)       3,236                    3,314
                                                                       13,801
                                                              ===============
COLLATERALIZED MORTGAGE
 OBLIGATIONS 13.4%
Bank Mart
     7.412% due 03/01/19 (d)                   6,351                    6,240
Citicorp Mortgage
     8.500% due 06/25/06                       1,843                    1,826
     7.452% due 09/25/18 (d)                     102                      102
Countrywide
     6.500% due 02/25/24                       1,489                    1,486
Donaldson, Lufkin & Jenrette
     7.620% due 10/17/20 (d)                     432                      439
Federal National Mortgage Assn.
     7.182% due 04/25/25 (d)                     871                      876
Greenwich
     7.076% due 10/25/22 (d)                      58                       56
Guardian
     7.231% due 01/25/21 (d)                   1,380                      828
Manufacturers Hanover Corp.
     7.859% due 12/16/25 (d)                   2,465                    2,462
PaineWebber Mortgage
     6.542% due 02/25/01 (d)                   2,224                    2,176
Prudential Home
     7.050% due 05/25/24 (d)                   2,329                    2,329
Residential Funding
     6.169% due 03/25/18 (d)                   4,551                    4,462
Resolution Trust Corp.
     7.588% due 01/25/20 (d)                   1,000                    1,017
     6.838% due 03/25/20 (d)                   2,812                    2,820
     7.111% due 05/25/21 (d)                      78                       79
     6.525% due 09/25/21 (d)                   1,769                    1,740
     8.000% due 07/25/24                       3,451                    3,430
     6.588% due 05/25/29 (d)                   1,038                    1,039
Salomon Mortgage
     7.000% due 07/25/24                          14                       14
Sears Mortgage
     8.650% due 05/25/32 (d)                      45                       45
Structured Asset Securities Corp.
     7.750% due 02/25/28                       1,630                    1,640
                                                              ---------------
                                                                       35,106
                                                              ===============
OTHER MORTGAGE-BACKED
 SECURITIES 2.5%
California Federal Savings & Loan
     6.689% due 01/01/19 (d)                      85                       83
Fund America
     7.493% due 06/25/23 (d)                     253                      261
Great Western Savings & Loan
     6.337% due 01/25/18 (d)                     110                      109
J.P. Morgan & Co.
     6.918% due 01/25/18 (d)                   1,000                      997
Red Mountain Funding Corp.
     6.450% due 11/28/27                       1,672                    1,658
Resolution Trust Corp.
     6.922% due 12/25/23 (d)                      80                       79

                                                                            ----
                                                    SEE ACCOMPANYING NOTES   53
                                                                            ----

STOCKSPLUS FUND

March 31, 1997                                     Principal
                                                      Amount               Value
                                            ($ in thousands)    ($ in thousands)
================================================================================
Structured Asset Securities Corp.
   6.883% due 09/25/36 (d)                   $      1,757        $      1,780
Western Federal Savings & Loan
   6.424% due 10/25/18 (d)                            676                 670
   6.837% due 03/25/19 (d)                             89                  88
   6.617% due 06/25/19 (d)                            741                 737
                                                                  ------------
                                                                        6,462
                                                                  ============
STRIPPED MORTGAGE-BACKED SECURITIES 1.2%
Federal Home Loan Mortgage Corp. (IO)
   7.000% due 08/15/13                                251                   9
 992.576% due 07/15/16                                116               1,455
Federal National Mortgage Assn. (IO)
   6.000% due 11/25/00                              1,207                 111
   7.000% due 07/25/06                                814                 109
   6.500% due 02/25/21 (d)                          9,901               1,150
   7.000% due 07/25/21                              1,671                 287
Prudential Home (IO)
   4.299% due 02/25/22                                 28                  55
                                                                  ------------
                                                                        3,176
                                                                  ------------
Total Mortgage-Backed Securities                                       73,799
                                                                  ============
(Cost $74,200)

--------------------------------------------------------------------------------
ASSET-BACKED SECURITIES 2.1%
--------------------------------------------------------------------------------

LIBOR-Index Certificates
   6.100% due 08/31/98 (d)                          3,000               3,000
   9.063% due 10/01/03 (d)                          2,500               2,500
                                                                  ------------
Total Asset-Backed Securities                                           5,500
                                                                  ============
(Cost $5,500)

--------------------------------------------------------------------------------
SOVEREIGN ISSUES 4.9%
--------------------------------------------------------------------------------

Commonwealth of Canada
   5.290% due 04/08/97                              1,900               1,898
   5.410% due 04/15/97                              2,800               2,794
Republic of Argentina
   6.750% due 03/31/05 (d)                          8,924               7,976
                                                                  ------------
Total Sovereign Issues                                                 12,668
                                                                  ============
(Cost $11,943)

--------------------------------------------------------------------------------
FOREIGN CURRENCY-DENOMINATED ISSUES (c)(f) 3.5%
--------------------------------------------------------------------------------

Commonwealth of Canada
   4.250% due 12/01/26 (g)                  C$      5,120               3,663
Commonwealth of New Zealand
   4.500% due 02/15/16 (g)                  N$      8,000               5,395
Kingdom of Sweden
  10.250% due 05/05/00                      SK      1,000                 149
                                                                  ------------
Total Foreign Currency-Denominated Issued                               9,207
                                                                  ============
(Cost $9,296)

--------------------------------------------------------------------------------
SHORT-TERM INSTRUMENTS 34.8%
--------------------------------------------------------------------------------

CERTIFICATES OF DEPOSIT 1.2%
Banco Latino Americano
   6.400% due 03/31/98                        $     3,100               3,098
                                                                  ------------

DISCOUNT NOTES 29.4%
Abbott Laboratories
   5.310% due 04/08/97                              2,100               2,098
E.I. Du Pont de Neinours
   5.270% due 04/09/97                              6,200               6,193
   5.240% due 04/22/97                              4,000               3,988
Electricite de France
   5.300% due 04/28/97                              2,800               2,789
   5.290% due 05/06/97                              3,000               2,985
Ford Motor Credit Corp.
   5.310% due 04/07/97                              1,800               1,798
   5.320% due 04/09/97                              2,500               2,497
   5.320% due 04/10/97                              2,500               2,497
   5.300% due 04/23/97                              1,200               1,196
   5.280% due 04/29/97                              1,700               1,693
General Electric Capital Corp.
   5.250% due 04/25/97                              1,900               1,899
   5.550% due 05/06/97                             10,000               9,946
   5.320% due 05/07/97                                200                 199
General Motors Acceptance Corp.
   5.390% due 04/09/97                       $      4,700         $     4,694
   5.580% due 05/07/97                              2,000               1,989
KPW International Finance, Inc.
   5.520% due 04/28/97                              7,000               6,971
   5.290% due 04/29/97                              2,400               2,390
   5.390% due 04/29/97                              3,600               3,585
National Rural Utilities Cooperative
   5.310% due 04/08/97                              2,000               1,998
   5.380% due 05/02/97                              1,200               1,194
New Center Asset Trust
   5.570% due 06/24/97                              1,400               1,381
Pitney Bowes Credit Corp.
   5.270% due 04/15/97                              8,200               8,183
   5.280% due 05/14/97                              4,800               4,770
                                                                  ------------
                                                                       76,927
                                                                  ============
REPURCHASE AGREEMENT 1.6%
State Street Bank
   5.000% due 04/01/97                              4,321               4,321
                                                                  ------------
   (Dated 03/31/97. Collateralized by U.S.
   Treasury Bond 7.250% 05/15/16 valued at
   $4,412,146. Repurchase proceeds are
   $4,321,600.)

U.S. TREASURY BILLS 2.6%
   5.029% due 04/17/97-06/12/97 (b)(e)              6,785               6,751
                                                                  ------------

Total Short-Term Instruments                                           91,097
                                                                  ============
(Cost $91,1000)

TOTAL INVESTMENTS (A) 100.0%                                      $   261,705
(Cost $261,416)

OTHER ASSETS AND LIABILITIES (NET) 0.0%                                   131
                                                                  ------------

NET ASSETS 100.0%                                                 $   261,836
                                                                  ============

NOTES TO SCHEDULE OF INVESTMENTS ($ IN THOUSANDS)

(a) At March 31, 1997, the net unrealized appreciation (depreciation) of investments based on cost for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for all investments in
which there was an excess of value over the tax cost              $     1,299

Aggregate gross unrealized appreciation for all investments in
which there was an excess of tax cost over value                         (798)
                                                                  ------------

Unrealized appreciation-net                                       $       501
                                                                  ============

(b) Securities with an aggregate market value of $6.751 have been segregated with the custodian to cover margin requirements for the following open future contracts at March 31, 1997:

                                                                    Unrealized
Type                                         Contracts            Depreciation
--------------------------------------------------------------------------------
S&P 500 Index (6/97)                               417            $   (11,028)

--
54 SEE ACCOMPANYING NOTES
--

                                        Principal
                                           Amount                  Value
                                  ($ in thousands)       ($ in thousands)
=========================================================================
(c) Foreign forward currency contracts outstanding at March 31, 1997:
                   Principal
                      Amount                                   Unrealized
                     Covered          Expiration            Appreciation/
Type             by Contrast               Month           (depreciation)
-------------------------------------------------------------------------
Buy      BF          144,490               06/97           $        (526)
Sell                 144,490               06/97                     490
Sell     C$            2,128               07/97                       7
Sell                   2,814               09/97                      28
Sell     N$            7,905               04/97                      99
Buy      SK           23,772               04/97                    (120)
Sell                  25,615               04/97                     313
                                                           $         231
                                                           ==============

(d) Variable rate security. The rate listed is as of March 31, 1997.

(e) Securities are grouped by coupon and represent a range of maturities.

(f) Principal amount denoted in indicated currency.

         BF - Belgian Franc
         C$ - Canadian Dollar
         N$ - New Zealand Dollar
         SK - Swedish Krona

(g) Principal amount of the security is adjusted for inflation.

(h) Swap agreements outstanding at March 31, 1997:

                                            Notional           Unrealized
Type                                          Amount         Appreciation
-------------------------------------------------------------------------
Receive total return on S&P 500 Index and pay
floating rate based on 1 month LIBOR.

Broker: Deutsche Bank AG London
Exp. 06/30/97                              $  31,597         $          0

Broker: Lehman Brothers
Exp. 06/30/97                                 29,898                    0

Broker: Morgan Stanley
Exp. 09/30/97                                 40,722                    0
                                                             ------------
                                                             $          0
                                                             ============

                                                                              --
                                                       SEE ACCOMPANYING NOTES 55
                                                                              --

FINANCIAL HIGHLIGHTS

A, B AND C CLASSES
Selected Per Share Data for the Period Ended:               NET ASSET                          NET REALIZED        TOTAL INCOME
                                                            VALUE          NET                 AND UNREALIZED      FROM
                                                            BEGINNING      INVESTMENT          GAIN (LOSS)         INVESTMENT
                                                            OF PERIOD      INCOME              ON INVESTMENTS      OPERATIONS
                                                            ---------------------------------------------------------------------
LONG-TERM U.S. GOVERNMENT FUND
     Class A
     01/20/97 - 03/31/97                                    $    9.67      $     0.32          $    (0.47)         $     (0.15)
---------------------------------------------------------------------------------------------------------------------------------
     Class B
     01/20/97 - 03/31/97                                         9.67            0.29               (0.47)               (0.18)
---------------------------------------------------------------------------------------------------------------------------------
     Class C
     01/20/97 - 03/31/97                                         9.67            0.29               (0.47)               (0.18)
---------------------------------------------------------------------------------------------------------------------------------

FOREIGN BOND FUND
     Class A
     01/20/97 - 03/31/97                                    $   10.59      $     0.59          $    (0.72)         $     (0.13)
---------------------------------------------------------------------------------------------------------------------------------
     Class B
     01/20/97 - 03/31/97                                        10.59            0.58               (0.72)               (0.14)
---------------------------------------------------------------------------------------------------------------------------------
     Class C
     01/20/97 - 03/31/97                                        10.59            0.58               (0.72)               (0.14)
---------------------------------------------------------------------------------------------------------------------------------

GLOBAL BOND FUND II
     Class A
     10/01/96 - 03/31/97                                    $   10.96      $     0.66          $    (0.16)         $      0.50
---------------------------------------------------------------------------------------------------------------------------------
     09/30/96                                                   10.00            0.32 (b)            0.95                 1.27
---------------------------------------------------------------------------------------------------------------------------------
     Class B
     10/01/96 - 03/31/97                                        10.96            0.62               (0.16)                0.46
---------------------------------------------------------------------------------------------------------------------------------
     09/30/96                                                   10.00            0.30 (b)            0.92                 1.22
---------------------------------------------------------------------------------------------------------------------------------
     Class C
     10/01/96 - 03/31/97                                        10.96            0.62               (0.16)                0.46
---------------------------------------------------------------------------------------------------------------------------------
     09/30/96                                                   10.00            0.30 (b)            0.92                 1.22
---------------------------------------------------------------------------------------------------------------------------------

HIGH YIELD FUND
     Class A
     01/13/97 - 03/31/97                                    $   11.18      $     0.17          $    (0.05)         $      0.12
---------------------------------------------------------------------------------------------------------------------------------
     Class B
     01/13/97 - 03/31/97                                        11.18            0.15               (0.05)                0.10
---------------------------------------------------------------------------------------------------------------------------------
     Class C
     01/13/97 - 03/31/97                                        11.18            0.15               (0.05)                0.10
---------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN FUND
     Class A
     01/13/97 - 03/31/97                                    $   10.40      $     0.12          $    (0.12)         $      0.00
---------------------------------------------------------------------------------------------------------------------------------
     Class B
     01/13/97 - 03/31/97                                        10.40            0.11               (0.12)               (0.01)
---------------------------------------------------------------------------------------------------------------------------------
     Class C
     01/13/97 - 03/31/97                                        10.40            0.11               (0.12)               (0.01)
---------------------------------------------------------------------------------------------------------------------------------

REAL RETURN BOND FUND
     Class A
     01/29/97 - 03/31/97                                    $   10.00      $     0.11 (a)      $    (0.10) (a)     $      0.01
---------------------------------------------------------------------------------------------------------------------------------
     Class B
     01/29/97 - 03/31/97                                        10.00            0.09               (0.10)               (0.01)
---------------------------------------------------------------------------------------------------------------------------------
     Class C
     01/29/97 - 03/31/97                                        10.00            0.09               (0.10)               (0.01)
---------------------------------------------------------------------------------------------------------------------------------

LOW DURATION FUND
     Class A
     01/13/97 - 03/31/97                                    $   10.02      $     0.12          $    (0.03)         $      0.09
---------------------------------------------------------------------------------------------------------------------------------
     Class B
     01/13/97 - 03/31/97                                        10.02            0.10               (0.03)                0.07
---------------------------------------------------------------------------------------------------------------------------------
     Class C
     01/13/97 - 03/31/97                                        10.02            0.11               (0.03)                0.08
---------------------------------------------------------------------------------------------------------------------------------
                                                    DIVIDENDS         DIVIDENDS IN
                                                    FROM NET          EXCESS OF NET
                                                    INVESTMENT        INVESTMENT
                                                    INCOME            INCOME
                                                    ----------------------------------
LONG-TERM U.S. GOVERNMENT FUND
     Class A
     01/20/97 - 03/31/97                            $     (0.13)      $     0.00
--------------------------------------------------------------------------------------
     Class B
     01/20/97 - 03/31/97                                  (0.10)            0.00
--------------------------------------------------------------------------------------
     Class C
     01/20/97 - 03/31/97                                  (0.10)            0.00
--------------------------------------------------------------------------------------

FOREIGN BOND FUND
     Class A
     01/20/97 - 03/31/97                            $     (0.05)      $     0.00
--------------------------------------------------------------------------------------
     Class B
     01/20/97 - 03/31/97                                  (0.04)            0.00
--------------------------------------------------------------------------------------
     Class C
     01/20/97 - 03/31/97                                  (0.04)            0.00
--------------------------------------------------------------------------------------

GLOBAL BOND FUND II
     Class A
     10/01/96 - 03/31/97                            $     (0.22)      $     0.00
--------------------------------------------------------------------------------------
     09/30/96                                             (0.31)            0.00
--------------------------------------------------------------------------------------
     Class B
     10/01/96 - 03/31/97                                  (0.18)            0.00
--------------------------------------------------------------------------------------
     09/30/96                                             (0.26)            0.00
--------------------------------------------------------------------------------------
     Class C
     10/01/96 - 03/31/97                                  (0.18)            0.00
--------------------------------------------------------------------------------------
     09/30/96                                             (0.26)            0.00
--------------------------------------------------------------------------------------

HIGH YIELD FUND
     Class A
     01/13/97 - 03/31/97                            $     (0.20)      $     0.00
--------------------------------------------------------------------------------------
     Class B
     01/13/97 - 03/31/97                                  (0.18)            0.00
--------------------------------------------------------------------------------------
     Class C
     01/13/97 - 03/31/97                                  (0.18)            0.00
--------------------------------------------------------------------------------------

TOTAL RETURN FUND
     Class A
     01/13/97 - 03/31/97                            $     (0.13)      $     0.00
--------------------------------------------------------------------------------------
     Class B
     01/13/97 - 03/31/97                                  (0.12)            0.00
--------------------------------------------------------------------------------------
     Class C
     01/13/97 - 03/31/97                                  (0.12)            0.00
--------------------------------------------------------------------------------------

REAL RETURN BOND FUND
     Class A
     01/29/97 - 03/31/97                            $     (0.08)      $     0.00
--------------------------------------------------------------------------------------
     Class B
     01/29/97 - 03/31/97                                  (0.06)            0.00
--------------------------------------------------------------------------------------
     Class C
     01/29/97 - 03/31/97                                  (0.06)            0.00
--------------------------------------------------------------------------------------

LOW DURATION FUND
     Class A
     01/13/97 - 03/31/97                            $     (0.12)      $    (0.01)
--------------------------------------------------------------------------------------
     Class B
     01/13/97 - 03/31/97                                  (0.11)            0.00
--------------------------------------------------------------------------------------
     Class C
     01/13/97 - 03/31/97                                  (0.11)           (0.01)
--------------------------------------------------------------------------------------

+ Annualized
(a) Per share amounts based on average number of shares outstanding during the period.
(b) Reflects voluntary waiver of investment advisory fee of $12,041 (.01 per share) by the Advisor.
(c) The Ratio of Expenses to Average Net Assets without the waiver would have been 1.57%.
(d) The Ratio of Net Investment Income to Average Net Assets without the waiver would have been 4.58%.

--
56   SEE ACCOMPANYING NOTES
--


DISTRIBUTIONS     DISTRIBUTIONS                                                                                     RATIO OF
FROM NET          IN EXCESS OF     TAX BASIS                     NET ASSET                                          EXPENSES TO
REALIZED          NET REALIZED     RETURN OF    TOTAL            VALUE END OF                     NET ASSETS        AVERAGE NET
CAPITAL GAINS     CAPITAL GAINS    CAPITAL      DISTRIBUTIONS    PERIOD          TOTAL RETURN     END OF PERIOD     ASSETS
$  0.00           $  0.00          $  0.00      $ (0.13)         $  9.39          (1.72%)         $  1,204             1.12%+
------------------------------------------------------------------------------------------------------------------------------------
   0.00              0.00             0.00        (0.10)            9.39          (1.92)               454             1.87+
------------------------------------------------------------------------------------------------------------------------------------
   0.00              0.00             0.00        (0.10)            9.39          (1.83)               275             1.88+
------------------------------------------------------------------------------------------------------------------------------------

$  0.00           $  0.00          $  0.00      $ (0.05)         $ 10.41          (1.21%)         $    704             0.97+
------------------------------------------------------------------------------------------------------------------------------------
   0.00              0.00             0.00        (0.04)           10.41          (1.34)             1,221             1.75+
------------------------------------------------------------------------------------------------------------------------------------
   0.00              0.00             0.00        (0.04)           10.41          (1.32)             1,788             1.76+
------------------------------------------------------------------------------------------------------------------------------------

$ (0.40)          $  0.00          $  0.00      $ (0.62)         $ 10.84           4.55%          $  7,652             2.05%+
------------------------------------------------------------------------------------------------------------------------------------
   0.00              0.00             0.00        (0.31)           10.96          15.01              7,360             1.27(c)
------------------------------------------------------------------------------------------------------------------------------------
  (0.40)             0.00             0.00        (0.58)           10.84           4.17              3,925             2.57+
------------------------------------------------------------------------------------------------------------------------------------
   0.00              0.00             0.00        (0.26)           10.96          14.54              3,240             2.49(c)
------------------------------------------------------------------------------------------------------------------------------------
  (0.40)             0.00             0.00        (0.58)           10.84           4.17              5,323             2.43+
------------------------------------------------------------------------------------------------------------------------------------
   0.00              0.00             0.00        (0.26)           10.96          14.54              3,459             2.49(c)
------------------------------------------------------------------------------------------------------------------------------------

$  0.00           $  0.00          $  0.00      $ (0.20)         $ 11.10           1.06%          $ 28,873             0.92%+
------------------------------------------------------------------------------------------------------------------------------------
   0.00              0.00             0.00        (0.18)           11.10           0.86             60,629             1.67+
------------------------------------------------------------------------------------------------------------------------------------
   0.00              0.00             0.00        (0.18)           11.10           0.88            205,297             1.68+
------------------------------------------------------------------------------------------------------------------------------------

$  0.00           $  0.00          $  0.00      $ (0.13)         $ 10.27           0.02%          $115,742             0.91%+
------------------------------------------------------------------------------------------------------------------------------------
   0.00              0.00             0.00        (0.12)           10.27          (0.10)            74,130             1.67+
------------------------------------------------------------------------------------------------------------------------------------
   0.00              0.00             0.00        (0.12)           10.27          (0.11)           329,104             1.67+
------------------------------------------------------------------------------------------------------------------------------------

$  0.00           $  0.00          $  0.00      $ (0.08)         $  9.93           0.15%          $      1             0.90%+
------------------------------------------------------------------------------------------------------------------------------------
   0.00              0.00             0.00        (0.06)            9.93          (0.08)               509             1.59+
------------------------------------------------------------------------------------------------------------------------------------
   0.00              0.00             0.00        (0.06)            9.93          (0.07)               148             1.62+
------------------------------------------------------------------------------------------------------------------------------------

$  0.00           $  0.00          $  0.00      $ (0.13)         $  9.98           0.85%          $ 59,348             0.91%+
------------------------------------------------------------------------------------------------------------------------------------
   0.00              0.00             0.00        (0.11)            9.98           0.68              5,296             1.67+
------------------------------------------------------------------------------------------------------------------------------------
   0.00              0.00             0.00        (0.12)            9.98           0.75             63,606             1.42+
------------------------------------------------------------------------------------------------------------------------------------
RATIO OF NET
INVESTMENT
INCOME TO
AVERAGE NET          PORTFOLIO
ASSETS               TURNOVER RATE
6.91%+                 401.86%
------------------------------------------------------------------------------------------------------------------------------------
4.95+                  401.86
------------------------------------------------------------------------------------------------------------------------------------
5.52+                  401.86
------------------------------------------------------------------------------------------------------------------------------------

4.95%+                 983.74%
------------------------------------------------------------------------------------------------------------------------------------
3.73+                  983.74
------------------------------------------------------------------------------------------------------------------------------------
4.09+                  983.74
------------------------------------------------------------------------------------------------------------------------------------

5.60%+                 307.44%
------------------------------------------------------------------------------------------------------------------------------------
4.88(d)              1,245.62
------------------------------------------------------------------------------------------------------------------------------------
4.22+                  307.44
------------------------------------------------------------------------------------------------------------------------------------
4.09(d)              1,245.62
------------------------------------------------------------------------------------------------------------------------------------
4.14+                  307.44
------------------------------------------------------------------------------------------------------------------------------------
4.09(d)              1,245.62
------------------------------------------------------------------------------------------------------------------------------------

8.28%+                  67.19%
------------------------------------------------------------------------------------------------------------------------------------
7.52+                   67.19
------------------------------------------------------------------------------------------------------------------------------------
7.56+                   67.19
------------------------------------------------------------------------------------------------------------------------------------

6.08%+                 173.24%
------------------------------------------------------------------------------------------------------------------------------------
5.28+                  173.24
------------------------------------------------------------------------------------------------------------------------------------
5.32+                  173.24
------------------------------------------------------------------------------------------------------------------------------------

6.14%+                 160.34%
------------------------------------------------------------------------------------------------------------------------------------
3.43+                  160.34
------------------------------------------------------------------------------------------------------------------------------------
5.13+                  160.34
------------------------------------------------------------------------------------------------------------------------------------

5.84%+                 240.30%
------------------------------------------------------------------------------------------------------------------------------------
5.03+                  240.30
------------------------------------------------------------------------------------------------------------------------------------
5.36+                  240.30
------------------------------------------------------------------------------------------------------------------------------------

                                                                              --
                                                       SEE ACCOMPANYING NOTES 57
                                                                              --

Financial Highlights
A, B and C Classes (Cont.)
Selected Per Share Data for the Period Ended:

                                              Net Asset                  Net Realized    Total Income  Dividends     Dividends in
                                              Value        Net           and Unrealized  From          From Net      Excess of Net
                                              Beginning    Investment    Gain (Loss)     Investment    Investment    Investment
                                              of Period    Income        on Investments  Operations    Income        Income
                                             ------------  ------------- --------------  ------------  -----------   -------------
Short-Term Fund
 Class A
 01/20/97 - 03/31/97                          $   10.04    $    0.10     $   (0.03)      $    0.07     $   (0.10)    $   (0.01)
----------------------------------------     ------------  ------------- -------------   ------------  -----------   -------------
 Class B
 01/20/97 - 03/31/97                              10.04         0.09         (0.03)           0.06         (0.10)         0.00
----------------------------------------     ------------  ------------- -------------   ------------  -----------   -------------
 Class C
 01/20/97 - 03/31/97                              10.04         0.09         (0.03)           0.06         (0.10)         0.00
----------------------------------------     ------------  ------------- -------------   ------------  -----------   -------------

Money Market Fund
 Class A
 01/13/97 - 03/31/97                          $    1.00    $    0.01     $    0.00       $    0.01     $   (0.01)    $    0.00
----------------------------------------     ------------  ------------- -------------   ------------  -----------   -------------
 Class B
 01/13/97 - 03/31/97                               1.00         0.01          0.00            0.01         (0.01)         0.00
----------------------------------------     ------------  ------------- -------------   ------------  -----------   -------------
 Class C
 01/13/97 - 03/31/97                               1.00         0.01          0.00            0.01         (0.01)         0.00
----------------------------------------     ------------  ------------- -------------   ------------  -----------   -------------

StocksPLUS Fund
 Class A
 01/20/97 - 03/31/97                          $   11.91    $   (0.10)    $   (0.20)      $   (0.30)    $   (0.15)    $    0.00
----------------------------------------     ------------  ------------- -------------   ------------  -----------   -------------
 Class B
 01/20/97 - 03/31/97                              11.91        (0.13)        (0.20)          (0.33)        (0.14)         0.00
----------------------------------------     ------------  ------------- -------------   ------------  -----------   -------------
 Class C
 01/20/97 - 03/31/97                              11.91        (0.12)(a)     (0.20)(a)       (0.32)        (0.14)         0.00
----------------------------------------     ------------  ------------- -------------   ------------  -----------   -------------

+ Annualized
(a) Per share amounts based on average number of shares outstanding during the period.

[58] See accompanying notes

                                            Distrutions    Distributions
                                            From Net       in Excess of   Tax Basis                    Net Asset
                                            Realized       Net Realized   Return of    Total           Value End of
                                            Capital Gains  Capital Gains  Capital      Distributions   Period         Total Return
                                            -------------  -------------  ----------   --------------  -------------  -------------
Short-Term Fund
 Class A
 01/20/97 - 03/31/97                        $      0.00    $    0.00      $   0.00     $     (0.11)    $   10.00          0.66%
----------------------------------------    -------------  -------------  ----------   --------------  -------------  -------------
 Class B
 01/20/97 - 03/31/97                               0.00         0.00          0.00           (0.10)        10.00          0.58
----------------------------------------    -------------  -------------  ----------   --------------  -------------  -------------
 Class C
 01/20/97 - 03/31/97                               0.00         0.00          0.00           (0.10)        10.00          0.63
----------------------------------------    -------------  -------------  ----------   --------------  -------------  -------------

Money Market Fund
 Class A
 01/13/97 - 03/31/97                        $      0.00    $    0.00      $   0.00     $     (0.01)    $    1.00          1.01%
----------------------------------------    -------------  -------------  ----------   --------------  -------------  -------------
 Class B
 01/13/97 - 03/31/97                               0.00         0.00          0.00           (0.01)         1.00          0.83
----------------------------------------    -------------  -------------  ----------   --------------  -------------  -------------
 Class C
 01/13/97 - 03/31/97                               0.00         0.00          0.00           (0.01)         1.00          1.02
----------------------------------------    -------------  -------------  ----------   --------------  -------------  -------------

StocksPLUS Fund
 Class A
 01/20/97 - 03/31/97                        $      0.00    $    0.00      $   0.00     $     (0.15)    $   11.46         (2.59%)
----------------------------------------    -------------  -------------  ----------   --------------  -------------  -------------
 Class B
 01/20/97 - 03/31/97                               0.00         0.00          0.00           (0.14)        11.44         (2.81)
----------------------------------------    -------------  -------------  ----------   --------------  -------------  -------------
 Class C
 01/20/97 - 03/31/97                               0.00         0.00          0.00           (0.14)        11.45         (2.71)
----------------------------------------    -------------  -------------  ----------   --------------  -------------  -------------

                                                                             Ratio of Net
                                                               Ratio of      Investment
                                              Net Asset        Expenses to   Income to
                                              End of Period    Average Net   Average Net   Portfolio
                                              (000's)          Assets        Assets        Turnover Rate
                                              --------------   ------------  ------------  -------------
Short-Term Fund
 Class A
 01/20/97 - 03/31/97                          $       2,533        0.86% +       5.07% +      77.39%
----------------------------------------      --------------   ------------  ------------  ----------
 Class B
 01/20/97 - 03/31/97                                    114        1.62 +        4.83 +       77.39
----------------------------------------      --------------   ------------  ------------  ----------
 Class C
 01/20/97 - 03/31/97                                  1,359        1.14 +        4.78 +       77.39
----------------------------------------      --------------   ------------  ------------  ----------

Money Market Fund
 Class A
 01/13/97 - 03/31/97                          $      43,589        0.57% +       4.44% +       N/A
----------------------------------------      --------------   ------------  ------------  ----------
 Class B
 01/13/97 - 03/31/97                                  3,143        1.41 +        3.62 +        N/A
----------------------------------------      --------------   ------------  ------------  ----------
 Class C
 01/13/97 - 03/31/97                                 85,398        0.58 +        4.47 +        N/A
----------------------------------------      --------------   ------------  ------------  ----------

StocksPLUS Fund
 Class A
 01/20/97 - 03/31/97                          $       5,790        1.10%+      (10.69%) +     47.17%
----------------------------------------      --------------   ------------  ------------  ----------
 Class B
 01/20/97 - 03/31/97                                  8,281        1.88 +      (15.13) +      47.17
----------------------------------------      --------------   ------------  ------------  ----------
 Class C
 01/20/97 - 03/31/97                                 11,254        1.65 +      (12.79) +      47.17
----------------------------------------      --------------   -----------   ------------  ----------

+ Annualized
(a) Per share amounts based on average number of shares outstanding during the period.


                                                     See accompanying notes [59]

FINANCIAL HIGHLIGHTS
Institutional and Administrative Classes
Selected Per Share Data for the Year or Period Ended:

                       Net Asset               Net Realized    Total Income  Dividends   Dividends in   Distributions  Distributions
                       Value       Net         and Unrealized  From          From Net    Excess of Net  From Net       in Excess of
                       Beginning   Investment  Gain (Loss)     Investment    Investment  Investment     Realized       Net Realized
                       of Period   Income      on Investments  Operations    Income      Income         Capital Gains  Capital Gains
                       -------------------------------------------------------------------------------------------------------------
Long-Term
U.S. Government Fund
  Institutional Class
  03/31/97               $ 9.96     $0.79          $(0.35)       $ 0.44      $(0.68)     $ 0.00          $ 0.00          $(0.33)
-------------------------------------------------------------------------------------------------------------------------------
  03/31/96                 9.85      0.83            0.66          1.49       (0.68)      (0.04)          (0.50)          (0.16)
-------------------------------------------------------------------------------------------------------------------------------
  03/31/95                 9.96      0.60           (0.09)         0.51       (0.60)      (0.02)           0.00            0.00
-------------------------------------------------------------------------------------------------------------------------------
  03/31/94                11.36      0.62           (0.06)         0.56       (1.05)      (0.04)          (0.70)          (0.17)
-------------------------------------------------------------------------------------------------------------------------------
  03/31/93                10.82      0.70            1.66          2.36       (0.70)       0.00           (1.12)           0.00
-------------------------------------------------------------------------------------------------------------------------------

Foreign Bond Fund
  Institutional Class
  03/31/97               $10.50     $0.80          $ 1.00        $ 1.80      $(0.40)     $ 0.00          $(1.49)         $ 0.00
-------------------------------------------------------------------------------------------------------------------------------
  03/31/96                 9.38      0.96            1.03          1.99       (0.34)      (0.25)          (0.25)          (0.03)
-------------------------------------------------------------------------------------------------------------------------------
  03/31/95                10.18      0.38           (0.57)        (0.19)       0.00        0.00            0.00            0.00
-------------------------------------------------------------------------------------------------------------------------------
  03/31/94                10.34      0.55            0.27          0.82       (0.55)       0.00           (0.06)          (0.37)
-------------------------------------------------------------------------------------------------------------------------------
  12/03/92 - 03/31/93     10.00      0.16            0.34          0.50       (0.16)       0.00            0.00            0.00
-------------------------------------------------------------------------------------------------------------------------------

  Administrative Class
  01/28/97 - 03/31/97     10.54      0.59           (0.67)        (0.08)      (0.05)       0.00            0.00            0.00
-------------------------------------------------------------------------------------------------------------------------------

High Yield Fund
  Institutional Class
  03/31/97               $10.94     $0.92          $ 0.34        $ 1.26      $(0.97)     $ 0.00          $(0.13)         $ 0.00
-------------------------------------------------------------------------------------------------------------------------------
  03/31/96                10.42      1.04            0.54          1.58       (1.01)       0.00           (0.05)           0.00
-------------------------------------------------------------------------------------------------------------------------------
  03/31/95                10.52      0.99           (0.12)         0.87       (0.93)      (0.02)           0.00           (0.02)
-------------------------------------------------------------------------------------------------------------------------------
  03/31/94                10.41      0.90            0.18          1.08       (0.90)       0.00           (0.07)           0.00
-------------------------------------------------------------------------------------------------------------------------------
  12/16/92 - 03/31/93     10.00      0.24            0.41          0.65       (0.24)       0.00            0.00            0.00
-------------------------------------------------------------------------------------------------------------------------------

  Administrative Class
  03/31/97                10.94      0.85(a)         0.38(a)       1.23       (0.94)       0.00           (0.13)           0.00
-------------------------------------------------------------------------------------------------------------------------------
  03/31/96                10.41      1.02(a)         0.54(a)       1.56       (0.98)       0.00           (0.05)           0.00
-------------------------------------------------------------------------------------------------------------------------------
  01/16/95 - 03/31/95     10.14      0.23            0.25          0.48       (0.21)       0.00            0.00            0.00
-------------------------------------------------------------------------------------------------------------------------------

Total Return Fund
  Institutional Class
  03/31/97               $10.29     $0.68          $(0.02)       $ 0.66      $(0.66)     $(0.02)         $ 0.00          $ 0.00
-------------------------------------------------------------------------------------------------------------------------------
  03/31/96                10.02      0.81            0.29          1.10       (0.61)      (0.10)          (0.12)           0.00
-------------------------------------------------------------------------------------------------------------------------------
  03/31/95                10.25      0.64           (0.24)         0.40       (0.56)      (0.05)           0.00            0.00
-------------------------------------------------------------------------------------------------------------------------------
  03/31/94                10.91      0.68           (0.16)         0.52       (0.71)      (0.15)          (0.30)          (0.02)
-------------------------------------------------------------------------------------------------------------------------------
  03/31/93                10.46      0.76            0.76          1.52       (0.76)       0.00           (0.31)           0.00
-------------------------------------------------------------------------------------------------------------------------------

  Administrative Class
  03/31/97                10.29      0.66(a)        (0.02)(a)      0.64       (0.64)      (0.02)           0.00            0.00
-------------------------------------------------------------------------------------------------------------------------------
  03/31/96                10.01      0.80            0.29          1.09       (0.60)      (0.09)          (0.12)           0.00
-------------------------------------------------------------------------------------------------------------------------------
  09/07/94 - 03/31/95     10.00      0.31            0.06          0.37       (0.32)      (0.03)           0.00            0.00
-------------------------------------------------------------------------------------------------------------------------------

Real Return Bond Fund
  Institutional Class
  01/29/97 - 03/31/97    $ 9.92     $0.11          $(0.02)       $ 0.09      $(0.08)     $ 0.00          $ 0.00          $ 0.00
-------------------------------------------------------------------------------------------------------------------------------

Low Duration Fund
  Institutional Class
  03/31/97               $ 9.95     $0.64          $ 0.03        $ 0.67      $(0.63)     $(0.01)         $ 0.00          $ 0.00
-------------------------------------------------------------------------------------------------------------------------------
  03/31/96               $ 9.76      0.66            0.21          0.87       (0.68)       0.00            0.00            0.00
-------------------------------------------------------------------------------------------------------------------------------
  03/31/95                10.04      0.65           (0.30)         0.35       (0.54)       0.00            0.00            0.00
-------------------------------------------------------------------------------------------------------------------------------
  03/31/94                10.30      0.62           (0.16)         0.46       (0.64)      (0.03)          (0.05)           0.00
-------------------------------------------------------------------------------------------------------------------------------
  03/31/93                10.20      0.75            0.22          0.97       (0.74)       0.00           (0.13)           0.00
-------------------------------------------------------------------------------------------------------------------------------

  Administrative Class
  03/31/97                 9.95      0.62            0.03          0.65       (0.60)     $(0.02)           0.00            0.00
-------------------------------------------------------------------------------------------------------------------------------
  03/31/96                 9.76      0.63            0.21          0.84       (0.65)       0.00            0.00            0.00
-------------------------------------------------------------------------------------------------------------------------------
  12/31/94 - 03/31/95      9.67      0.18            0.07          0.25       (0.14)       0.00            0.00            0.00
-------------------------------------------------------------------------------------------------------------------------------

60 See accompanying notes

FINANCIAL HIGHLIGHTS
Institutional and Administrative Classes
Selected Per Share Data for the Year or Period Ended:

                                                                                                         Ratio of Net
                                                                                           Ratio of      Investment
                        Tax Basis                Net Asset                  Net Assets     Expenses to   Income to
                        Return of Total          Value End Of               End of Period  Average Net   Average Net  Portfolio
                        Capital   Distributions  Period       Total Return  (1,000's)      Assets        Assets       Turnover Rates
                        -------   -------------  ------       ------------  --------       ------        ------       --------------
Long-Term
U.S. Government Fund
  Institutional Class
  03/31/97               $ 0.00    $(1.01)        $ 9.39        4.48%        $    19,995     0.63%       7.63%            401.86%
--------------------------------------------------------------------------------------------------------------------------------
  03/31/96                 0.00     (1.38)          9.96       14.83              32,511     0.56        6.80             238.32
--------------------------------------------------------------------------------------------------------------------------------
  03/31/95                 0.00     (0.62)          9.85        5.50              32,349     0.50        6.62              88.92
--------------------------------------------------------------------------------------------------------------------------------
  03/31/94                 0.00     (1.96)          9.96        4.13              25,978     0.50        5.37              97.67
--------------------------------------------------------------------------------------------------------------------------------
  03/31/93                 0.00     (1.82)         11.36       23.42              22,946     0.50        6.16             320.08
--------------------------------------------------------------------------------------------------------------------------------

Foreign Bond Fund
  Institutional Class
  03/31/97               $ 0.00    $(1.89)        $10.41       17.69%        $   234,880     0.50%       7.88%            983.74%
--------------------------------------------------------------------------------------------------------------------------------
  03/31/96                 0.00     (0.87)         10.50       21.80             258,493     0.52        5.83           1,233.71
--------------------------------------------------------------------------------------------------------------------------------
  03/31/95                (0.61)    (0.61)          9.38       (1.85)            232,700     0.47        6.44             299.45
--------------------------------------------------------------------------------------------------------------------------------
  03/31/94                 0.00     (0.98)         10.18        7.79             498,521     0.54        5.12             260.34
--------------------------------------------------------------------------------------------------------------------------------
  12/03/92 - 03/31/93      0.00     (0.16)         10.34       16.23             178,895     0.65+       4.97+            122.55
--------------------------------------------------------------------------------------------------------------------------------

  Administrative Class
  01/28/97 - 03/31/97      0.00     (0.05)         10.41       (0.72)                 30     0.79+       7.63+            983.74
--------------------------------------------------------------------------------------------------------------------------------

High Yield Fund
  Institutional Class
  03/31/97              $  0.00    $(1.10)        $11.10       12.04%        $   744,498     0.50%       8.77%             67.19%
--------------------------------------------------------------------------------------------------------------------------------
  03/31/96                 0.00     (1.06)         10.94       15.70             536,983     0.47        9.28              65.79
--------------------------------------------------------------------------------------------------------------------------------
  03/31/95                 0.00     (0.97)         10.42        8.81             336,310     0.48        9.37              77.60
--------------------------------------------------------------------------------------------------------------------------------
  03/31/94                 0.00     (0.97)         10.52       10.65             219,976     0.50        8.40             112.40
--------------------------------------------------------------------------------------------------------------------------------
  12/16/92 - 03/31/93      0.00     (0.24)         10.41       24.43+             24,069     0.50+       8.24+           29.74
--------------------------------------------------------------------------------------------------------------------------------

  Administrative Class
  03/31/97                 0.00    $(1.07)         11.10       11.76              10,428     0.76        8.48              67.19
--------------------------------------------------------------------------------------------------------------------------------
  03/31/96                 0.00     (1.03)         10.94       15.54               1,007     0.80        9.16              65.79
--------------------------------------------------------------------------------------------------------------------------------
  01/16/95 - 03/31/95      0.00     (0.21)         10.41       4.66                   41     0.73+      10.12+           77.60
--------------------------------------------------------------------------------------------------------------------------------

Total Return Fund
  Institutional Class
  03/31/97              $  0.00    $(0.68)        $10.27       6.60%         $12,528,536     0.43%       6.60%            173.24%
--------------------------------------------------------------------------------------------------------------------------------
  03/31/96                 0.00     (0.83)         10.29      11.14           10,247,605     0.42        6.85             221.13
--------------------------------------------------------------------------------------------------------------------------------
  03/31/95                (0.02)    (0.63)         10.02       4.22            7,239,735     0.41        6.72              98.48
--------------------------------------------------------------------------------------------------------------------------------
  03/31/94                 0.00     (1.18)         10.25       4.55            5,008,160     0.41        6.27             176.74
--------------------------------------------------------------------------------------------------------------------------------
  03/31/93                 0.00     (1.07)         10.91      15.29            3,155,441     0.43        7.07              89.95
--------------------------------------------------------------------------------------------------------------------------------

  Administrative Class
  03/31/97                 0.00     (0.66)         10.27       6.34              151,194     0.68        6.35             173.24
--------------------------------------------------------------------------------------------------------------------------------
  03/31/96                 0.00     (0.81)         10.29      10.99              104,618     0.68        6.64             221.13
--------------------------------------------------------------------------------------------------------------------------------
  09/07/94 - 03/31/95     (0.01)    (0.36)         10.01       3.76                9,037     0.66+       6.54+             98.48
--------------------------------------------------------------------------------------------------------------------------------

Real Return Bond Fund
  Institutional Class
  01/29/97 - 03/31/97    $ 0.00    $(0.08)          9.93       0.09%               5,638     0.51%+      6.54%+           160.34%
--------------------------------------------------------------------------------------------------------------------------------

Low Duration Fund
  Institutional Class
  03/31/97               $ 0.00    $(0.64)        $ 9.98       6.97%         $ 2,797,001     0.43%       6.46%            240.30%
--------------------------------------------------------------------------------------------------------------------------------
  03/31/96                 0.00     (0.68)          9.95       9.13            2,677,574     0.42        6.88             208.79
--------------------------------------------------------------------------------------------------------------------------------
  03/31/95                (0.09)    (0.63)          9.76       3.60            2,332,032     0.41        6.46              77.14
--------------------------------------------------------------------------------------------------------------------------------
  03/31/94                 0.00     (0.72)         10.04       4.56            2,298,255     0.43        6.05              42.69
--------------------------------------------------------------------------------------------------------------------------------
  03/31/93                 0.00     (0.87)         10.30       9.91            1,403,594     0.45        7.21              67.51
--------------------------------------------------------------------------------------------------------------------------------

  Administrative Class
  03/31/97                 0.00     (0.62)          9.98       6.71               23,564     0.68        6.21             240.30
--------------------------------------------------------------------------------------------------------------------------------
  03/31/96                 0.00     (0.65)          9.95       8.83                2,536     0.69        6.73             208.79
--------------------------------------------------------------------------------------------------------------------------------
  12/31/94 - 03/31/95     (0.02)    (0.16)          9.76       2.53                  771     0.66+       6.93+             77.14
--------------------------------------------------------------------------------------------------------------------------------

+   Annualized
(a) Per share amounts based on average number of shares outstanding during the period.

                                                       See accompanying notes 61

Financial Highlights
Institutional And Adminstrative Classes (Cont.)
Selected Per Share Data For The Year Or Period Ended

                           Net Asset                  Net Realized      Total Income    Dividends     Dividends In     Distributions
                           Value        Net           And Unrealized    From            From Net      Excess Of Net    From Net
                           Beginning    Investment    Gain (Loss)       Investment      Investment    Investment       Realized
                           Of Period    Income        On Investments    Operations      Income        Income           Capital Gains
                           ---------------------------------------------------------------------------------------------------------
Short-term Fund
  Institutional Class
  03/31/97                  $ 9.92       $ 0.61          $ 0.08           $ 0.69         $(0.59)         $(0.02)         $ 0.00
------------------------------------------------------------------------------------------------------------------------------------
  03/31/96                    9.79         0.69            0.12             0.81          (0.65)          (0.03)           0.00
------------------------------------------------------------------------------------------------------------------------------------
  03/31/95                    9.92         0.56           (0.13)            0.43          (0.55)          (0.01)           0.00
------------------------------------------------------------------------------------------------------------------------------------
  03/31/94                   10.03         0.48           (0.12)            0.36          (0.47)           0.00            0.00
------------------------------------------------------------------------------------------------------------------------------------
  03/31/93                   10.01         0.37            0.02             0.39          (0.37)           0.00            0.00
------------------------------------------------------------------------------------------------------------------------------------

  Administrative Class
  03/31/97                    9.92         0.58            0.08             0.66          (0.57)          (0.01)           0.00
------------------------------------------------------------------------------------------------------------------------------------
  02/01/96 - 03/31/96         9.98         0.11           (0.07)            0.04          (0.10)           0.00            0.00
------------------------------------------------------------------------------------------------------------------------------------

Money Market Fund
  Institutional Class
  03/31/97                  $ 1.00       $ 0.05          $ 0.00           $ 0.05         $(0.05)         $ 0.00          $ 0.00
------------------------------------------------------------------------------------------------------------------------------------
  11/01/95 - 03/31/96         1.00         0.02            0.00             0.02          (0.02)           0.00            0.00
------------------------------------------------------------------------------------------------------------------------------------
  10/31/95                    1.00         0.06            0.00             0.06          (0.06)           0.00            0.00
------------------------------------------------------------------------------------------------------------------------------------
  10/31/94                    1.00         0.03            0.00             0.03          (0.03)           0.00            0.00
------------------------------------------------------------------------------------------------------------------------------------
  10/31/93                    1.00         0.03            0.00             0.03          (0.03)           0.00            0.00
------------------------------------------------------------------------------------------------------------------------------------
  10/31/92                    1.00         0.04            0.00             0.04          (0.04)           0.00            0.00
------------------------------------------------------------------------------------------------------------------------------------

  Administrative Class
  03/31/97                    1.00         0.05            0.00             0.05          (0.05)           0.00            0.00
------------------------------------------------------------------------------------------------------------------------------------
  11/01/95 - 03/31/96         1.00         0.02            0.00             0.02          (0.02)           0.00            0.00
------------------------------------------------------------------------------------------------------------------------------------
  01/24/95 - 10/31/95         1.00         0.05            0.00             0.05          (0.05)           0.00            0.00
------------------------------------------------------------------------------------------------------------------------------------

Stocksplus Fund
  Institutional Class
  03/31/97                  $11.16       $ 1.27          $ 0.82           $ 2.09         $(1.27)         $ 0.00          $(0.52)
------------------------------------------------------------------------------------------------------------------------------------
  03/31/96                   10.48         0.91            2.48             3.39          (1.05)           0.00           (1.62)
------------------------------------------------------------------------------------------------------------------------------------
  03/31/95                    9.52         1.03            0.69             1.72          (0.76)           0.00            0.00
------------------------------------------------------------------------------------------------------------------------------------
  05/14/93 - 03/31/94        10.00         0.34            0.10             0.44          (0.34)          (0.01)          (0.10)
------------------------------------------------------------------------------------------------------------------------------------

  Administrative Class
  01/07/97 - 03/31/97        11.56         0.14           (0.09)            0.05          (0.15)           0.00            0.00
------------------------------------------------------------------------------------------------------------------------------------

+ Annualized

62 See accompanying notes

                                                                                                                Ratio of
                         Distributions                                               Net         Ratio of     Net Invest-
                         in Excess of   Tax Basis                 Net Asset          Assets End  Expenses to  ment Income  Portfolio
                         Net Realized   Return of  Total          Value End  Total   of Period   Average Net  to Average   Turnover
                         Capital Gains  Capital    Distributions  of Period  Return  (000's)     Assets       Net Assets   Rate
                         -----------------------------------------------------------------------------------------------------------
Short-term Fund
  Institutional Class
  03/31/97                  $ 0.00       $ 0.00     $(0.61)        $10.00     7.12%   $156,515      0.47%        6.12%       77.39%
------------------------------------------------------------------------------------------------------------------------------------
  03/31/96                    0.00         0.00      (0.68)          9.92     8.49     101,797      0.58         6.86       214.78
------------------------------------------------------------------------------------------------------------------------------------
  03/31/95                    0.00         0.00      (0.56)          9.79     4.46      90,114      0.50         5.67        79.30
------------------------------------------------------------------------------------------------------------------------------------
  03/31/94                    0.00         0.00      (0.47)          9.92     3.66      73,176      0.50         4.87        45.81
------------------------------------------------------------------------------------------------------------------------------------
  03/31/93                    0.00         0.00      (0.37)         10.03     3.94      46,905      0.50         3.67        54.50
------------------------------------------------------------------------------------------------------------------------------------

  Administrative Class
  03/31/97                    0.00         0.00      (0.58)         10.00     6.86       4,513      0.72         5.87        77.39
------------------------------------------------------------------------------------------------------------------------------------
  02/01/96 - 03/31/96         0.00         0.00      (0.10)          9.92     0.41       3,999      0.52+        4.44+      214.78
------------------------------------------------------------------------------------------------------------------------------------

Money Market Fund
  Institutional Class
  03/31/97                  $ 0.00       $ 0.00     $(0.05)        $ 1.00     5.19%   $ 23,497      0.40%        5.08%      N/A
------------------------------------------------------------------------------------------------------------------------------------
  11/01/95 - 03/31/96         0.00         0.00      (0.02)          1.00     2.58      25,935      0.33+        5.44+      N/A
------------------------------------------------------------------------------------------------------------------------------------
  10/31/95                    0.00         0.00      (0.06)          1.00     5.67       7,741      0.40         5.53       N/A
------------------------------------------------------------------------------------------------------------------------------------
  10/31/94                    0.00         0.00      (0.03)          1.00     3.53       7,454      0.40         3.52       N/A
------------------------------------------------------------------------------------------------------------------------------------
  10/31/93                    0.00         0.00      (0.03)          1.00     2.83       5,836      0.40         2.78       N/A
------------------------------------------------------------------------------------------------------------------------------------
  10/31/92                    0.00         0.00      (0.04)          1.00     3.85       7,817      0.40         4.02       N/A
------------------------------------------------------------------------------------------------------------------------------------

  Administrative Class
  03/31/97                    0.00         0.00      (0.05)          1.00     4.94          12      0.66         4.83       N/A
------------------------------------------------------------------------------------------------------------------------------------
  11/01/95 - 03/31/96         0.00         0.00      (0.02)          1.00     2.47          10      0.61+        5.95+      N/A
------------------------------------------------------------------------------------------------------------------------------------
  01/24/95 - 10/31/95         0.00         0.00      (0.05)          1.00     4.21          10      0.68+        5.94+      N/A
------------------------------------------------------------------------------------------------------------------------------------

Stocksplus Fund
  Institutional Class
  03/31/97                  $ 0.00       $ 0.00     $(1.79)        $11.46    19.44%   $235,829      0.65%       11.78%       47.17%
------------------------------------------------------------------------------------------------------------------------------------
  03/31/96                   (0.04)        0.00      (2.71)         11.16    34.07     151,869      0.70        15.23       101.67
------------------------------------------------------------------------------------------------------------------------------------
  03/31/95                    0.00         0.00      (0.76)         10.48    18.64      46,498      0.50        11.89       176.98
------------------------------------------------------------------------------------------------------------------------------------
  05/14/93 - 03/31/94        (0.47)        0.00      (0.92)          9.52     1.55      14,330      0.50+        4.00+       33.29
------------------------------------------------------------------------------------------------------------------------------------

  Administrative Class
  01/07/97 - 03/31/97         0.00         0.00      (0.15)         11.46     0.34         682      0.95+        4.83+       47.17
------------------------------------------------------------------------------------------------------------------------------------



                                                       See accompanying notes 63

Statement of Assets and Liabilities
March 31, 1997

Amounts in thousands, except per share amounts             Long-Term U.S.    Foreign      Global          High          Total
                                                           Gov't. Fund       Bond Fund    Bond Fund II    Yield Fund    Return Fund
                                                           -------------------------------------------------------------------------
Assets:
Investments, at value                                          $31,618       $468,098       $29,271       $1,019,593    $13,968,846
------------------------------------------------------------------------------------------------------------------------------------
Cash and foreign currency                                            5            880            70                0         15,161
------------------------------------------------------------------------------------------------------------------------------------
Receivable for investments and foreign currency sold               699        189,971         5,917           47,274        539,341
------------------------------------------------------------------------------------------------------------------------------------
Receivable for Fund shares sold                                      7          2,376            23            2,308         32,523
------------------------------------------------------------------------------------------------------------------------------------
Variation margin receivable                                          0             17             1                0              0
------------------------------------------------------------------------------------------------------------------------------------
Interest and dividends receivable                                  225          7,204           462           22,615        105,489
------------------------------------------------------------------------------------------------------------------------------------
Other assets                                                         0              0             3                1              0
------------------------------------------------------------------------------------------------------------------------------------
                                                                32,554        668,546        35,747        1,091,791     14,661,360
------------------------------------------------------------------------------------------------------------------------------------

Liabilities:
Payable for investments and foreign currency purchased         $10,550       $429,330       $18,741       $    5,439    $ 1,375,168
------------------------------------------------------------------------------------------------------------------------------------
Written options outstanding                                         46              0             0                0         26,352
------------------------------------------------------------------------------------------------------------------------------------
Payable for Fund shares redeemed                                     2            319            29           33,604         39,825
------------------------------------------------------------------------------------------------------------------------------------
Dividends payable                                                   12            168            15            1,431         13,501
------------------------------------------------------------------------------------------------------------------------------------
Accrued investment advisor's fee                                     4             48             3              235          2,721
------------------------------------------------------------------------------------------------------------------------------------
Accrued administrator's fee                                          5             48             6              272          2,052
------------------------------------------------------------------------------------------------------------------------------------
Accrued distribution fee                                             0              1             6              168            280
------------------------------------------------------------------------------------------------------------------------------------
Accrued servicing fee                                                0              1             3               62            105
------------------------------------------------------------------------------------------------------------------------------------
Variation margin payable                                             2              0             3                0          2,360
------------------------------------------------------------------------------------------------------------------------------------
Other accrued expenses and liabilities                               5              8            41            1,215            290
------------------------------------------------------------------------------------------------------------------------------------
                                                                10,626        429,923        18,847           42,426      1,452,654
------------------------------------------------------------------------------------------------------------------------------------

Net Assets                                                     $21,928       $238,623       $16,900       $1,049,365    $13,198,706
------------------------------------------------------------------------------------------------------------------------------------

Net Assets Consist of:
Paid in capital                                                $23,923       $228,779       $16,269       $1,104,517    $13,358,162
------------------------------------------------------------------------------------------------------------------------------------
Undistributed (overdistributed) net investment income              438         12,308           701            1,003        (25,279)
------------------------------------------------------------------------------------------------------------------------------------
Accumulated undistributed net realized gain (loss)              (2,025)        (1,501)          169          (78,320)       (63,168)
------------------------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)                        (408)          (963)         (239)          22,165        (71,009)
------------------------------------------------------------------------------------------------------------------------------------
                                                               $21,928       $238,623       $16,900       $1,049,365    $13,198,706
------------------------------------------------------------------------------------------------------------------------------------

Shares Issued and Outstanding
Class A                                                            128             68           706            2,602         11,268
------------------------------------------------------------------------------------------------------------------------------------
Class B                                                             48            117           362            5,431          7,217
------------------------------------------------------------------------------------------------------------------------------------
Class C                                                             29            172           491           18,499         32,039
------------------------------------------------------------------------------------------------------------------------------------
Institutional Classes                                            2,129         22,562             0           68,021      1,234,375
------------------------------------------------------------------------------------------------------------------------------------

Net Asset Value and Redemption Price* Per Share
  (Net Assets Per Share Outstanding)
Class A                                                        $  9.39       $  10.41       $ 10.84       $    11.10    $     10.27
------------------------------------------------------------------------------------------------------------------------------------
Class B                                                           9.39          10.41         10.84            11.10          10.27
------------------------------------------------------------------------------------------------------------------------------------
Class C                                                           9.39          10.41         10.84            11.10          10.27
------------------------------------------------------------------------------------------------------------------------------------
Institutional Class                                               9.39          10.41             0            11.10          10.27
------------------------------------------------------------------------------------------------------------------------------------
Administrative Class                                                 0          10.41             0            11.10          10.27
------------------------------------------------------------------------------------------------------------------------------------

Cost of Investments Owned                                       32,024        476,436        29,914          997,705     14,009,795
------------------------------------------------------------------------------------------------------------------------------------
Cost of Foreign Currency Held                                        0            869            55                0              3
------------------------------------------------------------------------------------------------------------------------------------

* With respect to the Retail Classes, the redemption price varies by the length of time shares are held.


64 See accompanying notes

Amounts in thousands, except per share amounts             Real Return    Low              Short-Term    Money          StocksPLUS
                                                           Bond Fund      Duration Fund    Fund          Market Fund    Fund
                                                           -------------------------------------------------------------------------
Assets:
Investments, at value                                       $10,417       $3,522,559        $171,244      $143,236      $261,705
------------------------------------------------------------------------------------------------------------------------------------
Cash and foreign currency                                         1               46             128            65             1
------------------------------------------------------------------------------------------------------------------------------------
Receivable for investments and foreign currency sold          4,067           47,432             149            37         6,801
------------------------------------------------------------------------------------------------------------------------------------
Receivable for Fund shares sold                                  37           19,315           1,155        17,151         2,265
------------------------------------------------------------------------------------------------------------------------------------
Variation margin receivable                                       0                0               1             0             0
------------------------------------------------------------------------------------------------------------------------------------
Interest and dividends receivable                                10           23,143             869           129         1,614
------------------------------------------------------------------------------------------------------------------------------------
Other assets                                                      0               26               0             0             2
------------------------------------------------------------------------------------------------------------------------------------
                                                             14,532        3,612,521         173,546       160,618       272,388
------------------------------------------------------------------------------------------------------------------------------------

Liabilities:
Payable for investments and foreign currency purchased      $ 8,234       $  591,127        $  5,666      $      0      $  4,026
------------------------------------------------------------------------------------------------------------------------------------
Written options outstanding                                       0               91               0             0             0
------------------------------------------------------------------------------------------------------------------------------------
Payable for Fund shares redeemed                                  0           68,652           2,603         4,363         2,721
------------------------------------------------------------------------------------------------------------------------------------
Dividends payable                                                 0            2,534             170           471            26
------------------------------------------------------------------------------------------------------------------------------------
Accrued investment advisor's fee                                  1              620              31            15            88
------------------------------------------------------------------------------------------------------------------------------------
Accrued administrator's fee                                       1              469              25            33            58
------------------------------------------------------------------------------------------------------------------------------------
Accrued distribution fee                                          0               29               1             1             9
------------------------------------------------------------------------------------------------------------------------------------
Accrued servicing fee                                             0               26               1             9             5
------------------------------------------------------------------------------------------------------------------------------------
Variation margin payable                                          0               19               0             0         3,613
------------------------------------------------------------------------------------------------------------------------------------
Other accrued expenses and liabilities                            0              139              15            87             6
------------------------------------------------------------------------------------------------------------------------------------
                                                              8,236          663,706           8,512         4,979        10,552
------------------------------------------------------------------------------------------------------------------------------------

Net Assets                                                  $ 6,296       $2,948,815        $165,034      $155,639      $261,836
------------------------------------------------------------------------------------------------------------------------------------

Net Assets Consist of:
Paid in capital                                             $ 6,345       $2,979,134        $164,930      $155,639      $258,263
------------------------------------------------------------------------------------------------------------------------------------
Undistributed (overdistributed) net investment income            19           (7,032)           (208)            0         2,028
------------------------------------------------------------------------------------------------------------------------------------
Accumulated undistributed net realized gain (loss)               (1)          (9,405)            205             0        11,988
------------------------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)                      (67)         (13,882)            107             0       (10,443)
------------------------------------------------------------------------------------------------------------------------------------
                                                            $ 6,296       $2,948,815        $165,034      $155,639      $261,836
------------------------------------------------------------------------------------------------------------------------------------

Shares Issued and Outstanding
Class A                                                           0            5,945             253        43,589           505
------------------------------------------------------------------------------------------------------------------------------------
Class B                                                          51              531              11         3,143           724
------------------------------------------------------------------------------------------------------------------------------------
Class C                                                          15            6,372             136        85,398           983
------------------------------------------------------------------------------------------------------------------------------------
Institutional Classes                                           568          282,554          16,099        23,509        20,634
------------------------------------------------------------------------------------------------------------------------------------

Net Asset Value and Redemption Price* Per Share
  (Net Assets Per Share Outstanding)
Class A                                                     $  9.93       $     9.98        $  10.00      $   1.00      $  11.46
------------------------------------------------------------------------------------------------------------------------------------
Class B                                                        9.93             9.98           10.00          1.00         11.44
------------------------------------------------------------------------------------------------------------------------------------
Class C                                                        9.93             9.98           10.00          1.00         11.45
------------------------------------------------------------------------------------------------------------------------------------
Institutional Class                                            9.93             9.98           10.00          1.00         11.46
------------------------------------------------------------------------------------------------------------------------------------
Administrative Class                                              0             9.98           10.00          1.00         11.46
------------------------------------------------------------------------------------------------------------------------------------

Cost of Investments Owned                                    10,497        3,541,785         171,396       143,236       261,416
------------------------------------------------------------------------------------------------------------------------------------
Cost of Foreign Currency Held                                     0                0               0             0             0
------------------------------------------------------------------------------------------------------------------------------------




                                                       See accompanying notes 65

Statement of Operations
for the year or period ended March 31, 1997

$ in thousands                              LONG-TERM
                                            U.S. GOV'T. FUND    FOREIGN BOND FUND   GLOBAL BOND FUND II      TOTAL RETURN FUND
                                            ----------------------------------------------------------------------------------
Investment Income:
Interest                                        $ 2,124               $18,126             $ 577                    $820,530
---------------------------------------------------------------------------------------------------------------------------
Dividends                                             0                     0                 0                       1,523
---------------------------------------------------------------------------------------------------------------------------
     Total Income                                 2,124                18,126               577                     822,053
===========================================================================================================================

Expenses:
Investment advisory fees                             65                   541                42                      29,232
---------------------------------------------------------------------------------------------------------------------------
Administration fees                                  65                   541                15                      21,266
---------------------------------------------------------------------------------------------------------------------------
Distribution fees - Class B                           0                     1                14                         105
---------------------------------------------------------------------------------------------------------------------------
Distribution fees - Class C                           0                     1                17                         500
---------------------------------------------------------------------------------------------------------------------------
Servicing fees - Class A                              0                     0                10                          47
---------------------------------------------------------------------------------------------------------------------------
Servicing fees - Class B                              0                     0                 5                          35
---------------------------------------------------------------------------------------------------------------------------
Servicing fees - Class C                              0                     0                 6                         167
---------------------------------------------------------------------------------------------------------------------------
Distribution fees - Administrative  Class             0                     0                 0                         341
---------------------------------------------------------------------------------------------------------------------------
Trustees' fees                                        0                     0                 0                          21
---------------------------------------------------------------------------------------------------------------------------
Reorganization costs                                 31                    29                20                          25
---------------------------------------------------------------------------------------------------------------------------
Custodian and transfer agent fees                     0                     0                23                           0
---------------------------------------------------------------------------------------------------------------------------
Registration fees                                     0                     0                19                           0
---------------------------------------------------------------------------------------------------------------------------
Miscellaneous                                         0                     0                18                           0
---------------------------------------------------------------------------------------------------------------------------
     Total expenses                                 161                 1,113               189                      51,739
---------------------------------------------------------------------------------------------------------------------------
Net Investment Income                             1,963                17,013               388                     770,314
===========================================================================================================================

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on investments            (156)               15,065               271                     (31,830)
---------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on futures
  contracts and written options                    (275)                2,133                53                     (29,476)
---------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on foreign
  currency transactions                               0                 8,456               492                       3,378
---------------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation
  (depreciation) on investments                    (780)               (7,349)             (738)                    (15,704)
---------------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation
  (depreciation) on futures contracts
  and written options                               178                  (723)              (83)                     27,904
---------------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation on
  assets and liabilities denominated in
  foreign currencies                                  0                   594               246                       3,259
---------------------------------------------------------------------------------------------------------------------------

Net gain (loss)                                  (1,033)               18,176               241                     (42,469)
---------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Assets
  Resulting From Operations                     $   930               $35,189             $ 629                    $727,845
===========================================================================================================================

66   See accompanying notes

Statement of Operations
For the year or period ended March 31, 1997

$ in thousands                              REAL RETURN                                                                STOCKSPLUS
                                            BOND FUND      LOW DURATION FUND   SHORT-TERM FUND     MONEY MARKET FUND      FUND
                                            -------------------------------------------------------------------------------------
Investment Income:
Interest                                     $ 68             $187,704             $8,209              $2,484           $ 23,329
--------------------------------------------------------------------------------------------------------------------------------
Dividends                                       0                1,719                  0                   0                 13
--------------------------------------------------------------------------------------------------------------------------------
     Total Income                              68              189,423              8,209               2,484             23,342
================================================================================================================================

Expenses:
Investment advisory fees                        2                6,877                311                  68                779
--------------------------------------------------------------------------------------------------------------------------------
Administration fees                             3                5,005                250                 118                492
--------------------------------------------------------------------------------------------------------------------------------
Distribution fees - Class B                     0                    7                  0                   3                  6
--------------------------------------------------------------------------------------------------------------------------------
Distribution fees - Class C                     0                   62                  0                   0                  7
--------------------------------------------------------------------------------------------------------------------------------
Servicing fees - Class A                        0                   28                  1                   5                  2
--------------------------------------------------------------------------------------------------------------------------------
Servicing fees - Class B                        0                    2                  0                   1                  2
--------------------------------------------------------------------------------------------------------------------------------
Servicing fees - Class C                        0                   31                  0                  12                  4
--------------------------------------------------------------------------------------------------------------------------------
Distribution fees - Administrative  Class       0                   21                 10                   0                  0
--------------------------------------------------------------------------------------------------------------------------------
Trustees' fees                                  0                    5                  0                   0                  0
--------------------------------------------------------------------------------------------------------------------------------
Reorganization costs                            0                   23                 21                  20                 22
--------------------------------------------------------------------------------------------------------------------------------
Custodian and transfer agent fees               0                    0                  0                   0                  0
--------------------------------------------------------------------------------------------------------------------------------
Registration fees                               0                    0                  0                   0                  0
--------------------------------------------------------------------------------------------------------------------------------
Miscellaneous                                   0                    0                  0                   0                  0
--------------------------------------------------------------------------------------------------------------------------------
     Total expenses                             5               12,061                593                 227              1,314
--------------------------------------------------------------------------------------------------------------------------------
Net Investment Income                          63              177,362              7,616               2,257             22,028
================================================================================================================================

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on investments         4                 (205)               302                   0                109
--------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on futures
  contracts and written options                 0                  179                 22                   0             19,186
--------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on foreign
  currency transactions                        (3)               1,671                (42)                  0               (106)
--------------------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation
  (depreciation) on investments               (80)                 294                486                   0                311
--------------------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation
  (depreciation) on futures contracts
  and written options                           0                2,772                (19)                  0            (11,190)
--------------------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation on
  assets and liabilities denominated in
  foreign currencies                           13                1,288                153                   0                234
--------------------------------------------------------------------------------------------------------------------------------

Net gain (loss)                               (66)               5,999                902                   0              8,544
--------------------------------------------------------------------------------------------------------------------------------

Net Increase (Decrease) in Assets
  Resulting From Operations                  $ (3)            $183,361             $8,518              $2,257           $ 30,572
================================================================================================================================

                                                    See accompanying notes    67

STATEMENT OF CHANGES IN NET ASSETS

                                  Long-Term
$ in thousands                    U.S. Gov't Fund          Foreign Bond Fund        Global Bond Fund II      High Yield Fund
                                  ----------------------   ----------------------   ----------------------   ----------------------
                                  Year Ended  Year Ended   Year Ended  Year Ended   Six Months  Year Ended   Year Ended  Year Ended
                                                                                         Ended
                                     3/31/97     3/31/96      3/31/97     3/31/96      3/31/97     9/30/96      3/31/97     3/31/96
Increase (Decrease) in
  Net Assets From:

Operations
Net investment income            $  1,963      $  2,494    $  17,013   $ 14,026     $   388     $   439      $   68,899   $  42,773
-----------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss)             (431)        3,539       25,654     26,188         816         511          15,566       9,316
-----------------------------------------------------------------------------------------------------------------------------------
Net change in unrealized
  appreciation (depreciation)        (602)         (442)      (7,478)     6,805        (575)        336           1,240      11,913
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)
  resulting from operations           930         5,591       35,189     47,019         629       1,286          85,705      64,002
-----------------------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders
From net investment income
  Class A                             (10)            0           (1)         0        (151)       (303)           (502)          0
-----------------------------------------------------------------------------------------------------------------------------------
  Class B                              (2)            0           (2)         0         (56)        (51)           (820)          0
-----------------------------------------------------------------------------------------------------------------------------------
  Class C                              (1)            0           (3)         0         (69)        (54)         (3,086)          0
-----------------------------------------------------------------------------------------------------------------------------------
  Institutional Classes            (1,773)       (2,372)      (7,980)    (8,030)          0           0         (64,509)    (42,778)
-----------------------------------------------------------------------------------------------------------------------------------
In excess of net investment
 income
  Class A                               0             0            0          0           0           0               0           0
-----------------------------------------------------------------------------------------------------------------------------------
  Class B                               0             0            0          0           0           0               0           0
-----------------------------------------------------------------------------------------------------------------------------------
  Class C                               0             0            0          0           0           0               0           0
-----------------------------------------------------------------------------------------------------------------------------------
  Institutional Classes                 0          (122)           0     (5,997)          0           0               0           0
-----------------------------------------------------------------------------------------------------------------------------------
From net realized capital gains
  Class A                               0             0            0          0        (302)          0               0           0
-----------------------------------------------------------------------------------------------------------------------------------
  Class B                               0             0            0          0        (133)          0               0           0
-----------------------------------------------------------------------------------------------------------------------------------
  Class C                               0             0            0          0        (165)          0               0           0
-----------------------------------------------------------------------------------------------------------------------------------
  Institutional Classes                 0        (1,698)      (24,345)   (5,828)          0           0          (9,254)     (2,427)
-----------------------------------------------------------------------------------------------------------------------------------
In excess of net realized
 capital gains
  Class A                               0             0            0          0           0           0               0           0
-----------------------------------------------------------------------------------------------------------------------------------
  Class B                               0             0            0          0           0           0               0           0
-----------------------------------------------------------------------------------------------------------------------------------
  Class C                               0             0            0          0           0           0               0           0
-----------------------------------------------------------------------------------------------------------------------------------
  Institutional Classes              (693)         (518)           0       (685)          0           0               0           0
-----------------------------------------------------------------------------------------------------------------------------------
Tax basis return of capital
  Class A                               0             0            0          0           0           0               0           0
-----------------------------------------------------------------------------------------------------------------------------------
  Class B                               0             0            0          0           0           0               0           0
-----------------------------------------------------------------------------------------------------------------------------------
  Class C                               0             0            0          0           0           0               0           0
-----------------------------------------------------------------------------------------------------------------------------------
  Institutional Classes                 0             0            0          0           0           0               0           0
-----------------------------------------------------------------------------------------------------------------------------------
Total Distributions                (2,479)       (4,710)     (32,331)   (20,540)       (876)       (408)        (78,171)    (45,205)
-----------------------------------------------------------------------------------------------------------------------------------

Fund Share Transactions
Receipts for shares sold
  Class A                           1,237             0          715          0       1,518       8,176           5,390           0
-----------------------------------------------------------------------------------------------------------------------------------
  Class B                             469             0        1,236          0         778       3,155          12,160           0
-----------------------------------------------------------------------------------------------------------------------------------
  Class C                             281             0        1,809          0       1,967       3,688          15,420           0
-----------------------------------------------------------------------------------------------------------------------------------
  Institutional Classes             6,985        21,443      155,533     79,674           0           0         428,723     295,883
-----------------------------------------------------------------------------------------------------------------------------------
Shares issued in reorganization
  Class A                               0             0            0          0           0           0          29,527           0
-----------------------------------------------------------------------------------------------------------------------------------
  Class B                               0             0            0          0           0           0          49,852           0
-----------------------------------------------------------------------------------------------------------------------------------
  Class C                               0             0            0          0           0           0         204,339           0
-----------------------------------------------------------------------------------------------------------------------------------
Issued as reinvestment of
 distributions
  Class A                               1             0            1          0         171          43             271           0
-----------------------------------------------------------------------------------------------------------------------------------
  Class B                               1             0            2          0         138          35             412           0
-----------------------------------------------------------------------------------------------------------------------------------
  Class C                               1             0            3          0         215          48           1,819           0
-----------------------------------------------------------------------------------------------------------------------------------
  Institutional Classes             2,113         3,954       23,548     17,861           0           0          70,223      43,055
-----------------------------------------------------------------------------------------------------------------------------------
Cost of shares redeemed
  Class A                               0             0           (6)         0      (1,285)     (1,439)         (6,044)          0
-----------------------------------------------------------------------------------------------------------------------------------
  Class B                               0             0            0          0        (178)        (96)         (1,524)          0
-----------------------------------------------------------------------------------------------------------------------------------
  Class C                              (1)            0           (2)         0        (236)       (429)        (14,308)          0
-----------------------------------------------------------------------------------------------------------------------------------
  Institutional Classes           (20,121)      (26,116)    (205,567)   (98,221)          0           0        (292,419)   (156,096)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)
  resulting from Fund share
  transactions                     (9,034)         (719)     (22,728)      (686)      3,088      13,181         503,841     182,842
-----------------------------------------------------------------------------------------------------------------------------------
Total Increase (Decrease) in
  Net Assets                      (10,583)          162      (19,870)    25,793       2,841      14,059         511,375     201,639
-----------------------------------------------------------------------------------------------------------------------------------
Net Assets
Beginning of period                32,511        32,349      258,493    232,700      14,059           0         537,990     336,351
-----------------------------------------------------------------------------------------------------------------------------------
End of Period*                   $ 21,928      $ 32,511    $ 238,623   $258,493     $16,900     $14,059      $1,049,365   $ 537,990
-----------------------------------------------------------------------------------------------------------------------------------
* Including net undistributed
  (overdistributed)
  investment income of:          $    438      $    236    $  12,308   $  3,281     $   701     $   589      $    1,003   $   3,604
-----------------------------------------------------------------------------------------------------------------------------------

(a) Formerly the Global Income Fund of the PIMCO Advisors Funds.

68   See accompanying notes

                                                           Real Return
$ in thousands                    Total Return Fund        Bond Fund                Low Duration Fund        Short-Term Fund
                                  ----------------------   -------------------      ----------------------   ----------------------
                                  Year Ended  Year Ended   Period from 1/29/97      Year Ended  Year Ended   Year Ended  Year Ended
                                     3/31/97     3/31/96            to 3/31/97         3/31/97     3/31/96      3/31/97     3/31/96
Increase (Decrease) in
  Net Assets From:

Operations
Net investment income            $770,314   $   621,582 $                    63     $   177,362 $  171,117   $   7,616    $   6,228
-----------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss)          (57,928)      254,693                       1           1,645      9,315         282          592
-----------------------------------------------------------------------------------------------------------------------------------
Net change in unrealized
  appreciation (depreciation)      15,459        11,343                     (67)          4,354     34,773         620          584
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)
  resulting from operations       727,845       887,618                      (3)        183,361    215,205       8,518        7,404
-----------------------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders
From net investment income
  Class A                          (1,116)            0                       0            (618)         0         (10)           0
-----------------------------------------------------------------------------------------------------------------------------------
  Class B                            (717)            0                      (1)            (48)         0          (1)           0
-----------------------------------------------------------------------------------------------------------------------------------
  Class C                          (3,419)            0                       0            (636)         0          (4)           0
-----------------------------------------------------------------------------------------------------------------------------------
  Institutional Classes          (746,270)     (536,329)                    (45)       (170,941)  (171,148)     (7,441)      (5,967)
-----------------------------------------------------------------------------------------------------------------------------------
In excess of net investment
 income
  Class A                             (28)            0                       0             (18)         0            0           0
-----------------------------------------------------------------------------------------------------------------------------------
  Class B                             (18)            0                       0              (1)         0            0           0
-----------------------------------------------------------------------------------------------------------------------------------
  Class C                             (85)            0                       0             (19)         0            0           0
-----------------------------------------------------------------------------------------------------------------------------------
  Institutional Classes           (18,543)      (85,289)                      0          (5,089)         0         (161)       (262)
-----------------------------------------------------------------------------------------------------------------------------------
From net realized capital gains
  Class A                               0             0                       0               0          0            0           0
-----------------------------------------------------------------------------------------------------------------------------------
  Class B                               0             0                       0               0          0            0           0
-----------------------------------------------------------------------------------------------------------------------------------
  Class C                               0             0                       0               0          0            0           0
-----------------------------------------------------------------------------------------------------------------------------------
  Institutional Classes                 0      (111,133)                      0               0          0            0           0
-----------------------------------------------------------------------------------------------------------------------------------
In excess of net realized
 capital gains
  Class A                               0             0                       0              0           0            0           0
-----------------------------------------------------------------------------------------------------------------------------------
  Class B                               0             0                       0              0           0            0           0
-----------------------------------------------------------------------------------------------------------------------------------
  Class C                               0             0                       0              0           0            0           0
-----------------------------------------------------------------------------------------------------------------------------------
  Institutional Classes                 0             0                       0              0           0            0           0
-----------------------------------------------------------------------------------------------------------------------------------
Tax basis return of capital
  Class A                               0             0                       0              0           0            0           0
-----------------------------------------------------------------------------------------------------------------------------------
  Class B                               0             0                       0              0           0            0           0
-----------------------------------------------------------------------------------------------------------------------------------
  Class C                               0             0                       0              0           0            0           0
-----------------------------------------------------------------------------------------------------------------------------------
  Institutional Classes                 0             0                       0              0           0            0           0
-----------------------------------------------------------------------------------------------------------------------------------
Total Distributions              (770,296)     (732,751)                    (46)      (177,370)   (171,148)      (7,617)     (6,229)
-----------------------------------------------------------------------------------------------------------------------------------

Fund Share Transactions
Receipts for shares sold
  Class A                          35,013             0                       0         21,468           0        4,435           0
-----------------------------------------------------------------------------------------------------------------------------------
  Class B                          10,459             0                     514          1,783           0          197           0
-----------------------------------------------------------------------------------------------------------------------------------
  Class C                          13,775             0                     149         15,897           0        1,403           0
-----------------------------------------------------------------------------------------------------------------------------------
  Institutional Classes         3,842,343     3,684,984                   5,636      1,417,279   1,418,882      188,897     137,837
-----------------------------------------------------------------------------------------------------------------------------------
Shares issued in reorganization
  Class A                          90,184             0                       0         53,912           0            0           0
-----------------------------------------------------------------------------------------------------------------------------------
  Class B                          66,992             0                       0          4,564           0            0           0
-----------------------------------------------------------------------------------------------------------------------------------
  Class C                         342,162             0                       0         61,795           0            0           0
-----------------------------------------------------------------------------------------------------------------------------------
Issued as reinvestment of
 distributions
  Class A                             900             0                       0            615           0            5           0
-----------------------------------------------------------------------------------------------------------------------------------
  Class B                             513             0                       1             33           0            1           0
-----------------------------------------------------------------------------------------------------------------------------------
  Class C                           2,316             0                       0            495           0            4           0
-----------------------------------------------------------------------------------------------------------------------------------
  Institutional Classes           614,904       596,282                      45        150,514     143,411        6,258       4,930
-----------------------------------------------------------------------------------------------------------------------------------
Cost of shares redeemed
  Class A                          (8,458)            0                       0        (16,266)          0       (1,898)          0
-----------------------------------------------------------------------------------------------------------------------------------
  Class B                          (2,564)            0                       0         (1,047)          0          (83)          0
-----------------------------------------------------------------------------------------------------------------------------------
  Class C                         (23,590)            0                       0        (14,179)          0          (44)          0
-----------------------------------------------------------------------------------------------------------------------------------
  Institutional Classes        (2,096,015)   (1,332,682)                      0     (1,434,149) (1,259,043)    (140,838)   (128,260)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)
  resulting from Fund share
  transactions                  2,888,934     2,948,584                   6,345        262,714     303,250       58,337      14,507
-----------------------------------------------------------------------------------------------------------------------------------
Total Increase (Decrease) in
  Net Assets                    2,846,483     3,103,451                   6,296        268,705     347,307       59,238      15,682
-----------------------------------------------------------------------------------------------------------------------------------
Net Assets
Beginning of period            10,352,223     7,248,772                       0      2,680,110   2,332,803      105,796      90,114
-----------------------------------------------------------------------------------------------------------------------------------
End of Period*                $13,198,706   $10,352,223                $  6,296     $2,948,815  $2,680,110   $  165,034   $ 105,796
-----------------------------------------------------------------------------------------------------------------------------------
* Including net undistributed
  (overdistributed)
  investment income of:       $   (25,279)  $   (18,792)               $     19     $   (7,032) $   (5,120)  $     (208)  $    (161)
-----------------------------------------------------------------------------------------------------------------------------------


$ in thousands                    Money Market Fund        StockPLUS Fund
                                  -----------------------  ----------------------
                                  Year Ended  Five Months  Year Ended  Year Ended
                                                    Ended
                                     3/31/97      3/31/96     3/31/97     3/31/96
Increase (Decrease) in
  Net Assets From:

Operations
Net investment income            $  2,257     $     391    $  22,028     $ 11,933
---------------------------------------------------------------------------------
Net realized gain (loss)                0             0       19,189        9,202
---------------------------------------------------------------------------------
Net change in unrealized
  appreciation (depreciation)           0             0      (10,645)        (738)
---------------------------------------------------------------------------------
Net increase (decrease)
  resulting from operations         2,257           391       30,572       20,397
---------------------------------------------------------------------------------
Distributions to Shareholders
From net investment income
  Class A                            (263)            0          (70)           0
---------------------------------------------------------------------------------
  Class B                             (16)            0          (93)           0
---------------------------------------------------------------------------------
  Class C                            (617)            0         (161)           0
---------------------------------------------------------------------------------
  Institutional Classes            (1,361)         (391)     (21,960)      (8,982)
---------------------------------------------------------------------------------
In excess of net investment
 income
  Class A                               0             0            0            0
---------------------------------------------------------------------------------
  Class B                               0             0            0            0
---------------------------------------------------------------------------------
  Class C                               0             0            0            0
---------------------------------------------------------------------------------
  Institutional Classes                 0             0            0            0
---------------------------------------------------------------------------------
From net realized capital gains
  Class A                               0             0            0            0
---------------------------------------------------------------------------------
  Class B                               0             0            0            0
---------------------------------------------------------------------------------
  Class C                               0             0            0            0
---------------------------------------------------------------------------------
  Institutional Classes                 0             0       (8,793)      (9,224)
---------------------------------------------------------------------------------
In excess of net realized
 capital gains
  Class A                               0             0            0            0
---------------------------------------------------------------------------------
  Class B                               0             0            0            0
---------------------------------------------------------------------------------
  Class C                               0             0            0            0
---------------------------------------------------------------------------------
  Institutional Classes                 0             0            0         (251)
---------------------------------------------------------------------------------
Tax basis return of capital
  Class A                               0             0            0            0
---------------------------------------------------------------------------------
  Class B                               0             0            0            0
---------------------------------------------------------------------------------
  Class C                               0             0            0            0
---------------------------------------------------------------------------------
  Institutional Classes                 0             0            0            0
---------------------------------------------------------------------------------
Total Distributions                (2,257)         (391)     (31,077)     (18,457)
---------------------------------------------------------------------------------

Fund Share Transactions
Receipts for shares sold
  Class A                         303,692             0        6,245            0
---------------------------------------------------------------------------------
  Class B                           3,657             0        8,743            0
---------------------------------------------------------------------------------
  Class C                         262,815             0       15,506            0
---------------------------------------------------------------------------------
  Institutional Classes            48,825        23,187       91,902      114,561
---------------------------------------------------------------------------------
Shares issued in reorganization
  Class A                          14,653             0            0            0
---------------------------------------------------------------------------------
  Class B                           2,499             0            0            0
---------------------------------------------------------------------------------
  Class C                          52,050             0            0            0
---------------------------------------------------------------------------------
Issued as reinvestment of
 distributions
  Class A                             192             0           64            0
---------------------------------------------------------------------------------
  Class B                              15             0           86            0
---------------------------------------------------------------------------------
  Class C                             605             0          156            0
---------------------------------------------------------------------------------
  Institutional Classes             1,078           388       28,068       17,428
---------------------------------------------------------------------------------
Cost of shares redeemed
  Class A                        (274,948)            0         (182)           0
---------------------------------------------------------------------------------
  Class B                          (3,028)            0          (33)           0
---------------------------------------------------------------------------------
  Class C                        (230,072)            0       (3,565)           0
---------------------------------------------------------------------------------
  Institutional Classes           (52,339)       (5,381)     (36,518)     (28,558)
---------------------------------------------------------------------------------
Net increase (decrease)
  resulting from Fund share
  transactions                    129,694        18,194      110,472      103,431
---------------------------------------------------------------------------------
Total Increase (Decrease) in
  Net Assets                      129,694        18,194      109,967      105,371
---------------------------------------------------------------------------------
Net Assets
Beginning of period                25,945         7,751      151,869       46,498
---------------------------------------------------------------------------------
End of Period*                   $155,639      $ 25,945    $ 261,836   $  151,869
---------------------------------------------------------------------------------
* Including net undistributed
  (overdistributed)
  investment income of:          $      0      $      0    $   2,028   $    1,762
---------------------------------------------------------------------------------

                                                    See accompanying notes    69

Statement of Cash Flows
For the year or period ended March 31, 1997

$ in thousands                                                        Long-Term           Foreign Bond    Global Bond    Real Return
                                                                      U.S. Gov't Fund     Fund            Fund II        Bond Fund
                                                                      --------------------------------------------------------------
Increase (Decrease) in Cash and Foreign Currency From:

Financing Activities
Sales of Fund shares                                                  $   8,968           $   157,159     $  4,316       $  6,263
------------------------------------------------------------------------------------------------------------------------------------
Redemptions of Fund shares                                              (20,127)             (205,391)      (1,682)             0
------------------------------------------------------------------------------------------------------------------------------------
Cash distributions paid                                                    (404)               (8,783)        (388)             0
------------------------------------------------------------------------------------------------------------------------------------
Proceeds from financing transactions                                     10,528                87,353       12,898          4,002
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from financing activities                        (1,035)               30,338       15,144         10,265
------------------------------------------------------------------------------------------------------------------------------------

Operating Activities
Purchases of long-term securities and foreign currency                 (140,264)           (4,249,568)     (85,481)        (6,144)
------------------------------------------------------------------------------------------------------------------------------------
Proceeds from sales of long-term securities and foreign currency        140,432             4,264,532       69,024            381
------------------------------------------------------------------------------------------------------------------------------------
Purchases of short-term securities (net)                                 (1,274)              (66,960)         (21)        (4,554)
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                     1,963                17,013          388             63
------------------------------------------------------------------------------------------------------------------------------------
Change in other receivables/payables (net)                                  183                 5,120         (195)           (10)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from operating activities                         1,040               (29,863)     (16,285)       (10,264)
------------------------------------------------------------------------------------------------------------------------------------

Net Increase in Cash and Foreign Currency                                     5                   475       (1,141)             1
------------------------------------------------------------------------------------------------------------------------------------

Cash and Foreign Currency
Beginning of period                                                           0                   405        1,211              0
------------------------------------------------------------------------------------------------------------------------------------
End of period                                                         $       5           $       880     $     70       $      1
------------------------------------------------------------------------------------------------------------------------------------



70 See accompanying notes

Notes to Financial Statements
March 31, 1997

1. Significant Accounting Policies
PIMCO Funds (the "Trust") was established as a Massachusetts business trust on February 19, 1987. The Trust is registered under the Investment Company Act of 1940 (the "Act"), as amended, as an open-end investment management company. The Trust currently consists of 20 separate investment funds (the "Funds"); the Total Return Fund; the Total Return Fund II; the Total Return Fund III; the Moderate Duration Fund; the Low Duration Fund; the Low Duration Fund II; the Low Duration Fund III; the Short-Term Fund; the Long-Term U.S. Government Fund; the Real Return Bond Fund; the Foreign Bond Fund; the Global Bond Fund; the Global Bond Fund II; the High Yield Fund; the Money Market Fund; the StocksPLUS Fund; the StocksPLUS Short Strategy Fund; the Strategic Balanced Fund; the Commercial Mortgage Securities Fund; and the International Bond Fund (available only to private account clients of PIMCO). The annual reports for the Total Return II, Total Return III, Moderate Duration, Low Duration II, Low Duration III, Global Bond, Strategic Balanced and International Bond Funds are provided separately. The Commercial Mortgage Securities and StocksPLUS Short Strategy Funds had not commenced operations as of March 31, 1997. As used in the financial statements, "Institutional Classes" refers to the Institutional and Administrative Classes and "Retail Classes" refers to the A, B and C Classes of the Trust. The following is a summary of significant accounting policies consistently followed by the Trust in preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

Security Valuation. Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is determined on the basis of last reported sales prices, or if no sales are reported, as is the case for most securities traded over-the-counter, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. Fixed income securities, including those to be purchased under firm commitment agreements, are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Foreign currency amounts are converted to U.S. dollars using foreign exchange quotations received from independent dealers. Short-term investments which mature in 60 days or less are valued at amortized cost, which approximates market value. Certain fixed income securities for which daily market quotations are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to fixed income securities whose prices are more readily obtainable.

Financing Transactions. A Fund may enter into financing transactions consisting of the sale by the Fund of securities, together with a commitment to repurchase similar securities at a future date. The difference between the selling price and the future purchase price is an adjustment to interest income to the Fund. If the counter-party to whom the Fund sells the security becomes insolvent, a Fund's right to repurchase the security may be restricted; the value of the security may change over the term of the financing transaction; and the return earned by a Fund with the proceeds of a financing transaction may not exceed transaction costs. Included in payable for investments and foreign currency purchased are amounts of $10,528,000, $87,353,251, $12,898,320 and $4,001,769
for Long-Term U.S. Government, Foreign Bond, Global Bond II and Real Return Bond Funds, respectively, related to these financing transactions.

Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Realized gains and losses from securities sold are recorded as of the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis commencing on the settlement date of the transaction, and includes the accretion of discounts and amortization of premiums. Stripped mortgage backed securities
(SMBS) represent a participation in, or are secured by and payable from, mortgage loans on real property, and may be structured in classes with rights to receive varying proporations of principal and interest. SMBS include interest-only securities (IOs), which receive all of the interest, and principal-only securities (POs), which receive all of the principal. If the underlying mortgage assets experience greater than anticipated payments of principal, a Fund may fail to recoup some or all of its initial investment in these securities. The market value of these securities is extremely sensitive to changes in interest rates.

Dividends and Distributions to Shareholders. Dividends from net investment income of each Fund, except the StocksPLUS Fund, are declared on each day the Trust is open for business and are distributed to shareholders monthly. Dividends from net investment income of the StocksPLUS Fund are declared and distributed to shareholders quarterly. Net long-term capital gains earned by a Fund, if any, will be distributed no less frequently than once each year. Foreign exchange gains or losses on investments and the income generated from such investments, arising from fluctuations of exchange rates of the non-dollar denominated investments relative to the U.S. dollar, are reported to shareholders as income in accordance with the provisions of the Internal Revenue Code.
     Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for such items as wash sales, foreign currency transactions, net operating losses and capital loss carryforwards.
     Distributions reflected as a tax basis return of capital in the accompanying Statement of Changes in Net Assets have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains and paid in capital in order to more appropriately conform financial accounting to tax characterizations of dividend distributions.

Multiclass Operations. Income and non-class specific expenses of each Fund, except the StocksPLUS Fund, are allocated daily to each class of shares based on the relative value of settled shares at the beginning of the day, adjusted for purchase orders received in Federal Funds prior to 12:00 p.m., Eastern time. Income and non-class specific expenses of the StocksPLUS Fund are allocated daily to each class of shares based on the relative net assets of each class at the beginning of the day. Realized and unrealized capital gains and losses of each Fund are allocated daily to each class of shares based on the relative net assets of each class at the beginning of the day.

Federal Income Taxes. Each Fund intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for federal income taxes has been made.

Features and Options. Each Fund, except the Money Market Fund, is authorized to enter into futures contracts and options. The primary risks associated with the use of futures contracts and options are imperfect correlation between the change in market value of the securities held by a Fund and the prices of futures contracts and options, the possibility of an illiquid market, and the inability of the counter-party to meet the terms of the contract. Futures contracts and purchased options are valued based upon their quoted daily settlement prices. The premium received for a written option is recorded as an asset with an equal liability which is marked to market based on the option's quoted daily settlement price. Fluctuations in the value of such instruments are recorded as unrealized appreciation (depreciation) until terminated, at which time realized gains and losses are recognized.

Forward Currency Contracts. Each Fund authorized to invest in securities denominated in Foreign currencies may enter into forward foreign exchange contracts for the purpose of hedging against foreign exchange risk arising from the Fund's investment or anticipated investment in securities denominated in foreign currencies. A Fund also may enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. The aggregate principal amounts of the contracts for which delivery is anticipated are recorded in the Fund's account, while such amounts are not recorded if the Fund intends to settle the contracts prior to delivery. All commitments are marked to market daily at the applicable translation rates and any resulting unrealized gains or losses are recorded. Realized gains or losses are recorded at the time the forward contract matures or by delivery of the currency. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Swaps. Each Fund, except the Money Market Fund, is authorized to enter into interest rate, index and currency exchange swap agreements. PIMCO uses these agreements in order to obtain a desired return at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded the desired return. The agreements involve elements of credit risk identified as the cost of replacing those agreements for which PIMCO is in a net receivable position in the event of counter-party default.

At March 31, 1997, the StocksPLUS Fund was a party to S & P 500 Index swap agreements. The agreements involve the contractual exchange of payments whereby the Fund will receive proceeds based on the total return of the S & P 500 Index and pay an amount based on LIBOR. The differential to be paid or received is recognized daily over the life of the agreement. For the period ended March 31, 1997, net income of $10,684,593 was derived from the agreements and is included in interest income of the Fund.

Delayed Delivery Transactions. A Fund may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by a Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, a Fund will set aside and maintain until the settlement date in a segregated account, liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. A Fund may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When the Fund has sold a security on a delayed delivery basis, the Fund does not participate in future gains and losses with respect to the security. Forward sales commitments are accounted for by the Fund in the same manner as forward currency contracts discussed above.

        The following securities were subject to outstanding forward sale commitments at March 31, 1997 which are covered by purchased call options (amounts in thousands):

                                     Principal
                                     Amount        Value         Proceeds
--------------------------------------------------------------------------

Foreign Bond Fund
Commonwealth of Australia    A$          4,000       $  4,033     $  3,969
Commonwealth of Canada       C$         52,098         40,068       40,073
Government of Japan          JY      8,424,000         79,273       78,169
Kingdom of Sweden            SK        334,000         49,005       49,228
                                                     --------     --------
                                                     $172,379     $171,439
                                                     ========     ========

Global Bond Fund II
Commonwealth of Australia    A$            400         $  387       $  361
Commonwealth of Canada       C$          5,370          4,114        4,118
Government of Japan          JY        264,000          2,458        2,435
Kingdom of Sweden            SK          6,900          1,032        1,024
                                                       ------       ------
                                                       $7,981       $7,939
                                                       ======       ======

Inflation-Indexed Bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond will be considered interest income, even though investors do not receive their principal until maturity.

Estimates. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

2. Fees, Expenses, and Related Party Transactions Investment Advisory Fee. PIMCO serves as investment adviser (the "Adviser") to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from each Fund at an annual rate based on average daily net assets of the Fund as follows:
Money Market Fund - 0.15%, StocksPLUS Fund - 0.40% and all other Funds - 0.25%.

Administration Fee. PIMCO also serves as administrator (the "Administrator"), and provides administrative services to the Trust for which it receives from each Fund a monthly administrative fee based on each share class's average daily net assets. The Administration Fee for the Retail Classes is charged at an annual rate of 0.35% for the Short-Term and Money Market Funds; 0.45% for the Foreign Bond and Global Bond II Funds; and 0.40% for all other Funds. The Administration Fee for the Institutional Classes is charged at an annual rate of 0.18% for the Total Return and Low Duration Funds; 0.20% for the Short-Term and Money Market Funds; and 0.25% for all other Funds.

Expenses. The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust's executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses; (v) fees and expenses of the Trustees who are not "interested persons" of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) expenses, such as organizational expenses, which are capitalized in accordance with generally accepted accounting principles; and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust's Multiclass Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. In conjunction with the reorganization of the PIMCO Advisors Funds, the Global Bond Fund II adopted a unified fee structure on January 17, 1997 whereby PIMCO provides services necessary for the operation of the Fund for a single administrative fee. Each unaffiliated Trustee receives an annual retainer of $45,000, plus $3,000 for each Board of Trustees meeting attended, plus reimbursement of related expenses. In addition, each committee chair receives an annual retainer of $1,500. These expenses are allocated to the Funds of the Trust according to their respective net assets.

Distribution and Servicing Fees. PIMCO Funds Distribution Company ("PFDCO"), a wholly-owned subsidiary of PIMCO Advisors L.P., serves as the distributor of the Trust's shares.

    The Trust is permitted to reimburse, out of the Administrative Class assets of each Fund offering Administrative Class shares in an amount up to 0.25% on an annual basis of the average daily net assets of that class, financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Fund shares as their funding medium. The effective rate paid to PFDCO was 0.25% during 1997.

     Pursuant to the Distribution and Servicing Plans adopted by the Retail Classes of the Trust, the Trust compensates PFDCO for services provided and expenses incurred in connection with assistance rendered in the sale of shares and services rendered to shareholders and for maintenance of shareholder accounts of the Retail Classes. The Trust paid PFDCO distribution and servicing fees at an effective rate as set forth below (calculated as a percentage of each Fund's average daily net assets attributable to each class):

                          Effective Rate                 Allowable Rate
_______________________________________________________________________________
                    Distribution     Servicing     Distribution     Servicing
                       Fee(%)          Fee(%)         Fee(%)          Fee(%)
_______________________________________________________________________________
Class A

Money Market Fund          --           0.10             --             0.20

All other Funds            --           0.25             --             0.25

Class B

All Funds                0.75           0.25           0.75             0.25

Class C

Long-Term U.S. Gov't,
 Foreign Bond,
 Global Bond II,
 High Yield and
Total Return Funds       0.75           0.25           0.75             0.25

Low Duration Fund        0.50           0.25           0.50             0.25

Real Return Bond, and
StocksPLUS Funds         0.50           0.25           0.75             0.25

Short-Term Fund          0.30           0.25           0.75             0.25

Money Market Fund          --           0.10             --             0.20

    PFDCO also receives the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares, except for the Money Market Fund, and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A, Class B and Class C shares. For the periods ended March 31, 1997, the Funds were informed that PFDCO received $519,595 representing commissions (sales charges) and contingent deferred sales charges related to the Retail Classes.

3.  Purchases and Sales of Securities
Purchases and sales of securities (excluding short-term investments) for the period ended March 31, 1997 were as follows ($ in thousands):

                          U.S. Government/Agency              All Other
                        ------------------------------------------------------
                          Purchases         Sales      Purchases         Sales
------------------------------------------------------------------------------
Long-Term U.S.
 Gov't Fund             $   140,438   $   147,050     $        0    $    1,373
------------------------------------------------------------------------------
Foreign Bond Fund             1,613        27,020      4,347,464     4,568,215
------------------------------------------------------------------------------
Global Bond Fund II               3             0         74,560        73,682
------------------------------------------------------------------------------
High Yield Fund              31,997        30,035        898,183       471,149
------------------------------------------------------------------------------
Total Return Fund        19,526,506    17,697,807      2,764,451     3,420,894
------------------------------------------------------------------------------
Real Return
 Bond Fund                   12,727         8,321          1,661           168
------------------------------------------------------------------------------
Low Duration Fund         6,246,804     6,089,127        645,838       790,289
------------------------------------------------------------------------------
Short-Term Fund              31,692        36,078         78,927        43,974
------------------------------------------------------------------------------
StocksPLUS Fund              40,919        39,491         97,336        37,747
------------------------------------------------------------------------------


4.  Transactions in Written Call and Put Options
Transactions in written call and put options were as follows ($ in thousands):

                        Long-Term    Foreign       Total         Low     Short-
                       U.S. Gov't       Bond      Return    Duration       Term     StocksPLUS
                             Fund       Fund        Fund        Fund       Fund           Fund
----------------------------------------------------------------------------------------------
                       -------------------------------Premium---------------------------------
Balance at 3/31/96           $  4       $ 80    $ 11,679      $    0       $  0           $  0
Sales                          75          0      41,410       4,036         22             41
Closing Buys                  (40)         0           0           0        (21)           (31)
Expirations                    (5)       (80)    (11,682)       (325)        (1)           (10)
Exercised                       0          0     (11,189)          0          0              0
                       -----------------------------------------------------------------------
Balance at 3/31/97           $ 34       $  0    $ 30,218      $3,711       $  0           $  0
                       -----------------------------------------------------------------------

5. Summaries
The following amounts relate to items accumulated in the Statement of Assets and Liabilities, the Statement of Operations and the Statement of Changes in Net Assets (amounts in thousands):

                                            Long-Term  Foreign     High       Total       Real       Low   Short-    Money  Stocks-
                                           U.S. Gov't     Bond    Yield      Return     Return  Duration     Term   Market     PLUS
                                                 Fund     Fund     Fund        Fund  Bond Fund      Fund     Fund     Fund     Fund
-----------------------------------------------------------------------------------------------------------------------------------
Shares Outstanding
  Institutional Class                           2,129   22,559   67,081   1,219,656        568   280,193   15,648   23,497   20,574
-----------------------------------------------------------------------------------------------------------------------------------
  Administrative Class                              0        3      940      14,719          0     2,361      451       12       60
-----------------------------------------------------------------------------------------------------------------------------------

Distributions to Shareholders
  From net investment income
    Institutional Class                        $1,773  $ 7,980  $64,102  $  737,816       $ 45  $170,430  $ 7,220  $ 1,360  $21,952
-----------------------------------------------------------------------------------------------------------------------------------
    Administrative Class                            0        0      407       8,454          0       511      221        1        8
-----------------------------------------------------------------------------------------------------------------------------------
  In excess of net investment income
    Institutional Class                             0        0        0      18,432          0     5,074      156        0        0
-----------------------------------------------------------------------------------------------------------------------------------
    Administrative Class                            0        0        0         211          0        15        5        0        0
-----------------------------------------------------------------------------------------------------------------------------------
  From net realized capital gains
    Institutional Class                             0   24,345    9,166           0          0         0        0        0    8,793
-----------------------------------------------------------------------------------------------------------------------------------
    Administrative Class                            0        0       88           0          0         0        0        0        0
-----------------------------------------------------------------------------------------------------------------------------------
  In excess of net realized capital gains
    Institutional Class                           693        0        0           0          0         0        0        0        0
-----------------------------------------------------------------------------------------------------------------------------------
    Administrative Class                            0        0        0           0          0         0        0        0        0
-----------------------------------------------------------------------------------------------------------------------------------

6.  Federal Income Tax Matters

As of March 31, 1997, the Funds listed in the table below had remaining capital loss carryforwards that were realized in current and prior years. In addition, as part of the transaction described in Note 7, the High Yield, Total Return and Low Duration Funds acquired capital loss carryforwards from the PIMCO Advisors High Income, PIMCO Advisors Total Return Income, PIMCO Advisors U.S. Government and PIMCO Advisors Short-Intermediate Funds. Use of the acquired capital loss carryforwards may be limited under current tax laws.

    Additionally, the Long-Term U.S. Government and Total Return Funds realized capital losses during the fiscal year for which the Fund elected to defer them to the following fiscal year pursuant to income tax regulations. The amounts are $1,931,570 and $96,365,587, respectively.

    Each Fund will resume capital gain distributions in the future to the extent gains are realized in excess of the available carryforwards.

                       Capital Loss Carryforwards
                         (amounts in thousands)
                       ---------------------------
                        Realized       Acquired
                          Losses         Losses       Expiration
----------------------------------------------------------------
High Yield Fund           $    -        $50,541         03/31/02
                               -          5,495         03/31/01
                               -         28,820         03/31/98
Total Return Fund          8,241              -         03/31/05
                               -            988         03/31/04
                               -          8,501         03/31/02
                               -         17,277         03/31/01
Low Duration Fund          2,898              -         03/31/03
                               -          1,170         03/31/02
                               -          3,550         03/31/01
                               -            738         03/31/99

7.  Reorganization

Each Acquiring Fund, as listed below, acquired the assets and certain liabilities of the Acquired Fund, also listed below, in a tax-free exchange for shares of the Acquiring Fund, pursuant to a plan of reorganization approved by the Acquired Fund's shareholders (amounts in thousands):


                                                                                                                 Total
                                                           Shares       Value of  Total Net    Total Net    Net Assets      Acquired
                                                        Issued by  Shares Issued  Assets of    Assets of  of Acquiring       Fund(s)
                                                        Acquiring   by Acquiring  Acquiring    Acquiring    Fund After    Unrealized
Acquiring Fund           Acquired Fund(s)         Date       Fund           Fund    Fund(s)         Fund   Acquisition  Appreciation
------------------------------------------------------------------------------------------------------------------------------------
PIMCO High Yield Fund    PIMCO Advisors
                         High Income
                         Fund                 01/17/97     25,309       $283,718   $283,718  $   791,932   $ 1,075,650       $12,610
------------------------------------------------------------------------------------------------------------------------------------

PIMCO Total Return Fund  PIMCO Advisors
                         Total Return
                         Income Fund and
                         PIMCO Advisors
                         U.S. Government
                         Fund                 01/17/97     47,783       $499,338   $499,338  $12,445,156   $12,944,494       $ 5,236
------------------------------------------------------------------------------------------------------------------------------------

PIMCO Low Duration Fund  PIMCO Advisors
                         Short-Intermediate
                         Fund                 01/17/97     11,967       $120,271   $120,271  $ 2,829,201   $ 2,949,472       $   448
------------------------------------------------------------------------------------------------------------------------------------

PIMCO Money Market Fund  PIMCO Advisors
                         Money Market
                         Fund                 01/17/97     69,202       $ 69,202   $ 69,202  $    25,027   $    94,229       $     0
------------------------------------------------------------------------------------------------------------------------------------

On January 17, 1997 the Global Bond Fund II, previously known as the Global Income Fund, a portfolio in the PIMCO Advisors Funds, was reorganized as a portfolio of the PIMCO Funds: Pacific Investment Management Series pursuant to an agreement and plan of reorganization approved by the Fund's shareholders. In connection with the reorganization the year end date of the Fund was changed from September 30 to March 31.

8.   Shares of Beneficial Interest
The Trust may issue an unlimited number of shares of beneficial interest with a $.0001 par value. Changes in shares of beneficial interest were as follows (amounts in thousands):

                                                         LONG-TERM U.S. GOV'T FUND                        FOREIGN BOND FUND
                                              YEAR ENDED 3/31/97            YEAR ENDED 3/31/96            YEAR ENDED 3/31/97
                                            SHARES         AMOUNT         SHARES         AMOUNT         SHARES         AMOUNT
                                            -------------------------------------------------------------------------------------
Receipts for shares sold
 Institutional Class                            712         $  6,985        2,022         $ 21,443        14,462        $ 155,503
---------------------------------------------------------------------------------------------------------------------------------
 Administrative Class                             0                0            0                0             3               30
---------------------------------------------------------------------------------------------------------------------------------
 Class A                                        128            1,237            0                0            69              715
---------------------------------------------------------------------------------------------------------------------------------
 Class B                                         48              469            0                0           117            1,236
---------------------------------------------------------------------------------------------------------------------------------
 Class C                                         29              281            0                0           172            1,809
---------------------------------------------------------------------------------------------------------------------------------
Shares issued in reorganization
 Class A                                          0                0            0                0             0                0
---------------------------------------------------------------------------------------------------------------------------------
 Class B                                          0                0            0                0             0                0
---------------------------------------------------------------------------------------------------------------------------------
 Class C                                          0                0            0                0             0                0
---------------------------------------------------------------------------------------------------------------------------------
Issued as reinvestment of distributions
 Institutional Class                            215            2,113          372            3,954         2,246           23,548
---------------------------------------------------------------------------------------------------------------------------------
 Administrative Class                             0                0            0                0             0                0
---------------------------------------------------------------------------------------------------------------------------------
 Class A                                          0                1            0                0             0                1
---------------------------------------------------------------------------------------------------------------------------------
 Class B                                          0                1            0                0             0                2
---------------------------------------------------------------------------------------------------------------------------------
 Class C                                          0                1            0                0             0                3
---------------------------------------------------------------------------------------------------------------------------------
Cost of shares redeemed
 Institutional Class                         (2,062)         (20,121)      (2,415)         (26,116)      (18,761)        (205,567)
---------------------------------------------------------------------------------------------------------------------------------
 Administrative Class                             0                0            0                0             0                0
---------------------------------------------------------------------------------------------------------------------------------
 Class A                                          0                0            0                0            (1)              (6)
---------------------------------------------------------------------------------------------------------------------------------
 Class B                                          0                0            0                0             0                0
---------------------------------------------------------------------------------------------------------------------------------
 Class C                                          0               (1)           0                0             0               (2)
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) resulting from
 Fund share transactions                       (930)        $ (9,034)         (21)        $   (719)       (1,693)       $ (22,728)
-----------------------------------------------------------------------------------------------------------------------------------

                                             REAL REURN BOND FUND                         LOW DURATION FUND
                                             PERIOD ENDED 3/31/97          YEAR ENDED 3/31/97            YEAR ENDED 3/31/96
                                            SHARES         AMOUNT         SHARES         AMOUNT         SHARES         AMOUNT
                                            -------------------------------------------------------------------------------------
Receipts for shares sold
 Institutional Class                         564            $5,636          139,451       $ 1,394,715     141,847       $ 1,416,204
-----------------------------------------------------------------------------------------------------------------------------------
 Administrative Class                          0                 0            2,251            22,564         267             2,678
-----------------------------------------------------------------------------------------------------------------------------------
 Class A                                       0                 0            2,135            21,468           0                 0
-----------------------------------------------------------------------------------------------------------------------------------
 Class B                                      51               514              178             1,783           0                 0
-----------------------------------------------------------------------------------------------------------------------------------
 Class C                                      15               149            1,581            15,897           0                 0
-----------------------------------------------------------------------------------------------------------------------------------
Shares issued in reorganization
 Class A                                       0                 0            5,364            53,912           0                 0
-----------------------------------------------------------------------------------------------------------------------------------
 Class B                                       0                 0              454             4,564           0                 0
-----------------------------------------------------------------------------------------------------------------------------------
 Class C                                       0                 0            6,149            61,795           0                 0
-----------------------------------------------------------------------------------------------------------------------------------
Issued as reinvestment of distributions
 Institutional Class                           4                45           15,036           149,996      14,360           143,328
-----------------------------------------------------------------------------------------------------------------------------------
 Administrative Class                          0                 0               52               518           8                83
-----------------------------------------------------------------------------------------------------------------------------------
 Class A                                       0                 0               61               615           0                 0
-----------------------------------------------------------------------------------------------------------------------------------
 Class B                                       0                 1                3                33           0                 0
-----------------------------------------------------------------------------------------------------------------------------------
 Class C                                       0                 0               49               495           0                 0
-----------------------------------------------------------------------------------------------------------------------------------
Cost of shares redeemed
 Institutional Class                           0                 0         (143,424)       (1,432,178)   (126,025)      $(1,258,060)
-----------------------------------------------------------------------------------------------------------------------------------
 Administrative Class                          0                 0             (197)           (1,971)        (99)             (983)
-----------------------------------------------------------------------------------------------------------------------------------
 Class A                                       0                 0           (1,615)          (16,266)          0                 0
-----------------------------------------------------------------------------------------------------------------------------------
 Class B                                       0                 0             (104)           (1,047)          0                 0
-----------------------------------------------------------------------------------------------------------------------------------
 Class C                                       0                 0           (1,407)          (14,179)          0                 0
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) resulting from
 Fund share transactions                     634            $6,345           26,017       $   262,714      30,358       $   303,250
-----------------------------------------------------------------------------------------------------------------------------------
                                                         FOREIGN BOND FUND
                                                         YEAR ENDED 3/31/96
                                                       SHARES         AMOUNT
                                                      ------------------------
Receipts for shares sold
 Institutional Class                                    7,828         $ 79,674
------------------------------------------------------------------------------
 Administrative Class                                       0                0
------------------------------------------------------------------------------
 Class A                                                    0                0
------------------------------------------------------------------------------
 Class B                                                    0                0
------------------------------------------------------------------------------
 Class C                                                    0                0
------------------------------------------------------------------------------
Shares issued in reorganization
 Class A                                                    0                0
------------------------------------------------------------------------------
 Class B                                                    0                0
------------------------------------------------------------------------------
 Class C                                                    0                0
------------------------------------------------------------------------------
Issued as reinvestment of distributions
 Institutional Class                                    1,752           17,861
------------------------------------------------------------------------------
 Administrative Class                                       0                0
------------------------------------------------------------------------------
 Class A                                                    0                0
------------------------------------------------------------------------------
 Class B                                                    0                0
------------------------------------------------------------------------------
 Class C                                                    0                0
------------------------------------------------------------------------------
Cost of shares redeemed
 Institutional Class                                   (9,773)         (98,221)
------------------------------------------------------------------------------
 Administrative Class                                       0                0
------------------------------------------------------------------------------
 Class A                                                    0                0
------------------------------------------------------------------------------
 Class B                                                    0                0
------------------------------------------------------------------------------
 Class C                                                    0                0
------------------------------------------------------------------------------
Net increase (decrease) resulting from
 Fund share transactions                                 (193)        $   (686)
------------------------------------------------------------------------------

8.   Shares of Beneficial Interest
The Trust may issue an unlimited number of shares of beneficial interest with a $.0001 par value. Changes in shares of beneficial interest were as follows (amounts in thousands):

                                                              GLOBAL BOND FUND II                         HIGH YIELD FUND
                                             PERIOD ENDED 3/31/97           YEAR ENDED 9/30/96            YEAR ENDED 3/31/97
                                            SHARES         AMOUNT         SHARES         AMOUNT         SHARES         AMOUNT
                                            -------------------------------------------------------------------------------------
Receipts for shares sold
 Institutional Class                            0           $     0            0          $     0         37,480        $ 414,058
---------------------------------------------------------------------------------------------------------------------------------
 Administrative Class                           0                 0            0                0          1,323           14,665
---------------------------------------------------------------------------------------------------------------------------------
 Class A                                      136             1,518          803            8,176            480            5,390
---------------------------------------------------------------------------------------------------------------------------------
 Class B                                       70               778          301            3,155          1,083           12,160
---------------------------------------------------------------------------------------------------------------------------------
 Class C                                      177             1,967          352            3,688          1,380           15,420
---------------------------------------------------------------------------------------------------------------------------------
Shares issued in reorganization
 Class A                                        0                 0            0                0          2,634           29,527
---------------------------------------------------------------------------------------------------------------------------------
 Class B                                        0                 0            0                0          4,447           49,852
---------------------------------------------------------------------------------------------------------------------------------
 Class C                                        0                 0            0                0         18,228          204,339
---------------------------------------------------------------------------------------------------------------------------------
Issued as reinvestment of distributions
 Institutional Class                            0                 0            0                0          6,306           69,870
---------------------------------------------------------------------------------------------------------------------------------
 Administrative Class                           0                 0            0                0             31              353
---------------------------------------------------------------------------------------------------------------------------------
 Class A                                       16               171            4               43             25              271
---------------------------------------------------------------------------------------------------------------------------------
 Class B                                       13               138            3               35             37              412
---------------------------------------------------------------------------------------------------------------------------------
 Class C                                       19               215            5               48            163            1,819
---------------------------------------------------------------------------------------------------------------------------------
Cost of shares redeemed
 Institutional Class                            0                 0            0                0        (25,767)        (286,865)
---------------------------------------------------------------------------------------------------------------------------------
 Administrative Class                           0                 0            0                0           (506)          (5,554)
---------------------------------------------------------------------------------------------------------------------------------
 Class A                                     (118)           (1,285)        (135)          (1,439)          (537)          (6,044)
---------------------------------------------------------------------------------------------------------------------------------
 Class B                                      (16)             (178)          (9)             (96)          (136)          (1,524)
---------------------------------------------------------------------------------------------------------------------------------
 Class C                                      (21)             (236)         (41)            (429)        (1,272)         (14,308)
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) resulting from
 Fund share transactions                      276           $ 3,088        1,283          $13,181         45,399        $ 503,841
---------------------------------------------------------------------------------------------------------------------------------

                                                HIGH YIELD FUND                           TOTAL RETURN FUND
                                               YEAR ENDED 3/31/96           YEAR ENDED 3/31/97            YEAR ENDED 3/31/96
                                            SHARES         AMOUNT         SHARES         AMOUNT         SHARES         AMOUNT
                                            --------------------------------------------------------------------------------------
Receipts for shares sold
 Institutional Class                          27,025        $ 294,885       358,561       $ 3,709,839     342,019       $ 3,567,811
-----------------------------------------------------------------------------------------------------------------------------------
 Administrative Class                             90              998        12,842           132,504      11,183           117,173
-----------------------------------------------------------------------------------------------------------------------------------
 Class A                                           0                0         3,360            35,013           0                 0
-----------------------------------------------------------------------------------------------------------------------------------
 Class B                                           0                0         1,002            10,459           0                 0
-----------------------------------------------------------------------------------------------------------------------------------
 Class C                                           0                0         1,329            13,775           0                 0
-----------------------------------------------------------------------------------------------------------------------------------
Shares issued in reorganization
 Class A                                           0                0         8,630            90,184           0                 0
-----------------------------------------------------------------------------------------------------------------------------------
 Class B                                           0                0         6,410            66,992           0                 0
-----------------------------------------------------------------------------------------------------------------------------------
 Class C                                           0                0        32,743           342,162           0                 0
-----------------------------------------------------------------------------------------------------------------------------------
Issued as reinvestment of distributions
 Institutional Class                           3,932           43,030        58,681           606,425      56,475           592,359
-----------------------------------------------------------------------------------------------------------------------------------
 Administrative Class                              2               25           820             8,479         373             3,923
-----------------------------------------------------------------------------------------------------------------------------------
 Class A                                           0                0            88               900           0                 0
-----------------------------------------------------------------------------------------------------------------------------------
 Class B                                           0                0            49               513           0                 0
-----------------------------------------------------------------------------------------------------------------------------------
 Class C                                           0                0           223             2,316           0                 0
-----------------------------------------------------------------------------------------------------------------------------------
Cost of shares redeemed
 Institutional Class                         (14,184)        (156,050)     (193,748)       (2,001,935)   (124,938)       (1,308,591)
-----------------------------------------------------------------------------------------------------------------------------------
 Administrative Class                             (4)             (46)       (9,113)          (94,080)     (2,289)          (24,091)
-----------------------------------------------------------------------------------------------------------------------------------
 Class A                                           0                0          (810)           (8,458)          0                 0
-----------------------------------------------------------------------------------------------------------------------------------
 Class B                                           0                0          (244)           (2,564)          0                 0
-----------------------------------------------------------------------------------------------------------------------------------
 Class C                                           0                0        (2,256)          (23,590)          0                 0
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) resulting from
 Fund share transactions                      16,861        $ 182,842       278,567       $ 2,888,934     282,823       $ 2,948,584
-----------------------------------------------------------------------------------------------------------------------------------

                                                               SHORT-TERM FUND                             MONEY MARKET FUND
                                              YEAR ENDED 3/31/97             YEAR ENDED 3/31/96            YEAR ENDED 3/31/97
                                            SHARES         AMOUNT         SHARES         AMOUNT         SHARES         AMOUNT
                                            ----------------------------------------------------------------------------------
Receipts for shares sold
 Institutional Class                          18,060        $ 180,257       13,481        $ 133,513        48,817       $  48,817
---------------------------------------------------------------------------------------------------------------------------------
 Administrative Class                            867            8,640          435            4,324             8               8
---------------------------------------------------------------------------------------------------------------------------------
 Class A                                         441            4,435            0                0       303,692         303,692
---------------------------------------------------------------------------------------------------------------------------------
 Class B                                          19              197            0                0         3,657           3,657
---------------------------------------------------------------------------------------------------------------------------------
 Class C                                         140            1,403            0                0       262,815         262,815
---------------------------------------------------------------------------------------------------------------------------------
Shares issued in reorganization
 Class A                                           0                0            0                0        14,653          14,653
---------------------------------------------------------------------------------------------------------------------------------
 Class B                                           0                0            0                0         2,499           2,499
---------------------------------------------------------------------------------------------------------------------------------
 Class C                                           0                0            0                0        52,050          52,050
---------------------------------------------------------------------------------------------------------------------------------
Issued as reinvestment of distributions
 Institutional Class                             625            6,243          498            4,930         1,077           1,077
---------------------------------------------------------------------------------------------------------------------------------
 Administrative Class                              1               15            0                0             1               1
---------------------------------------------------------------------------------------------------------------------------------
 Class A                                           1                5            0                0           192             192
---------------------------------------------------------------------------------------------------------------------------------
 Class B                                           0                1            0                0            15              15
---------------------------------------------------------------------------------------------------------------------------------
 Class C                                           0                4            0                0           605             605
---------------------------------------------------------------------------------------------------------------------------------
Cost of shares redeemed
 Institutional Class                         (13,294)        (132,676)     (12,924)        (127,940)      (52,332)        (52,332)
---------------------------------------------------------------------------------------------------------------------------------
 Administrative Class                           (820)          (8,162)         (32)            (320)           (7)             (7)
---------------------------------------------------------------------------------------------------------------------------------
 Class A                                        (189)          (1,898)           0                0      (274,948)       (274,948)
---------------------------------------------------------------------------------------------------------------------------------
 Class B                                          (8)             (83)           0                0        (3,028)         (3,028)
---------------------------------------------------------------------------------------------------------------------------------
 Class C                                          (4)             (44)           0                0      (230,072)       (230,072)
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) resulting from
 Fund share transactions                       5,839        $  58,337        1,458        $  14,507       129,694       $ 129,694
---------------------------------------------------------------------------------------------------------------------------------

                                               MONEY MARKET FUND                           STOCKSPLUS FUND
                                               YEAR ENDED 3/31/96           YEAR ENDED 3/31/97           YEAR ENDED 3/31/96
                                            SHARES         AMOUNT         SHARES         AMOUNT         SHARES         AMOUNT
                                            ------------------------------------------------------------------------------------
Receipts for shares sold
 Institutional Class                         23,183         $23,183         7,685         $ 91,156       10,056         $114,561
--------------------------------------------------------------------------------------------------------------------------------
 Administrative Class                             4               4            64              746            0                0
--------------------------------------------------------------------------------------------------------------------------------
 Class A                                          0               0           515            6,245            0                0
--------------------------------------------------------------------------------------------------------------------------------
 Class B                                          0               0           720            8,743            0                0
--------------------------------------------------------------------------------------------------------------------------------
 Class C                                          0               0         1,276           15,506            0                0
--------------------------------------------------------------------------------------------------------------------------------
Shares issued in reorganization
 Class A                                          0               0             0                0            0                0
--------------------------------------------------------------------------------------------------------------------------------
 Class B                                          0               0             0                0            0                0
--------------------------------------------------------------------------------------------------------------------------------
 Class C                                          0               0             0                0            0                0
--------------------------------------------------------------------------------------------------------------------------------
Issued as reinvestment of distributions
 Institutional Class                            388             388         2,419           28,060        1,556           17,428
--------------------------------------------------------------------------------------------------------------------------------
 Administrative Class                             0               0             1                8            0                0
--------------------------------------------------------------------------------------------------------------------------------
 Class A                                          0               0             5               64            0                0
--------------------------------------------------------------------------------------------------------------------------------
 Class B                                          0               0             7               86            0                0
--------------------------------------------------------------------------------------------------------------------------------
 Class C                                          0               0            13              156            0                0
--------------------------------------------------------------------------------------------------------------------------------
Cost of shares redeemed
 Institutional Class                         (5,377)         (5,377)       (3,137)         (36,460)      (2,440)         (28,558)
--------------------------------------------------------------------------------------------------------------------------------
 Administrative Class                            (4)             (4)           (5)             (58)           0                0
--------------------------------------------------------------------------------------------------------------------------------
 Class A                                          0               0           (15)            (182)           0                0
--------------------------------------------------------------------------------------------------------------------------------
 Class B                                          0               0            (3)             (33)           0                0
--------------------------------------------------------------------------------------------------------------------------------
 Class C                                          0               0          (306)          (3,565)           0                0
--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) resulting from
 Fund share transactions                     18,194         $18,194         9,239         $110,472        9,172         $103,431
--------------------------------------------------------------------------------------------------------------------------------

Report of Independent Accountants

To the Trustees and Shareholders of the PIMCO Funds:
Pacific Investment Management Series

In our opinion, the accompanying statement of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and cash flows and the financial highlights present fairly, in all material respects, the financial position of the Long-Term U.S. Government Fund, Foreign Bond Fund, Global Bond Fund II (formally known as the "Global Income Fund"), High Yield Fund, Total Return Fund, Real Return Bond Fund, Low Duration Fund, Short-Term Fund, Money Market Fund and StocksPLUS Fund (hereafter referred to as the "Funds") at March 31, 1997, and the results of each of their operations, the changes in each of their net assets and cash flows for the Long-Term U.S. Government Fund, Foreign Bond Fund, Global Bond Fund II and the Real Return Bond Fund and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and the financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 1997 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above. The statement of changes in net assets for the period ended September 30, 1996 and the financial highlights for each of the periods then ended for the Global Bond Fund II were audited by other independent accountants whose report dated November 22, 1996 expressed an unqualified opinion on those statements.


Price Waterhouse LLP
Kansas City, Missouri
May 22, 1997

PIMCO Funds: Access to the highest standard


PIMCO Funds offer discerning investors unique access to the institutional investment expertise of PIMCO Advisors L.P.

Managing over $110 billion in assets ($26 billion in mutual funds), PIMCO Funds consists of six institutional investment firms, each specializing in a particular investment discipline or style. Together their reputation and performance record has attracted many prestigious institutional clients, including 35 of the 100 largest U.S. corporations.


Manager PIMCO Advisors L.P., 800 Newport Center Drive, Suite 100, Newport Beach, CA 92660

Distributor                    PIMCO Funds Distribution Company, 2187 Atlantic
                               Street, Stamford, CT 06902

Custodian                      Investors Fiduciary Trust Company, 127 West 10th
                               Street, Kansas City, MO 64105

Shareholder Servicing Agent    Shareholder Services, Inc., P.O. Box 5866,
and Transfer Agent             Denver, CO 80217

Independent                    Price Waterhouse LLP, 1055 Broadway, Kansas
Accountant                     City, MO, 64105

Legal Counsel                  Dechert Price & Rhoads, 1500 K Street N.W.,
                               Washington, DC, 20005

For Account                    For PIMCO Funds account information contact your
Information                    financial advisor, or if you receive account
                               statements directly from PIMCO Funds, you can also call 1-800-426-0107. Telephone representatives are available Monday-Friday 8:30 am to 8:00 pm eastern time.

This is a copy of a report by PIMCO Funds to its shareholders. Distribution of this report to persons other than shareholders of the Trust is authorized only when accompanied by the Trust's Prospectus. This report does not offer for sale or solicit orders to buy any securities.

This material is authorized for use only when preceded or accompanied by a current PIMCO Funds prospectus, which describes in greater detail the investment policies, management fees and other matters of interest to prospective investors. Please read the prospectus carefully before you invest or send money.


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                                                                   PAID
                                                              SMITHTOWN, NY
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Distribution Company

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Stamford, CT 06902